As filed with the Securities and Exchange Commission on February 27, 2013

1933 Act File No. 033-11387
1940 Act File No. 811-04984

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 153	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 152	[ X ]
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas  76155
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President 4151 Amon Carter Boulevard MD 2450 Fort Worth, Texas 76155 (Name and Address of Agent for Service)	With copies to: Kath K. Ingber, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1601

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on February 28, 2013, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN BEACON FUNDS
CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for A Class, C Class, Y Class, Advisor Class, Institutional Class, and Investor Class shares of the American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund; A Class, C Class, Y Class, Advisor Class, Institutional Class, Investor Class and Retirement Class shares of the American Beacon Large Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon International Equity Fund; Y Class and Investor Class shares of the American Beacon Small Cap Value II Fund; A Class, C Class, Y Class, Institutional Class and Investor Class shares of the American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund; and A Class, C Class, Y Class, and Investor Class shares of the American Beacon Retirement Income and Appreciation Fund

Prospectus for the AMR Class shares of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon International Equity Fund, American Beacon Emerging Markets Fund and American Beacon High Yield Bond Fund

Statement of Additional Information for the AMR, A Class, C Class, Y Class, Advisor Class, Institutional Class, and Investor Class shares of the American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund; AMR, A Class, C Class, Y Class, Advisor Class, Institutional Class, Investor Class and Retirement Class shares of the American Beacon Large Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon International Equity Fund; AMR, A Class, C Class, Y Class Institutional Class, and  Investor Class shares of the American Beacon Emerging Markets Fund and American Beacon High Yield Bond Fund; Y Class and Investor Class of American Small Cap Value II Fund; A Class, C Class, Y Class and Investor Class of American Beacon Retirement Income and Appreciation Fund; and A Class, C Class, Y Class, Institutional Class and Investor Class of American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund.

Part C

Signature Page

Exhibits

PROSPECTUS

February 28, 2013

American Beacon Balanced Fund

A CLASS [ABFAX]
C CLASS [ABCCX]
Y CLASS [ACBYX]
ADVISOR CLASS [ABLSX]
INSTITUTIONAL CLASS [AADBX]
INVESTOR CLASS [AABPX]

American Beacon Large Cap Value Fund

A CLASS [ALVAX]
C CLASS [ALVCX]
Y CLASS [ABLYX]
ADVISOR CLASS [AVASX]
INSTITUTIONAL CLASS [AADEX]
INVESTOR CLASS [AAGPX]
RETIREMENT CLASS [ALCRX]

American Beacon Mid-Cap Value Fund

A CLASS [ABMAX]
C CLASS [AMCCX]
Y CLASS [ACMYX]
ADVISOR CLASS [AMCSX]
INSTITUTIONAL CLASS [AACIX]
INVESTOR CLASS [AMPAX]

American Beacon Small Cap Value Fund

A CLASS [ABSAX]
C CLASS [ASVCX]
Y CLASS [ABSYX]
ADVISOR CLASS [AASSX]
INSTITUTIONAL CLASS [AVFIX]
INVESTOR CLASS [AVPAX]
RETIREMENT CLASS [ASCVX]

American Beacon Small Cap Value II Fund

Y CLASS [ABBYX]
INVESTOR CLASS [ABBVX]

American Beacon International Equity Fund

A CLASS [AIEAX]
C CLASS [AILCX]
Y CLASS [ABEYX]
ADVISOR CLASS [AAISX]
INSTITUTIONAL CLASS [AAIEX]
INVESTOR CLASS [AAIPX]
RETIREMENT CLASS [ABIRX]

American Beacon Emerging Markets Fund

A CLASS [AEMAX]
C CLASS [AEMCX]
Y CLASS [ACEYX]
INSTITUTIONAL CLASS [AEMFX]
INVESTOR CLASS [AAEPX]

American Beacon High Yield Bond Fund

A CLASS [ABHAX]
C CLASS [AHBCX]
Y CLASS [ACYYX]
INSTITUTIONAL CLASS [AYBFX]
INVESTOR CLASS [AHYPX]

American Beacon Retirement Income and Appreciation Fund

A CLASS [AAPAX]
C CLASS [ABACX]
Y CLASS [ACRYX]
INVESTOR CLASS [AANPX]

American Beacon Intermediate Bond Fund

A CLASS [AITAX]
C CLASS [AIBCX]
Y CLASS [ACTYX]
INSTITUTIONAL CLASS [AABDX]
INVESTOR CLASS [ABIPX]

American Beacon Short-Term Bond Fund

A CLASS [ANSAX]
C CLASS [ATBCX]
Y CLASS [ACOYX]
INSTITUTIONAL CLASS [AASBX]
INVESTOR CLASS [AALPX]

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merits of the Funds. To state otherwise is a criminal offense.

Fund Summaries

American Beacon Balanced Fund	1
American Beacon Large Cap Value Fund	9
American Beacon Mid-Cap Value Fund	16
American Beacon Small Cap Value Fund	23
American Beacon Small Cap Value II Fund	31
American Beacon International Equity Fund	37
American Beacon Emerging Markets Fund	44
American Beacon High Yield Bond Fund	51
American Beacon Retirement Income and Appreciation Fund	58
American Beacon Intermediate Bond Fund	64
American Beacon Short-Term Bond Fund	70

Additional Information About the Funds

Additional Information About Investment Policies and Strategies	75
Additional Information About Investments	79
Additional Information About Risks	82
Additional Information About Performance Benchmarks	87

Fund Management

The Manager	91
The Sub-Advisors	92
Valuation of Shares	100

About Your Investment

Choosing Your Share Class	101
Purchase and Redemption of Shares	105
General Policies	112
Frequent Trading and Market Timing	114
Distributions and Taxes	115

Additional Information

Distribution and Service Plans	117
Portfolio Holdings	117
Delivery of Documents	117
Financial Highlights	118
Back Cover

American Beacon
Balanced FundSM

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other expenses	0.66%	0.63%	0.48%	0.62%	0.37%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses1	1.14%	1.86%	0.71%	1.10%	0.60%	0.93%

Expense Reduction and Reimbursement	0.03%

Total annual fund operating expenses after expense reduction and reimbursement2	1.11%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.10% for the A Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 year	3 years	5 years	10 years
A	$682	$914	$1,164	$1,879
C	$298	$585	$1,006	$2,181
Y	$ 73	$228	$ 396	$ 882
Advisor	$112	$350	$ 607	$1,341
Institutional	$ 61	$192	$ 335	$ 750
Investor	$ 95	$297	$ 515	$1,144

Assuming no redemption of shares:

Share Class	1 year	3 years	5 years	10 years
C	$189	$585	$1,006	$2,181

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). The Fund may invest in companies of all market capitalizations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

▶	above-average earnings growth potential,

▶	below-average price to earnings ratio,

▶	below-average price to book value ratio, and

▶	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund’s debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; master-demand notes and other debt securities. The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the maturities of the debt securities it can buy.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

●	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
●
Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

●	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
●	Select specific debt securities within each security type.

●	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

●	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
●	Evaluate credit quality of the securities.
●	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include U.S. and non-U.S. common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs, and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. The Fund may also invest in U.S. dollar-denominated bonds issued by foreign companies or foreign governments. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the securities. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds, and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000® Value Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the Barclays® Capital U.S. Aggregate Bond Index, which tracks the performance of fixed-rate debt securities. The Balanced Composite Index is composed of the Russell 1000 Value Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%) to reflect the Fund’s allocation of its assets between equity securities and fixed income securities. The Lipper® MTAG Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Advisor Class shares on May 31, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the Advisor Class, A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older share classes had lower expenses than the newer classes, their performance was better than the newer share classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	13.81%
(1/1/03 through 12/31/12)	(2nd Quarter 2003)
Lowest Quarterly Return:	-11.11%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2012
	Inception Date of Class
Institutional Class	7/17/1987	1 Year	5 Years	10 Years
Return Before Taxes		14.23%	3.36%	7.45%
Return After Taxes on Distributions		13.04%	2.41%	6.27%
Return After Taxes on Distributions and Sale of Fund Shares		9.72%	2.37%	6.01%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	13.76%	2.98%	7.09%
C	9/1/2010	12.87%	2.58%	6.88%
Y	3/1/2010	14.12%	3.28%	7.41%
Advisor	5/31/2005	13.67%	2.83%	6.93%
Investor	8/1/1994	13.79%	3.03%	7.11%

	1 Year	5 Years	10 Years
Russell 1000 Value Index	17.51%	0.59%	7.38%
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
Balanced Composite Index	12.17%	3.21%	6.83%
Lipper MTAG Funds Index	13.67%	2.65%	6.96%

1
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the Manager and the following investment sub-advisors:

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

▶	Brandywine Global Investment Management, LLC

▶	Hotchkis and Wiley Capital Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since 1998
Michael W. Fields Chief Fixed Income Officer	Since 2001
Patrick A. Sporl Senior Portfolio Manager	Since 2001
Erin Higginbotham Senior Portfolio Manager	Since 2011

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (1987)
John S. Williams Portfolio Manager/Managing Director	Since Fund Inception (1987)
David R. Hardin Portfolio Manager/Managing Director	Since Fund Inception (1987)
J. Scott McDonald Portfolio Manager/Managing Director	Since 1998
Mark C. Luchsinger Portfolio Manager/Managing Director	Since 1998
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003

Brandywine Global Investment Management, LLC
Paul R. Lesutis Managing Director	Since 1996
Stephen S. Smith Managing Director	Since 1996
Patrick S. Kaser Managing Director	Since 2010
James J. Clarke Portfolio Manager	Since 2011

Hotchkis and Wiley Capital Management, LLC
George Davis Principal, Portfolio Manager & Chief Executive Officer	Since 1988
Judd Peters Portfolio Manager	Since 1999
Scott McBride Portfolio Manager	Since 2001

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Advisor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, Advisor Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Large Cap Value FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Management fees	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%	0.50%
Other expenses	0.63%	0.64%	0.45%	0.59%	0.35%	0.72%	0.67%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses1	1.13%	1.89%	0.70%	1.09%	0.60%	0.97%	1.43%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$684	$914	$1,162	$1,871
C	$292	$594	$1,021	$2,212
Y	$72	$225	$391	$871
Advisor	$111	$346	$601	$1,329

Share classes	1 year	3 years	5 years	10 years
Institutional	$61	$192	$335	$750
Investor	$99	$309	$536	$1,189
Retirement	$146	$453	$782	$1,714

Assuming no redemption of shares:

Share classes	1 year	3 years	5 years	10 years

C	$192	$594	$1,021	$2,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2012, the market capitalizations of the companies in the Russell 1000 Index ranged from $313 million to $498 billion.

The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively referred to as “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

▶	above-average earnings growth potential,

▶	below-average price to earnings ratio,

▶	below-average price to book value ratio, and

▶	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Advisor Class shares on May 31, 2005, Retirement Class Shares on May 1, 2009, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the Advisor Class, A Class and C Class shares, prior to the dates such newer classes were first offered. For Retirement Class shares, performance results before May 31, 2005 are for Investor Class shares and performance results from May 31, 2005 through May 1, 2009 are for Advisor Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	19.92%
(1/1/03 through 12/31/12)	(2nd Quarter 2003)
Lowest Quarterly Return:	-21.54%
(1/1/0 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2012
	Inception Date of Class
Institutional Class	7/17/1987	1 Year	5 Years	10 Years
Return Before Taxes		19.07%	0.59%	8.46%
Return After Taxes on Distributions		18.16%	0.17%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares		12.40%	0.35%	7.36%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	18.48%	0.17%	8.10%
C	9/1/2010	17.54%	-0.20%	7.90%
Y	8/3/2009	18.99%	0.52%	8.43%
Advisor	5/31/2005	18.52%	0.08%	7.98%
Investor	8/1/1994	18.68%	0.24%	8.14%
Retirement	5/1/2009	18.05%	-0.15%	7.86%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000 Value Index	17.51%	0.59%	7.38%
Lipper Large-Cap Value Funds Index	15.87%	0.17%	6.41%

1
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

▶	Brandywine Global Investment Management, LLC

▶	Hotchkis and Wiley Capital Management, LLC

▶	Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since 1998

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (1987)

Brandywine Global Investment Management, LLC
Paul R. Lesutis Managing Director	Since 1996

Patrick S. Kaser Managing Director	Since 2010
James J. Clarke Portfolio Manager	Since 2011

Hotchkis and Wiley Capital Management, LLC
George Davis Principal, Portfolio Manager and Chief Executive Officer	Since 1988
Sheldon Lieberman Principal and Portfolio Manager	Since 1994
Patricia McKenna Principal and Portfolio Manager	Since 1995
Judd Peters Portfolio Manager	Since 1999
Scott McBride Portfolio Manager	Since 2001

Massachusetts Financial Services Company
Steven R. Gorham Investment Officer and Portfolio Manager	Since 2010
Nevin P. Chitkara Investment Officer and Portfolio Manager	Since 2010

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Y Class, Advisor Class and Retirement Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for Advisor Class, A Class, Investor Class and Retirement Class shares, and $1,000 C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Mid-Cap Value FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)
	Share classes
	A	C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor
Management fees	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other expenses	0.78%	0.88%	0.70%	1.16%	0.48%	0.86%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses1	1.62%	2.47%	1.29%	2.00%	1.07%	1.45%

Expense Reduction and Reimbursement	0.12%	0.22%	0.20%	0.50%	0.08%	0.21%

Total annual fund operating expenses after expense reduction and reimbursement2	1.50%	2.25%	1.09%	1.50%	0.99%	1.24%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Advisor Class, Institutional Class and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.49% for the A Class, 2.24% for the C Class, 1.08% for the Y Class, 1.49% for the Advisor Class, 0.98% for the Institutional Class and 1.23% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$719	$1,046	$1,396	$2,379
C	$328	$749	$1,296	$2,790
Y	$111	$390	$689	$1,540
Advisor	$153	$579	$1,032	$2,287
Institutional	$101	$332	$582	$1,298
Investor	$126	$438	$772	$1,716

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$228	$749	$1,296	$2,790

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index at the time of investment. As of December 31, 2012 the market capitalizations of the companies in the Russell Midcap Index ranged from $313 million to $25 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively referred to as “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

▶	above-average earnings growth potential,

▶	below-average price to earnings ratio,

▶	below-average price to book value ratio, and

▶	above-average dividend yields.

One sub-advisor invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, the sub-advisor seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. The sub-advisor’s portfolio will generally consist of 35 to 45 stocks.

The second sub-advisor invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or “deep” value portion of its investment universe. That sub-advisor looks for companies within that universe that sell for a low price relative to normal earnings (with “normal earnings” defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company’s history and the history of its industry).

The third sub-advisor utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The strategy focuses on stocks that are temporarily out of favor in the market; specifically, companies with higher returns on capital, free cash flow and strong balance sheets. These companies often dominate a particular industry niche, generally have significant barriers to entry and, as a result, are able to perpetuate a higher return on capital over time.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which  involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.  From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Mid-Capitalization Companies Risk

Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies, since medium-sized companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Institutional Class shares on November 30, 2005, Investor Class shares on March 1, 2006, Advisor Class shares on June 30, 2007, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the AMR Class of the Fund, which began offering shares on June 30, 2004 and is not offered in this prospectus, is shown for the Institutional Class shares before the date such class was first offered. For the Investor Class, performance results from June 30, 2004 through November 30, 2005 are for the AMR Class and performance results from November 30, 2005 through March 1, 2006 are for the Institutional Class. For the Advisor Class, performance results from June 30, 2004 to November 30, 2005 are for the AMR Class, performance results from November 30, 2005 through February 28, 2006 are for the Institutional Class and performance results from March 1, 2006 to June 30, 2007 are for the Investor Class. For Y Class, A Class and C Class shares, performance results from June 30, 2004 to November 30, 2005 are for the AMR Class and performance results from November 30, 2005 to the inception of the Y Class, A Class and C Class shares are for the Institutional Class.

In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	24.36%
(1/1/05 through 12/31/12)	(3rd Quarter 2009)
Lowest Quarterly Return:	-21.30%
(1/1/05 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns1 For the periods ended December 31, 2012
	Inception Date of Class
Institutional Class	11/30/2005	1 Year	5 Years	Since Inception
Return Before Taxes		16.00%	5.00%	6.82%
Return After Taxes on Distributions		14.54%	4.55%	5.38%
Return After Taxes on Distributions and Sale of Fund Shares		11.39%	4.17%	5.23%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception
A	5/17/2010	15.45%	4.55%	6.50%
C	9/1/2010	14.64%	4.21%	6.29%
Y	3/1/2010	15.98%	4.97%	6.80%
Advisor	6/29/2007	15.43%	4.59%	6.51%
Investor	2/28/2006	15.71%	4.84%	6.67%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Since Inception
Russell Midcap Value Index	18.51%	3.79%	7.54%
Lipper Mid-Cap Value Funds Index	18.32%	2.98%	6.23%

1
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

▶	Lee Munder Capital Group, LLC

▶	Pzena Investment Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (2004)

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (2004)
Mark Giambrone Portfolio Manager/Managing Director	Since Fund Inception (2004)

Lee Munder Capital Group, LLC
Donald Cleven Portfolio Manager	Since 2011

Pzena Investment Management, LLC
Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder	Since Fund Inception (2004)
Manoj Tandon Principal, Portfolio Manager	Since 2006
Eli Rabinowich Principal, Portfolio Manager	Since 2012

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Advisor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, Advisor Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Small Cap Value FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%	0.50%
Other expenses	0.73%	0.75%	0.45%	0.61%	0.36%	0.72%	0.67%
Acquired Fund Fees and Expenses	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Total annual fund operating expenses1	1.54%	2.31%	1.01%	1.42%	0.92%	1.28%	1.73%

Expense Reduction and Reimbursement	0.12%	0.14%

Total annual fund operating expenses after expense reduction and reimbursement2	1.42%	2.17%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class and C Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.32% for the A Class and 2.07% for the C Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$711	$1,021	$1,355	$2,294
C	$320	$ 708	$1,223	$2,636
Y	$103	$ 321	$557	$1,235
Advisor	$145	$ 450	$777	$1,703
Institutional	$ 94	$ 294	$510	$1,132
Investor	$130	$ 405	$701	$1,544
Retirement	$176	$ 546	$940	$2,042

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$220	$708	$1,223	$2,636

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations of $4 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively, “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

▶	above-average earnings growth potential,

▶	below-average price to earnings ratio, and

▶	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk

Equity securities generally are sinvesting in the Fund areubject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

 The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect on the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Advisor Class shares on May 1, 2003, Retirement Class Shares on May 1, 2009, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class shares is shown for Advisor Class, A Class and C Class shares and the performance of Institutional Class shares is shown for Y Class shares prior to the dates that the newer class shares were first offered. For Retirement Class shares, performance results before May 1, 2003 are for Investor Class shares and performance results from May 1, 2003 through May 1, 2009 are for Advisor Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	24.86%
(1/1/03 through 12/31/12)	(2nd Quarter 2003)
Lowest Quarterly Return:	-25.63%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Institutional Class	12/31/1998	1 Year	5 Years	10 Years
Return Before Taxes		16.52%	5.39%	10.71%
Return After Taxes on Distributions		15.57%	5.09%	9.80%
Return After Taxes on Distributions and Sale of Fund Shares		11.35%	4.54%	9.20%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	15.91%	4.92%	10.32%
C	9/1/2010	15.05%	4.53%	10.12%
Y	8/3/2009	16.39%	5.27%	10.65%
Investor	2/28/1999	16.08%	5.02%	10.37%
Advisor	5/1/2003	15.91%	4.86%	10.14%
Retirement	5/1/2009	15.58%	4.66%	10.03%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 2000 Value Index	18.05%	3.55%	9.50%
Lipper Small-Cap Value Funds Index	15.56%	4.33%	10.20%

1
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

▶	Brandywine Global Investment Management, LLC

▶	Dreman Value Management, LLC

▶	Hotchkis and Wiley Capital Management, LLC

▶	Opus Capital Group, LLC

▶	The Boston Company Asset Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L.Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (1998)

Barrow, Hanley, Mewhinney & Strauss, LLC
James S. McClure Portfolio Manager/Managing Director	Since 2003
John P. Harloe Portfolio Manager/Managing Director	Since 2003

Brandywine Global Investment Management, LLC
Henry F. Otto Managing Director	Since Fund Inception (1998)
Steven M. Tonkovich Managing Director	Since Fund Inception (1998)

Dreman Value Management, LLC
E. Clifton Hoover Chief Investment Officer	Since 2010
Mark Roach Portfolio Manager	Since 2010
Mario Tufano Associate Portfolio Manager	Since 2010

Hotchkis and Wiley Capital Management, LLC
David Green Principal, Portfolio Manager	Since Fund Inception (1998)
Jim Miles Principal, Portfolio Manager	Since Fund Inception (1998)

Opus Capital Group, LLC
Len A. Haussler President, Portfolio Manager	Since 2005
Kevin P. Whelan Vice President and Portfolio Manager	Since 2005
Jonathon M. Detter Vice President and Portfolio Manager	Since 2005

The Boston Company Asset Management, LLC
Joseph M. Corrado Senior Managing Director	Since 2004
Edward R. Walter Managing Director	Since 2004

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Y Class, Advisor Class and Retirement Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, Advisor Class, Investor Class and Retirement Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information

American Beacon
Small Cap Value II FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Y	Investor
Management fees	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	3.84%	4.20%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total annual fund operating expenses(1)	4.52%	4.88%
Expense Reduction and Reimbursement	3.35%	3.43%
Total fund operating expenses after expense reduce and reimbursement(2)	1.17%	1.45%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the Y Class and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.09% for the Y Class, and 1.37% for the Investor Class. The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Y	$119	$1,062	$2,014	$4,435
Investor	$148	$1,160	$2,174	$4,721

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization companies. These companies have market capitalizations of $4 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts, U.S. dollar-denominated foreign securities trading on U.S. exchanges and U.S. dollar-denominated American Depositary Receipts.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000(R) Index):

➢ above-average earnings growth potential,

➢ below-average price to earnings ratio, and

➢ below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.
Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts (“REITs”), American Depositarinvesting in the Fund arey Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table below show the performance of the Fund’s Investor Class shares for all periods. The Fund began operations of Investor Class and Y Class shares on November 15, 2011.  You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	10.71%
(11/15/11 through 12/31/12)	(1st Quarter 2012)
Lowest Quarterly Return:	-5.17%
(11/15/11 through 12/31/12)	(2nd Quarter 2012)

Average Annual Total Returns1
For the periods ended December 31, 2012

	Inception Date of Class
Institutional Class	11/15/2011	1 Year	Since Inception
Return Before Taxes		13.13%	11.29%
Return After Taxes on Distributions		12.47%	10.68%
Return After Taxes on Distributions and Sale of Fund Shares		8.57%	9.27%

Share class (before taxes)	Inception Date of Class	1 Year	Since Inception
Y	11/15/2011	13.42%	11.62%

Indices (reflect no deduction for fees, expenses or taxes)
	1 Year	Since Inception

Russell 2000 Value Index	18.05%	19.57%
Lipper Small-Cap Value Funds Index	15.56%	13.81%

1
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s sub-advisors are:
▶Dean Capital Management, LLC
▶ Fox Asset Management LLC
▶ Signia Capital Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since Fund Inception (2011)
Wyatt L. Crumpler Chief Investment Officer	Since Fund Inception (2011)
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (2011)

Dean Capital Management, LLC
Steve Roth, Portfolio Manager	Since Fund Inception (2011)

Fox Asset Management LLC
Gregory R. Greene, Portfolio Manager	Since Fund Inception (2011)
J. Bradley Ohlmuller, Portfolio Manager	Since Fund Inception (2011)
Robert J. Milmore, Portfolio Manager	Since Fund Inception (2011)

Signia Capital Management, LLC
Anthony Bennett, Portfolio Manager	Since Fund Inception (2011)
Daniel Cronen, Portfolio Manager	Since Fund Inception (2011)
Richard Beaven, Portfolio Manager	Since Fund Inception (2011)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. You may also purchase, redeem or exchange Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. The minimum initial purchase into the Fund is $2,500 for Investor Class shares and $100,000 for Y Class shares. The minimum subsequent investment by wire is $500 for Investor Class shares. No minimum applies to subsequent investments by wire for Y Class shares. For both classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
International Equity FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor	Retirement
Management fees	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%	0.50%
Other expenses	0.72%	0.80%	0.48%	0.74%	0.40%	0.77%	5.58%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses1	1.30%	2.13%	0.81%	1.32%	0.73%	1.10%	6.41%

Expense Reduction and Reimbursement	0.04%	0.13%		0.07%			4.93%

Total annual fund operating expenses after expense reduction and reimbursement2	1.26%	2.00%		1.25%			1.48%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class Advisor Class and Retirement Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.25% for the A Class, 1.99% for the C Class, 1.24% for the Advisor Class and 1.47% for the Retirement Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$696	$959	$1,242	$2,048
C	$303	$655	$1,133	$2,452
Y	$ 83	$259	$ 450	$1,003
Advisor	$127	$411	$ 716	$1,583
Institutional	$ 75	$234	$ 407	$ 908
Investor	$112	$350	$ 607	$1,341
Retirement	$151	$1,460	$2,731	$5,758

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$203	$ 655	$1,133	$2,452

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, “stocks”) of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International® Europe Australasia Far East Index (“MSCI EAFE Index”). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The Fund may invest in companies of all market capitalizations. The Fund may use futures contracts and foreign currency forward contracts, including non-deliverable forwards ("NDFs") contracts, as a hedge against foreign currency fluctuations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock’s country, sector or industry):

▶	above-average return on equity or earnings growth potential,

▶	below-average price to earnings or price to cash flow ratio,

▶	below-average price to book value ratio, and

▶	above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. A sub-advisor may trade forward foreign currency contracts, including NDF contracts, or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Currency Risk

Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks and securities convertible into or exchangeable for common stocks. Investing in such securities may expose the Fund to additional risk.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movement in interest rates.  In addition, convertible securities are subject to risk that the credit standing of the issuer may have an effect on the security’s investment value.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts and Foreign Currency Forward Contracts Risk

Futures contracts and foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, the Manager or a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s shares. Equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in the stock market due to general market, regulatory, political and economic conditions.  From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® International Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Advisor Class shares on May 1, 2003, Retirement Class Shares on May 1, 2009, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class is shown for the Advisor Class, A Class and C Class shares and the performance of the Institutional Class is shown for Y Class shares prior to the dates that such newer share classes were first offered. For Retirement Class shares, performance results before May 1, 2003 are for Investor Class shares and performance results from May 1, 2003 through May 1, 2009 are for Advisor Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	25.00%
(1/1/03 through 12/31/12)	(2nd Quarter 2009)
Lowest Quarterly Return:	-21.68%
(1/1/03 through 12/31/12)	(3rd Quarter 2011)

Average Annual Total Returns1
For the periods ended December 31, 2012

	Inception Date of Class
Institutional Class	8/7/1991	1 Year	5 Years	10 Years
Return Before Taxes		21.51%	-2.41%	9.13%
Return After Taxes on Distributions		20.48%	-2.75%	8.39%
Return After Taxes on Distributions and Sale of Fund Shares		13.98%	-1.93%	8.17%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	20.88%	-2.81%	8.80%
C	9/1/2010	20.05%	-3.16%	8.60%
Y	8/3/2009	21.47%	-2.45%	9.11%
Advisor	5/1/2003	20.90%	-2.97%	8.57%
Investor	8/1/1994	21.16%	-2.72%	8.65%
Retirement	5/1/2009	20.76%	-3.04%	8.53%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
MCSI EAFE Index	17.32%	-3.69%	8.21%
Lipper International Funds Index	19.70%	-2.81%	8.81%

1
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Causeway Capital Management LLC

▶	Lazard Asset Management LLC

▶	Templeton Investment Counsel, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Kirk L. Brown Senior Portfolio Manager	Since 1994

Causeway Capital Management LLC
Sarah H. Ketterer Chief Executive Officer	Since 2001
Harry W. Hartford President	Since 2001
James A. Doyle Director	Since 2006
Jonathan P. Eng Director	Since 2006
Kevin Durkin Director	Since 2006
Conor Muldoon Director	Since 2010

Lazard Asset Management LLC
John R. Reinsberg Deputy Chairman	Since 1999
Michael A. Bennett Managing Director	Since 2003
Michael G. Fry Managing Director	Since 2005
Michael Powers Managing Director	Since 2003

Templeton Investment Counsel, LLC
Cindy L. Sweeting Executive Vice President, Director of Portfolio Management and Portfolio Manager Templeton Global Equity Group	Since 2012
Antonio T. Docal Executive Vice President and Portfolio Manager empleton Global Equity Group	Since 2012

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Advisor Class, Retirement Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, Advisor Class, Retirement Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Emerging Markets FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.96%	1.94%	0.92%	0.70%	1.04%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses1	2.02%	3.75%	1.73%	1.51%	1.85%

Expense Reduction and Reimbursement	0.22%	1.20%	0.27%	0.15%	0.05%

Total annual fund operating expenses after expense reduction and reimbursement2	1.80%	2.55%	1.46%	1.36%	1.80%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class, and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.79% for the A Class, 2.54% for the C Class, 1.45% for the Y Class, 1.35% for the Institutional Class, and 1.79% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$747	$1,151	$1,580	$2,770
C	$358	$1,036	$1,833	$3,916
Y	$149	$ 519	$ 914	$2,020
Institutional	$138	$ 462	$ 809	$1,789
Investor	$183	$ 577	$ 996	$2,166

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$258	$1,036	$1,833	$3,916

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of issuers that:

▶	are primarily listed on the trading market of an emerging market country;

▶	are headquartered in an emerging market country; or

▶	derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.

An emerging market country is one that:

▶	has an emerging stock market as defined by the International Finance Corporation;

▶	has a low- to middle-income economy according to the World Bank;

▶	is included in the IFC Investable Index or the Morgan Stanley Capital International® Emerging Markets Index; or

▶	has a per-capita gross national product of $10,000 or less.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks and depositary receipts (collectively referred to as “stocks”). The Fund may invest in companies of all market capitalizations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

One sub-advisor combines a top-down country allocation investment approach with bottom-up stock selection. The sub-advisor first allocates its portion of the Fund’s assets among emerging market countries based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The sub-advisor then selects individual securities within these countries on the basis of attractive growth characteristics, reasonable valuations and company managements with a strong shareholder value orientation. To attempt to manage risk, the sub-advisor emphasizes thorough macroeconomic and fundamental research.

The second sub-advisor utilizes a bottom-up investment strategy that is value-oriented and research-driven. The sub-advisor buys stocks that exhibit good value characteristics, strong business fundamentals and positive business momentum. The focus on business momentum helps the sub-advisor avoid the value trap, while bottom-up fundamental security analysis helps to verify their quantitative analysis. Lastly, they focus on the preservation of capital as they believe it is the key to long-term performance.

The third sub-advisor uses a Graham and Dodd based value oriented approach to managing emerging market equity investments. The strategy focuses on fundamental research at the company level and attempts to identify securities trading at significant discounts to their long term intrinsic value. This discount, or “margin of safety” is typically a by-product of short term price volatility and market inefficiency and the sub-advisor seeks to outperform the benchmark over the long-term by building concentrated portfolios of undervalued companies which they believe offer attractive long-term appreciation potential.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. A sub-advisor may trade forward foreign currency contracts, including NDFs, or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Currency Risk

Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk

When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights, warrants and depository receipts. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Depository receipts are subject to certain of the risks associated with investing directly in foreign securities.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts and Foreign Currency Forward Contracts Risk

Futures contracts and foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, the Manager or a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Emerging Markets Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for Y Class shares and the performance of the Investor Class shares is shown for A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the new classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	35.42%
(1/1/03 through 12/31/12)	(2nd Quarter 2009)
Lowest Quarterly Return:	-26.34%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Fund
Institutional Class	7/31/2000	1 Year	5 Years	10 Years
Return Before Taxes		17.56%	-1.94%	15.14%
Return After Taxes on Distributions		17.12%	-2.98%	13.45%
Return After Taxes on Distributions and Sale of Fund Shares		11.41%	1.94%	13.22%

Share class (before taxes)	Inception Date of Fund	1 Year	5 Years	10 Years
A	5/17/2010	16.98%	-2.35%	14.74%
C	9/1/2010	16.17%	-2.68%	14.54%
Y	3/1/2010	17.29%	-2.02%	15.09%
Investor	10/1/2002	17.02%	-2.33%	14.75%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
MSCI Emerging Markets Index	18.22%	-0.92%	16.52%
Lipper Emerging Markets Funds Index	20.08%	-1.48%	15.89%

1
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Brandes Investment Partners, L.P.

▶	Morgan Stanley Investment Management Inc.

▶	The Boston Company Asset Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Kirk L. Brown Senior Portfolio Manager	Since Fund Inception (2000)

Brandes Investment Partners, L.P.
Alphonse Chan Director, Portfolio Management	Since 2010
Douglas Edman Director, Investments	Since 2010
Christopher Garrett Institutional Portfolio Manager	Since 2010
Louis Lau Senior Analyst	Since 2010
Greg Rippel Senior Analyst	Since 2010
Gerardo Zamorano Director, Investments	Since 2010

Morgan Stanley Investment Management Inc.
Ruchir Sharma Managing Director	Since Fund Inception (2000)
Paul Psaila Managing Director	Since Fund Inception (2000)
Munib Madni Managing Director of Morgan Stanley Investment Management Company	Since 2012
Samuel Rhee Managing Director	Since 2012
Eric Carlson Executive Director	Since 2006
Ana Cristina Piedrahita Managing Director of Morgan Stanley Investment Management Limited	Since 2006

The Boston Company Asset Management, LLC
D. Kirk Henry Senior Managing Director	Since Fund Inception (2000)
Clifford Smith Senior Managing Director	Since 2003
Warren Skillman Managing Director	Since 2006

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
High Yield Bond FundSM

Investment Objective

The Fund’s investment objective is high current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor

Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.78%	0.73%	0.70%	0.50%	0.73%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses1	1.47%	2.17%	1.14%	0.94%	1.17%

Expense Reduction and Reimbursement	0.34%	0.29%	0.15%		0.07%

Total annual fund operating expenses after expense reduction and reimbursement2	1.13%	1.88%	0.99%		1.10%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class ,Y Class and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.12% for the A Class, 1.87% for the C Class, 0.98% of the Y Class and 1.09% for the Investor class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$585	$886	$1,209	$2,121
C	$291	$651	$1,138	$2,481
Y	$101	$348	$613	$1,374
Institutional	$96	$300	$520	$1,155
Investor	$112	$365	$638	$1,415

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$191	$651	$1,138	$2,481

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba or lower by Moody’s Investors Service, Inc.) or deemed to be below investment grade by an investment sub-advisor. These types of securities are commonly referred to as “high-yield bonds” or “junk bonds.” The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time. The Fund has no limitations regarding the maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high-yield bonds. High-yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly “blue chip” companies that have encountered some financial difficulties.

In selecting investments, the Fund’s sub-advisors utilize a bottom-up and research-driven investment process that relies heavily on internal research and fundamental credit analysis. The investment philosophy of each sub-advisor concentrates on identification of relative value and downside protection.

To a lesser extent, the Fund may invest in other securities, including investment grade securities, foreign securities, common and preferred stocks and convertible securities, in keeping with the Fund’s overall investment objective.

The Fund may also invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is designed primarily for investors seeking current income from a fund that invests mainly in a variety of high-yield, high-risk debt securities. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in below investment-grade debt securities and the price changes in those securities that can occur when interest rates change. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down. Since the Fund invests in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common and preferred stocks and convertible securities. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

High-Yield Securities Risk

Investing in high-yield, non-investment grade bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, market risk involves the possibility that the value of the Fund’s investments will decline due to drops in the overall high-yield bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund’s investments to decline, regardless of the financial conditions of the issuers held by the Fund. From time to time, certain investments held by the Fund may have limited marketability or contractual limitations on their resale and may be difficult to value and sell at favorable times or prices. If the Fund is forced to sell holdings to meet redemption requests, the Fund may have to sell them at a loss.

Market Timing Risk

Because the Fund invests in high yield bonds that may lack market liquidity, it is subject to the risk of market timing activities.  The limited trading activity of some high yield bonds may result in market prices that do not reflect the true market value of these illiquid securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Unrated Securities Risk

Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® High Current Yield Bond Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Investor Class shares on March 1, 2002, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Y Class shares for all periods up to the inception of Y Class and for Investor Class shares before March 1, 2002. The performance of the Institutional Class is shown for the A Class and C Class shares from January 1, 2002 through March 1, 2002, and the performance of the Investor Class is shown from March 1, 2002 up to the inception of the A Class and C Class shares. The older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older classes had lower expenses, their performance was better than the new classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	19.31%
(1/1/03 through 12/31/12)	(2nd Quarter 2009)
Lowest Quarterly Return:	-18.52%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Institutional Class	12/29/2000	1 Year	5 Years	10 Years
Return Before Taxes		15.34%	7.70%	8.03%
Return After Taxes on Distributions		12.40%	4.46%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares		9.86%	4.56%	5.01%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	14.98%	7.46%	7.76%
C	9/1/2010	14.15%	7.04%	7.55%
Y	3/1/2010	15.01%	7.55%	7.96%
Investor	3/1/2002	14.94%	7.42%	7.74%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
JPMorgan Global High-Yield Index	16.21%	10.45%	10.70%
Lipper High Current Yield Bond Funds Index	15.40%	7.73%	8.89%

1
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Franklin Advisers, Inc.

▶	Logan Circle Partners, L.P.

▶	PENN Capital Management Company, Inc.

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Kirk L. Brown Senior Portfolio Manager	Since 2002

Franklin Advisers, Inc.
Eric Takaha Senior Vice President, Director of Corporate Credit and High Yield	Since 2006
Chris Molumphy Executive Vice President, Chief Investment Officer for the Franklin Templeton Fixed Income Group	Since 2006
Glenn Voyles Vice President	Since 2006

Logan Circle Partners, L.P.
Timothy L. Rabe Senior Portfolio Manager	Since 2007

PENN Capital Management Company, Inc.
Richard A. Hocker Chief Investment Officer	Since 2011
Martin A. Smith Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Retirement Income and Appreciation FundSM

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts are available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	0.50%1	1.00%	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Investor
Management fees	0.32%	0.32%	0.32%	0.32%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	0.71%	0.72%	0.55%	0.80%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses2	1.29%	2.05%	0.88%	1.13%

Expense Reduction and Reimbursement	0.14%	0.08%	0.07%

Total annual fund operating expenses after expense reduction and reimbursement3	1.15%	1.97%	0.81%

1	A contingent deferred sales charge (“CDSC”) of 0.50% will be charged on certain purchases of $250,000 or more that are redeemed in whole or part within 12 months of purchase.

2
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class and Y Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 1.14% for the A Class, 1.96% for the C Class and 0.80% for the Y Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$364	$635	$926	$1,756
C	$300	$635	$1,096	$2,373
Y	$83	$274	$481	$1,078
Investor	$115	$359	$622	$1,374

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$200	$635	$1,096	$2,373

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, approximately 75% of the Fund’s total assets are invested in fixed-income securities considered by the Manager or sub-advisor to be investment grade at the time of purchase. These securities may include obligations of the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities,  master demand notes,  medium-term notes, funding agreements, mortgage-backed securities, asset-backed securities  and other debt securities (collectively referred to as “investment grade fixed-income securities”). If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisor will take action that they believe to be advantageous to the Fund. In an attempt to enhance the return of the Fund beyond the income offered by investment grade fixed-income securities, the Fund’s remaining total assets are invested in convertible and non-convertible debt obligations without regard to credit quality, as well as equity securities. The Fund seeks capital appreciation by investing in debt securities and convertible and equity securities of corporate issuers whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets between itself and a sub-advisor. The Manager makes investment decisions regarding a portion of the Fund’s fixed-income securities. In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

●	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

●
Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

●	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

●	Select specific debt securities within each security type.

●	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

Under normal circumstances, the Manager seeks to maintain a weighted average duration of three to seven years in the investment grade fixed-income portion of the Fund. A duration of “one year” means that a security’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates.

The sub-advisor invests in convertible securities but may invest up to 60% of its portion of the Fund’s total assets in non-convertible fixed-income securities. The sub-advisor may invest in investment grade fixed-income securities and securities rated below-investment grade or not rated, commonly referred to as “high-yield bonds” or “junk bonds.” The average term to maturity of the fixed-income securities held in the portion of the Fund’s portfolio managed by the sub-advisor will typically range from three to ten years.

The sub-advisor also may invest up to 40% of its portion of the Fund’s total asset in non-convertible equity securities, common stocks, preferred stocks, American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). Historically, the sub-advisor’s investment process has led it to invest primarily in convertible securities of small- to mid-capitalization companies that, in its opinion, provide opportunities for long-term capital appreciation. However, the Fund may invest in issuers of all market capitalizations.

In selecting securities, the sub-advisor may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure. The sub-advisor utilizes credit ratings by any rating organizations as preliminary indicators of investment quality, in addition to its own credit research and analysis.

The Fund may also invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Convertible Securities Risk

The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is strictly based on its yield and tends to decline as interest rates increase. Convertible securities may also be subject to credit risk, market risk and interest rate risk.

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.  For the portion of Fund assets invested in lower-quality debt securities, this risk will be substantial.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, ADRs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stock is sensitive to movements in interest rates. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the securities. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds, exchange-traded funds (“ETFs”) and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Barclays Capital U.S. Aggregate Bond Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the BofA Merrill Lynch All U.S. Convertibles Index, which tracks the performance of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Retirement Income and Appreciation Composite Index is composed of the Linked Barclays Capital U.S. Aggregate Bond Index (75%) and the BofA Merrill Lynch All U.S. Convertibles Index (25%) to reflect the Fund’s allocation of its assets between fixed-income securities and convertible securities. The Lipper Intermediate Investment Grade Debt Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The chart and the table below show the performance of the Fund’s Investor Class shares for all periods. The Fund began operations of Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class shares is shown for the Y Class, A Class and C Class shares for all periods prior to the inception of each class. The Investor Class shares class would have had similar returns to the newer classes of shares because the shares are invested in the same portfolio securities. However, because the Investor Class had a different expense structure, its performance was different than the newer classes of shares would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Investor Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	6.61%
(1/1/04 through 12/31/12)	(3rd Quarter 2009)
Lowest Quarterly Return:	-4.19%
(1/1/04 through 12/31/12)	(3rd Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	6/30/2003	1 Year	5 Years	Since Inception
Return Before Taxes		7.19%	5.22%	4.86%
Return After Taxes on Distributions		6.07%	4.10%	3.63%
Return After Taxes on Distributions and Sale of Fund Shares		4.78%	3.85%	3.48%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception
A	5/17/2010	7.10%	5.20%	4.85%
C	9/1/2010	6.08%	4.76%	4.62%
Y	3/1/2010	7.41%	5.34%	4.93%

Indices (reflects no deduction of fees, expenses or taxes)	1 Year	5 Years	Since Inception
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.96%	5.03%
Linked Barclays Capital U.S. Aggregate Bond Index	4.21%	6.19%	5.95%
BofA Merrill Lynch All U.S. Convertibles Index	14.96%	4.06%	6.23%
Retirement Income and Appreciation Composite Index	6.89%	5.73%	5.30%
Lipper Intermediate Investment Grade Debt Funds Index	7.82%	6.28%	5.08%

1
After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Fund’s assets are currently allocated among the Manager and one investment sub-advisor, Calamos Advisors LLC.

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

▶	Calamos Advisors LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Cynthia M. Thatcher Portfolio Manager	Since Fund Inception (2003)
Michael W. Fields Chief Fixed Income Officer	Since Fund Inception (2003)
Patrick A. Sporl Senior Portfolio Manager	Since Fund Inception (2003)
Erin Higginbotham Senior Portfolio Manager	Since 2011

Calamos Advisors LLC
John P. Calamos, Sr. Chairman, CEO, Global Co-Chief Investment Officer	Since Fund Inception (2003)
Gary D. Black Executive Vice President, Global Co-Chief Investment Officer and Chief Investment Officer, Alternative Investments	Since 2012

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase or exchange into the Fund is $100,000 for Y Class shares, $2,500 for A Class, and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for Y Class shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Intermediate Bond FundSM

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A	C	Y	Institutional	Investor
Management fees	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.67%	0.67%	0.79%	0.13%	0.64%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses1	1.13%	1.88%	1.00%	0.34%	0.85%

Expense Reduction and Reimbursement	0.13%	0.13%	0.34%		0.05%

Total annual fund operating expenses after expense reduction and reimbursement2	1.00%	1.75%	0.66%		0.80%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class and Investor Class of the Fund for Other Expenses through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 0.99% for the A Class, 1.74% for the C Class, 0.65% for the Y Class and 0.79% for the Investor Class(excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Managers (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$572	$805	$1,056	$1,774
C	$278	$578	$1,004	$2,190
Y	$67	$284	$519	$1,194
Institutional	$35	$109	$191	$431
Investor	$82	$266	$466	$1,043

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$178	$578	$1,004	$2,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes,  loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances and other notes. These types of obligations are commonly referred to as fixed-income securities or bonds. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

The Manager currently allocates the Fund’s assets between itself and a sub-advisor. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

▶	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

▶
Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

▶	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

▶	Select specific debt securities within each security type.

▶	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The sub-advisor uses a bottom-up fixed-income investment strategy in determining which securities to buy and sell, as follows:

▶	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.

▶	Evaluate credit quality of the securities.

▶	Perform an analysis of the expected total return of the securities to changes in interest rates compared to the Barclays Capital U.S. Aggregate Bond Index.

The Fund will only buy debt securities that are determined by the Manager or sub-advisor to be investment grade at the time of purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisor will take action that they believe to be advantageous to the Fund. Under normal circumstances, the Fund seeks to maintain a duration of three to seven years. A duration of “one year” means that a security’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates.

The Fund may also invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Foreign Exposure Risk

The Fund may invest in U.S. dollar-denominated bonds issued by foreign companies or foreign governments. Investing in foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased price volatility; and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, market risk involves the possibility that the value of the Fund’s investments will decline due to drops in the overall bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund’s investments to decline, regardless of the financial conditions of the issuers held by the Fund. From time to time, certain investments held by the Fund may have limited marketability or contractual limitations on their resale and may be difficult to value and sell at favorable times or prices. If the Fund is forced to sell holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds, and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate.

Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Intermediate Investment Grade Index, a composite of mutual funds comparable to the Fund. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Investor Class shares on March 1, 2009, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Y Class shares, Investor Class shares, A Class shares and C Class shares before March 1, 2009. The performance of the Investor Class shares is shown for the A Class and C Class shares from March 2, 2009 to the inception of both the A Class and C Class shares. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older share classes had lower expenses, their performance was better than the newer share classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	4.91%
(1/1/03 through 12/31/12)	(4th Quarter 2008)
Lowest Quarterly Return:	-2.75%
(1/1/03 through 12/31/12)	(2nd Quarter 2004)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Institutional Class	9/15/1997	1 Year	5 Years	10 Years
Return Before Taxes		4.98%	6.03%	5.24%
Return After Taxes on Distributions		3.73%	4.25%	3.66%
Return After Taxes on Distributions and Sale of Fund Shares		3.35%	4.30%	3.56%
Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	4.30%	5.54%	5.00%
C	9/1/2010	3.52%	5.18%	4.82%
Investor	3/2/2009	4.50%	5.64%	5.04%
Y	3/1/2010	4.65%	5.94%	5.19%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
Lipper Intermediate Investment Grade Index	7.82%	6.28%	5.31%

1
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Fund’s assets are currently allocated among the Manager and one investment sub-advisor.

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since 1998
Michael W. Fields Chief Fixed Income Officer	Since Fund Inception (1997)
Patrick A. Sporl Senior Portfolio Manager	Since 1999
Erin Higginbotham Senior Portfolio Manager	Since 2011

Barrow, Hanley, Mewhinney & Strauss, LLC
John S. Williams Portfolio Manager/Managing Director	Since Fund Inception (1997)
David R. Hardin Portfolio Manager/Managing Director	Since Fund Inception (1997)
J. Scott McDonald Portfolio Manager/Managing Director	Since 1998
Mark C. Luchsinger Portfolio Manager/Managing Director	Since 1998
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for A Class, and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Short-Term Bond FundSM

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 101 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 78 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	0.50%1	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.67%	0.70%	0.52%	0.17%	0.69%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%	0.00%

Total annual fund operating expenses2	1.12%	1.90%	0.72%	0.37%	0.89%

Expense Reduction and Reimbursement	0.27%	0.30%	0.08%		0.10%

Total annual fund operating expenses after expense reduction and reimbursement3	0.85%	1.60%	0.64%		0.79%

1	A contingent deferred sales charge (“CDSC”) of 0.50% will be charged on certain purchases of $250,000 or more that are redeemed in whole or part within 12 months of purchase.
2
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2014 to the extent that Total Annual Fund Operating Expenses exceed 0.85% for the A Class, 1.60% for the C Class, 0.64% for the Y Class and 0.79% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Shareholder fees
(fees paid directly from your investment)

Share classes	1 year	3 years	5 years	10 years
A	$335	$571	$ 826	$1,555
C	$263	$569	$1,000	$2,199
Y	$ 65	$222	$ 392	$ 887
Institutional	$ 38	$119	$ 207	$ 467
Investor	$ 81	$275	$ 485	$1,089

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$163	$569	$1,000	$2,199

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes. These types of obligations are commonly referred to as fixed-income securities or bonds and may include foreign bonds. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

Currently, the Manager is the sole investment advisor to the Fund. In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

●	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

●
Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

●	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

●	Select specific debt securities within each security type.

●	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The Fund will only buy debt securities that are determined by the Manager to be investment grade at the time of purchase. If an investment held by the Fund is downgraded below investment grade, the Manager will take action that it believes to be advantageous to the Fund. Under normal circumstances, the Fund seeks to maintain a duration of one to three years. A duration of “one year” means that a security’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates.

The Fund may also invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal.  A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal Home Loan Bank ("FHLB"), Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the securities.  From time to time, certain investments held by the Fund may have limited marketability or contractual limitations on their resale and may be difficult to value and sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds, and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Selection Risk

Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Short Investment Grade Bond Funds Index, a composite of mutual funds comparable to the Fund. Performance shown in the chart and tables below reflects the Fund’s one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund’s performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Investor Class shares on August 1, 1994, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Y Class shares and the performance of the Investor Class is shown for the A Class and C Class shares prior to the dates such new share classes were first offered. In each case, the newer share classes would have had similar annual returns to the older share classes because the shares are invested in the same portfolio securities. However, because the older share classes had lower expenses, their performance was better than the newer share classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns for A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each year

Highest Quarterly Return:	2.23%
(1/1/03 through 12/31/12)	(4th Quarter 2008)
Lowest Quarterly Return:	-1.18%
(1/1/03) through 12/31/12)	(3rd Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Institutional Class	12/3/1987	1 Year	5 Years	10 Years
Return Before Taxes		3.20%	2.89%	3.16%
Return After Taxes on Distributions		2.57%	1.85%	1.77%
Return After Taxes on Distributions and Sale of Fund Shares		2.08%	1.86%	1.87%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	2.71%	2.46%	2.65%
C	9/1/2010	2.06%	2.13%	2.49%
Y	3/1/2010	3.38%	2.89%	3.15%
Investor	8/1/1994	2.93%	2.54%	2.70%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
BofA Merrill Lynch 1-3 Yr. Gov./Corp. Index	1.48%	2.87%	3.11%
Lipper Short Investment Grade Bond Funds Index	3.94%	3.02%	3.02%

1
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager has managed the Fund since March 1987.

Portfolio Managers

American Beacon Advisors, Inc.
Michael W. Fields Chief Fixed Income Officer	Since Fund Inception (1987)
Patrick A. Sporl Senior Portfolio Manager	Since 1999
Erin Higginbotham Senior Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for A Class, and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds’ investment policies, their principal strategies and risks and performance benchmarks. However, this prospectus does not describe all of a Fund’s investment practices. For additional information, please see the Funds’ statement of additional information, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com .

Additional Information About Investment Policies and Strategies

Investment Objectives

➢	The American Beacon Balanced Fund’s investment objective is income and capital appreciation.

➢	The American Beacon Large Cap Value Fund’s investment objective is long-term capital appreciation and current income.

➢	The American Beacon Mid-Cap Value Fund’s investment objective is long-term capital appreciation and current income.

➢	The American Beacon Small Cap Value Fund’s investment objective is long-term capital appreciation and current income.

➢	The American Beacon Small Cap Value II Fund’s investment objective is long-term capital appreciation.

➢	The American Beacon International Equity Fund’s investment objective is long-term capital appreciation.

➢	The American Beacon Emerging Markets Fund’s investment objective is long-term capital appreciation.

➢	The American Beacon High Yield Bond Fund’s investment objective is high current income and capital appreciation.

➢	The American Beacon Retirement Income and Appreciation Fund’s investment objective is income and capital appreciation.

➢	The American Beacon Intermediate Bond Fund’s investment objective is income and capital appreciation.

➢	The American Beacon Short-Term Bond Fund’s investment objective is income and capital appreciation

Except for the American Beacon Small Cap Value II Fund, each Fund’s investment objective is “fundamental,” which means that it may be changed only with the approval of Fund shareholders.  The American Beacon Small Cap Value II Fund’s investment objective is “non-fundamental”, which means that it may be changed by the Fund’s Board of Trustees (“Board”) without the approval of Fund’s shareholders.

80% Investment Policies

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The American Beacon Large Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large market capitalization U.S. companies.

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The American Beacon Mid-Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of middle market capitalization U.S. companies.

▶
The American Beacon Small Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies.

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The American Beacon Small Cap Value II Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization companies.

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The American Beacon International Equity Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and securities convertible into common stocks of issuers based in at least three different countries located outside the United States.

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The American Beacon Emerging Markets Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers that are primarily listed on the trading market of an emerging market country; are headquartered in an emerging market country; or derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.

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The American Beacon High Yield Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of domestic and foreign high-yield bonds.

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The American Beacon Intermediate Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes.

▶
The American Beacon Short-Term Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, master demand notes, loan participation interests, medium-term notes and funding agreements, mortgage-backed securities, asset-backed securities, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances and other notes.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy
Each Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Additional Information About the Multi-Manager Strategy

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

●	develops overall investment strategies for each Fund,
●	selects and changes sub-advisors,
●	allocates assets among sub-advisors,
●	monitors and evaluates the sub-advisors’ investment performance,
●	monitors the sub-advisors compliance with each Fund’s investment objectives, policies and restrictions,
●	oversees a Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable,
●	invests the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments, and
●
manages directly the American Beacon Short-Term Bond Fund and a portion of the assets of the American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Intermediate Bond Fund.

With the exception of the American Beacon Short-Term Bond Fund, each Fund’s assets are allocated among one or more sub-advisors by the Manager. The assets of both the American Beacon Retirement Income and Appreciation Fund and the American Beacon Intermediate Bond Fund are allocated by the Manager between the Manager and one sub-advisor. The assets of the American Beacon Balanced Fund are allocated by the Manager among the Manager and multiple sub-advisors. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board. The prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated. Each Fund’s advisory arrangements are set forth below.

American Beacon Balanced Fund

The Fund’s assets are allocated among the Manager and the following investment sub-advisors:

●	Barrow, Hanley, Mewhinney & Strauss, LLC
●	Brandywine Global Investment Management, LLC
●	Hotchkis and Wiley Capital Management, LLC

Currently, approximately one-third of the Fund’s assets are allocated to Barrow, Hanley, Mewhinney & Strauss, LLC and another third to Brandywine Global Investment Management, LLC, who each decide the proportion of assets to invest in equity and fixed-income securities in accordance with the Fund’s guidelines. The remaining third of the Fund’s assets are allocated between the Manager, who invests its allocation in fixed-income securities and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

American Beacon Large Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Barrow, Hanley, Mewhinney & Strauss, LLC
●	Brandywine Global Investment Management, LLC
●	Hotchkis and Wiley Capital Management, LLC
●	Massachusetts Financial Services Company

Currently, the Fund’s assets are allocated in approximately equal amounts to Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC and Hotchkis and Wiley Capital Management, LLC. Approximately ten percent of the Fund’s assets are allocated to Massachusetts Financial Services Company (“MFS”). The Manager may increase the allocation to MFS as Fund flows, capacity constraints and other considerations by the Manager may require.

American Beacon Mid-Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Barrow, Hanley, Mewhinney & Strauss, LLC
●	Lee Munder Capital Group, LLC
●	Pzena Investment Management, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Small Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Barrow, Hanley, Mewhinney & Strauss, LLC

●	Brandywine Global Investment Management, LLC
●	Dreman Value Management, LLC
●	Hotchkis and Wiley Capital Management, LLC
●	Opus Capital Group, LLC
●	The Boston Company Asset Management, LLC

The Manager does not anticipate allocating any new assets to Barrow, Hanley, Mewhinney & Strauss, LLC or Hotchkis and Wiley Capital Management, LLC, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine Global Investment Management, LLC, Dreman Value Management, LLC, Opus Capital Group, LLC, and The Boston Company Asset Management, LLC, as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

American Beacon Small Cap Value II Fund

The Fund’s assets are allocated among the following sub-advisors:

●	Dean Capital Management, LLC
●	Fox Asset Management LLC
●	Signia Capital Management, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon International Equity Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Causeway Capital Management LLC
●	Lazard Asset Management LLC
●	Templeton Investment Counsel, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Emerging Markets Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Brandes Investment Partners, L.P.
●	Morgan Stanley Investment Management Inc.
●	The Boston Company Asset Management, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon High Yield Bond Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Franklin Advisers, Inc.
●	Logan Circle Partners, L.P.
●	PENN Capital Management Company, Inc.

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Retirement Income and Appreciation Fund

The Manager allocates the Fund’s assets between itself and Calamos Advisors LLC (“Calamos”). The Manager makes investment decisions regarding the approximately 75% of the Fund allocated to investment grade fixed-income securities, while Calamos makes investment decisions regarding the remainder of Fund assets.

American Beacon Intermediate Bond Fund

The Manager currently allocates the Fund’s assets, generally on an equal basis, between itself and Barrow, Hanley, Mewhinney & Strauss, LLC.

American Beacon Short-Term Bond Fund

The Manager is the sole investment advisor to the Fund.

Additional Information About Investments

This section provides more detailed information regarding the investments the Funds may invest in as well as information regarding the Funds’ strategy with respect to investment of cash balances. The following table identifies investments of each Fund in light of their respective principal investment strategies. Funds with an “X” in a particular investment column are more likely to use those investments as principal strategies than those without an “X”. These investments are explained following the table.

Investments	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Value II Fund	International Equity Fund	Emerging Markets Fund	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Asset-Backed Securities	X							X	X	X	X
Cash Management Investments	X	X	X	X	X	X	X		X	X	X
Convertible Debt Securities								X	X
Derivative Investments						X	X
Equity Investments	X	X	X	X	X	X	X		X
Fixed Income Investments	X							X	X	X	X
Government-Sponsored Enterprises	X							X	X	X	X
High-Yield Securities								X
Investment Grade Securities	X							X	X	X	X

Asset-Backed Securities

Asset-backed securities are fractional interests in pools of loans, receivable or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (“1940 Act”), including money market funds that are sponsored or advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable money market funds sponsored by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Convertible Debt Securities

Convertible debt securities are debt securities that are exchangeable for equity securities of an issuer at a predetermined price. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. One of the sub-advisors for the American Beacon Retirement Income and Appreciation Fund may establish a “synthetic” convertible debt security by combining separate securities that possess economic characteristics similar to a convertible security, i.e., fixed-income securities, which may be convertible or non-convertible securities (“fixed-income component”), and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

Derivative Investments

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The American Beacon International Equity Fund and the American Beacon Emerging Markets Fund may invest in the following derivative instruments, as described in the Fund Summary of each Fund:

●
Futures. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.

●
Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Equity Investments

A Fund’s equity investments may include:

●
American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

●
Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

●
Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

●
Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

●
Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

Fixed Income Investments

A Fund’s investments in debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes; and other debt securities. The American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund may also invest in medium-term notes, funding agreements and loan participation agreements.

Government-Sponsored Enterprises

A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s commitment to purchase stock to ensure the issuers’ positive net worth through at least 2012.

High-Yield Securities

High-yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba or lower by Moody’s Investors Service, Inc.) or not rated, but considered by the Manager or an investment sub-advisor to be of similar quality. These types of securities are also commonly referred to as “junk bonds”.

Investment Grade Securities

Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as Standard & Poor’s Ratings Services, Fitch, Inc. or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. A Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of their respective principal investment strategies. These risks are explained in the following table.

Risk	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Value II Fund	International Equity Fund	Emerging Markets Fund	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Convertible Securities Risk									X
Credit Risk	X							X	X	X	X
Currency Risk						X	X
Emerging Markets Risk							X
Equity Investments Risk	X	X	X	X	X	X	X	X	X
Foreign Exposure Risk	X	X	X	X	X				X
Foreign Investing Risk						X	X	X		X	X
Futures Contracts Risk	X	X	X	X	X
Government Sponsored Enterprise Risk	X								X	X	X
Hedging Risk						X	X
High Portfolio Turnover Risk			X					X		X
High-Yield Securities Risk								X
Interest Rate Risk	X							X	X	X	X
Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Issuer Risk	X	X	X	X	X	X	X	X	X	X	X
Large Capitalization Companies Risk	X	X	X			X	X
Market Events Risk	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X
Market Timing Risk						X	X	X
Mid-Capitalization Companies Risk	X	X	X	X	X		X	X
Other Investment Companies Risk	X								X	X	X
Prepayment and Extension Risk	X								X	X	X
Securities Lending Risk				X	X	X
Securities Selection Risk	X	X	X	X	X	X	X	X	X	X	X
Small Capitalization Companies Risk	X	X	X	X	X		X	X
U.S. Government Securities Risk	X								X	X	X
Unrated Securities Risk								X
Value Stocks Risk	X	X	X	X	X	X	X

Convertible Securities Risk

The value of a convertible security (“convertible”) is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

Credit Risk

Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest, a Fund’s income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the market value of that issuer’s securities.

Currency Risk

A Fund may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts, including NDFs, in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures, swaps for cross-currency investments, direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Emerging Markets Risk

When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Equity Investments Risk

Equity securities generally are subject to market risk. A Fund’s investments in equity securities may include equity securities such as, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants, real estate investment trusts (“REITs”) and American Depositary Receipts. Such investments may expose the Funds to additional risks.

●
Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

●
Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Preferred stocks may also be subject to credit risk.

●	Convertible Securities. Convertible securities may be subject to market risk, credit risk and interest rate risk. See “Convertible Securities Risk” above.
●
Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

●
REITs. Real estate investment trusts or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

●	ADRs. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. See “Foreign Exposure Risk” below.

Foreign Exposure Risk

A Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

Foreign Investing Risk

Investing in foreign securities, foreign sovereign and quasi sovereign debt, ADRs and GDRs carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least, in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. A Fund may use derivatives for hedging, and to create leverage. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a Fund’s portfolio manager incorrectly forecasts stock market values, the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage can expose a Fund to greater risk and increase its costs. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. In addition, the Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor.

Government-Sponsored Enterprises Risk

Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government-sponsored enterprise bonds are also subject to credit risk.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

High-Yield Securities Risk

Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities also may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund’s fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time.

Investment Risk

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide which could adversely affect the Funds.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s shares. Equity investments are subject to stock market risk, which involves the possibility that the value of a Fund’s investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Fixed-income market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to purchase and sell the debt securities. Fixed income market risk also involves the possibility that the value of a Fund’s investments in high-yield securities will decline due to drops in the overall high-yield bond market. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of a Fund’s fixed-income and high-yield investments to decline regardless of the conditions of the issuers held by a Fund.

From time to time, certain investments held by a Fund may have limited marketability and may be difficult to sell at favorable times or prices. If a Fund is forced to sell such holdings to meet redemption requests or other cash needs, a Fund may have to sell them at a loss.

Market Timing Risk

Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. A Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high-yield and foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in a Funds, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in medium-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including open-end funds, exchange-traded funds (“ETFs”) and money market funds. To the extent that a Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

A Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, a Fund’s securities lending agent may indemnify a Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor may not perform to expectations. This could result in a Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk

Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Like all bonds, U.S. Government bonds are also subject to credit risk and interest rate risk.

Unrated Securities Risk

Because a Fund may purchase securities that are not rated by any rating organization, a sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks’ prices remaining undervalued for extended periods of time. While a Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier other stock funds as a trade-off for this potentially lower risk. A Fund’s performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out favor, depending on market conditions and investor sentiment. A Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to a broad-based market index and a composite of mutual funds comparable to each Fund compiled by Lipper, Inc. (“Lipper”). Lipper is an independent mutual fund research and ranking service. Set forth below is additional information regarding the index and composite to which each Fund’s performance is compared.

American Beacon Balanced Fund

Market Index

The Fund’s performance is compared to the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index. To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the Fund’s performance is also compared to the Balanced Composite Index, which combines the returns of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index in a 60%/40% proportion.

●
Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

●
The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Mixed-Asset Target Allocation Growth (MTAG) Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper MTAG Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category.

American Beacon Large Cap Value Fund

Market Index

The Fund’s performance is compared to the Russell 1000 Value Index

●
Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category.

American Beacon Mid-Cap Value Fund

Market Index

The Fund’s performance is compared to the Russell Midcap Value Index

●
The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category.

American Beacon Small Cap Value Fund

Market Index

The Fund’s performance is compared to the Russell 2000 Value Index.

●
The Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category.

American Beacon Small Cap Value II Fund

Market Index

The Fund’s performance will be compared to the Russell 2000 Value Index.

●
The Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

Mutual Fund Composite

The Fund’s performance also will be compared to the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category.

American Beacon International Equity Fund

Market Index

The Fund’s performance is compared to the MSCI EAFE Index.

●	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper International Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category.

American Beacon Emerging Markets Fund

Market Index

The Fund’s performance is compared to the MSCI Emerging Markets Index.

●
The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Emerging Markets Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Markets Funds category.

American Beacon High Yield Bond Fund

Market Index

The Fund’s performance is compared to the JPMorgan Global High-Yield Index.

●
The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed-income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index.

Mutual Fund Composite
The Fund’s performance also is compar
ed to the Lipper High Current Yield Bond Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds category.

American Beacon Retirement Income and Appreciation Fund

Market Index

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, the Linked Barclays Capital U.S. Aggregate Bond Index and the BofA Merrill Lynch All U.S. Convertibles Index. To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and convertible securities, the Fund’s performance is also compared to the Retirement Income and Appreciation Composite which combines the returns of the Linked Barclays Capital U.S. Aggregate Bond Index and the BofA Merrill Lynch All U.S. Convertibles Index in a 75%/25% proportion.

●
The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

●
The Linked Barclays Capital U.S. Aggregate Bond Index represents returns of the Barclays Capital U.S. Gov./Credit Intermediate Index (“Intermediate Index”) up to October 31, 2006 and the Barclays Capital U.S. Aggregate Bond Index (“Aggregate Index”) thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

●
The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Intermediate Investment Grade Debt Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Intermediate Investment Grade Debt Funds Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category.

American Beacon Intermediate Bond Fund

Market Index

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index.

●
The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Intermediate Investment Grade Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category.

American Beacon Short-Term Bond Fund

Market Index

The Fund’s performance is compared to the BofA Merrill Lynch 1-3 Year Gov./Corp. Index.

●	The BofA Merrill Lynch 1-3 Year Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Short Investment Grade Bond Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category.

Notices Regarding Index Data:

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties herby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund and American Beacon Small Cap Value II Fund  nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. serves as the Manager of the Funds. The Manager, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2012, the Manager had approximately $47.4 billion of assets under management, including approximately $16.2 billion under active management and $31.2 billion as named fiduciary or financial advisor.

The Manager is registered as an investment adviser under the Investment Advisers Act of 1940.  The Manager is not registered as a commodity pool operator (“CPO”) in reliance on the delayed compliance dated provided by No-Action Letter 1-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the Commodity Futures Trading Commission (“CFTC”).  Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”).  Prior to the Deadline, the Manager will determine whether it must register as a CPO or whether it may rely on an exemption or exclusion from registration with respect to the Funds.

The management fees, including sub-advisory fees, paid by the Funds for the fiscal year ended October 31, 2012, net of reimbursements and shown as a percentage of the average net assets, were as follows:

American Beacon Fund	Management Fees
Balanced	0.22%
Large Cap Value	0.24%
Mid-Cap Value	0.58%
Small Cap Value	0.46%
Small Cap Value II	0.60%
International Equity	0.32%
Emerging Markets	0.80%
High Yield Bond	0.43%
Retirement Income and Appreciation	0.32%
Intermediate Bond	0.20%
Short-Term Bond	0.20%

The Manager also may receive up to 25% of the net monthly income generated from a Funds’ securities lending activities as compensation for oversight of the Funds' securities lending program, including the securities lending agent, Brown Brothers Harriman & Co.  Currently, the Manager receives 10% of such income. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this prospectus, only the American Beacon Small Cap Value Fund, American Beacon Small Cap Value II Fund and the American Beacon International Equity Fund may engage in securities lending activities.  In addition, certain sub-advisors contribute to the Manager to support a Fund's distribution activities.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager is available in each Fund’s annual reports dated October 31, 2012.

The team members listed below are primarily responsible for the day-to-day oversight of the sub-advisors, including the investment strategies that the sub-advisor utilize for the Fund, reviewing the sub-advisors’ performance, allocating the Funds’ assets among the sub-advisors and the Manager, as applicable, and the investment of the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

American Beacon Funds	Team Members
Balanced, Large Cap Value, Mid-Cap Value, Small Cap Value, Small Cap Value II and Intermediate Bond	Adriana R. Posada
Retirement Income and Appreciation	Cynthia M. Thatcher
International Equity, Emerging Markets, and High Yield Bond	Kirk L. Brown

Wyatt Crumpler is Chief Investment Officer.  Mr. Crumpler joined the Manager in January 2007 as Vice President, Trust Investments and a member of the portfolio management team. Mr. Crumpler’s title was redesignated to Vice President, Asset Management in July 2009 and to Chief Investment Officer in February 2012. Gene L. Needles, Jr. has served as President and Chief Executive Officer of the Manager since April 2009 and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009, President of AIM Distributors from 2003 to 2007 and CEO of AIM Distributors from 2004 to 2007. Adriana R. Posada is Senior Portfolio Manager, and became a member of the portfolio management team in October 1998. Kirk L. Brown is Senior Portfolio Manager, and has served on the portfolio management team since February 1994. Mr. Brown is a CFA Charterholder. Cynthia M. Thatcher is Portfolio Manager, and became a member of the portfolio management team upon joining the Manager in December 1999. Ms. Thatcher is a CFA Charterholder.

Messrs. Crumpler and Needles are responsible for recommending sub-advisors to the Funds’ Board of Trustees.  Ms. Posada, Mr. Brown, and Ms. Thatcher oversee the sub-advisors, review the sub-advisors’ performance and allocate the Funds’ assets among the sub-advisors, as applicable.

Michael W. Fields oversees the team responsible for the portfolio management of the American Beacon Short-Term Bond Fund and a portion of the fixed-income assets of the American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Intermediate Bond Fund. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Chief Fixed Income Officer. The team responsible for the day-to-day portfolio management of the American Beacon Balanced Fund, American Beacon Retirement Income and Appreciation Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund includes Patrick A. Sporl and Erin Higginbotham. Mr. Sporl has served as the Senior Portfolio Manager to the American Beacon Balanced Fund since September 2001, American Beacon Retirement Income and Appreciation Fund since June 2003, and American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund since January 1999. He is primarily responsible for determining the Funds’ holdings and characteristics. Mr. Sporl is a CFA Charterholder. Ms. Higginbotham has served as Portfolio Manager to the American Beacon Retirement Income and Appreciation Fund, American Beacon Balanced Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund since February 2011. She has responsibility for credit and relative value analysis of corporate bonds. Ms. Higginbotham managed cash and money market portfolios at American Beacon Advisors and has been a Portfolio Manager since April 2003. Ms. Higginbotham is a CFA Charterholder.

The Funds’ Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

AMR Corporation is a minority owner of Lighthouse Holdings, Inc.’s parent company. All other assets of AMR Corporation, its affiliates and employee retirement plans under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program), where applicable, are considered when calculating the fees for each sub-advisor. Including these assets may lower the investment advisory fees for each applicable Fund.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (“Barrow”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of October 31, 2012, Barrow had discretionary investment management authority with respect to approximately $66.4 billion of assets, including approximately $4.6  billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value, American Beacon Mid-Cap Value, American Beacon Small Cap Value, and American Beacon Intermediate Bond Funds. The Board also has approved Barrow as a sub-advisor to the American Beacon Short-Term Bond Fund. However, to date, the Manager has not allocated any assets of the American Beacon Short-Term Bond Fund to Barrow.

Barrow manages client assets on a team basis for their equity and fixed-income strategies. The members of the team for each American Beacon Fund are listed below.

Name and Title of Portfolio Managers	Length of Service to Fund	Business Experience Past 5 Years

Balanced & Large Cap Value Funds

James P. Barrow Portfolio Manager/Executive Director	Since Inception (1987)	Portfolio Manager/Barrow

Mid-Cap Value Fund

James P. Barrow Portfolio Manager/Executive Director	Since Inception (2004)	Portfolio Manager/Barrow

Mark Giambrone Portfolio Manager/Managing Director	Since Inception (2004)	Portfolio Manager/Barrow

Small Cap Value Fund

James S. McClure Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow

John P. Harloe Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow

Balanced & Intermediate Bond Funds

John S. Williams Portfolio Manager/Managing Director	Since Inception (1987 &1997)	Portfolio Manager/Barrow

David R. Hardin Portfolio Manager/Managing Director	Since Inception (1987 & 1997)	Portfolio Manager/Barrow

J. Scott McDonald Portfolio Manager/Managing Director	Since 1998	Portfolio Manager/Barrow
Mark C. Luchsinger Portfolio	Since 1998	Portfolio

Name and Title of Portfolio Managers	Length of Service to Fund	Business Experience Past 5 Years

Manager/Managing Director		Manager/Barrow

Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific industry assignments for more specialized, in-depth research.

Barrow manages its fixed-income portion of the American Beacon Balanced and American Beacon Intermediate Bond Funds using a team approach, with investment strategy decisions resulting from a consensus of its fixed-income professionals — five senior portfolio managers and five dedicated research analysts. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDES INVESTMENT PARTNERS, L.P. (“Brandes”), 11988 El Camino Real, Suite 500, San Diego, California 92130, is a registered investment adviser. Brandes is 100% beneficially owned by senior professionals of the firm. As of December 31, 2012, Brandes had approximately $27.2 billion in assets under management. Brandes serves as a sub-advisor to the American Beacon Emerging Markets Fund.

Brandes’ Emerging Market Investment Committee is primarily responsible for making the day-to-day investment decisions for the Emerging Markets Portfolio. The Portfolio is team-managed by an investment committee whose members are senior portfolio management and research analysts of Brandes, including Alphonse Chan, Douglas Edman, Christopher Garrett, Louis Lau, Greg Rippel and Gerardo Zamorano, who are the six voting members of Brandes’ Emerging Markets Investment Committee.

Alphonse Chan, Director-Portfolio Management has more than 18 years experience with Brandes. He has been a Director since 2006. Prior to 2006, Mr. Chan served as a Portfolio Manager from 1998 to 2006 and Associate Portfolio Manager from 1994 to 1998. Douglas Edman has been Director, Investments since 2004. Mr. Edman was a Senior Analyst at Brandes from 2000 to 2004, and Portfolio Manager from 1995 to 2000. Christopher Garrett, Institutional Portfolio Manager since 2007, has been with Brandes since 2000. Mr. Garrett was a Portfolio Manager/Analyst from 2000 to 2007. Prior to joining Brandes, Mr. Garrett worked as a portfolio manager/analyst for Dupont Capital Management. Louis Lau has held the position of Senior Analyst at Brandes since 2009. From 2004 to 2009, Mr. Lau was an Analyst at the firm. Prior to joining Brandes, he worked in investment banking and equity capital markets at Goldman Sachs. Greg Rippel joined Brandes in 2001 as an Analyst. In 2006, Mr. Rippel became a Senior Analyst. Prior to joining Brandes, Mr. Rippel worked as an underwriter at Greyrock Capital, a subsidiary of Bank of America. Gerardo Zamorano, Director, Investments, has held this position since 2006. He was a Senior Analyst at Brandes from 2004 to 2006 and an Analyst from 1999 to 2004.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“Brandywine Global”), 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of October 31, 2012, Brandywine Global had assets under management totaling approximately $41.0 billion, including approximately $4.0 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine Global serves as a sub-advisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund.

Brandywine Global Portfolio Managers for the
American Beacon Balanced and American Beacon Large Cap Value Funds

Paul R. Lesutis, CFA is a portfolio manager for our Classic Large Cap Value Equity strategy. In addition, he is responsible for general research coverage, contributing insights and stock recommendations to all of the firm's Large Cap Value Equity strategies. Mr. Lesutis joined the firm in 1991. Previously, he served as executive vice president, chief investment officer and portfolio manager with Provident Capital Management, Inc. (1984-1991); director of equity research and portfolio manager with First Pennsylvania Bank (1971-1984), and a securities analyst with E.I. du Pont de Nemours (1966-1971). Mr. Lesutis is a CFA charterholder. He is a member of the firm's Executive Board.

Patrick S. Kaser, CFA is head of the Large Cap Value Equity team and serves as lead portfolio manager on the Classic Large Cap Value strategy. Mr. Kaser is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations. He joined the firm in 1998. He is a member of the firm's Executive Board. Before becoming a portfolio manager, Mr. Kaser worked for the firm as an analyst on the Large Cap Value Equity team. He was also with Dean Witter as an account executive (1996-1997). Mr. Kaser is a CFA charterholder. He is a member of the CFA Society of Philadelphia and has been quoted in The Wall Street Journal, BusinessWeek, The Washington Post, Barron's and has appeared on Bloomberg television and radio.

James J. Clarke serves as a portfolio manager for our Classic Large Cap Value Equity strategy. He rejoined the firm in December 2008 after three years serving as a founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds. From 1997 to 2005, Mr. Clarke worked as an equity analyst and portfolio manager for Brandywine Global’ s large, mid and small cap value equity portfolios and was responsible for research coverage of the machinery and REIT sectors, contributing insight and stock recommendations for all of the firm's domestic equity products. Prior to his initial term of employment with Brandywine Global, Mr. Clarke worked as a financial analyst at Morgan Stanley in New York and Tokyo (1991-1995).

Steve S. Smith is co-lead portfolio manager for the firm's Global Fixed Income and related strategies. He joined the firm in 1991 to diversify the firm's investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980).

Brandywine Global Portfolio Managers for the
American Beacon Small Cap Value Fund

Henry F. Otto is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm's Executive Board.

Steve M. Tonkovich is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). He is a member of the firm's Executive Board.

CALAMOS ADVISORS LLC (“Calamos”), 2020 Calamos Court, Naperville, Illinois 60563, is an institutional money management firm that has specialized in security research and money management since 1977. Calamos is an indirect subsidiary of Calamos Asset Management, Inc. As of October 31, 2012, Calamos had assets under management totaling approximately $34.2 billion, including approximately $42 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Calamos serves as a sub-advisor to the American Beacon Retirement Income and Appreciation Fund.

Calamos employs a team approach to portfolio management, led by the Global Co-Chief Investment Officers (“Global Co-CIOs”) and comprised generally of the Global Co-CIOs, directors, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members, including the Global Co-CIOs and senior strategy analysts, may each make trading decisions guided by the Fund’s investment objective and strategy.

While day-to-day management of the Fund is a team effort, the Global Co-CIOs, along with the senior strategy analysts, have joint primary and supervisory responsibility for the Fund and work with Growth/Convertible team members in developing and executing the Fund’s investment program. Each is further identified below.

John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of Calamos Advisors, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. Gary D. Calamos, Co-CIO of Calamos Advisors, also focuses on portfolio level risk management, sector and country weightings, bottom-up fundamental security analysis, and corresponding research and analysis for key holdings. As Co-CIOs, Messrs. John P. Calamos, Sr. and Gary D. Black direct the team’s focus on macro themes, upon which the portfolio’s strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Co-CIOs and the senior strategy analysts. John Calamos, Jr., Jeff Scudieri, Jon Vacko, John Hillenbrand, Steve Klouda, Chris Hartman and Joe Wysocki are each senior strategy analysts.

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust and Chairman, CEO and Global Co-CIO of Calamos Advisors as of August 31, 2012.  Prior thereto he was Chairman, CEO and Co-CIO of Calamos Advisors and its predecessor company. Gary D. Black became the Executive Vice President, Global Co-CIO and CIO of Alternative Investments of Calamos Advisors as of August 31, 2012. Mr. Black served as Chief Executive Officer, Chief Investment Officer, and a Founding Member of Black Capital LLC from July 2009 until August 2012.  Prior to July 2009, he served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009 John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has been in his current position since 2005. Jeff Scudieri joined Calamos in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos in 2000 and has been a senior strategy analyst since July 2002. John Hillenbrand joined Calamos in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos in 1994 and has been a senior strategy analyst since July 2002. Chris Hartman joined Calamos in February 1997 and has been a senior strategy analyst since May 2007. Joe Wysocki joined Calamos in October 2003 and has been a senior strategy analyst since February 2007. Messrs. Hartman and Wysocki were all Intermediate Analysts in 2005 prior to their promotions to Senior Strategy Analysts in 2006 and 2007.

CAUSEWAY CAPITAL MANAGEMENT LLC (“Causeway”), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2012, Causeway had approximately $16.2 billion in assets under management, including approximately $938 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the American Beacon International Equity Fund.

Causeway’s portion of the American Beacon International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin, and Conor Muldoon.

Sarah H. Ketterer is the Chief Executive Officer. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global healthcare, information technology, and telecommunication services sectors. He joined the firm as a Director and Portfolio Manager in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary, industrials, and materials sectors. Mr. Eng joined the firm as a Research Associate in July 2001 and became a Portfolio Manager and Director in 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Kevin Durkin is a Director of Causeway and is responsible for research in the global consumer discretionary, consumer staples, energy, and materials sectors. Mr. Durkin joined the firm in June 2001 as a Research Associate and became Portfolio Manager in 2006. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has co-managed the Fund since January 2006.

Conor Muldoon is a Director of Causeway and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in August 2003 as a Research Associate and became a Portfolio Manager in 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has co-managed the Fund since 2010.

DEAN CAPITAL MANAGEMENT, LLC (“DCM”), 7450 W. 130th Street, Suite 150, Overland Park, Kansas 66213, an affiliate of Dean Investment Associates, is a registered investment adviser and provides portfolio management services to the clients of Dean Investment Associates.  DCM was founded in March 2008. As of December 31, 2012, DCM had assets under management of approximately $414.9 million.

Steven Roth is a founding member of DCM and serves as the lead Portfolio Manager on the Dean Small Cap Value strategy. He also provides research support to the other DCM investment strategies. Prior to forming DCM in 2008, Mr. Roth worked for American Century as a co-Portfolio Manager on the Small Cap Value team from 2006 to 2008. He was a Senior Analyst at American Century from 2002 to 2006. Prior to American Century, Mr. Roth began his investment career in 2000 as an equity analyst at Strong Capital Management.

DREMAN VALUE MANAGEMENT, LLC (“Dreman”) is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311. Dreman, an independent investment management firm, was founded by David N. Dreman in 1997, with predecessor firms dating back to 1977. As of December 31, 2012, Dreman had over $3.8 billion of assets under management, which included approximately $246 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Dreman serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Dreman Value Management, LLC. is a contrarian value investment management firm founded in 1997 by David Dreman an author of five books on the subject. Today, Dreman has a team of dedicated contrarians offering a true value solution to investors seeking diversification and long-term results. Dreman’s goal is to provide superior investment performance, consistently and over a long-term horizon using the unique contrarian investment philosophy and disciplined investment approach developed by David Dreman over 30 years ago.

Mark Roach is the Lead Portfolio Manager for Dreman’s portion of the American Beacon Small Cap Value Fund. Mr. Roach manages Dreman’s portion of the Fund jointly with E. Clifton Hoover, Chief Investment Officer and Managing Director, and Mario Tufano, Associate Portfolio Manager of the Fund since 2010. Mr. Roach has been a Managing Director and Portfolio Manager of Dreman since 2006. From 2002 to 2006, he was a Portfolio Manager at Vaughan Nelson Investment Management.  Mr. Hoover, Chief Investment Officer and Managing Director has been with Dreman since 2006. From 1997 to 2006, he was Managing Director and a

Portfolio Manager at NFJ Investment Group. Mario Tufano, Associate Portfolio Manager of the Fund has been with Dreman since 2007. Prior to joining Dreman, Mr. Tufano was an Associate Director and Equity Analyst at UBS Investment Bank.

FOX ASSET MANAGEMENT LLC (“Fox”), 1040 Broad Street, Suite 203, Shrewsbury, New Jersey 07702, an indirect wholly-owned subsidiary of Eaton Vance, is a registered investment adviser that manages equity, fixed income and balanced portfolios. As of December 31, 2012, Fox had approximately $1.4 billion of assets under management.

The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm’s Investment Committee. Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Robert Milmore, CFA. Gregory Greene is a Co-Director and a member of the firm’s Investment Committee. He joined the company in November 1998 and is the lead manager for the Small Cap Value and SMID-Cap Value strategies as well. Prior to joining Fox, Mr. Greene was a Research Analyst responsible for the financial services and retail/consumer products industries in addition to being Head of Trading at Chris Blair Asset Management from June 1998. Previously he was a Vice President and Senior Position Trader in the Equity Trading department at Merrill Lynch from 1991. J. Bradley Ohlmuller joined Fox Asset Management in June 2004 as a Vice President and Equity Portfolio Manager and a member of the firm’s Investment Committee.  In November 2005, he became a Principal of the firm. Prior to joining Fox, he was a Vice President and research analyst at Goldman Sachs & Co. from April 2001, where he covered the healthcare facilities sector. Prior to joining Goldman Sachs, Mr. Ohlmuller followed the retail sector at Morgan Stanley from January 1997. He began his career at Standard & Poor’s in February 1995 as an analyst, following the regional banking, insurance and REIT industries in its Equity Research Department.  Robert Milmore joined Fox Asset Management in December 2005 and has been a Vice President and Equity Portfolio Manager and member of the firm’s Investment Committee. Since that time. He was formerly a Manager of International Treasury at Cendant Corporation from February 2004. Prior to joining Cendant, Mr. Milmore was a Vice President and Senior Equity Research Analyst at Arnhold & S. Bleichroeder covering the airline and internet travel sectors from July 1999. Previously, Mr. Milmore followed the retail, textile, apparel, and footwear sectors at Morgan Stanley Dean Witter from September 1996. He began his career in International Securities Lending at Bankers Trust Company in June 1992.

FRANKLIN ADVISERS, INC. (“Franklin”), One Franklin Parkway, San Mateo, California 94403, is a wholly-owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Fiduciary Trust, Mutual Series, and Darby Investments subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and $781.8 billion in assets under management as of December 31, 2012. Of this amount, approximately $924.7 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Franklin serves as a sub-advisor to the American Beacon High Yield Bond Fund.

Eric Takaha, Senior Vice President and Director of Corporate Credit and High Yield for the Franklin Templeton Fixed Income Group, is the lead portfolio manager of the team that has primary responsibility for managing Franklin’s portion of the Fund. Mr. Takaha joined Franklin’s High Yield team in 1989 and has been Senior Vice President since 2004. He has managed Franklin’s portion of the Fund since September 2006. Chris Molumphy and Glenn Voyles share responsibility for investment decision-making with Mr. Takaha. Mr. Molumphy, Executive Vice President and Chief Investment Officer for the Franklin Templeton Fixed Income Group, joined Franklin in 1988 and has held his current position since 2000. He has managed Franklin’s portion of the Fund since September 2006. Mr. Voyles, Vice President for the Franklin Templeton Fixed Income Group, joined Franklin in 1993 and has been a research analyst and portfolio manager at Franklin since 2000. Mr. Voyles has managed Franklin’s portion of the Fund since September 2006.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“Hotchkis”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional investment management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2012, Hotchkis had approximately $18.8 billion in assets under management, including approximately $3.4 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value, and American Beacon Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis’ investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for each Fund are generated by Hotchkis’ investment team.

Although portions of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund are managed by Hotchkis’ investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis’ portion of each Fund’s assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the
American Beacon Balanced and American Beacon
Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, Patricia McKenna, and Sheldon Lieberman participate in the investment research review and decision making process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds:

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Davis has been a Portfolio Manager since 1989 and Chief Executive Officer since 2001. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999 and has been a Portfolio Manager since 2003. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001 and has been a Portfolio Manager since 2004. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995 and has been a Principal since 2001. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994 and has been a Principal since 2001. Hotchkis’ investment team has managed Hotchkis’ portion of the Funds since 1987.

Hotchkis Portfolio Managers for the
American Beacon Small Cap Value Fund

David Green and Jim Miles participate in the investment research review and decision-making process for the Fund. Mr. Green and Mr. Miles coordinate the day-to-day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1997. Mr. Miles, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Hotchkis’ investment team has managed Hotchkis’ portion of the Fund since its inception in 1999.

LAZARD ASSET MANAGEMENT LLC (“Lazard”), 30 Rockefeller Plaza, 55th floor, New York, New York 10112, an investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $151.7 billion as of December  31, 2012, including approximately $244 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the American Beacon International Equity Fund.

The following individuals comprise Lazard’s International Equity management team, which is responsible for the day-to-day management of a portion of the American Beacon International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard’s portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity and Global Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has co-managed Lazard’s portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard’s portion of the Fund since November 2005.

Michael Powers is a Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard’s portion of the Fund since May 2003.

LEE MUNDER CAPITAL GROUP, LLC (“LMCG”), located at 200 Clarendon Street, Twenty-Eighth Floor, Boston, MA 02116, provides investment management solutions to institutional and high net worth individuals. LMCG was founded in August 2000. In 2009, LMCG became an affiliate of Convergent Capital Management, LLC (CCM) which acquired a majority ownership stake in the firm. As of December 31, 2012, LMCG had assets of approximately $5.0 billion under management. LMCG serves as a sub-advisor to the American Beacon Mid-Cap Value Fund.

Donald Cleven, is the lead Portfolio Manager for LMCG’s Mid Cap Value strategy. He joined LMCG in June 2002 and has been a Portfolio Manager for the Value Team since 2005. Prior to joining LMCG, Mr. Cleven served as an Investment Analyst for American Century Investments.

LOGAN CIRCLE PARTNERS, L.P. (“Logan”), 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of Fortress Investment Group LLC. As of September 30, 2012, Logan had more than $20.6 billion in assets under management. Logan serves as a sub-advisor to the American Beacon High Yield Bond Fund.

Timothy L. Rabe, CFA, has been a senior portfolio manager at Logan since 2007 and is responsible for the day-to-day management of Logan’s high yield strategy and for managing Logan’s portion of the Fund. Prior to joining Logan in 2007, Mr. Rabe was head of the high yield team at Delaware Investment Advisors from 2000 to 2007 and led the team responsible for investment strategies for all high yield fixed-income funds and strategies at the firm. From 1995 to 2000, Mr. Rabe was a High-Yield Portfolio Manager for Conseco Capital Management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”), 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2012, net assets under management of the MFS organization were approximately $321 billion, including approximately $1.3 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. MFS serves as a sub-advisor to the American Beacon Large Cap Value Fund.

Steven Gorham and Nevin Chitkara co-manage MFS’ Large Cap Value Equity strategy. Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992. Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM Inc.”), 522 Fifth Avenue, New York, New York 10036, is a direct subsidiary of Morgan Stanley. As of December 31, 2012, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $338.1 billion, including approximately $204 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MSIM Inc. serves as a sub-advisor to the American Beacon Emerging Markets Fund.

The team consists of portfolio managers and analysts who work collaboratively when making portfolio decisions. Members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, Paul Psaila and Eric Carlson, each a Managing Director of MSIM Inc., Munib Madni, a Managing Director of MSIM Company and Samuel Rhee, an Executive Director of MSIM Company and Ana Cristina Piedrahita, an Executive Director of MSIM Limited.

MSIM Inc.’s Emerging Markets Equity team manages a portion of the American Beacon Emerging Markets Fund.

Mr. Sharma has been associated with MSIM Inc. in an investment management capacity since 1996 and has managed MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since its inception in 2000. Mr. Psaila has been associated with MSIM Inc. in an investment management capacity since 1994 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since its inception in 2000. Mr. Carlson has been associated with MSIM Inc. in an investment management capacity since 1997 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since August 2006. Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since May 2012. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since May 2012. Ms. Piedrahita has been associated with MSIM Limited in an investment management capacity since 2002 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since August 2006.

Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

OPUS CAPITAL GROUP, LLC (“Opus”), 1 West Fourth Street, Suite 2500, Cincinnati, Ohio 45202, is an employee-owned registered investment advisor established in 1996. As of December 31, 2012, Opus had assets under management of approximately $1.8 billion, including approximately $643 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Opus serves as a sub-advisor to the American Beacon Small Cap Value Fund.

The Investment Committee at Opus is comprised of Len Haussler, President and Portfolio Manager, Kevin Whelan, Vice President and Portfolio Manager, and Jonathon Detter, Vice President and Portfolio Manager. Opus has a team approach to the buying and selling of individual securities, and a consensus is formed before any purchase or sale of a security is initiated. All of the Portfolio Managers are generalists and look at every potential sale or trade.

Len A. Haussler co-founded Opus in 1996 and serves as the President and Portfolio Manager for the firm. Mr. Haussler conducts equity research and directs investments for all portfolios. He has over 30 years of investment experience and has managed Opus’ portion of the American Beacon Small Cap Value Fund since January 2005.

Kevin P. Whelan has served as Vice President and Portfolio Manager of Opus since 1998. He is primarily responsible for conducting research. Mr. Whelan has over 15 years of investment experience and has managed Opus’ portion of the Fund since January 2005.

Jonathon M. Detter has served as Vice President and Portfolio Manager for Opus since 2003. He is primarily responsible for conducting research and directing trades. Prior to joining Opus, Mr. Detter valued private and public firms at Valuation Research Company and Arthur Andersen LLP. He has over 12 years of investment and valuation experience and has managed Opus’ portion of the Fund since January 2005.

PENN CAPITAL MANAGEMENT COMPANY, INC. (“PENN”), The Navy Yard Corporate Center, Three Crescent Drive, Suite 400, Philadelphia, PA 19112, provides investment management services with emphasis on U.S. high yield fixed income and U.S. micro-cap to mid-cap equity. PENN was founded in 1987 and is an independent, 100% employee owned company. As of December 31, 2012, PENN had assets of approximately $7 billion under management. PENN serves as a sub-advisor to the American Beacon High Yield Bond Fund.

PENN maintains a team approach to decision making, drawing on the expertise of eighteen (18) Portfolio Managers and Analysts. The Team is led by Richard Hocker, the firm’s founder, Chief Investment Officer, and Chairman of PENN’s Credit Committee. Mr. Hocker has managed institutional high yield corporate bond portfolios for over 30 years and has held his current position since founding the firm. Martin Smith, Partner, Senior Portfolio Manager, and member of PENN’s Credit Committee, serves as the Lead Risk Manager for PENN’s Opportunistic High Yield style. Mr. Smith began his career with PENN Capital Management in July 1999 and has served in his current position for the past five years. Prior to joining PENN, Mr. Smith served in a research role at both Merrill Lynch Asset Management and Cantone Research.

PZENA INVESTMENT MANAGEMENT, LLC (“Pzena”), 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2012, Pzena had assets of approximately $17.1 billion under management, including approximately $38 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the American Beacon Mid-Cap Value Fund.

Investment decisions for the portion of the American Beacon Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard S. Pzena, Manoj Tandon, and Eli Rabinowich. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Mr. Pzena is Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. He has served on the portfolio management team since the inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January 1996. Manoj Tandon is a Principal and Portfolio Manager at Pzena. Mr. Tandon joined Pzena in 2002 as a Sr. Research Analyst. He became a Principal of the firm in 2004 and a Portfolio Manager at the end of 2005. Mr. Tandon has managed Pzena’s portion of the Fund since January 2006. Mr. Rabinowich joined Pzena in 2004 as a Research Analyst.  He became a Principal of the firm in 2008 and a Portfolio Manager at the beginning of 2012.  Mr. Rabinowich has managed Pzena’s portion of the Fund since January 2012.

SIGNIA CAPITAL MANAGEMENT, LLC (“Signia”), 108 North Washington Street, Suite 305, Spokane, Washington 99201 is a boutique money management firm founded in 2001, specializing in value investing. Signia manages money for public and private pension funds nationwide and was founded by the investment professionals who serve as managing partners. As of December 31, 2012, Signia had more than $625 million in assets under management.

Portfolio managers utilize a team approach that integrates the collective insight of each portfolio manager with the objectives of creating a well-diversified portfolio that will generate excess returns over the long term.  Richard Beaven, Portfolio Manager and Partner since April 2002, has over 15 years of experience in the investment management industry. Prior to joining Signia in 2002, Mr. Beaven was the Assistant Director of Research and a Portfolio Manager for ICM Asset Management from 1995 to 2002.  Anthony Bennett, Portfolio Manager and Managing Partner since January 2001, has over 18 years of experience in the investment management industry. Prior to co-founding Signia Capital Management in 2001, he served as Research Director for Signia Ventures from April to December of 2000. He was an Equity Research Analyst for ICM Asset Management from 1997 to March of 2000.  Daniel Cronen, Portfolio Manager and Partner since January 2001, has over 16 years of experience in the investment management industry. Prior to co-founding Signia in 2001, Mr. Cronen was most recently an Equity Research Analyst for ICM Asset Management where he worked from 1997 to 2000.

TEMPLETON INVESTMENT COUNSEL, LLC (“Templeton”), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and more than $781.8 billion in assets under management as of December 31, 2012. Of this amount, approximately $924.7million were assets of AMR Corporation and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the American Beacon International Equity Fund.

 Cindy L. Sweeting is an Executive Vice President of Templeton Investment Counsel, LLC and   Director of Portfolio Management for the Templeton Global Equity Group.  Ms. Sweeting has served in these positions since 2001.  Antonio T. Docal has served as an Executive Vice President and Portfolio Manager for the Templeton Global Equity Group since 2003.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“The Boston Company”), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of The Bank of New York Mellon Corporation. Assets under management as of December 31, 2012 were $41.3 billion, including approximately $546 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the American Beacon Small Cap Value and American Beacon Emerging Markets Funds.

The Boston Company Portfolio Managers for the
 American Beacon Small Cap Value Fund

Joseph M. Corrado, Senior Managing Director, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Edward R.

Walter, Managing Director, has served as US Small Cap Value Equity portfolio manager for The Boston Company since May 2004. Prior to becoming a portfolio manager, Mr. Walter served as research analyst, and he continues to fulfill certain research responsibilities in conjunction with his portfolio management duties. Mr. Walter focuses on the Health Care, Technology, and Industrial sectors. Mr. Corrado and Mr. Walter have managed a portion of the American Beacon Small Cap Value Fund since September 2004.

The Boston Company Portfolio Managers for the
American Beacon Emerging Markets Fund

D. Kirk Henry is the Senior Managing Director of Non US Value Equities for The Boston Company. He is the lead portfolio manager for the Non US Value and Emerging Markets Value strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the American Beacon Emerging Markets Fund since August 2000. Clifford A. Smith, Senior Managing Director, has been with The Boston Company since 1998. Prior to becoming a portfolio manager in March 2003, he  served as a research analyst. Mr. Smith continues to conduct research on a variety of regions and sectors. Mr. Smith also serves as Director of Research for The Boston Company’s non-US Value Investment Team. Warren Skillman joined The Boston Company in September 2005 as a Senior Research Analyst. He serves as Managing Director and portfolio manager for a portion of the Emerging Markets Fund since September 2006. As a member of the portfolio management team, Mr. Skillman provides research on Latin America, Asia, Europe, Middle East and Africa.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Debt securities and certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing under these procedures may be used by any of the Funds, but certain Funds are more likely to hold securities requiring these procedures. The American Beacon Emerging Markets Fund and American Beacon International Equity Fund (the “International Funds”) often fair value securities as a result of significant events occurring after the close of the foreign markets in which these Funds invest. In addition, the American Beacon High Yield Bond Fund may invest in illiquid securities requiring these procedures. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

About Your Investment

Choosing Your Share Class

Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

●	How long you expect to own the shares;
●	How much you intend to invest;
●	Total expenses associated with owning shares of each class;
●	Whether you qualify for any reduction or waiver of sales charges;
●	Whether you plan to take any distributions in the near future; and
●	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Each Fund offers various classes of shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500
Up to 5.75% for equity funds; up to 4.75% for fixed income funds; up to 2.50% for Retirement Income and Appreciation & Short-Term Bond Funds; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.
			For Retirement Income and Appreciation & Short-Term Bond Funds only: 0.50% on redemptions within 12 months of purchasing $250,000 or more of A Class shares	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Advisor	$2,500	None	None	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Retirement	$2,500	None	None	Up to 0.50% of average daily assets	Up to 0.25% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

A Class Shares
A Class shares of each Fund are available to eligible investors using intermediaries such as broker dealers, at their offering price, which is equal to the NAV per share plus the applicable front-end sales charge that you pay when you buy your A Class shares. The front-end sales charge is generally deducted directly from the amount of your investment. A Class shares are also subject to a Rule 12b-1 fee of up to 0.25% and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a CDSC of 0.50% if you purchase $250,000 or more of A Class shares of the American Beacon Retirement Income and Appreciation Fund or the American Beacon Short-Term Bond Fund (and therefore pay no front-end sales charge) and then redeem the shares during the first 12 months after your initial purchase. The minimum initial investment is $2,500.

C Class Shares
C Class shares are available to eligible investors using intermediaries such as broker-dealers, at each Fund’s NAV per share, without an initial sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge (“CDSC”) of 1.00%. C Class shares also are subject to a Rule 12b-1 fee of up to 1.00% of each Fund’s average daily net assets and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. The minimum initial investment is $1,000.

Y Class Shares
Y Class shares are offered without a sales charge to eligible investors who make an initial investment of at least $100,000. Y Class shares do not pay a Rule 12b-1 fee. Y Class shares are subject to a shareholder servicing fee of up to 0.10% of each Fund’s average daily net assets.

Advisor Class Shares
Advisor Class shares are offered without a sales charge primarily to eligible investors using intermediary organizations such as broker-dealers or plan sponsors and retirement accounts. Advisor Class shares pay a Rule 12b-1 fee up to 0.25%, and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. The minimum initial investment is $2,500.

Institutional Class Shares
Institutional Class shares are offered without a sales charge to eligible investors who make an initial investment of at least $250,000. Institutional Class shares do not pay a Rule 12b-1 or shareholder servicing fees.

Investor Class Shares
Investor Class shares are offered without a sales charge to eligible investors, including those using intermediary organizations such as broker-dealers or plan sponsors and retirement accounts. Investor Class shares pay no Rule 12b-1 fee. Investor Class shares are subject to a separate shareholder servicing fee of up to 0.375% of each Fund’s average daily net assets. Investor Class shares are also available to Traditional and Roth IRA shareholders investing directly in the Funds. The minimum initial investment is $2,500.

Retirement Class Shares
Retirement Class shares are offered without a sales charge primarily to eligible investors who invest through intermediary organizations, such as broker-dealers, insurance companies or third party administrators for small to mid-sized retirement plans. Retirement Class shares pay a Rule 12b-1 fee of up to 0.50% and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. The minimum initial investment is $2,500.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the Fund and the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “A Class Sales Charge Reductions and Waivers.”

Domestic and Foreign Equity Funds*

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%	0.00%

*
American Beacon Balanced, American Beacon Large Cap Value, American Beacon Mid-Cap Value, American Beacon Small Cap Value, American Beacon Small Cap Value II, American Beacon International Equity and American Beacon Emerging Markets Funds.

American Beacon Retirement Income and Appreciation Fund and American Beacon Short-Term Bond Fund

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $100,000	2.50%	2.56%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 and above	0.00%	0.00%+	0.00%++

+
No initial sales charge applies on purchases of $250,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $250,000 or more that are redeemed in whole or in part within twelve months of purchase.

++
Brokers who initiate and are responsible for purchases of $250,000 or more may receive a sales commission of up to 0.50% of the offering price of A Class shares of the American Beacon Retirement Income and Appreciation Fund and American Beacon Short-Term Bond Fund. If a client or financial intermediary is unable to provide account verification on purchases receiving $250,000 breakpoints due to rights of accumulation, sales commissions will be forfeited by the broker and front-end sales loads will apply. Purchases eligible for sales charge waivers as described under “A Class Sales Charge Reductions and Waivers” are not eligible for sales commissions on purchases of $250,000 or more.

American Beacon High Yield Bond Fund and American Beacon Intermediate Bond Fund

Amount of Sale/Account Value	As a % Offering Price	As a % Investment	Dealer Commission as a % Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%	0.00%

The Distributor retains any portion of the commissions that are not paid to financial intermediaries for use solely to pay distribution-related expenses.

A Class Sales Charge Reductions & Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges
There is no sales charge if you invest $1 million or more in A Class shares of the Domestic and Foreign Equity Funds, the American Beacon High Yield Bond Fund and the American Beacon Intermediate Bond Fund. In addition, there are no sales charges if you invest $250,000 or more in A Class shares of the American Beacon Retirement Income and Appreciation Fund or the American Beacon Short-Term Bond Fund.

Sales charges also may be waived for certain shareholders or transactions, such as:

●
Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds (and their “immediate family” as defined in the SAI), and retirement plans established by them for their employees;

●	Registered representatives or employees of intermediaries that have selling agreement with the Funds;
●	Shares acquired through merger or acquisition;
●	Insurance company separate accounts;
●	Employer-sponsored retirement plans;
●	Dividend reinvestment programs;
●	Purchases through certain fee-based programs; and
●	Reinvestment of proceeds within 90 days of a redemption from A Class account (see “Redemption Policies” below for more information).

Reduced Sales Charges
Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Rights of Accumulation Program
Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in certain accounts (“Qualified Accounts”). The following Qualified Accounts held in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

●	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;
●	Uniform transfer or gift to minor accounts (“UTMA/UGTMA”);
●	Individual retirement accounts (“IRAs”), including traditional, Roth, SEP and SIMPLE IRAs; and

●	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds’ transfer agent in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds investments (whichever is higher) of your existing A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gain distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries you may combine the current NAV of your existing A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds’ transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds’ transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent
If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) during the next 13 months in A Class shares of a Fund or any other American Beacon Funds mutual fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased A Class shares of any American Beacon mutual fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases
You may combine simultaneous purchases in A Class shares of American Beacon Funds to qualify for a reduced A Class sales charge.

Contingent Deferred Sales Charge (“CDSC”) - A Class Shares

Unless a waiver applies, investors who purchase $250,000 or more of A Class shares of the American Beacon Retirement Income and Appreciation Fund and the American Beacon Short-Term Bond Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if the shares are redeemed within 12 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Waiver of CDSC” below.

Contingent Deferred Sales Charge - C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the statement of additional information. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of C Class shares and redemptions of the A Class shares of the American Beacon Retirement Income and Appreciation Fund and the American Beacon Short-Term Bond Fund, as described above. The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A contingent deferred sales charge is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or capital gain distributions.
To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

●	shares acquired by the reinvestment of dividends or capital gains distributions;
●	other shares that are not subject to the CDSC;
●	shares held the longest during the holding period.

Waiver of CDSCs - A Class and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

●	The redemption is due to a shareholder’s death or post-purchase disability;
●	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;
●	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;
●	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2;
●	The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;
●	The redemption is from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor (or Manager) allowing this waiver;
●	The redemption is to return excess contributions made to a retirement plan; or
●	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for C Class and A Class shares is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Investor Class, Advisor Class, Retirement Class, Institutional Class and Y Class shares offered in this prospectus are available to investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondence accounts. A Class and C Class shares are available to retail investors who invest directly through intermediary organizations, such as broker-dealers or other financial intermediaries, or through employee directed benefit plans. Investor Class shares are available for traditional and Roth IRAs investing directly through American Beacon.

Our investors include:

●	agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);
●	endowment funds and charitable foundations;
●	employee welfare plans that are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended (“Code”);
●	qualified pension and profit sharing plans;
●	cash and deferred arrangements under Section 401(k) of the Code;
●	corporations; and
●	other investors who make an initial investment of at least the minimum investment amounts.

If you invest directly with the Funds, the fees and policies with respect to the Funds’ shares that are outlined in this prospectus are set by the Funds.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Funds through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper “breakpoint” discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment

Share Class	Minimum Initial Investment
C	$1,000
A; Advisor; Investor; Retirement	$2,500
Y	$100,000
Institutional	$250,000

The Manager may allow a reasonable period of time after opening an account for an Institutional Class or Y Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Because in most cases it is more advantageous to purchase A Class shares than C Class shares for amounts of $1 million or more, the Funds will decline a request to purchase C Class shares for $1 million or more. In the case of the American Beacon Short-Term Bond Fund and American Beacon Retirement Income and Appreciation Fund, requests to purchase C Class shares for $250,000 or more of either of these Funds will be declined.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

You may also open an account directly through us. A completed, signed application is required. You may download an account application from the Funds’ web site at www.americanbeaconfunds.com. You also may obtain an application form by calling 1-800-658-5811.

Complete the application, sign it and send it

Regular Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
(or institutional shareholders may fax to)
 (816)  374-7408

For Overnight Delivery:
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
(800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account with the Funds or your financial institution, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, taxpayer identification numbers and Social Security numbers of persons authorized to provide instructions on the account or other documentation. The Funds and your financial institution are required by law to reject your new account application if the required identifying information is not provided.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee. You should contact your broker-dealer or other financial intermediary to find out by what time your purchase order must be received so that it can be processed the same day. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third party checks.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to sell shares of a Fund.

If you purchased your shares directly from the Funds, your shares may be redeemed by telephone by calling 1-800-658-5811, via the Funds’ website, or by mail on any day that the Funds are open for business.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first). You should contact your broker-dealer or other financial intermediary to find out by what time your order must be received so that it can be processed the same day.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the American Beacon Emerging Markets Fund or American Beacon High Yield Bond Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee does not apply to:

●	shares acquired through the reinvestment of dividends and distributions;
●	shares acquired through payroll contributions to a retirement or employee benefit plan;
●	shares redeemed through systematic redemption plans;
●	shares redeemed to return excess IRA contributions;
●
certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;

●	redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans;
●	redemption and exchange transactions made within a “Qualified Wrap Program” as defined in the section titled “Frequent Trading and Market Timing “or
●	shares acquired to commence operations of a Fund.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by a Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

If you purchased shares of the Funds directly through us, your shares may be exchanged by calling 1-800-658-5811 to speak to a representative, through our website, www.americanbeaconfunds.com or use the Automated Voice Response System for Investor Class shares.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Shares of any class of a Fund may be exchanged for shares of another class of the same Fund under certain limited circumstances. Shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months of the purchase of the initial shares. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another Fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having CDSC.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming Fund for at least ten days prior to exchanging out of one Fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. States and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange purchases if, in the judgment of a Fund, the transaction would adversely affect the Fund and its shareholders.

For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same Funds should not result in the realization by the investor of a capital gain or loss. An exchange of shares of one Fund for shares of a different Fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds or their transfer agent. To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

How to Purchase Shares

Through your Broker-Dealer or Other Financial Intermediary

Contact your broker-dealer or other financial intermediary to purchase shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to the Funds and may charge you a fee for this service. The Funds will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). In the case of the American Beacon Short-Term Bond Fund and American Beacon Retirement Income and Appreciation Fund, requests to purchase C Class shares for $250,000 or more of either of these Funds will be declined. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

By Check

●	The minimum initial and subsequent investment requirements for investments by check are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C Class	$ 1,000	$50
A Class	$ 2,500	$50
Investor Class	$ 2,500	$50
Advisor Class	$ 2,500	$50
Retirement Class	$ 2,500	$50
Institutional Class	$250,000	$50
Y Class	$100,000	$50

●	Make the check payable to American Beacon Funds.
●	Include the shareholder’s account number, Fund name and Fund number on the check.
●	Mail the check to:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

For Overnight Delivery:
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

By Wire

●	The minimum initial and subsequent investment requirements for investments by wire are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C Class	$1,000	$500
A Class	$2,500	$500
Advisor Class	$2,500	None

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Retirement Class	$2,500	None
Investor Class	$2,500	$500
Y Class	$100,000	None
Institutional Class	$250,000	None

●	If your account has been established, call 1-800-658-5811 to purchase shares by wire.
●	Send a bank wire to State Street Bank and Trust Co. with these instructions:
●	ABA# 0110-0002-8; AC-9905-342-3,
●	Attn: American Beacon Funds
●	the Fund name and Fund number, and
●	shareholder account number and registration.

By Exchange

●	The minimum requirements to establish an account by making an exchange and to make subsequent exchanges are as follows:

Share Class	Minimum Amount to Establish a New Account	Minimum Subsequent Exchange Amount
C Class	$1,000	$50
A Class	$2,500	$50
Advisor Class	$2,500	$50
Retirement Class	$2,500	$50
Investor Class	$2,500	$50
Y Class	$100,000	$50
Institutional Class	$250,000	$50

●
To exchange shares, send a written request to the address above, or call 1-800-658-5811 and speak to a representative. You may use the Automated Voice Response System for exchanges in the Investor Class only.

●	You also may exchange shares by visiting www.americanbeaconfunds.com.
●	If you purchased shares through a financial intermediary, please contact your broker dealer or other financial intermediary to exchange your shares.

Via www.americanbeaconfunds.com

●	You may purchase shares of Investor Class via www.americanbeaconfunds.com.
●	Funds will be transferred automatically from your bank account via Automated Clearing House (“ACH”) if valid bank instructions were included on your application.
●	If not, please call 1-800-658-5811 for assistance with establishing bank instructions.
●	A $50 minimum applies.

By Pre-Authorized Automatic Investment (A Class, C Class and Investor Class shares only)

●	The minimum account size of $1,000 for C Class shares and $2,500 for A Class and Investor Class shares must be met before establishing an automatic investment plan.
●	Fill in required information on the account application, including amount of automatic investment ($50 minimum). Attach a voided check to the account application.
●	You may also establish an automatic investment plan through www.americanbeaconfunds.com.
●	Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify.
●	If you establish your automatic investment plan through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

How to Redeem Shares

Through your Broker-Dealer or other Financial Intermediary

Contact your broker-dealer or other financial intermediary to sell shares of a Fund. Your broker-dealer or other financial intermediary is responsible for transmitting your sale request to the transfer agent in proper form and in a timely manner. Your financial intermediary may charge you a fee for selling your shares.

By Telephone

●	Call 1-800-658-5811 to request a redemption.
●	Minimum redemption amounts and applicable class limitations, and policies as to the disposition of the proceeds of telephone redemptions are as follows:

Share Class	Minimum Redemption	Limitations	Disposition of Redemption Proceeds
A, C and Investor	$500 by wire or $50 by check or ACH	$50,000 per account	Mailed to account address of record; or Transmitted to commercial bank designated on the account application form.
Y, Advisor, Institutional and Retirement	None	None	Transmitted to commercial bank designated on the account application form.

By Mail

●	Write a letter of instruction including:

▶	the Fund name and Fund number,

▶	shareholder account number,

▶	shares or dollar amount to be redeemed, and

▶	authorized signature(s) of all persons required to sign for the account.

Mail to:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

For Overnight Delivery:
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

●	Proceeds will be mailed to the account address of record or transmitted to the commercial bank designated on the account application form.
●	Minimum redemption amounts are as follows:

Share Class	Minimum Redemption
A, C and Investor	$500 by wire, $50 by check or ACH
All other Classes	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

●	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
●	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

By Exchange

●	Send a written request to the address above.
●	Call 1-800-658-5811 and use the Automated Voice Response System (for Investor Class only) or speak to a representative to exchange shares.
●	Visit www.americanbeaconfunds.com and select “Account Login”
●	The minimum requirement to redeem shares by making an exchange is $50.
●	If you purchased shares through a financial intermediary, please contact your broker dealer or other financial intermediary to exchange your shares.

Via www.americanbeaconfunds.com

●	If you have established bank instructions for your account, you may request a redemption via ACH or wire for Investor Class shares by accessing www.americanbeaconfunds.com.
●	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.
●	Minimum wire, ACH and check redemption amounts and policies as to the disposition of the proceeds of redemptions via www.americanbeaconfunds.com are as follows:

Share Class	Minimum Wire Amount	Minimum ACH or Check Amount	Disposition of Redemption Proceeds
Investor	$500	$50	Check mailed to account address of record; Wire transmitted to commercial bank designated on the account application form; or Funds transferred via ACH to bank account designated on application form.

By Pre-Authorized Automatic Redemption (A, C and Investor Class shares only)

●	Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).

Proceeds will be transferred automatically from your Fund account to your bank account via ACH.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A Class	$2,500
C Class	$1,000
Advisor Class	$2,500
Retirement Class	$2,500
Investor Class	$2,500
Y Class	$25,000
Institutional Class	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. IRA accounts will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. The Funds reserve the authority to modify minimum account balances in its discretion.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

●
The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

●	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
●	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

●
liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

●	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
●	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for C Class or A Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When C Class and A Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require the Funds to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added "inactivity" or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

●	Sending a letter to American Beacon by the United States Post Office,

●
Speaking to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the funds secure web application.

●	Contacting American Beacon through their automated phone system where you must supply an account number, social security number, or a specific fund identifying number,

●	Accessing your account through the funds secure web application,

●	Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.  To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with the Funds, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811 (phone)
www.americanbeaconfunds.com (web)

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund’s NAV, (ii) an increase in a Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund’s NAV is known as market timing. The American Beacon International Equity, American Beacon Emerging Markets, and American Beacon High Yield Bond Funds are particularly at risk for market timing activity. Please see “Market Timing Risk” under the description of each of these Funds.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the American Beacon Emerging Markets and American Beacon High Yield Bond Funds that are sold within 90 days of purchase. The redemption fee is described further in the “Redemption Policies” section. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this prospectus. Additionally, the Manager may, in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of a Fund’s shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

●	shares acquired through the reinvestment of dividends and other distributions;
●	systematic purchases and redemptions;
●	shares redeemed to return excess IRA contributions; or
●
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies, including any applicable redemption fees.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions. The Funds do not have a fixed dividend rate and do not guarantee they will pay any dividends or capital gain distributions in any particular period. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Monthly distributions are paid on the first business day of the following month. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
Balanced	Quarterly	Annually
Large Cap Value	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually
Small Cap Value II	Annually	Annually
International Equity	Annually	Annually
Emerging Markets	Annually	Annually
High Yield Bond	Monthly	Annually
Retirement Income and Appreciation	Monthly	Annually
Intermediate Bond	Monthly	Annually
Short-Term Bond	Monthly	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

●	Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of the Fund.
●
Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different treatment is available for distributions of dividends and net capital gain (as defined in the table below).

●	Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.
●
Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Taxes

Usually, any dividends and distributions of net realized capital gains are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. The following table outlines the typical tax liabilities for transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss* (“net capital gain”)	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses

Type of Transaction	Tax Status
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to “qualified dividend income” (as described below).

To the extent distributions are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets, they are subject to a 15% maximum federal income tax rate for individual shareholders (20% for taxpayers with taxable income exceeding $400,000 or $450,000 if married filing jointly).

A portion of the income dividends the Funds pay to individuals may be “qualified dividend income” (“QDI”) and thus eligible for that maximum capital gain rate. QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. If a Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for the preferential maximum rate. To be eligible for this rate, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss generally is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rate mentioned above.

The Health Care Reform and Education Reconciliation Act of 2010 requires an individual to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers), for taxable years beginning after December 31, 2012. This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders who should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund. Each year, each Fund’s shareholders will receive tax information from the Fund to assist them in preparing their income tax returns.

Additional Information

Distribution and Service Plans

The A Class, C Class, Advisor Class and Retirement Class shares of the Funds have each adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, which allows the A Class, C Class, Advisor Class and Retirement Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares.

The Plans provide that the Retirement Class shares of the Funds will pay up to 0.50% per annum of the average daily assets of the Retirement Class, the A Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets of the A Class, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets of the C Class and the Advisor Class shares of the Funds will pay 0.25% per annum of the average daily net assets of the Advisor Class, to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for its A Class, C Class, Y Class, Advisor Class, Investor Class and Retirement Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets of the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets of the Investor Class shares, up to 0.25% of the average daily net assets attributable to the Advisor Class shares, up to 0.10% of the average daily net assets of the Y Class shares of the Funds, and up to 0.25% of the average daily net assets of the Retirement Class shares of the Funds.

Because these fees are paid out of each Fund’s A Class, C Class, Y Class, Advisor Class, Investor Class and Retirement Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

A complete list of each Fund’s holdings is made available on the Funds’ website on a monthly basis. The holdings information is generally posted to the website approximately twenty days after the end of the month and remains available for six months thereafter. A list of each Fund’s ten largest holdings is made available on the Funds’ website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund’s ten largest holdings may also be accessed by selecting a particular Fund’s data sheet.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds’ summary prospectuses or shareholder reports, please go to www.americanbeaconfunds.com and click on “Quick Links” and then “Register for E-delivery.”

To reduce expenses, your financial institution may mail only one copy of the prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds’ financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which you may obtain upon request.

	Balanced Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.89	$12.62	$11.83	$10.63	$16.09

Income from investment operations:
Net investment income	0.32	0.32	0.35	0.43	0.47
Net gains (losses) on securities (both realized and unrealized)	1.38	0.29	1.10	1.25	(4.70)

Total income (loss) from investment operations	1.70	0.61	1.45	1.68	(4.23)

Less distributions:
Dividends from net investment income	(0.32)	(0.34)	(0.66)	(0.48)	(0.44)
Distributions from net realized gains on securities	—	—	—	—	(0.79)

Total distributions	(0.32)	(0.34)	(0.66)	(0.48)	(1.23)

Net asset value, end of period	$14.27	$12.89	$12.62	$11.83	$10.63

Total returnA	13.23%	4.87%	12.47%	16.64%	(28.23)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$40,938	$30,962	$33,405	$29,808	$36,557
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.59%	0.58%	0.58%	0.60%	0.56%
Expenses, net of reimbursements	0.59%	0.58%	0.58%	0.60%	0.56%
Net investment income, before reimbursements	2.27%	2.49%	2.67%	3.60%	3.37%
Net investment income, net of reimbursements	2.27%	2.49%	2.67%	3.60%	3.37%
Portfolio turnover rate	58%	47%	40%	57%	53%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Balanced Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.93	$11.66	$10.96	$9.91	$15.09

Income from investment operations:
Net investment income	0.23	0.25	0.25	0.30	0.41
Net gains (losses) on securities (both realized and unrealized)	1.30	0.28	1.04	1.23	(4.39)

Total income (loss) from investment operations	1.53	0.53	1.29	1.53	(3.98)

Less distributions:
Dividends from net investment income	(0.30)	(0.26)	(0.59)	(0.48)	(0.41)
Distributions from net realized gains on securities	—	—	—	—	(0.79)

Total distributions	(0.30)	(0.26)	(0.59)	(0.48)	(1.20)

Net asset value, end of period	$13.16	$11.93	$11.66	$10.96	$9.91

Total returnA	12.86%	4.52%	12.06%	16.29%	(28.39)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$89,272	$83,657	$84,500	$94,915	$105,473
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.92%	0.92%	0.93%	0.89%	0.82%
Expenses, net of reimbursements	0.92%	0.92%	0.93%	0.89%	0.82%
Net investment income, before reimbursements	1.95%	2.16%	2.34%	3.26%	3.12%
Net investment income, net of reimbursements	1.95%	2.16%	2.34%	3.26%	3.12%
Portfolio turnover rate	58%	47%	40%	57%	53%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Balanced Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.36	$12.11	$11.35	$9.77	$14.95

Income from investment operations:
Net investment income	0.42	0.41	0.32	0.37	0.34
Net gains (losses) on securities (both realized and unrealized)	1.14	0.11	1.01	1.21	(4.31)

Total income (loss) from investment operations	1.56	0.52	1.33	1.58	(3.97)

Less distributions:
Dividends from net investment income	(0.19)	(0.27)	(0.57)	—	(0.42)
Distributions from net realized gains on securities	—	—	—	—	(0.79)

Total distributions	(0.19)	(0.27)	(0.57)	—	(1.21)

Net asset value, end of period	$13.73	$12.36	$12.11	$11.35	$9.77

Total returnA	12.62%	4.33%	11.96%	16.17%	(28.65)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,507	$3,536	$6,127	$6,812	$7,674
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.09%	1.09%	1.09%	1.09%	1.07%
Expenses, net of reimbursements	1.09%	1.09%	1.09%	1.09%	1.07%
Net investment income, before reimbursements	1.82%	2.01%	2.18%	3.06%	2.86%
Net investment income, net of reimbursements	1.82%	2.01%	2.18%	3.06%	2.86%
Portfolio turnover rate	58%	47%	40%	57%	53%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Balanced Fund-Y Class
	Year Ended October 31,		March 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$12.93	$12.78	$12.20

Income from investment operations:
Net investment income	0.17	0.36	0.16
Net gains (losses) on securities (both realized and unrealized)	1.51	0.24	0.57

Total income (loss) from investment operations	1.68	0.60	0.73

Less distributions:
Dividends from net investment income	(0.29)	(0.45)	(0.15)
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.29)	(0.45)	(0.15)

Net asset value, end of period	$14.32	$12.93	$12.78

Total returnA	13.04%	4.73%	5.99	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,482	$401	$46
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.69%	1.48%	0.68	%C
Expenses, net of reimbursements	0.69%	0.70%	0.68	%C
Net investment income, before reimbursements	2.08%	1.55%	2.54	%C
Net investment income, net of reimbursements	2.08%	2.34%	2.54	%C
Portfolio turnover rate	58%	47%	40	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not Annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Balanced Fund-A Class
	Year ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$12.06	$11.94	$11.50

Income from investment operations:
Net investment income	0.33	0.38	0.02
Net gains (losses) on securities (both realized and unrealized)	1.17	0.14	0.43

Total income (loss) from investment operations	1.50	0.52	0.45

Less distributions:
Dividends from net investment income	(0.40)	(0.40)	(0.01)
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.40)	(0.40)	(0.01)

Net asset value, end of period	$13.16	$12.06	$11.94

Total returnA	12.65%	4.37%	3.90	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,127	$588	$47
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.13%	1.59%	1.08	%C
Expenses, net of reimbursements	1.09%	1.10%	1.08	%C
Net investment income, before reimbursements	1.62%	1.47%	1.51	%C
Net investment income, net of reimbursements	1.66%	1.95%	1.51	%C
Portfolio turnover rate	58%	47%	40	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not Annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Balanced Fund-C Class
	Year ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$12.13	$11.92	$11.32

Income from investment operations:
Net investment income	0.15	0.20	0.01
Net gains (losses) on securities (both realized and unrealized)	1.29	0.22	0.59

Total income (loss) from investment operations	1.44	0.42	0.60

Less distributions:
Dividends from net investment income	(0.24)	(0.21)	0.00
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.24)	(0.21)	0.00

Net asset value, end of period	$13.33	$12.13	$11.92

Total returnA	11.86%	3.56%	5.33	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,579	$922	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.85%	2.34%	2.14	%C
Expenses, net of reimbursements	1.83%	1.82%	1.86	%C
Net investment income, before reimbursements	0.88%	0.66%	0.20	%C
Net investment income, net of reimbursements	0.90%	1.18%	0.48	%C
Portfolio turnover rate	58%	47%	40	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not Annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Large Cap Value Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011C	2010	2009	2008
Net asset value, beginning of period	$18.99	$18.56	$16.32	$15.01	$26.03

Income from investment operations:
Net investment incomeA	0.45	0.39	0.32	0.35	0.51
Net gains (losses) on securities (both realized and unrealized)	2.60	0.30	2.22	1.40	(10.41)

Total income (loss) from investment operations	3.05	0.69	2.54	1.75	(9.90)

Less distributions:
Dividends from net investment income	(0.46)	(0.26)	(0.30)	(0.44)	(0.41)
Distributions from net realized gains on securities	—	—	—	—	(0.71)

Total distributions	(0.46)	(0.26)	(0.30)	(0.44)	(1.12)

Net asset value, end of period	$21.58	$18.99	$18.56	$16.32	$15.01

Total returnB	16.48%	3.69%	15.68%	12.41%	(39.59)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,914,173	$3,380,918	$3,366,011	$2,221,162	$2,038,539
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.59%	0.58%	0.59%	0.61%	0.58%
Expenses, net of reimbursements	0.59%	0.58%	0.59%	0.61%	0.58%
Net investment income (loss), before reimbursements	2.23%	1.96%	1.73%	2.36%	2.19%
Net investment income, net of reimbursements	2.23%	1.96%	1.73%	2.36%	2.19%
Portfolio turnover rate	30%	90%	28%	27%	28%

A
For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

	Large Cap Value Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011C	2010	2009	2008
Net asset value, beginning of period	$17.99	$17.61	$15.51	$14.29	$24.83

Income from investment operations:
Net investment incomeA	0.36	0.30	0.23	0.28	0.41
Net gains (losses) on securities (both realized and unrealized)	2.47	0.29	2.12	1.34	(9.88)

Total income (loss) from investment operations	2.83	0.59	2.35	1.62	(9.47)

Less distributions:
Dividends from net investment income	(0.39)	(0.21)	(0.25)	(0.40)	(0.36)
Distributions from net realized gains on securities	—	—	—	—	(0.71)

Total distributions	(0.39)	(0.21)	(0.25)	(0.40)	(1.07)

Net asset value, end of period	$20.43	$17.99	$17.61	$15.51	$14.29

Total returnB	16.05%	3.30%	15.27%	11.99%	(39.72)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,635,333	$3,761,691	$4,140,584	$3,798,632	$3,594,565
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.96%	0.95%	0.96%	0.93%	0.83%
Expenses, net of reimbursements	0.96%	0.95%	0.96%	0.93%	0.83%
Net investment income (loss), before reimbursements	1.89%	1.59%	1.36%	2.05%	1.94%
Net investment income, net of reimbursements	1.89%	1.59%	1.36%	2.05%	1.94%
Portfolio turnover rate	30%	90%	28%	27%	28%

A
For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

	Large Cap Value Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011C	2010	2009	2008
Net asset value, beginning of period	$17.83	$17.47	$15.39	$14.19	$24.70

Income from investment operations:
Net investment incomeA	0.31	0.27	0.21	0.26	0.32
Net gains (losses) on securities (both realized and unrealized)	2.48	0.28	2.10	1.32	(9.79)

Total income (loss) from investment operations	2.79	0.55	2.31	1.58	(9.47)

Less distributions:
Dividends from net investment income	(0.37)	(0.19)	(0.23)	(0.38)	(0.33)
Distributions from net realized gains on securities	—	—	—	—	(0.71)

Total distributions	(0.37)	(0.19)	(0.23)	(0.38)	(1.04)

Net asset value, end of period	$20.25	$17.83	$17.47	$15.39	$14.19

Total returnB	15.96%	3.11%	15.14%	11.81%	(39.87)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$103,629	$129,739	$128,080	$114,945	$99,416
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.08%	1.08%	1.10%	1.12%	1.08%
Expenses, net of reimbursements	1.08%	1.08%	1.10%	1.10%	1.08%
Net investment income (loss), before reimbursements	1.78%	1.46%	1.23%	1.84%	1.69%
Net investment income, net of reimbursements	1.78%	1.46%	1.23%	1.86%	1.69%
Portfolio turnover rate	30%	90%	28%	27%	28%

A
For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

	Large Cap Value Fund- Retirement Class
	Year ended October 31,			May 1 to October 31,
For a share outstanding throughout the period:	2012	2011F	2010	2009
Net asset value, beginning of period	$17.74	$17.32	$15.36	$12.66

Income from investment operations:
Net investment incomeA	0.28	0.20	0.18	0.08
Net gains (losses) on securities (both realized and unrealized)	2.42	0.30	2.07	2.62

Total income (loss) from investment operations	2.70	0.50	2.25	2.70

Less distributions:
Dividends from net investment income	(0.37)	(0.08)	(0.29)	—
Distributions from net realized gains on securities	—	—	—	—

Total distributions	(0.37)	(0.08)	(0.29)	—

Net asset value, end of period	$20.07	$17.74	$17.32	$15.36

Total returnB	15.57%	2.86%	14.78%	21.33	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,230	$1,019	$2	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.42%	1.39%	1.37%	1.37	%E
Expenses, net of reimbursements	1.42%	1.39%	1.37%	1.37	%E
Net investment income (loss), before reimbursements	1.19%	1.06%	0.95%	1.15	%E
Net investment income, net of reimbursements	1.19%	1.06%	0.95%	1.15	%E
Portfolio turnover rate	30%	90%	28%	27	%C

A
For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

D	Not annualized.

E	Annualized.

F	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

	Large Cap Value Fund-Y Class
	Year ended October 31,			August 3 to October 31,
For a share outstanding throughout the period:	2012	2011F	2010	2009
Net asset value, beginning of period	$18.92	$18.49	$16.32	$15.59

Income from investment operations:
Net investment incomeA	0.53	0.37	0.29	0.06
Net gains (losses) on securities (both realized and unrealized)	2.50	0.30	2.22	0.67

Total income (loss) from investment operations	3.03	0.67	2.51	0.73

Less distributions:
Dividends from net investment income	(0.48)	(0.24)	(0.34)	—
Distributions from net realized gains on securities	—	—	—	—

Total distributions	(0.48)	(0.24)	(0.34)	—

Net asset value, end of period	$21.47	$18.92	$18.49	$16.32

Total returnB	16.43%	3.58%	15.50%	4.68	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$88,509	$134,968	$2,123	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.69%	0.69%	0.70%	0.68	%E
Expenses, net of reimbursements	0.69%	0.69%	0.70%	0.68	%E
Net investment income (loss), before reimbursements	2.12%	1.88%	1.51%	1.58	%E
Net investment income, net of reimbursements	2.12%	1.88%	1.51%	1.58	%E
Portfolio turnover rate	30%	90%	28%	27	%C

A
For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

D	Not annualized.

E	Annualized.

F	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

	Large Cap Value Fund- A Class
	Year ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011F	2010
Net asset value, beginning of period	$18.01	$17.61	$16.93

Income from investment operations:
Net investment incomeA	0.36	0.24	0.03
Net gains (losses) on securities (both realized and unrealized)	2.44	0.31	0.65

Total income (loss) from investment operations	2.80	0.55	0.68

Less distributions:
Dividends from net investment income	(0.40)	(0.15)	—
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.40)	(0.15)	—

Net asset value, end of period	$20.41	$18.01	$17.61

Total returnB	15.91%	3.12%	4.02	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$6,222	$3,942	$814
Ratios to average net assets (annualized):
Expenses, net of reimbursements	1.12%	1.16%	1.06	%D
Expenses, before reimbursements	1.12%	1.16%	1.06	%D
Net investment income (loss), before reimbursements	1.66%	1.37%	1.09	%D
Net investment income, net of reimbursements	1.66%	1.37%	1.09	%D
Portfolio turnover rate	30%	90%	28	%E

A
For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not annualized.

D	Annualized.

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

F	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

	Large Cap Value Fund- C Class
	Year ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011F	2010
Net asset value, beginning of period	$17.95	$17.58	$16.17

Income from investment operations:
Net investment incomeA	0.22	0.10	(0.01)
Net gains (losses) on securities (both realized and unrealized)	2.42	0.32	1.42

Total income (loss) from investment operations	2.64	0.42	1.41

Less distributions:
Dividends from net investment income	(0.30)	(0.05)	—
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.30)	(0.05)	—

Net asset value, end of period	$20.29	$17.95	$17.58

Total returnB	14.97%	2.36%	8.72	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,468	$1,329	$38
Ratios to average net assets (annualized):
Expenses, net of reimbursements	1.88%	2.54%	2.14	%D
Expenses, before reimbursements	1.87%	1.84%	1.87	%D
Net investment income (loss), before reimbursements	0.89%	(0.01)%	(0.76	)%D
Net investment income, net of reimbursements	0.89%	0.68%	(0.50	)%D
Portfolio turnover rate	30%	90%	28	%E

A
For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not annualized.

D	Annualized.

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

F	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

	Mid-Cap Value Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011A	2010	2009	2008
Net asset value, beginning of period	$9.73	$9.27	$7.57	$5.94	$11.01

Income from investment operations:
Net investment income	0.14	0.09	0.08	0.10	0.16
Net gains (losses) on securities (both realized and unrealized)	1.21	0.48	1.67	1.65	(4.31)

Total income (loss) from investment operations	1.35	0.57	1.75	1.75	(4.15)

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.05)	(0.12)	(0.16)
Distributions from net realized gains on securities	—	—	—	—	(0.76)

Total distributions	(0.13)	(0.11)	(0.05)	(0.12)	(0.92)

Redemption fees added to beneficial interestsB	—	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.95	$9.73	$9.27	$7.57	$5.94

Total return,C,D	14.07%	6.08%	23.19%	30.24%	(40.86)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$34,208	$33,441	$2,778	$2,197	$2,256
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.06%	1.10%	1.06%	1.13%	1.16%
Expenses, net of reimbursements	0.98%	0.97%	0.98%	0.98%	0.98%
Net investment income (loss), before reimbursements	1.17%	0.91%	0.90%	1.14%	1.33%
Net investment income, net of reimbursements	1.25%	1.04%	0.99%	1.29%	1.51%
Portfolio turnover rate	87%	107%	40%	42%	28%

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.

B	Amounts represent less than $0.01 per share.

C       May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Mid-Cap Value Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011A		2010	2009	2008
Net asset value, beginning of period	$9.71	$9.20		$7.54	$5.92	$10.96

Income from investment operations:
Net investment income (loss)	0.34	(0.03	)B	0.06	0.07	0.14
Net gains (losses) on securities (both realized and unrealized)	1.00	0.63		1.65	1.66	(4.31)

Total income (loss) from investment operations	1.34	0.60		1.71	1.73	(4.17)

Less distributions:
Dividends from net investment income	(0.07)	(0.09)		(0.05)	(0.11)	(0.11)
Distributions from net realized gains on securities	—	—		—	—	(0.76)

Total distributions	(0.07)	(0.09)		(0.05)	(0.11)	(0.87)

Redemption fees added to beneficial interestsC	—	0.00		0.00	0.00	0.00

Net asset value, end of period	$10.98	$9.71		$9.20	$7.54	$5.92

Total return,D,E	13.84%	6.49%		22.77%	29.93%	(41.04)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,157	$1,812		$35,223	$23,369	$16,550
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.44%	1.32%		1.27%	1.34%	1.32%
Expenses, net of reimbursements	1.23%	1.23%		1.23%	1.23%	1.23%
Net investment income (loss), before reimbursements	0.75%	1.33%		0.70%	0.87%	1.18%
Net investment income, net of reimbursements	0.96%	1.42%		0.75%	0.98%	1.27%
Portfolio turnover rate	87%	107%		40%	42%	28%

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.

B	Based on average shares outstanding.

C	Amounts represent less than $0.01 per share.

D
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Mid-Cap Value Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011A	2010	2009	2008
Net asset value, beginning of period	$9.56	$9.12	$7.49	$5.87	$10.94

Income from investment operations:
Net investment income	0.05	0.07	0.07	0.15	0.10
Net gains (losses) on securities (both realized and unrealized)	1.23	0.45	1.61	1.60	(4.27)

Total income (loss) from investment operations	1.28	0.52	1.68	1.75	(4.17)

Less distributions:
Dividends from net investment income	(0.03)	(0.08)	(0.05)	(0.13)	(0.14)
Distributions from net realized gains on securities	—	—	—	—	(0.76)

Total distributions	(0.03)	(0.08)	(0.05)	(0.13)	(0.90)

Redemption fees added to beneficial interestsB	—	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.81	$9.56	$9.12	$7.49	$5.87

Total return,C,D	13.44%	5.65%	22.53%	30.64%	(41.28)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$465	$37	$78	$7	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.99%	1.98%	1.55%	1.58%	2.04%
Expenses, net of reimbursements	1.48%	1.49%	1.44%	1.50%	1.50%
Net investment income (loss), before reimbursements	0.10%	0.21%	0.36%	0.14%	0.48%
Net investment income, net of reimbursements	0.61%	0.69%	0.47%	0.22%	1.02%
Portfolio turnover rate	87%	107%	40%	42%	28%

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.

B	Amounts represent less than $0.01 per share.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D     Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Mid-Cap Value Fund-Y Class
	Year Ended October 31,		March 1 to October 31,
For a share outstanding throughout the period:	2012	2011A	2010
Net asset value, beginning of period	$9.72	$9.27	$8.48

Income from investment operations:
Net investment income (loss)	0.13	0.08	0.06
Net gains (losses) on securities (both realized and unrealized)	1.21	0.48	0.73

Total income (loss) from investment operations	1.34	0.56	0.79

Less distributions:
Dividends from net investment income	(0.14)	(0.11)	—
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.14)	(0.11)	—

Redemption fees added to beneficial interestsB	—	0.00	0.00

Net asset value, end of period	$10.92	$9.72	$9.27

Total returnC,D	13.97%	5.98%	9.32	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$516	$52	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.28%	11.62%	1.05	%F
Expenses, net of reimbursements	1.06%	1.06%	1.01	%F
Net investment income (loss), before reimbursements	0.82%	(9.44)%	0.93	%F
Net investment income net of reimbursements	1.03%	1.12%	0.97	%F
Portfolio turnover rate	87%	107%	40	%G

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.

B	Amounts represent less than $0.01 per share.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Not Annualized.

F	Annualized.

G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Mid-Cap Value Fund- A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011A	2010
Net asset value, beginning of period	$9.61	$9.18	$9.00

Income from investment operations:
Net investment income (loss)	0.09	0.11	0.01
Net gains (losses) on securities (both realized and unrealized)	1.20	0.40	0.17

Total income (loss) from investment operations	1.29	0.51	0.18

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	—
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.08)	(0.08)	—

Redemption fees added to beneficial interestsB	—	0.00	0.00

Net asset value, end of period	$10.82	$9.61	$9.18

Total return,C,D	13.56%	5.49%	2.00	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$264	$101	$18
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.61%	3.44%	1.51	%F
Expenses, net of reimbursements	1.49%	1.48%	1.48	%F
Net investment income (loss), before reimbursements	0.56%	(1.36)%	0.44	%F
Net investment income net of reimbursements	0.68%	0.60%	0.47	%F
Portfolio turnover rate	87%	107%	40	%G

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.

B	Amounts represent less than $0.01 per share

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Not Annualized

F	Annualized.

G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Mid-Cap Value Fund- C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011A	2010
Net asset value, beginning of period	$9.56	$9.18	$8.30

Income from investment operations:
Net investment income (loss)	0.06	0.05	(0.01)
Net gains (losses) on securities (both realized and unrealized)	1.15	0.38	0.89

Total income (loss) from investment operations	1.21	0.43	0.88

Less distributions:
Dividends from net investment income	(0.07)	(0.05)	—
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.07)	(0.05)	—

Redemption fees added to beneficial interestsB	—	0.00	0.00

Net asset value, end of period	$10.70	$9.56	$9.18

Total returnC,D	12.75%	4.64%	10.60	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$254	$22	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.46%	19.14%	3.20	%F
Expenses, net of reimbursements	2.22%	2.24%	2.24	%F
Net investment income (loss), before reimbursements	(0.40)%	(16.96)%	(1.32	)%F
Net investment income net of reimbursements	(0.15)%	(0.06)%	(0.36	)%F
Portfolio turnover rate	87%	107%	40	%G

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.

B	Amounts represent less than $0.01 per share

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Not Annualized

F	Annualized.

G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Small Cap Value Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.75	$17.84	$14.39	$12.53	$22.10

Income from investment operations:
Net investment income (loss)	0.17	0.08	0.08	0.10	0.25
Net gains (losses) on securities (both realized and unrealized)	2.20	0.92	3.46	1.96	(7.13)

Total income (loss) from investment operations	2.37	1.00	3.54	2.06	(6.88)

Less distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.09)	(0.20)	(0.22)
Distributions from net realized gains on securities	—	—	—	—	(2.47)

Total distributions	(0.08)	(0.09)	(0.09)	(0.20)	(2.69)

Net asset value, end of period	$21.04	$18.75	$17.84	$14.39	$12.53

Total returnA,B	12.71%	5.57%	24.71%	16.97%	(34.84)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,189,761	$1,843,285	$1,470,084	$1,040,805	$826,232
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.82%	0.82%	0.81%	0.84%	0.81%
Expenses, net of reimbursements	0.82%	0.82%	0.81%	0.84%	0.81%
Net investment income (loss), before reimbursements	0.87%	0.47%	0.52%	0.87%	1.36%
Net investment income (loss), net of reimbursements	0.87%	0.47%	0.52%	0.87%	1.36%
Portfolio turnover rate	51%	59%	59%	61%	62%

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Small Cap Value Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.23	$17.40	$14.05	$12.22	$21.62

Income from investment operations:
Net investment income	0.11	0.02	0.03	0.08	0.20
Net gains (losses) on securities (both realized and unrealized)	2.13	0.88	3.37	1.91	(6.97)

Total income (loss) from investment operations	2.24	0.90	3.40	1.99	(6.77)

Less distributions:
Dividends from net investment income	0.00	(0.07)	(0.05)	(0.16)	(0.16)
Distributions from net realized gains on securities	—	—	—	—	(2.47)

Total distributions	0.00	(0.07)	(0.05)	(0.16)	(2.63)

Net asset value, end of period	$20.47	$18.23	$17.40	$14.05	$12.22

Total returnA,B	12.31%	5.20%	24.21%	16.59%	(35.04)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$748,550	$843,400	$911,737	$719,239	$699,670
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.18%	1.17%	1.18%	1.15%	1.06%
Expenses, net of reimbursements	1.18%	1.17%	1.18%	1.15%	1.06%
Net investment income (loss), before reimbursements	0.51%	0.12%	0.17%	0.59%	1.12%
Net investment income (loss), net of reimbursements	0.51%	0.12%	0.17%	0.59%	1.12%
Portfolio turnover rate	51%	59%	59%	61%	62%

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Small Cap Value Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.15	$17.33	$13.97	$12.13	$21.46

Income from investment operations:
Net investment income	0.06	(0.01)	0.01	0.06	0.16
Net gains (losses) on securities (both realized and unrealized)	2.14	0.89	3.35	1.90	(6.93)

Total income (loss) from investment operations	2.20	0.88	3.36	1.96	(6.77)

Less distributions:
Dividends from net investment income	—	(0.06)	—	(0.12)	(0.09)
Distributions from net realized gains on securities	—	—	—	—	(2.47)

Total distributions	—	(0.06)	—	(0.12)	(2.56)

Net asset value, end of period	$20.35	$18.15	$17.33	$13.97	$12.13

Total returnA,B	12.12%	5.07%	24.05%	16.41%	(35.19)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$44,731	$33,032	$32,295	$28,333	$33,479
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.32%	1.32%	1.32%	1.34%	1.31%
Expenses, net of reimbursements	1.32%	1.32%	1.32%	1.31%	1.31%
Net investment income (loss), before reimbursements	0.35%	(0.02)%	0.03%	0.44%	0.86%
Net investment income (loss), net of reimbursements	0.35%	(0.02)%	0.03%	0.48%	0.86%
Portfolio turnover rate	51%	59%	59%	61%	62%

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Small Cap Value Fund-Retirement Class
	Year Ended October 31,			May 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009
Net asset value, beginning of period	$18.01	$17.23	$13.95	$11.58

Income from investment operations:
Net investment income (loss)	0.06	0.02	0.04	(0.02)
Net gains (losses) on securities (both realized and unrealized)	2.05	0.81	3.28	2.39

Total income (loss) from investment operations	2.11	0.83	3.32	2.37

Less distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.04)	—
Distributions from net realized gains on securities	—	—	—	—

Total distributions	(0.07)	(0.05)	(0.04)	—

Net asset value, end of period	$20.05	$18.01	$17.23	$13.95

Total returnA,B	11.77%	4.79%	23.82%	20.47	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$6,366	$1,817	$360	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.63%	1.62%	1.54%	1.53	%C
Expenses, net of reimbursements	1.63%	1.62%	1.54%	1.53	%C
Net investment income (loss), before reimbursements	0.02%	(0.35)%	(0.20)%	(0.28	)%C
Net investment income (loss), net of reimbursements	0.02%	(0.35)%	(0.20%	(0.28	)%C
Portfolio turnover rate	51%	59%	59%	61	%D

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

E	Not annualized.

	Small Cap Value Fund-Y Class
	Year Ended October 31,			August 3 to October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009
Net asset value, beginning of period	$18.66	$17.76	$14.37	$14.03

Income from investment operations:
Net investment income (loss)	0.15	0.06	0.14	0.00
Net gains (losses) on securities (both realized and unrealized)	2.19	0.92	3.36	0.34

Total income (loss) from investment operations	2.34	0.98	3.50	0.34

Less distributions:
Dividends from net investment income	(0.11)	(0.08)	(0.11)	—
Distributions from net realized gains on securities	—	—	—	—

Total distributions	(0.11)	(0.08)	(0.11)	—

Net asset value, end of period	$20.89	$18.66	$17.76	$14.37

Total returnA,B	12.58%	5.49%	24.44%	2.42	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$38,982	$29,234	$931	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.91%	0.94%	0.91%	1.11	%C
Expenses, net of reimbursements	0.91%	0.94%	0.91%	1.11	%C
Net investment income (loss), before reimbursements	0.77%	0.30%	0.39%	0.03	%C
Net investment income (loss), net of reimbursements	0.77%	0.30%	0.39%	0.03	%C
Portfolio turnover rate	51%	59%	59%	61	%D

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

E	Not annualized.

	Small Cap Value Fund- A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$18.19	$17.39	$17.33

Income from investment operations:
Net investment income (loss)	0.08	0.03	0.00
Net gains (losses) on securities (both realized and unrealized)	2.12	0.83	0.06

Total income (loss) from investment operations	2.20	0.86	0.06

Less distributions:
Dividends from net investment income	(0.04)	(0.06)	—
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.04)	(0.06)	—

Net asset value, end of period	$20.35	$18.19	$17.39

Total returnA,B	12.11%	4.92%	0.35	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,064	$1,822	$18
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.44%	1.57%	1.28	%C
Expenses, net of reimbursements	1.34%	1.57%	1.28	%C
Net investment income (loss), before reimbursements	0.21%	(0.32)%	0.01	%C
Net investment income (loss), net of reimbursements	0.32%	(0.32)%	0.01	%C
Portfolio turnover rate	51%	59%	59	%D

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

E	Not annualized.

	Small Cap Value Fund- C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$18.04	$17.37	$15.62

Income from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	2.06	0.74	1.76

Total income (loss) from investment operations	2.03	0.70	1.75

Less distributions:
Dividends from net investment income	—	(0.03)	—
Distributions from net realized gains on securities	—	—	—

Total distributions	—	(0.03)	—

Net asset value, end of period	$20.07	$18.04	$17.37

Total returnA,B	11.25%	4.06%	11.20	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,330	$1,106	$6
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.21%	2.60%	2.69	%C
Expenses, net of reimbursements	2.10%	2.60%	2.10	%C
Net investment income (loss), before reimbursements	(0.54)%	(1.36)%	(1.86	)%C
Net investment income (loss), net of reimbursements	(0.43)%	(1.36)%	(1.28	)%C
Portfolio turnover rate	51%	59%	59	%D

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

E	Not annualized.

	Small Cap Value II Fund-
	Y Class		Investor Class
	November 15, 2011 to October 31,		November 15, 2011 to October 31,
For a share outstanding throughout the period:	2012D		2012D
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income (loss)	0.04		0.01
Net gains (losses) on securities (both realized and unrealized)	0.67		0.67

Total income (loss) from investment operations	0.71		0.68

Less distributions:
Dividends from net investment income	(0.01)		(0.01)
Distributions from net realized gains on securities	—		—

Total distributions	(0.01)		(0.01)

Net asset value, end of period	$10.70		$10.67

Total returnA,B	7.10	%C	6.82	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,693		$1,640
Ratios to average net assets (annualized):
Expenses, before reimbursementsE	4.44%		4.80%
Expenses, net of reimbursementsE	1.06%		1.33%
Net investment income (loss), before reimbursementsE	(3.03)%		(3.39)%
Net investment income (loss), net of reimbursementsE	0.35%		0.08%
Portfolio turnover rateF	82%		82%

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not annualized.

D	November 15, 2011 is the inception date of the Small Cap Value II Fund.

E	Annualized.

F	Portfolio turnover rate is for the period from November 15, 2011 through October 31, 2012.

	International Equity Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$15.27	$16.67	$15.51	$13.13		$27.32

Income from investment operations:
Net investment income	0.41	0.46	0.35	0.54		0.77
Net gains (losses) on securities (both realized and unrealized)	0.92	(1.41)	1.30	2.78		(11.60)

Total income (loss) from investment operations	1.33)	(0.95)	1.65	3.32		(10.83)

Less distributions:
Dividends from net investment income	(0.55)	(0.45)	(0.49)	(0.61)		(0.70)
Distributions from net realized gains on securities	—	—	—	(0.33)		(2.66)

Total distributions	(0.55)	(0.45)	(0.49)	(0.94)		(3.36)

Redemption fees added to beneficial interest	—	—	—	0.00	A	0.00	A

Net asset value, end of period	$16.05	$15.27	$16.67	$15.51		$13.13

Total returnA,B	9.25%	(5.89)%	10.81%	27.44%		(44.81)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$608,256	$512,093	$527,718	$489,837		$567,414
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.72%	0.70%	0.71%	0.73%		0.66%
Expenses, net of reimbursements	0.72%	0.70%	0.71%	0.73%		0.66%
Net investment income (loss), before reimbursements	2.85%	2.90%	2.21%	2.76%		2.91%
Net investment income, net of reimbursements	2.85%	2.90%	2.21%	2.76%		2.91%
Portfolio turnover rate	60%	33%	38%	41%		31%

A	Amounts represent less than $0.01 per share.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	International Equity Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$15.11	$16.42	$15.30	$12.95		$26.99

Income from investment operations:
Net investment incomeA	0.38	0.44	0.29	0.37		0.66
Net gains (losses) on securities (both realized and unrealized)	0.87	(1.44)	1.27	2.87		(11.41)

Total income (loss) from investment operations	1.25	(1.00)	1.56	3.24		(10.75)

Less distributions:
Dividends from net investment income	(0.48)	(0.31)	(0.44)	(0.56)		(0.63)
Distributions from net realized gains on securities	—	—	—	(0.33)		(2.66)

Total distributions	(0.48)	(0.31)	(0.44)	(0.89)		(3.29)

Redemption fees added to beneficial interest	—	—	—	0.00	A	0.00	A

Net asset value, end of period	$15.88	$15.11	$16.42	$15.30		$12.95

Total returnB,C	8.77%	(6.21)%	10.36%	27.08%		(44.96)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$453,142	$386,560	$463,704	$445,596		$426,473
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.09%	1.07%	1.07%	1.05%		0.92%
Expenses, net of reimbursements	1.09%	1.07%	1.07%	1.05%		0.92%
Net investment income (loss), before reimbursements	2.50%	2.55%	1.83%	2.45%		2.82%
Net investment income, net of reimbursements	2.50%	2.55%	1.83%	2.45%		2.82%
Portfolio turnover rate	60%	33%	38%	41%		31%

A	Amounts represent less than $0.01 per share

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	International Equity Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$15.52	$16.74	$15.20	$12.86		$26.83

Income from investment operations:
Net investment income (loss)	0.09	0.07	0.89	0.31		0.62
Net gains (losses) on securities (both realized and unrealized)	1.18	(1.12)	0.65	2.86		(11.35)

Total income (loss) from investment operations	1.27	(1.05)	1.54	3.17		(10.73)

Less distributions:
Dividends from net investment income	(0.43)	(0.17)	—	(0.50)		(0.58)
Distributions from net realized gains on securities	—	—	—	(0.33)		(2.66)

Total distributions	(0.43)	(0.17)	—	(0.83)		(3.24)

Redemption fees added to beneficial interest	—	—	—	0.00	A	0.00	A

Net asset value, end of period	$16.36	$15.52	$16.74	$15.20		$12.86

Total returnB,C	8.59%	(6.35)%	10.13%	26.58%		(45.10)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,397	$1,015	$746	$1,722		$1,546
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.31%	1.24%	1.26%	1.45%		1.19%
Expenses, net of reimbursements	1.31%	1.24%	1.26%	1.44%		1.19%
Net investment income (loss), before reimbursements	2.18%	2.52%	1.64%	2.25%		2.36%
Net investment income, net of reimbursements	2.18%	2.52%	1.64%	2.26%		2.36%
Portfolio turnover rate	60%	33%	38%	41%		31%

A	Amounts represent less than $0.01 per share.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	International Equity Fund-Y Class
	Year Ended October 31,			August 3 to October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009
Net asset value, beginning of period	$15.82	$17.17	$15.52	$14.89

Income from investment operations:
Net investment income	0.41	0.49	0.04	0.04
Net gains (losses) on securities (both realized and unrealized)	0.95	(1.50)	1.61	0.59

Total income (loss) from investment operations	1.36	(1.01)	1.65	0.63

Less distributions:
Dividends from net investment income	(0.53)	(0.34)	—	—
Distributions from net realized gains on securities	—	—	—	—

Total distributions	(0.53)	(0.34)	—	—

Redemption fees added to beneficial interest	—	—	—	0.00	A

Net asset value, end of period	$16.65	$15.82	$17.17	$15.52

Total returnB,C	9.15%	(6.00)%	10.63%	4.23	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,512	$720	$245	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.80%	0.81%	0.81%	0.69	%E
Expenses, net of reimbursements	0.80%	0.81%	0.81%	0.69	%E
Net investment income (loss), before reimbursements	2.74%	3.00%	1.44%	1.00	%E
Net investment income, net of reimbursements	2.74%	3.00%	1.44%	1.00	%E
Portfolio turnover rate	60%	33%	38%	41	%F

A	Amounts represent less than $0.01 per share.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

D	Not annualized.

E	Annualized.

F	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

	International Equity Fund- Retirement Class
	Year Ended October 31,			May 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009
Net asset value, beginning of period	$15.44	$16.71	$15.20	$11.78

Income from investment operations:
Net investment income	(0.45)	0.39	0.22	0.12
Net gains (losses) on securities (both realized and unrealized)	1.76	(1.44)	1.29	3.30

Total income (loss) from investment operations	1.31	(1.05)	1.51	3.42

Less distributions:
Dividends from net investment income	—	(0.22)	—	—
Distributions from net realized gains on securities	—	—	—	—

Total distributions	—	(0.22)	—	—

Redemption fees added to beneficial interest	—	—	—	0.00	A

Net asset value, end of period	$16.75	$15.44	$16.71	$15.20

Total return,B,C	8.48%	(6.37)%	9.93%	29.03	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$52	$1	$1	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	6.40%	3.43%	1.66%	1.48	%E
Expenses, net of reimbursements	1.24%	1.30%	1.47%	1.48	%E
Net investment income (loss), before reimbursements	(3.06)%	0.17%	1.25%	1.72	%E
Net investment income, net of reimbursements	2.10%	2.30%	1.44%	1.72	%E
Portfolio turnover rate	60%	33%	38%	41	%F

Amounts represent less than $0.01 per share.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

D	Not Annualized.

E	Annualized.

F	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

	International Equity Fund- A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$15.33	$16.40	$14.14

Income from investment operations:
Net investment income (loss)	0.48	0.12	0.03
Net gains (losses) on securities (both realized and unrealized)	0.76	(1.14)	2.23

Total income (loss) from investment operations	1.24	(1.02)	2.26

Less distributions:
Dividends from net investment income	(0.55)	(0.05)	—
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.55)	(0.05)	—

Redemption fees added to beneficial interest	—	—	—

Net asset value, end of period	$16.02	$15.33	$16.40

Total returnA,B	8.62%	(6.26)%	15.98	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,255	$461	$4
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.29%	2.24%	1.26	%D
Expenses, net of reimbursements	1.26%	1.22%	1.25	%D
Net investment income (loss), before reimbursements	2.03%	1.03%	0.96	%D
Net investment income, net of reimbursements	2.07%	2.05%	0.98	%D
Portfolio turnover rate	60%	33%	38	%E

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not Annualized.

D	Annualized.

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	International Equity Fund- C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$15.21	$16.39	$14.82

Income from investment operations:
Net investment income (loss)	0.40	0.07	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.71	(1.25)	1.58

Total income (loss) from investment operations	1.11	(1.18)	1.57

Less distributions:
Dividends from net investment income	(0.62)	—	—
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.62)	—	—

Redemption fees added to beneficial interest	—	—	—

Net asset value, end of period	$15.70	$15.21	$16.39

Total returnA,B	7.89%	(7.20)%	10.59	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$115	$76	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.12%	7.39%	2.60	%D
Expenses, net of reimbursements	1.98%	1.95%	1.99	%D
Net investment income (loss), before reimbursements	1.56%	(4.32)%	(0.81	)%D
Net investment income, net of reimbursements	1.70%	1.11%	(0.20	)%D
Portfolio turnover rate	60%	33%	38	%E

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not Annualized.

D	Annualized.

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Emerging Markets Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012		2011A		2010		2009	2008
Net asset value, beginning of period	$12.67		$14.55		$11.95		$9.00	$24.20

Income from investment operations:
Net investment income (loss)	0.12		0.16		0.13		0.05	0.23
Net gains (losses) on securities (both realized and unrealized)	0.11		(1.91)		2.63		4.42	(11.78)

Total income (loss) from investment operations	0.23		(1.75)		2.76		4.47	(11.55)

Less distributions:
Dividends from net investment income	(0.16)		(0.13)		(0.16)		(0.21)	(0.10)
Distributions from net realized gains on securities	(1.41)		—		—		(1.31)	(3.55)

Total distributions	(1.57)		(0.13)		(0.16)		(1.52)	(3.65)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	—	—

Net asset value, end of period	$11.33		$12.67		$14.55		$11.95	$9.00

Total return,C,D	3.05%		(12.18)%		23.36%		60.56%	(55.59)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$8,256		$8,523		$9,023		$9,494	$5,478
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.50%		1.55%		1.58%		1.66%	1.38%
Expenses, net of reimbursements	1.33%		1.24%		1.39%		1.66%	1.38%
Net investment income (loss), before reimbursements	0.87%		0.99%		0.58%		0.95%	1.35%
Net investment income (loss), net of reimbursements	1.04%		1.30%		0.77%		0.95%	1.35%
Portfolio turnover rate	44%		101%		64%		70%	82%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.

B	Amounts represent less than $0.01 per share.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable

	Emerging Markets Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012		2011A		2010		2009	2008
Net asset value, beginning of period	$12.44		$14.29		$11.77		$8.85	$23.91

Income from investment operations:
Net investment income (loss)	0.08		0.13		0.04		0.04	0. 17
Net gains (losses) on securities (both realized and unrealized)	0.12		(1.93)		2.63		4.35	(11.60)

Total income (loss) from investment operations	0.20		(1.80)		2.67		4.39	(11.43)

Less distributions:
Dividends from net investment income	(0.10)		(0.05)		(0.15)		(0.16)	(0.08)
Distributions from net realized gains on securities	(0.41)		—		—		(1.31)	(3.55)

Total distributions	(0.51)		(0.05)		(0.15)		(1.47)	(3.63)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	—	—

Net asset value, end of period	$11.33		$12.44		$14.29		$11.77	$8.85

Total returnC.D	2.72%		(12.65)%		22.85%		60.24%	(55.75)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$8,427		$9,030		$12,478		$10,208	$5,183
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.84%		1.84%		1.86%		1.96%	1.72%
Expenses, net of reimbursements	1.75%		1.70%		1.77%		1.96%	1.72%
Net investment income (loss), before reimbursements	0.56%		0.77%		0.29%		0.65%	1.00%
Net investment income (loss), net of reimbursements	0.65%		0.91%		0.37%		0.65%	1.00%
Portfolio turnover rate	44%		101%		64%		70%	82%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.

B	Amounts represent less than $0.01 per share.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable

	Emerging Markets Fund-Y Class
	Year Ended October 31,				March 1 to October 31,
For a share outstanding throughout the period:	2012		2011A		2010
Net asset value, beginning of period	$12.75		$14.53		$12.29

Income from investment operations:
Net investment income (loss)	0.06		0.13		0.04
Net gains (losses) on securities (both realized and unrealized)	0.16		(1.91)		2.20

Total income (loss) from investment operations	0.22		(1.78)		2.24

Less distributions:
Dividends from net investment income	(0.15)		—		—
Distributions from net realized gains on securities	(1.41)		—		—

Total distributions	(1.56)		—		—

Redemption fees added to beneficial interest	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$11.41		$12.75		$14.53

Total returnC,D	2.91%		(12.25)%		18.23	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,837		$5,296		$13
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.72%		1.68%		1.82	%F
Expenses, net of reimbursements	1.44%		1.33%		1.42	%F
Net investment income (loss), before reimbursements	(0.05)%		0.99%		0.40	%F
Net investment income (loss), net of reimbursements	0.23%		1.35%		0.79	%F
Portfolio turnover rate	44%		101%		64	%G

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.

B	Amounts represent less than $0.01 per share.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Not annualized.

F	Annualized.

G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Emerging Markets Fund-A Class
	Year Ended October 31,				May 17 to October 31,
For a share outstanding throughout the period:	2012		2011A		2010
Net asset value, beginning of period	$12.47		$14.27		$12.10

Income from investment operations:
Net investment income (loss)	0.10		0.06		0.02
Net gains (losses) on securities (both realized and unrealized)	0.09		(1.85)		2.15

Total income (loss) from investment operations	0.19		(1.79)		2.17

Less distributions:
Dividends from net investment income	(0.14)		(0.01)		—
Distributions from net realized gains on securities	(1.41)		—		—

Total distributions	(1.55)		(0.01)		—

Redemption fees added to beneficial interest	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$11.11		$12.47		$14.27

Total returnC,D	2.64%		(12.58)%		17.93	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$685		$433		$2
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.01%		2.97%		2.26	%F
Expenses, net of reimbursements	1.78%		1.46%		1.78	%F
Net investment income (loss), before reimbursements	0.46%		(0.10)%		(0.10	)%F
Net investment income (loss), net of reimbursements	0.69%		1.41%		0.39	%F
Portfolio turnover rate	44%		101%		64	%G

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.

B	Amounts represent less than $0.01 per share.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Not annualized.

F	Annualized.

G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Emerging Markets Fund-C Class
	Year Ended October 31,		Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012		2011A		2010
Net asset value, beginning of period	$12.38		$14.26		$12.89

Income from investment operations:
Net investment income (loss)	0.03		0.09		(0.02)
Net gains (losses) on securities (both realized and unrealized)	0.07		(1.97)		1.39

Total income (loss) from investment operations	0.10		(1.88)		1.37

Less distributions:
Dividends from net investment income	(0.02)		—		—
Distributions from net realized gains on securities	(1.41)		—		—

Total distributions	(1.43)		—		—

Redemption fees added to beneficial interest	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$11.05		$12.38		$14.26

Total returnB,C	1.83%		(13.18)%		10.63	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$5		$8		$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	3.74%		26.96%		4.49	%E
Expenses, net of reimbursements	2.52%		2.41%		2.54	%E
Net investment income (loss), before reimbursements	(1.19)%		(23.86)%		(2.91	)%E
Net investment income (loss), net of reimbursements	0.03%		0.69%		(0.96	)%E
Portfolio turnover rate	44%		101%		64	%F

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.

B	Amounts represent less than $0.01 per share.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Not annualized.

F	Annualized.

G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	High Yield Bond Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012		2011D		2010		2009	2008A
Net asset value, beginning of period	$8.68		$9.05		$8.42		$6.77	$10.11

Income from investment operations:
Net investment income	0.67		0.71		0.75		0.79	0.78
Net gains (losses) on securities (both realized and unrealized)	0.42		(0.37)		0.63		1.66	(3.34)

Total income (loss) from investment operations	1.09		0.34		1.38		2.45	(2.56)

Less distributions:
Dividends from net investment income	(0.67)		(0.71)		(0.75)		(0.80)	(0.78)
Distributions from net realized gains on securities	—		—		—		—	—

Total distributions	(0.67)		(0.71)		(0.75)		(0.80)	(0.78)

Redemption fees added to beneficial interestB	0.00	B	0.00	B	0.00	B	—	—

Net asset value, end of period	$9.10		$8.68		$9.05		$8.42	$6.77

Total returnC	13.12%		3.79%		17.17%		39.06%	(27.03)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$42,026		$41,093		$41,459		$47,254	$62,138
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.93%		0.88%		0.79%		0.79%	0.85%
Expenses, net of reimbursements	0.93%		0.88%		0.79%		0.79%	0.85%
Net investment income (loss), before waivers	7.61%		7.90%		8.69%		11.46%	8.38%
Net investment income, net of reimbursements	7.62%		7.90%		8.69%		11.46%	8.38%
Portfolio turnover rate	100%		149%		176%		212%	157%

A	On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.

B	Amounts represent less than $0.01 per share.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

D	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.

	High Yield Bond Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012		2011D		2010		2009	2008A
Net asset value, beginning of period	$8.68		$9.06		$8.42		$6.77	$10.11

Income from investment operations:
Net investment income	0.65		0.69		0.73		0.78	0.75
Net gains (losses) on securities (both realized and unrealized)	0.42		(0.38)		0.64		1.65	(3.34)

Total income (loss) from investment operations	1.07		0.31		1.37		2.43	(2.59)

Less distributions:
Dividends from net investment income	(0.65)		(0.69)		(0.73)		(0.78)	(0.75)
Distributions from net realized gains on securities	—		—		—		—	—

Total distributions	(0.65)		(0.69)		(0.73)		(0.78)	(0.75)

Redemption fees added to beneficial interestB	0.00	B	0.00	B	0.00	B	—	—

Net asset value, end of period	$9.10		$8.68		$9.06		$8.42	$6.77

Total returnC	12.86%		3.41%		17.00%		38.70%	(27.24)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$8,930		$7,560		$54,142		$90,736	$13,949
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.16%		1.09%		1.04%		1.01%	1.10%
Expenses, net of reimbursements	1.16%		1.09%		1.04%		1.01%	1.10%
Net investment income (loss), before reimbursements	7.37%		7.75%		8.48%		9.36%	8.06%
Net investment income, net of reimbursements	7.37%		7.75%		8.48%		9.36%	8.06%
Portfolio turnover rate	100%		149%		176%		212%	157%

A	On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.

B	Amounts represent less than $0.01 per share.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

D	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.

	High Yield Bond Fund-Y Class
	Year Ended October 31,				March 1 to October 31,
For a share outstanding throughout the period:	2012		2011		2010
Net asset value, beginning of period	$8.69		$9.06		$8.63

Income from investment operations:
Net investment income	0.64		0.68		0.50
Net gains (losses) on securities (both realized and unrealized)	0.43		(0.37)		0.43

Total income (loss) from investment operations	1.07		0.31		0.93

Less distributions:
Dividends from net investment income	(0.64)		(0.68)		(0.50)
Distributions from net realized gains on securities	—		—		—

Total distributions	(0.64)		(0.68)		(0.50)

Redemption fees added to beneficial interestA	0.00	A	0.00	A	0.00	A

Net asset value, end of period	$9.12		$8.69		$9.06

Total returnB	12.74%		3.36%		11.17	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$437		$11		$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.13%		27.02%		0.82	%D
Expenses, net of reimbursements	1.01%		1.61%		0.82	%D
Net investment income (loss), before reimbursements	7.08%		(18.29)%		8.53	%D
Net investment income, net of reimbursements	7.20%		7.11%		8.53	%D
Portfolio turnover rate	100%		149%		176	%E

A	Amounts represent less than $0.01 per share.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not Annualized.

D	Annualized

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

F	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.

	High Yield Bond Fund-A Class
	Year Ended October 31,				May 17 to October 31,
For a share outstanding throughout the period:	2012		2011F		2010
Net asset value, beginning of period	$8.69		$9.08		$8.67

Income from investment operations:
Net investment income	0.66		0.69		0.32
Net gains (losses) on securities (both realized and unrealized)	0.42		(0.39)		0.41

Total income (loss) from investment operations	1.08		0.30		0.73

Less distributions:
Dividends from net investment income	(0.66)		(0.69)		(0.32)
Distributions from net realized gains on securities	—		—		—

Total distributions	(0.66)		(0.69)		(0.32)

Redemption fees added to beneficial interestA	0.00	A	0.00	A	0.00	A

Net asset value, end of period	$9.11		$8.69		$9.08

Total returnB	12.88%		3.31%		8.66	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$678		$117		$40
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.46%		3.93%		1.30	%D
Expenses, net of reimbursements	1.11%		1.11%		1.12	%D
Net investment income (loss), before reimbursements	6.97%		4.74%		6.93	%D
Net investment income, net of reimbursements	7.32%		7.56%		7.11	%D
Portfolio turnover rate	100%		149%		176	%E

A	Amounts represent less than $0.01 per share.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not Annualized.

D	Annualized..

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

F	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.

	High Yield Bond Fund-C Class
	Year Ended October 31,				September 1 to October 31,
For a share outstanding throughout the period:	2012		2011F		2010
Net asset value, beginning of period	$8.67		$9.05		$8.68

Income from investment operations:
Net investment income	0.59		0.63		0.09
Net gains (losses) on securities (both realized and unrealized)	0.42		(0.39)		0.37

Total income (loss) from investment operations	1.01		0.24		0.46

Less distributions:
Dividends from net investment income	(0.59)		(0.62)		(0.09)
Distributions from net realized gains on securities	—		—		—

Total distributions	(0.59)		(0.62)		(0.09)

Redemption fees added to beneficial interestA	0.00	A	0.00	A	0.00	A

Net asset value, end of period	$9.09		$8.67		$9.05

Total returnB	12.06%		2.67%		5.31	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,262		$403		$37
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.16%		3.15%		2.29	%D
Expenses, net of reimbursements	1.86%		1.85%		1.87	%D
Net investment income (loss), before reimbursements	6.29%		5.53%		4.97	%D
Net investment income, net of reimbursements	6.60%		6.82%		5.40	%D
Portfolio turnover rate	100%		149%		176	%E

A	Amounts represent less than $0.01 per share.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not Annualized.

D	Annualized..

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

F	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.

	Retirement Income and Appreciation Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$10.84	$10.81	$10.25	$8.80		$10.50

Income from investment operations:
Net investment income	0.24	0.27	0.36	0.32		0.41
Net gains (losses) on securities (both realized and unrealized)	0.37	0.02	0.51	1.53		(1.39)

Total income (loss) from investment operations	0.61	0.29	0.87	1.85		(0.98)

Less distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.31)	(0.40)		(0.49)
Distributions from net realized gains on securities	(0.06)	—	—	—		(0.23)
Return of capital	—	—	—	—	A	—

Total distributions	(0.31)	(0.26)	(0.31)	(0.40)		(0.72)

Net asset value, end of period	$11.14	$10.84	$10.81	$10.25		$8.80

Total returnB,C	5.75%	2.71%	8.60%	21.50%		(10.02)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$163,713	$147,415	$126,022	$93,727		$100,469
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.12%	1.10%	1.08%	1.01%		0.92%
Expenses, net of reimbursements	1.12%	1.10%	1.08%	1.01%		0.92%
Net investment income, before reimbursements	1.98%	2.15%	2.79%	3.86%		3.64%
Net investment income, net of reimbursements	1.98%	2.15%	2.79%	3.86%		3.64%
Portfolio turnover rate	42%	54%	51%	53%		76%

A	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

	Retirement Income and Appreciation Fund-Y Class
	Year Ended October 31,			March 1 to October 31,
For a share outstanding throughout the period:	2012	2011		2010
Net asset value, beginning of period	$10.83	$10.80		$10.31

Income from investment operations:
Net investment income	0.28	0.26		0.20
Net gains (losses) on securities (both realized and unrealized)	0.37	0.05		0.49

Total income (loss) from investment operations	0.65	0.31		0.69

Less distributions:
Dividends from net investment income	(0.28)	(0.28)		(0.20)
Distributions from net realized gains on securities	(0.06)	—		—
Return of capital	—	—		—

Total distributions	(0.34)	(0.28)		(0.20)

Net asset value, end of period	$11.14	$10.83		$10.80

Total returnA,B	6.10%	2.96%	%	6.78	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,287	$539		$367
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.87%	1.80%	%	0.80	%D
Expenses, net of reimbursements	0.81%	0.84%	%	0.80	%D
Net investment income, before reimbursements	2.20%	1.45%	%	2.74	%D
Net investment income, net of reimbursements	2.26%	2.41%	%	2.74	%D
Portfolio turnover rate	42%	54%	%	51	%E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not Annualized..

D	Annualized..

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Retirement Income and Appreciation Fund-A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$10.85	$10.81	$10.37

Income from investment operations:
Net investment income	0.22	0.23	0.13
Net gains (losses) on securities (both realized and unrealized)	0.39	0.05	0.44

Total income (loss) from investment operations	0.61	0.28	0.57

Less distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.13)
Distributions from net realized gains on securities	(0.06)	—	—
Return of capital	—	—	—

Total distributions	(0.29)	(0.24)	(0.13)

Net asset value, end of period	$11.17	$10.85	$10.81

Total returnA,B	5.78%	2.61%	5.52	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,253	$770	$166
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.28%	2.00%	1.20	%D
Expenses, net of reimbursements	1.14%	1.15%	1.14	%D
Net investment income, before reimbursements	1.82%	1.21%	2.03	%D
Net investment income, net of reimbursements	1.95%	2.06%	2.10	%D
Portfolio turnover rate	42%	54%	51	%E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions..

C	Not Annualized.

D	. Annualized

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010

	Retirement Income and Appreciation Fund-C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$10.85	$10.82	$10.61

Income from investment operations:
Net investment income	0.13	0.15	0.03
Net gains (losses) on securities (both realized and unrealized)	0.39	0.04	0.20

Total income (loss) from investment operations	0.52	0.19	0.23

Less distributions:
Dividends from net investment income	(0.14)	(0.16)	(0.02)
Distributions from net realized gains on securities	(0.06)	—	—
Return of capital	—	—	—

Total distributions	(0.20)	(0.16)	(0.02)

Net asset value, end of period	$11.17	$10.85	$10.82

Total returnA,B	4.87%	1.75%	2.19	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,977	$1,587	$1,035
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.04%	1.99%	2.33	%D
Expenses, net of reimbursements	1.97%	1.94%	1.96	%D
Net investment income, before reimbursements	1.06%	1.25%	1.40	%D
Net investment income, net of reimbursements	1.13%	1.30%	1.77	%D
Portfolio turnover rate	42%	54%	51	%E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions..

C	Not Annualized.

D	. Annualized

E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010

	Intermediate Bond Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.99	$11.10	$10.69	$9.61	$10.10

Income from investment operations:
Net investment income	0.27	0.33	0.39	0.46	0.50
Net gains (losses) on securities (both realized and unrealized)	0.34	0.10	0.40	1.07	(0.51)

Total income (loss) from investment operations	0.61	0.43	0.79	1.53	(0.01)

Less distributions:
Dividends from net investment income	(0.29)	(0.35)	(0.38)	(0.45)	(0.48)
Distributions from net realized gains on securities	(0.05)	(0.19)	—	—	—

Total distributions	(0.34)	(0.54)	(0.38)	(0.45)	(0.48)

Net asset value, end of period	$11.26	$10.99	$11.10	$10.69	$9.61

Total returnA	5.59%	4.11%	7.56%	16.17%	(0.26)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$388,491	$275,234	$290,734	$210,983	$147,634
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.33%	0.35%	0.33%	0.32%	0.30%
Expenses, net of reimbursements	0.33%	0.35%	0.33%	0.32%	0.30%
Net investment income, before reimbursements	2.25%	3.12%	3.39%	4.31%	4.70%
Net investment income, net of reimbursements	2.25%	3.12%	3.39%	4.32%	4.70%
Portfolio turnover rate	144%	75%	96%	157%	105%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Intermediate Bond Fund-Investor Class
	Year Ended October 31,			March 2 to October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009
Net asset value, beginning of period	$10.97	$11.08	$10.68	$10.14

Income from investment operations:
Net investment income	0.22	0.29	0.33	0.27
Net gains (losses) on securities (both realized and unrealized)	0.35	0.10	0.41	0.54

Total income (loss) from investment operations	0.57	0.39	0.74	0.81

Less distributions:
Dividends from net investment income	(0.24)	(0.31)	(0.34)	(0.27)
Distributions from net realized gains on securities	(0.05)	(0.19)	—	—

Total distributions	(0.29)	(0.50)	(0.34)	(0.27)

Net asset value, end of period	$11.25	$10.97	$11.08	$10.68

Total returnA	5.20%	3.65%	7.01%	8.05	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$11,011	$3,729	$3,829	$2,213
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.84%	0.86%	0.83%	1.22	%C
Expenses, net of reimbursements	0.79%	0.79%	0.76%	0.81	%C
Net investment income, before reimbursements	1.80%	2.59%	2.88%	3.33	%C
Net investment income, net of reimbursements	1.86%	2.66%	2.95%	3.74	%C
Portfolio turnover rate	144%	75%	96%	157	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not Annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

	Intermediate Bond Fund-Y Class
	Year Ended October 31,		March 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$11.03	$11.10	$10.69

Income from investment operations:
Net investment income	0.26	0.27	0.23
Net gains (losses) on securities (both realized and unrealized)	0.32	0.17	0.41

Total income (loss) from investment operations	0.58	0.44	0.64

Less distributions:
Dividends from net investment income	(0.25)	(0.32)	(0.23)
Distributions from net realized gains on securities	(0.05)	(0.19)	—

Total distributions	(0.30)	(0.51)	(0.23)

Net asset value, end of period	$11.31	$11.03	$11.10

Total returnA	5.34%	4.19%	6.03	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$113	$60	$382
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.99%	0.73%	0.67	%C
Expenses, net of reimbursements	0.64%	0.65%	0.64	%C
Net investment income, before reimbursements	1.65%	2.74%	2.58	%C
Net investment income, net of reimbursements	2.00%	2.82%	2.60	%C
Portfolio turnover rate	144%	75%	96	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not Annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Intermediate Bond Fund-A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$10.96	$11.07	$10.74

Income from investment operations:
Net investment income	0.18	0.28	0.13
Net gains (losses) on securities (both realized and unrealized)	0.36	0.09	0.33

Total income (loss) from investment operations	0.54	0.37	0.46

Less distributions:
Dividends from net investment income	(0.21)	(0.29)	(0.13)
Distributions from net realized gains on securities	(0.05)	(0.19)	—

Total distributions	(0.26)	(0.48)	(0.13)

Net asset value, end of period	$11.24	$10.96	$11.07

Total returnA	4.99%	3.45%	4.31	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$734	$584	$46
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.12%	1.13%	1.05	%C
Expenses, net of reimbursements	0.99%	0.99%	0.95	%C
Net investment income, before reimbursements	1.48%	2.31%	2.15	%C
Net investment income, net of reimbursements	1.61%	2.46%	2.25	%C
Portfolio turnover rate	144%	75%	96	%+

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not Annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Intermediate Bond Fund-C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$10.97	$11.08	$11.05

Income from investment operations:
Net investment income	0.13	0.19	0.03
Net gains (losses) on securities (both realized and unrealized)	0.33	0.10	0.03

Total income (loss) from investment operations	0.46	0.29	0.06

Less distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.03)
Distributions from net realized gains on securities	(0.05)	(0.19)	—

Total distributions	(0.18)	(0.40)	(0.03)

Net asset value, end of period	$11.25	$10.97	$11.08

Total returnA	4.21%	2.70%	0.56	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,372	$286	$325
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.87%	1.86%	2.09	%C
Expenses, net of reimbursements	1.73%	1.72%	1.74	%C
Net investment income, before reimbursements	0.75%	1.61%	0.88	%C
Net investment income, net of reimbursements	0.89%	1.75%	1.23	%C
Portfolio turnover rate	144%	75%	96	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not Annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Short-Term Bond Fund-Institutional Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$8.71	$8.89	$8.83	$8.58		$8.79

Income from investment operations:
Net investment income (loss)	0.28	0.26	0.23	0.22	A	0.35	A
Net gains (losses) on securities (both realized and unrealized)	(0.05)	(0.25)	0.10	0.33		(0.15)

Total income (loss) from investment operations	0.23	0.01	0.33	0.55		0.20

Less distributions:
Dividends from net investment income	(0.16)	(0.19)	(0.27)	(0.30)		(0.41)
Distributions from net realized gains on securities	—	—	—	—		—

Total distributions	(0.16)	(0.19)	(0.27)	(0.30)		(0.41)

Net asset value, end of period	$8.78	$8.71	$8.89	$8.83		$8.58

Total returnB	2.72%	0.17%	3.78%	6.56%		2.21%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$217,545	$156,937	$131,314	$124,791		$255,725
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.37%	0.37%	0.35%	0.33%		0.31%
Expenses, net of reimbursements	0.37%	0.37%	0.35%	0.33%		0.31%
Net investment income (loss), before reimbursements	1.50%	1.74%	2.27%	2.61%		3.75%
Net investment income (loss), net of reimbursements	1.50%	1.74%	2.27%	2.62%		3.75%
Portfolio turnover rate	18%	65%	60%	140%		21%

A
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Short-Term Bond Fund-Investor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$8.72	$8.89	$8.84	$8.59		$8.81

Income from investment operations:
Net investment income	(0.19)	0.14	0.08	0.20	A	0.29	A
Net gains (losses) on securities (both realized and unrealized)	0.39	(0.15)	0.21	0.34		(0.15)

Total income (loss) from investment operations	0.20	(0.01)	0.29	0.54		0.14

Less distributions:
Dividends from net investment income	(0.13)	(0.16)	(0.24)	(0.29)		(0.36)
Distributions from net realized gains on securities	—	—	—	—		—

Total distributions	(0.13)	(0.16)	(0.24)	(0.29)		(0.36)

Net asset value, end of period	$8.79	$8.72	$8.89	$8.84		$8.59

Total returnB	2.28%	(0.12)%	3.33%	6.34%		1.54%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$14,203	$24,557	$23,175	$30,402		$7,733
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.89%	0.90%	0.86%	0.85%		0.88%
Expenses, net of reimbursements	0.79%	0.78%	0.67%	0.54%		0.85%
Net investment income (loss), before reimbursements	0.99%	1.18%	1.75%	1.89%		3.16%
Net investment income (loss), net of reimbursements	1.09%	1.30%	1.94%	2.20%		3.19%
Portfolio turnover rate	18%	65%	60%	140%		21%

A
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Short Term Bond Fund-Y Class
	Year Ended October 31,		March 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$8.73	$8.90	$8.84

Income from investment operations:
Net investment income (loss)	0.10	0.15	0.15
Net gains (losses) on securities (both realized and unrealized)	0.11	(0.15)	0.08

Total income (loss) from investment operations	0.21	0.00	0.23

Less distributions:
Dividends from net investment income	(0.17)	(0.17)	(0.17)
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.17)	(0.17)	(0.17)

Net asset value, end of period	$8.77	$8.73	$8.90

Total returnA	2.42%	0.04%	2.55	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$272	$344	$51
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.72%	1.43%	0.65	%C
Expenses, net of reimbursements	0.64%	0.60%	0.64	%C
Net investment income (loss), before reimbursements	1.16%	0.57%	1.45	%C
Net investment income (loss), net of reimbursements	1.24%	1.40%	1.47	%C
Portfolio turnover rate	18%	65%	60	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not Annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Short Term Bond Fund-A Class
	Year Ended October 31,		May 17 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$8.71	$8.89	$8.84

Income from investment operations:
Net investment income (loss)	0.08	0.15	0.09
Net gains (losses) on securities (both realized and unrealized)	0.11	(0.18)	0.07

Total income (loss) from investment operations	0.19)	(0.03)	0.16

Less distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.11)
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.12)	(0.15)	(0.11)

Net asset value, end of period	$8.78	$8.71	$8.89

Total returnA	2.22%	(0.33)%	1.78	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,951	$3,428	$44
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.12%	1.38%	1.02	%C
Expenses, net of reimbursements	0.85%	0.84%	0.81	%C
Net investment income (loss), before reimbursements	0.75%	0.49%	0.49	%C
Net investment income (loss), net of reimbursements	1.03%	1.03%	0.69	%C
Portfolio turnover rate	18%	65%	60	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not Annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

	Short Term Bond Fund-C Class
	Year Ended October 31,		September 1 to October 31,
For a share outstanding throughout the period:	2012	2011	2010
Net asset value, beginning of period	$8.72	$8.90	$8.88

Income from investment operations:
Net investment income (loss)	0.02	0.12	(0.04)
Net gains (losses) on securities (both realized and unrealized)	0.11)	(0.21)	0.08

Total income (loss) from investment operations	0.13	(0.09)	0.04

Less distributions:
Dividends from net investment income	(0.06)	(0.09)	(0.02)
Distributions from net realized gains on securities	—	—	—

Total distributions	(0.06)	(0.09)	(0.02)

Net asset value, end of period	$8.79	$8.72	$8.90

Total returnA	1.46%	(1.00)%	0.48	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$377	$371	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.90%	2.47%	2.28	%C
Expenses, net of reimbursements	1.59%	1.55%	1.60	%C
Net investment income (loss), before reimbursements	(0.03)%	(0.43)%	(3.57	)%C
Net investment income (loss), net of reimbursements	0.28%	0.49%	(2.88	)%C
Portfolio turnover rate	18%	65%	60	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Not Annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (“SAI”)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	americanbeaconfunds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon Small Cap Value II, American Beacon International Equity Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Retirement Income and Appreciation Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984

PROSPECTUS

February 28, 2013

American Beacon Balanced Fund
AMR CLASS [AABNX]

American Beacon Large Cap Value Fund
AMR CLASS [AAGAX]

American Beacon Mid-Cap Value Fund
AMR CLASS [AMDIX]

American Beacon Small Cap Value Fund
AMR CLASS [AASVX]

American Beacon International Equity Fund
AMR CLASS [AAIAX]

American Beacon Emerging Markets Fund
AMR CLASS [AAMRX]

American Beacon High Yield Bond Fund
AMR CLASS [ABMRX]

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merits of the Funds. To state otherwise is a criminal offense.

Fund Summaries

American Beacon Balanced Fund	1
American Beacon Large Cap Value Fund	6
American Beacon Mid-Cap Value Fund	10
American Beacon Small Cap Value Fund	14
American Beacon International Equity Fund	18
American Beacon Emerging Markets Fund	22
American Beacon High Yield Bond Fund	26

Additional Information About the Funds

Additional Information About Investment Policies and Strategies	29
Additional Information About Investments	33
Additional Information About Risks	36
Additional Information About Performance Benchmarks	41

Fund Management

The Manager	43
The Sub-Advisors	44
Valuation of Shares	50

About Your Investment

Purchase and Redemption of Shares	51
General Policies	53
Frequent Trading and Market Timing	53
Distributions and Taxes	54

Additional Information

Distribution and Service Plans	55
Portfolio Holdings	55
Delivery of Documents	56
Financial Highlights	58
Back Cover

American Beacon
Balanced FundSM

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class
AMR
Management fees	0.22%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.10%
Acquired Fund Fees and Expenses	0.01%
Total annual fund operating expenses1	0.33%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$ 34	$ 106	$ 186	$ 418

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). The Fund may invest in companies of all market capitalizations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

▶	above-average earnings growth potential,

▶	below-average price to earnings ratio,

▶	below-average price to book value ratio, and

▶	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

1

American Beacon
Balanced FundSM— (Continued)

The Fund’s debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; master-demand notes and other debt securities. The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable, will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the maturities of the debt securities it can buy.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

●	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
●
Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

●	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
●	Select specific debt securities within each security type.
●	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

●	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
●	Evaluate credit quality of the securities.
●	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar denominated foreign stocks trading on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates.

In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. The Fund may also invest in U.S. dollar-denominated bonds issued by foreign companies or foreign governments. Non U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased price volatility; and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

2

American Beacon
Balanced FundSM—(Continued)

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The Fund’s fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the securities. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open end funds and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

3

American Beacon
Balanced FundSM — (continued)

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.  Since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000® Value Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the Barclays® Capital U.S. Aggregate Bond Index, which tracks the performance of fixed-rate debt securities. The Balanced Composite Index is composed of the Russell 1000 Value Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%) to reflect the Fund’s allocation of its assets between equity securities and fixed-income securities. The Lipper® MTAG Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	13.75%
(1/1/03 through 12/31/12)	(2nd Quarter 2003)
Lowest Quarterly Return:	-11.03%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2012
AMR Class	1 Year	5 Years	10 Years
Return Before Taxes	14.52%	3.62%	7.72%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000 Value Index	17.51%	0.59%	7.38%
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
Balanced Composite Index	12.17%	3.21%	6.83%
Lipper MTAG Funds Index	-13.67%	2.65%	6.96%

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the Manager and the following investment sub-advisors:

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

▶	Brandywine Global Investment Management, LLC

▶	Hotchkis and Wiley Capital Management, LLC

4

American Beacon
Balanced FundSM — (continued)

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since 1998
Michael W. Fields Chief Fixed Income Officer	Since 2001
Patrick A. Sporl Senior Portfolio Manager	Since 2001
Erin Higginbotham Senior Portfolio Manager	Since 2011

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (1987)
John S. Williams Portfolio Manager/Managing Director	Since Fund Inception (1987)
David R. Hardin Portfolio Manager/Managing Director	Since Fund Inception (1987)
J. Scott McDonald Portfolio Manager/Managing Director	Since 1998
Mark C. Luchsinger Portfolio Manager/Managing Director	Since 1998
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003

Brandywine Global Investment Management, LLC
Paul R. Lesutis Managing Director	Since 1996
Stephen S. Smith Managing Director	Since 1996
Patrick S. Kaser Managing Director	Since 2010
James J. Clarke Portfolio Manager	Since 2011

Hotchkis and Wiley Capital Management, LLC
George Davis Principal, Portfolio Manager & Chief Executive Officer	Since 1988
Judd Peters Portfolio Manager	Since 1999
Scott McBride Portfolio Manager	Since 2001

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

5

American Beacon
Large Cap Value FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
AMR
Management fees	0.24%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.09%
Acquired Fund Fees and Expenses	0.01%
Total annual fund operating expenses1	0.34%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$ 35	$ 109	$ 191	$ 431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2012, the market capitalizations of the companies in the Russell 1000 Index ranged from $313 million to $498 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively referred to as “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

▶	above-average earnings growth potential,

▶	below-average price to earnings ratio,

▶	below-average price to book value ratio, and

▶	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

6

American Beacon
Large Cap Value FundSM — (continued)

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares.  The Fund’s equity investments are subject to stock market risk, which  involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

7

American Beacon
Large Cap Value FundSM — (continued)

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	19.91%
(1/1/03 through 12/31/12)	(2nd Quarter 2003)
Lowest Quarterly Return:	-21.51%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2012
AMR Class	1 Year	5 Years	10 Years
Return Before Taxes	19.43%	0.84%	8.75%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000 Value Index	17.51%	0.59%	7.38%
Lipper® Large-Cap Value Funds Index	-15.87%	-0.17%	6.41%

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

▶	Brandywine Global Investment Management, LLC

▶	Hotchkis and Wiley Capital Management, LLC

▶	Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since 1998

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (1987)

Brandywine Global Investment Management, LLC
Paul R. Lesutis Managing Director	Since 1996
Patrick S. Kaser Managing Director	Since 2010
James J. Clarke Portfolio Manager	Since 2011

Hotchkis and Wiley Capital Management, LLC
George Davis Principal, Portfolio Manager and Chief Executive Officer	Since 1988
Judd Peters Portfolio Manager	Since 1999
Sheldon Lieberman Principal and Portfolio Manager	Since 1994
Patricia McKenna Principal and Portfolio Manager	Since 1995
Scott McBride Portfolio Manager	Since 2001

Massachusetts Financial Services Company
Steven R. Gorham Investment Officer and Portfolio Manager	Since 2010
Nevin P. Chitkara Investment Officer and Portfolio Manager	Since 2010

8

American Beacon
Large Cap Value FundSM — (continued)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

9

American Beacon
Mid-Cap Value FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share class
AMR
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 180 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share class
AMR
Management fees	0.58%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.20%
Acquired Fund Fees and Expenses	0.01%

Total annual fund operating expenses1	0.79%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$ 81	$ 253	$ 439	$ 978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index at the time of investment. As of December 31, 2012 the market capitalizations of the companies in the Russell Midcap Index ranged from $313 million to $25 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively referred to as “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

▶	above-average earnings growth potential,

▶	below-average price to earnings ratio,

▶	below-average price to book value ratio, and

▶	above-average dividend yields.

One sub-advisor invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, the sub-advisor seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. The sub-advisor’s portfolio will generally consist of 35 to 45 stocks.

10

American Beacon
Mid-Cap Value FundSM — (continued)

The second sub-advisor invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or “deep” value portion of its investment universe. That sub-advisor looks for companies within that universe that sell for a low price relative to normal earnings (with “normal earnings” defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company’s history and the history of its industry).

The third sub-advisor utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The strategy focuses on stocks that are temporarily out of favor in the market; specifically, companies with higher returns on capital, free cash flow and strong balance sheets. These companies often dominate a particular industry niche, generally have significant barriers to entry and, as a result, are able to perpetuate a higher return on capital over time.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs, and U.S. dollar denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short term capital gain distributions to shareholders, which are taxable as ordinary income.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

11

American Beacon
Mid-Cap Value FundSM — (continued)

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares.  The Fund’s equity investments are subject to stock market risk, which  involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Mid-Capitalization Companies Risk

Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies, since medium sized companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	24.28%
(1/1/05 through 12/31/12)	(3rd Quarter 2009)
Lowest Quarterly Return:	-21.51%
(1/1/05 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2012
AMR	1 Year	5 Years	Since Inception (6/30/2004)
Return Before Taxes	16.27%	5.14%	6.96%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Since Inception (6/30/2004)
Russell Midcap Value Index	-18.51%	3.79%	7.54%
Lipper® Mid-Cap Value Funds Index	18.32%	2.98%	6.23%

12

American Beacon
Mid-Cap Value FundSM — (continued)

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

▶	Lee Munder Capital Group, LLC

▶	Pzena Investment Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (2004)

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (2004)
Mark Giambrone Portfolio Manager/Managing Director	Since Fund Inception (2004)

Lee Munder Capital Group, LLC
Donald Cleven Portfolio Manager	Since 2011
Pzena Investment Management, LLC
Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder	Since Fund Inception (2004)
Manoj Tandon Principal, Portfolio Manager	Since 2006
Eli Rabinowich Principal, Portfolio Manager	Since 2012

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

13

American Beacon
Small Cap Value FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share class
AMR
Management fees	0.46%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.10%
Acquired Fund Fees and Expenses	0.10%
Total annual fund operating expenses1	0.66%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$ 67	$ 210	$ 367	$ 822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations of $4 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively, “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

▶	above-average earnings growth potential,

▶	below-average price to earnings ratio, and

▶	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

14

American Beacon
Small Cap Value FundSM — (continued)

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stocks.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares.  The Fund’s equity investments are subject to stock market risk, which  involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.  From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

15

American Beacon
Small Cap Value FundSM — (continued)

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	24.93%
(1/1/03 through 12/31/12)	(2nd Quarter 2003)
Lowest Quarterly Return:	-25.60%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2012
AMR	1 Year	5 Years	10 Years
Return Before Taxes	16.81%	5.65%	10.99%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 2000 Value Index	18.05%	3.55%	9.50%
Lipper® Small-Cap Value Funds Index	15.56%	4.33%	10.20%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

▶	Brandywine Global Investment Management, LLC

▶	Dreman Value Management, LLC

▶	Hotchkis and Wiley Capital Management, LLC

▶	Opus Capital Group, LLC

▶	The Boston Company Asset Management, LLC

16

American Beacon
Small Cap Value FundSM — (continued)

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (1998)

Barrow, Hanley, Mewhinney & Strauss, LLC
James S. McClure Portfolio Manager/Managing Director	Since 2003
John P. Harloe Portfolio Manager/Managing Director	Since 2003

Brandywine Global Investment Management, LLC
Henry F. Otto Managing Director	Since Fund Inception (1998)
Steven M. Tonkovich Managing Director	Since Fund Inception (1998)

Dreman Value Management, LLC
E. Clifton Hoover Chief Investment Officer	Since 2010
Mark Roach Portfolio Manager	Since 2010
Mario Tufano Associate Portfolio Manager	Since 2010

Hotchkis and Wiley Capital Management, LLC
David Green Principal, Portfolio Manager	Since Fund Inception (1998)
Jim Miles Principal, Portfolio Manager	Since Fund Inception (1998)

Opus Capital Group, LLC
Len A. Haussler President, Portfolio Manager	Since 2005
Kevin P. Whelan Vice President and Portfolio Manager	Since 2005
Jonathon M. Detter Vice President and Portfolio Manager	Since 2005

The Boston Company Asset Management, LLC
Joseph M. Corrado Senior Managing Director	Since 2004
Edward R. Walter Managing Director	Since 2004

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

17

American Beacon
International Equity FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share class
AMR
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share class
AMR
Management fees	0.32%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.13%
Acquired Fund Fees and Expenses	0.01%

Total annual fund operating expenses1	0.46%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$ 47	$ 147	$ 257	$ 578

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, “stocks”) of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International® Europe Australasia Far East Index (“MSCI EAFE Index”). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The Fund may invest in companies of all market capitalizations. The Fund may use futures contracts and foreign currency forward contracts, including non-deliverable forwards ("NDFs") contracts, as a hedge against foreign currency fluctuations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock’s country, sector or industry):

▶	above-average return on equity or earnings growth potential,

▶	below-average price to earnings or price to cash flow ratio,

▶	below-average price to book value ratio, and

▶	above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. A sub-advisor may trade forward foreign currency contracts, including NDF contracts, or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

18

American Beacon
International Equity FundSM — (continued)

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Currency Risk

Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks and securities convertible into or exchangeable for common stocks. Investing in such securities may expose the Fund to additional risk. Common stock generally is subordinate to preferred stock, upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movement in interest rates.  In addition, convertible securities are subject to risk that the credit standing of the issuer may have an effect on the security’s investment value.

Foreign Investing Risk

Non U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts and Foreign Currency Forward Contracts Risk

Futures contracts and foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, the Manager or a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s shares.  Equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in the stock market due to general market, regulatory, political and economic conditions.   From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Market Timing Risk

Because specific securities in which a Fund may invest, it could be  subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities.  A Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its net asset value( “NAV”). These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

19

American Beacon
International Equity FundSM — (continued)

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® International Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	25.07%
(1/1/03 through 12/31/12)	(2nd Quarter 2009)
Lowest Quarterly Return:	-21.60%
(1/1/03 through 12/31/12)	(3rd Quarter 2011)

	Average Annual Total Returns
	For the periods ended December 31, 2012
AMR	1 Year	5 Years	10 Years
Return Before Taxes	21.90%	-2.15%	9.42%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
MCSI EAFE Index	17.32%	-3.69%	8.21%
Lipper International Funds Index	19.70%	-2.81%	8.81%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Causeway Capital Management LLC

▶	Lazard Asset Management LLC

▶	Templeton Investment Counsel, LLC

20

American Beacon
International Equity FundSM — (continued)

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Kirk L. Brown Senior Portfolio Manager	Since 1994

Causeway Capital Management LLC
Sarah H. Ketterer Chief Executive Officer	Since 2001
Harry W. Hartford President	Since 2001
James A. Doyle Director	Since 2006
Jonathan P. Eng Director	Since 2006
Kevin Durkin Director	Since 2006
Conor Muldoon Director	Since 2010
Lazard Asset Management LLC
John R. Reinsberg Deputy Chairman	Since 1999
Michael A. Bennett Managing Director	Since 2003
Michael G. Fry Managing Director	Since 2005
Michael Powers Managing Director	Since 2003

Templeton Investment Counsel, LLC
Cindy L. Sweeting Executive Vice President, Director of Portfolio Management and Portfolio Manager Templeton Global Equity Group	Since 2012
Antonio T. Docal Executive Vice President and Portfolio Manager Templeton Global Equity Group	Since 2012

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

21

American Beacon
Emerging Markets FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(fees paid directly from your investment)

Share class
AMR
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share class
AMR
Management fees	0.80%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.44%
Acquired Fund Fees and Expenses	0.01%
Total annual fund operating expenses1	1.25%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$127	$396	$686	$1,511

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of issuers that:

▶	are primarily listed on the trading market of an emerging market country;

▶	are headquartered in an emerging market country; or

▶	derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.

An emerging market country is one that:

●	has an emerging stock market as defined by the International Finance Corporation;
●	has a low- to middle-income economy according to the World Bank;
●	is included in the IFC Investable Index or the Morgan Stanley Capital International® Emerging Markets Index; or
●	has a per-capita gross national product of $10,000 or less.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks and depositary receipts (collectively referred to as “stocks”). The Fund may invest in companies of all market capitalizations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

One sub-advisor combines a top-down country allocation investment approach with bottom-up stock selection. The sub-advisor first allocates its portion of the Fund’s assets among emerging market countries based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The sub-advisor then selects individual securities within these countries on the basis of attractive growth characteristics, reasonable valuations and company managements with a strong shareholder value orientation. To attempt to manage risk, the sub-advisor emphasizes thorough macroeconomic and fundamental research.

22

American Beacon
Emerging Markets FundSM — (continued)

The second sub-advisor utilizes a bottom-up investment strategy that is value-oriented and research-driven. The sub-advisor buys stocks that exhibit good value characteristics, strong business fundamentals and positive business momentum. The focus on business momentum helps the sub-advisor avoid the value trap, while bottom-up fundamental security analysis helps to verify their quantitative analysis. Lastly, they focus on the preservation of capital as they believe it is the key to long-term performance.

The third sub-advisor uses a Graham and Dodd based value oriented approach to managing emerging market equity investments. The strategy focuses on fundamental research at the company level and attempts to identify securities trading at significant discounts to their long term intrinsic value. This discount, or “margin of safety” is typically a by-product of short term price volatility and market inefficiency and the sub-advisor seeks to outperform the benchmark over the long-term by building concentrated portfolios of undervalued companies which they believe offer attractive long-term appreciation potential.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. A sub-advisor may trade forward foreign currency contracts, including NDFs, or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Currency Risk

Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk

When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights, warrants and depository receipts. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Depository receipts are subject to certain of the risks associated with investing directly in foreign securities.

Foreign Investing Risk

Non U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts and Foreign Currency Forward Contracts Risk

Futures contracts and foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

23

American Beacon
Emerging Markets FundSM — (continued)

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, the Manager or a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares.  The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in the stock market.  From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Emerging Markets Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	35.55%
(1/1/03 through 12/31/12)	(2nd Quarter 2009)
Lowest Quarterly Return:	-26.31%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2012
AMR	1 Year	5 Years	10 Years
Return Before Taxes	17.74%	-1.82%	15.34%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
MSCI Emerging Markets Index	18.22%	-0.92%	16.52%
Lipper Emerging Markets Funds Index	20.08%	1.48%	15.89%

24

American Beacon
Emerging Markets FundSM — (continued)

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Brandes Investment Partners, L.P.

▶	Morgan Stanley Investment Management Inc.

▶	The Boston Company Asset Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Kirk L. Brown Senior Portfolio Manager	Since Fund Inception (2000)

Brandes Investment Partners, L.P.
Alphonse Chan Director, Portfolio Management	Since 2010
Douglas Edman Director, Investments	Since 2010
Christopher Garrett Institutional Portfolio Manager	Since 2010
Louis Lau Senior Analyst	Since 2010
Greg Rippel Senior Analyst	Since 2010
Gerardo Zamorano Director, Investments	Since 2010

Morgan Stanley Investment Management Inc.
Ruchir Sharma Managing Director	Since Fund Inception (2000)
Paul Psaila Managing Director	Since Fund Inception (2000)
Munib Madni Managing Director of Morgan Stanley Investment Management Company	Since 2012
Samuel Rhee Managing Director	Since 2012
Eric Carlson Executive Director	Since 2006
Ana Cristina Piedrahita Managing Director of Morgan Stanley Investment Management Limited	Since 2006

The Boston Company Asset Management, LLC
D. Kirk Henry Senior Managing Director	Since Fund Inception (2000)
Clifford Smith Senior Managing Director	Since 2003
Warren Skillman Managing Director	Since 2006

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

25

American Beacon
High Yield Bond FundSM

Investment Objective

The Fund’s investment objective is high current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Share class
AMR
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share class
AMR
Management fees	0.43%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.19%
Acquired Fund Fees and Expenses	0.01%

Total annual fund operating expenses1	0.63%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$ 64	$ 201	$ 350	$ 786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services or Fitch Inc., and/or Ba or lower by Moody’s Investors Service, Inc.) or deemed to be below investment grade by an investment sub-advisor. These types of securities are commonly referred to as “high yield bonds” or “junk bonds.” The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time. The Fund has no limitations regarding the maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high yield bonds. High yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly “blue chip” companies that have encountered some financial difficulties.

In selecting investments, the Fund’s sub-advisors utilize a bottom-up and research-driven investment process that relies heavily on internal research and fundamental credit analysis. The investment philosophy of each sub-advisor concentrates on identification of relative value and downside protection.

To a lesser extent, the Fund may invest in other securities, including investment grade securities, foreign securities, common and preferred stocks and convertible securities, in keeping with the Fund’s overall investment objective.

The Fund may also invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

26

American Beacon
High Yield Bond FundSM — (continued)

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is designed primarily for investors seeking current income from a fund that invests mainly in a variety of high-yield, high-risk debt securities. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in below investment-grade debt securities and the price changes in those securities that can occur when interest rates change. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down. Since the Fund invests in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common and preferred stocks and convertible securities.  Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign Investing Risk

Non U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

High Yield Securities Risk

Investing in high yield, non-investment grade bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

27

American Beacon
High Yield Bond FundSM — (continued)

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, market risk involves the possibility that the value of the Fund’s investments will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund’s investments to decline, regardless of the financial conditions of the issuers held by the Fund. From time to time, certain investments held by the Fund may have limited marketability or contractual limitations on their resale and may be difficult to value and sell at favorable times or prices. If the Fund is forced to sell holdings to meet redemption requests, the Fund may have to sell them at a loss.

Market Timing Risk

Because the Fund invests in high yield bonds that may lack market liquidity, it is subject to the risk of market timing activities. The limited trading activity of some high yield bonds may result in market prices that do not reflect the true market value of these illiquid securities. In such instances, the Fund may fair value illiquid securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Unrated Securities Risk

Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® High Current Yield Bond Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	19.38%
(1/1/03 through 12/31/12)	(2nd Quarter 2009)
Lowest Quarterly Return:	-18.46%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2012
AMR	1 Year	5 Years	10 Years
Return Before Taxes	15.56%	7.99%	8.19%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
JP Morgan® Global High-Yield Index	16.21%	10.45%	10.70%
Lipper High Current Yield Bond Funds Index	15.40%	7.73%	8.89%

28

American Beacon
High Yield Bond FundSM — (continued)

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Franklin Advisers, Inc.

▶	Logan Circle Partners, L.P.

▶	PENN Capital Management Company, Inc.

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Kirk L. Brown Senior Portfolio Manager	Since 2002

Franklin Advisers, Inc.
Eric Takaha Senior Vice President, Director of Corporate Credit and High Yield	Since 2006
Chris Molumphy Executive Vice President, Chief Investment Officer for the Franklin Templeton Fixed Income Group	Since 2006
Glenn Voyles Vice President	Since 2006

Logan Circle Partners, L.P.
Timothy L. Rabe Senior Portfolio Manager	Since 2007

PENN Capital Management Company, Inc.
Richard A. Hocker Chief Investment Officer	Since 2011
Martin A. Smith Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds’ investment policies, their principal strategies and risks and performance benchmarks. However, this prospectus does not describe all of a Fund’s investment practices. For additional information, please see the Funds’ statement of additional information, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

➢	The American Beacon Balanced Fund’s investment objective is income and capital appreciation.

➢	The American Beacon Large Cap Value Fund’s investment objective is long-term capital appreciation and current income.

➢	The American Beacon Mid-Cap Value Fund’s investment objective is long-term capital appreciation and current income.

➢	The American Beacon Small Cap Value Fund’s investment objective is long-term capital appreciation and current income.

➢	The American Beacon International Equity Fund’s investment objective is long-term capital appreciation.

➢	The American Beacon Emerging Markets Fund’s investment objective is long-term capital appreciation.

➢	The American Beacon High Yield Bond Fund’s investment objective is high current income and capital appreciation.

Each Fund’s investment objective is “fundamental,” which means that it may be changed only with the approval of Fund shareholders.

80% Investment Policies

▶	The American Beacon Large Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any

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borrowings for investment purposes, in equity securities of large market capitalization U.S. companies.

▶
The American Beacon Mid-Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of middle market capitalization U.S. companies.

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▶
The American Beacon Small Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies.

▶
The American Beacon International Equity Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and securities convertible into common stocks of issuers based in at least three different countries located outside the United States.

▶
The American Beacon Emerging Markets Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers that are primarily listed on the trading market of an emerging market country; are headquartered in an emerging market country; or derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.

▶
The American Beacon High Yield Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of domestic and foreign high-yield bonds.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Additional Information About the Multi-Manager Strategy

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

●	develops overall investment strategies for each Fund,
●	selects and changes sub-advisors,
●	allocates assets among sub-advisors,
●	monitors and evaluates the sub-advisors’ investment performance,
●	monitors the sub-advisors compliance with each Fund’s investment objectives, policies and restrictions,
●	oversees a Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable,
●	invests the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments and
●	manages directly a portion of the assets of the American Beacon Balanced Fund.

Each Fund’s assets are allocated among one or more sub-advisors by the Manager. The assets of the Balanced Fund are allocated by the Manager among the Manager and multiple sub-advisors. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board. The prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated. Each Fund’s advisory arrangements are set forth below.

American Beacon Balanced Fund

The Fund’s assets are allocated among the Manager and the following investment sub-advisors:

●	Barrow, Hanley, Mewhinney & Strauss, LLC
●	Brandywine Global Investment Management, LLC
●	Hotchkis and Wiley Capital Management, LLC

Currently, approximately one-third of the Fund’s assets are allocated to Barrow, Hanley, Mewhinney & Strauss, LLC and another third to Brandywine Global Investment Management, LLC, who each decide the proportion of assets to invest in equity and fixed- income securities in accordance with the Fund’s guidelines. The remaining third of the Fund’s assets are allocated between the Manager, who invests its allocation in fixed-income securities and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

American Beacon Large Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Barrow, Hanley, Mewhinney & Strauss, LLC
●	Brandywine Global Investment Management, LLC
●	Hotchkis and Wiley Capital Management, LLC
●	Massachusetts Financial Services Company

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Currently, the Fund’s assets are allocated in approximately equal amounts to Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC and Hotchkis and Wiley Capital Management, LLC. Approximately ten percent of the Fund’s assets are allocated to Massachusetts Financial Services Company (“MFS”). The Manager may increase the allocation to MFS as Fund flows, capacity constraints and other considerations by the Manager may require.

American Beacon Mid-Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Barrow, Hanley, Mewhinney & Strauss, LLC
●	Lee Munder Capital Group, LLC
●	Pzena Investment Management, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Small Cap Value Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Barrow, Hanley, Mewhinney & Strauss, LLC
●	Brandywine Global Investment Management, LLC
●	Dreman Value Management, LLC
●	Hotchkis and Wiley Capital Management, LLC
●	Opus Capital Group, LLC
●	The Boston Company Asset Management, LLC

The Manager does not anticipate allocating any new assets to Barrow, Hanley, Mewhinney & Strauss, LLC or Hotchkis and Wiley Capital Management, LLC, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine Global Investment Management, LLC, Dreman Value Management, LLC, Opus Capital Group, LLC, and The Boston Company Asset Management, LLC, as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

American Beacon International Equity Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Causeway Capital Management LLC
●	Lazard Asset Management LLC
●	Templeton Investment Counsel, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Emerging Markets Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Brandes Investment Partners, L.P.
●	Morgan Stanley Investment Management Inc.
●	The Boston Company Asset Management, LLC

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

American Beacon High Yield Bond Fund

The Fund’s assets are allocated among the following investment sub-advisors:

●	Franklin Advisers, Inc.
●	Logan Circle Partners, L.P.
●	PENN Capital Management Company, Inc.

Currently, the Fund’s assets are allocated among the sub-advisors generally on an equal basis.

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Additional Information About Investments

This section provides more detailed information regarding the investments the Funds may invest in as well as information regarding the Funds’ strategy with respect to investment of cash balances. The following table identifies investments of each Fund in light of their respective principal investment strategies. Funds with an “X” in a particular investment column are more likely to use those investments as principal strategies than those without an “X”. These investments are explained following the table.

Investments	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	International Equity Fund	Emerging Markets Fund	High Yield Bond Fund
Asset-Backed Securities	X						X
Cash Management Investments	X	X	X	X	X	X
Convertible Debt Securities							X
Derivative Investments					X	X
Equity Investments	X	X	X	X	X	X
Fixed Income Investments	X						X
Government-Sponsored Enterprises	X						X
High Yield Securities							X
Investment Grade Securities	X						X

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Asset-Backed Securities

Asset-backed securities are fractional interests in pools of loans, receivable or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (“1940 Act”), including money market funds that are sponsored or advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable money market funds sponsored by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Convertible Debt Securities

Convertible debt securities are debt securities that are exchangeable for equity securities of an issuer at a predetermined price. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities.

Derivative Investments

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The American Beacon International Equity Fund and American Beacon Emerging Markets Fund may invest in the following derivative instruments, as described in the Fund Summary of each Fund:

●
Futures. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.

●
Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Equity Investments

A Fund’s equity investments may include:

●
American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

●	Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.
●
Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

●
Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

●
Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

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Fixed Income Investments

A Fund’s investments in debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes; and other debt securities.  The American Beacon Balanced Fund may also invest in medium-term notes, funding agreements and loan participation agreements.

Government-Sponsored Enterprises

A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s commitment to purchase stock to ensure the issuers’ positive net worth through at least 2012.

High Yield Securities

High yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba or lower by Moody’s Investors Service, Inc.) or not rated, but considered by the Manager or an investment sub-advisor to be of similar quality. These types of securities are also commonly referred to as “junk bonds”.

Investment Grade Securities

Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as Standard & Poor’s Ratings Services, Fitch Inc., or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. A Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

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Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of their respective principal investment strategies. These risks are explained in the following table.

Risk	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	International Equity Fund	Emerging Markets Fund	High Yield Bond Fund
Credit Risk	X						X
Currency Risk					X	X
Emerging Markets Risk						X
Equity Investments Risk	X	X	X	X	X	X	X
Foreign Exposure Risk	X	X	X	X
Foreign Investing Risk					X	X	X
Futures Contracts Risk	X	X	X	X
Government-Sponsored Enterprise Risk	X
Hedging Risk					X	X
High Portfolio Turnover Risk			X				X
High Yield Securities Risk							X
Interest Rate Risk	X						X
Investment Risk	X	X	X	X	X	X	X
Issuer Risk	X	X	X	X	X	X	X
Large Capitalization Companies Risk	X	X			X	X
Market Events Risk	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X
Market Timing Risk					X	X	X
Mid-Capitalization Companies Risk	X		X	X		X	X
Other Investment Companies Risk	X					X
Prepayment and Extension Risk	X
Securities Lending Risk				X	X
Securities Selection Risk	X	X	X	X	X	X	X
Small Capitalization Companies Risk	X			X		X	X
U.S. Government Securities Risk	X
Unrated Securities Risk							X
Value Stocks Risk	X	X	X	X	X	X

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Convertible Securities Risk

The value of a convertible security (“convertible”) is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

Credit Risk

Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest, a Fund’s income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the market value of that issuer’s securities.

Currency Risk

A Fund may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts, including NDFs, in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures, swaps for cross-currency investments, direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Emerging Markets Risk

When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Equity Investments Risk

Equity securities generally are subject to market risk. A Fund’s investments in equity securities may include equity securities such as, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants, real estate investment trusts (“REITs”) and American Depositary Receipts. Such investments may expose the Funds to additional risks.

●	Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt, and preferred stock.
●	Convertible Securities. Convertible securities may be subject to market risk, credit risk and interest rate risk. See “Convertible Securities Risk” above.
●	Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Preferred stocks may also be subject to credit risk.
●	Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

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●
REITs. Real estate investment trusts or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by a Fund . Accordingly, a Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

●	ADRs. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. See “Foreign Exposure Risk” below.

Foreign Exposure Risk

A Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

Foreign Investing Risk

Investing in foreign securities, foreign sovereign and quasi sovereign debt, ADRs and GDRs, carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility of foreign investments; (6) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least, in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. A Fund may use derivatives for hedging, and to create leverage. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a Fund’s portfolio manager incorrectly forecasts stock market values, the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage can expose a Fund to greater risk and increase its costs. Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. In addition, the Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor.

Government-Sponsored Enterprises Risk

Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Mortgage Corporation and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Federal National Mortgage Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government-sponsored enterprise bonds are also subject to credit risk.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

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High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

High Yield Securities Risk

Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High yield securities also may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund’s fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time.

Investment Risk

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide which could adversely affect the Funds.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s shares. Equity investments are subject to stock market risk, which involves the possibility that the value of a Fund’s investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Fixed-income market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to purchase and sell the debt securities. Fixed income market risk also involves the possibility that the value of a Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of a Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by a Fund.

From time to time, certain investments held by a Fund may have limited marketability and may be difficult to sell at favorable times or prices. If a Fund is forced to sell such holdings to meet redemption requests or other cash needs, a Fund may have to sell them at a loss.

Market Timing Risk

Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and, foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. A Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in medium-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business

39

failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including open-end funds, exchange-traded funds (“ETFs”) and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

A Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, a Fund’s securities lending agent may indemnify a Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor may not perform to expectations. This could result in a Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk

Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Like all bonds, U.S. Government bonds are also subject to credit risk and interest rate risk.

Unrated Securities Risk

Because a Fund may purchase securities that are not rated by any rating organization, a sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks’ prices remaining undervalued for extended periods of time. While a Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier other stock funds as a trade-off for this potentially lower risk. A Fund’s performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out favor, depending on market conditions and investor sentiment. A Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

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Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to a broad-based market index and a composite of mutual funds comparable to each Fund compiled by Lipper, Inc. (“Lipper”). Lipper is an independent mutual fund research and ranking service. Set forth below is additional information regarding the index and composite to which each Fund’s performance is compared.

American Beacon Balanced Fund

Market Index

The Fund’s performance is compared to the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index. To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the Fund’s performance is also compared to the Balanced Composite Index, which combines the returns of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index in a 60%/40% proportion.

●
Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

●
The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Mixed-Asset Target Allocation Growth (MTAG) Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper MTAG Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category.

American Beacon Large Cap Value Fund

Market Index

The Fund’s performance is compared to the Russell 1000 Value Index

●
Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category.

American Beacon Mid-Cap Value Fund

Market Index

The Fund’s performance is compared to the Russell Midcap Value Index

●
The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category.

American Beacon Small Cap Value Fund

Market Index

The Fund’s performance is compared to the Russell 2000 Value Index.

●
The Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category.

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American Beacon International Equity Fund

Market Index

The Fund’s performance is compared to the MSCI EAFE Index.

●	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper International Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category.

American Beacon Emerging Markets Fund

Market Index

The Fund’s performance is compared to the MSCI Emerging Markets Index.

●
The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper Emerging Markets Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Markets Funds category.

American Beacon High Yield Bond Fund

Market Index

The Fund’s performance is compared to the JPMorgan Global High-Yield Index.

●
The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed-income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index.

Mutual Fund Composite

The Fund’s performance also is compared to the Lipper High Current Yield Bond Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds category.

Notices Regarding Index Data:

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties herby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

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Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. serves as the Manager of the Funds. The Manager, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2012, the Manager had approximately $47.4 billion of assets under management, including approximately $16.2 billion under active management and $31.2 billion as named fiduciary or financial advisor.

The Manager is registered as an investment adviser under the Investment Advisers Act of 1940.  The Manager is not registered as a commodity pool operator (“CPO”) in reliance on the delayed compliance dated provided by No-Action Letter 1-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the Commodity Futures Trading Commission (“CFTC”).  Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”).  Prior to the Deadline, the Manager will determine whether it must register as a CPO or whether it may rely on an exemption or exclusion from registration with respect to the Funds.

The management fees, including sub-advisory fees, paid by the Funds for the fiscal year ended October 31, 2012, net of reimbursements and shown as a percentage of the average net assets, were as follows:

American Beacon Fund	Management Fees
Balanced	0.22%
Large Cap Value	0.24%
Mid-Cap Value	0.58%
Small Cap Value	0.46%
International Equity	0.32%
Emerging Markets	0.80%
High Yield Bond	0.43%

The Manager also may receive up to 25% of the net monthly income generated from a Funds’ securities lending activities as compensation for oversight of the Funds' securities lending program, including the securities lending agent, Brown Brothers Harriman & Co.  Currently, the Manager receives 10% of such income. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this prospectus, only the American Beacon Small Cap Value Fund and the American Beacon International Equity Fund may engage in securities lending activities.  In addition certain sub-advisors contribute to the Manager to support a Fund's distribution activities.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager is available in each Fund’s annual reports dated October 31, 2012.

The team members listed below are primarily responsible for the day to day oversight of the  sub-advisors, including the investments that the sub-advisor manages for the Fund, reviewing the sub-advisor’s performance, allocating the Funds’ assets among the sub-advisors and the Manager, as applicable and investing the portion of Fund assets that the sub-advisors determines should be allocated to short-term investments.

American Beacon Funds	Team Members
Balanced, Large Cap Value, Mid-Cap Value and Small Cap Value	Adriana R. Posada
International Equity, Emerging Markets and High Yield Bond	Kirk L. Brown

Wyatt Crumpler is Chief Investment Officer.   Mr. Crumpler joined the Manager in January 2007 as Vice President, Trust Investments and a member of the portfolio management team. Mr. Crumpler’s title was redesignated to Vice President, Asset Management in July 2009 and to Chief Investment Officer in February 2012. Gene L. Needles, Jr. has served as President and Chief Executive Officer of the Manager since April 2009 and  has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009, President of AIM Distributors from 2003 to 2007 and CEO of AIM Distributors from 2004 to 2007. Adriana R. Posada is Senior Portfolio Manager and became a member of the portfolio management team in October 1998. Kirk L. Brown is Senior Portfolio Manager and has served on the portfolio management team since February 1994. Mr. Brown is a CFA Charterholder. Cynthia M. Thatcher is Portfolio Manager and became a member of the portfolio management team upon joining the Manager in December 1999. Ms. Thatcher is a CFA Charterholder.

Messrs. Crumpler and Needles are responsible for recommending sub-advisors to the Funds’ Board of Trustees.  Ms. Posada, Mr. Brown, and Ms. Thatcher oversee the sub-advisors, review the sub-advisors’ performance and allocate the Funds’ assets among the sub-advisors, as applicable.

Michael W. Fields oversees the team responsible for the portfolio management of a portion of the fixed-income assets of the American Beacon Balanced Fund. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Chief Fixed Income Officer. The team responsible for the day to day portfolio management of the American Beacon Balanced Fund includes Patrick A. Sporl and Erin Higginbotham. Mr. Sporl has served as the Senior Portfolio Manager to the American Beacon Balanced Fund since September 2001. He is primarily responsible for determining the Funds’ holdings and characteristics.

Mr. Sporl is a CFA Charterholder. Ms. Higginbotham has served as Portfolio Manager to the American Beacon Balanced Fund since February 2011. She has responsibility for credit and relative value analysis of corporate bonds. Ms. Higginbotham managed cash and money market portfolios at American Beacon Advisors and has been a Portfolio Manager since April 2003. Ms. Higginbotham is a CFA Charterholder.

The Funds’ Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

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The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

AMR Corporation is a minority owner of Lighthouse Holdings, Inc.’s parent company. All other assets of AMR Corporation, its affiliates and employee retirement plans under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program), where applicable are considered when calculating the fees for each sub-advisor. Including these assets may lower the investment advisory fees for each applicable Fund.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (“Barrow”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of October 31, 2012, Barrow had discretionary investment management authority with respect to approximately $66.4 billion of assets, including approximately $4.6 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value, American Beacon Mid-Cap Value and American Beacon Small Cap Value Funds.

Barrow manages client assets on a team basis for their equity and fixed-income strategies. The members of the team for each American Beacon Fund are listed below.

Name and Title of Portfolio Managers	Length of Service to Fund	Business Experience Past 5 Years
Balanced & Large Cap Value Funds

James P. Barrow	Since Inception	Portfolio Manager/Barrow
Portfolio Manager/Executive Director

Mid-Cap Value Fund

James P. Barrow	Since Inception	Portfolio Manager/Barrow
Portfolio Manager/Executive Director

Mark Giambrone	Since Inception	Portfolio Manager/Barrow
Portfolio Manager/Managing Director

Small Cap Value Fund

James S. McClure	Since 2003	Portfolio Manager/Barrow
Portfolio Manager/Managing Director

John P. Harloe	Since 2003	Portfolio Manager/Barrow
Portfolio Manager/Managing Director

Balanced Fund

John S. Williams	Since Inception	Portfolio Manager/Barrow
Portfolio Manager/Managing Director

David R. Hardin	Since Inception	Portfolio Manager/Barrow
Portfolio Manager/Managing Director

J. Scott McDonald	Since 1998	Portfolio Manager/Barrow
Portfolio Manager/Managing Director

Mark C. Luchsinger	Since 1998	Portfolio Manager/Barrow
Portfolio Manager/Managing Director

Deborah A. Petruzzelli	Since 2003	Portfolio Manager/Barrow
Portfolio Manager/Managing Director

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific industry assignments for more specialized, in-depth research.

Barrow manages its fixed-income portion of the American Beacon Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed-income professionals — five senior portfolio managers and five dedicated research analysts. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDES INVESTMENT PARTNERS, L.P. (“Brandes”), 11988 El Camino Real, Suite 500, San Diego, California 92130, is a registered investment adviser. Brandes is 100% beneficially owned by senior professionals of the firm. As of December 31, 2012, Brandes had approximately $27.2 billion in assets under management. Brandes serves as a sub-advisor to the American Beacon Emerging Markets Fund.

Brandes’ Emerging Market Investment Committee is primarily responsible for making the day-to-day investment decisions for the Emerging Markets Portfolio. The Portfolio is team-managed by an investment committee whose members are senior portfolio management and research analysts of Brandes, including Alphonse Chan, Douglas Edman, Christopher Garrett, Louis Lau, Greg Rippel and Gerardo Zamorano, who are the six voting members of Brandes’ Emerging Markets Investment Committee.

Alphonse Chan, Director- Portfolio Management has more than 18 years experience with Brandes. He has been a Director since 2006. Prior to 2006, Mr. Chan served as a Portfolio Manager from 1998 to 2006 and Associate Portfolio Manager from 1994 to 1998. Douglas Edman has been Director, Investments since 2004. Mr. Edman was a Senior Analyst at Brandes from 2000 to 2004, and Portfolio Manager from 1995 to 2000. Christopher Garrett, Institutional Portfolio Manager since 2007, has been with Brandes since 2000. Mr. Garrett was a Portfolio Manager/Analyst from 2000 to 2007. Prior to joining Brandes, Mr. Garrett worked as a portfolio manager/analyst for Dupont Capital Management. Louis Lau has held the position of Senior Analyst at Brandes since 2009.

From 2004 to 2009, Mr. Lau was an Analyst at the firm. Prior to joining Brandes, he worked in investment banking and equity capital markets at Goldman Sachs. Greg Rippel joined Brandes in 2001 as an Analyst. In 2006, Mr. Rippel became a Senior Analyst.

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Prior to joining Brandes, Mr. Rippel worked as an underwriter at Greyrock Capital, a subsidiary of Bank of America. Gerardo Zamorano, Director, Investments, has held this position since 2006. He was a Senior Analyst at Brandes from 2004 to 2006 and an Analyst from 1999 to 2004.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“Brandywine Global”),  2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of October 31, 2012, Brandywine Global had assets under management totaling approximately $41.0 billion, including approximately $4.0 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine Global serves as a sub-advisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund.

Brandywine Global Portfolio Managers for the
American Beacon Balanced and American Beacon Large Cap Value Funds

Paul R. Lesutis, CFA is a portfolio manager for our Classic Large Cap Value Equity strategy. In addition, he is responsible for general research coverage, contributing insights and stock recommendations to all of the firm’s Large Cap Value Equity strategies. Mr. Lesutis joined the firm in 1991. Previously, he served as executive vice president, chief investment officer and portfolio manager with Provident Capital Management, Inc. (1984-1991); director of equity research and portfolio manager with First Pennsylvania Bank (1971-1984), and a securities analyst with E.I. du Pont de Nemours (1966-1971). Mr. Lesutis is a CFA charterholder.  He is a member of the firm's Executive Board.

Patrick S. Kaser, CFA is head of the Large Cap Value Equity team and serves as lead portfolio manager on the Classic Large Cap Value strategy. Mr. Kaser is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations. He joined the firm in 1998. He is a member of the firm's Executive Board.  Before becoming a portfolio manager, Mr. Kaser worked for the firm as an analyst on the Large Cap Value Equity team. He was also Dean Witter as an account executive (1996-1997).  Mr. Kaser is a CFA charterholder.  He is a member of the CFA Society of Philadelphia and has been quoted in The Wall Street Journal, Business Week, The Washington Post, Barron’s and has appeared on Bloomberg television and radio.

James J. Clarke serves as a portfolio manager for our Classic Large Cap Value Equity strategy. He rejoined the Firm in December 2008 after three years serving as a founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds. From 1997 to 2005, Mr. Clarke worked as an equity analyst and portfolio manager for Brandywine Global’ s large, mid and small cap value equity portfolios and was responsible for research coverage of the machinery and REIT sectors, contributing insight and stock recommendations for all of the Firm's domestic equity products. Prior to his initial term of employment with Brandywine Global, Mr. Clarke worked as a financial analyst at Morgan Stanley in New York and Tokyo (1991-1995).

Steve S. Smith, is co-lead portfolio manager for the firm's Global Fixed Income and related strategies. He joined the firm in 1991 to diversify the firm's investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980).

Brandywine Global Portfolio Managers for the
American Beacon Small Cap Value Fund

Henry F. Otto, is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm's Executive Board.

Steve M. Tonkovich, is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining the firm  in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987).He is a member of the firm's Executive Board.

CAUSEWAY CAPITAL MANAGEMENT LLC (“Causeway”), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2012, Causeway had approximately $16.2 billion in assets under management, including approximately $938 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the American Beacon International Equity Fund.

Causeway’s portion of the American Beacon International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin and Conor Muldoon.

Sarah H. Ketterer is the Chief Executive Officer. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global healthcare, information technology, and telecommunication services sectors. He joined the firm as a Director and Portfolio Manager in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity

45

Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary industrials and materials sectors. Mr. Eng joined the firm as a Research Associate in July 2001 and became a Portfolio Manager and Director in 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Kevin Durkin is a Director of Causeway and is responsible for research in the global consumer discretionary, consumer staples, energy, and materials sectors. Mr. Durkin joined the firm in June 2001 as a Research Associate and became Portfolio Manager in 2006. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has co-managed the Fund since January 2006.

Conor Muldoon is a Director of Causeway and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in August 2003 as a Research Associate and became a Portfolio Manager in 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has co-managed the Fund since 2010.

DREMAN VALUE MANAGEMENT, LLC (“Dreman”) is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311. Dreman, an independent investment management firm, was founded by David N. Dreman in 1997, with predecessor firms dating back to 1977. As of December 31, 2012, Dreman had over $3.8  billion of assets under management, which included approximately $246 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Dreman serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Dreman Value Management, LLC. is a contrarian value investment management firm founded in 1997 by David Dreman an author of five books on the subject. Today, Dreman has a team of dedicated contrarians offering a true value solution to investors seeking diversification and long-term results. Dreman’s goal is to provide superior investment performance, consistently and over a long-term horizon using the unique contrarian investment philosophy and disciplined investment approach developed by David Dreman over 30 years ago.

Mark Roach is the Lead Portfolio Manager for Dreman’s portion of the American Beacon Small Cap Value Fund. Mr. Roach manages Dreman’s portion of the Fund jointly with E. Clifton Hoover, Chief Investment Officer and Managing Director and Mario Tufano, Associate Portfolio Manager of the Fund since 2010. Mr. Roach has been a Managing Director and Portfolio Manager of Dreman since 2006. From 2002 to 2006, he was a Portfolio Manager at Vaughan Nelson Investment Management. Mr. Hoover, Chief Investment Officer and Managing Director has been with Dreman since 2006. From 1997 to 2006, he was Managing Director and a Portfolio Manager at NFJ Investment Group. Mario Tufano, Associate Portfolio Manager of the Fund has been with Dreman since 2007. Prior to joining Dreman, Mr. Tufano was an Associate Director and Equity Analyst at UBS Investment Bank.

FRANKLIN ADVISERS, INC. (“Franklin”), One Franklin Parkway, San Mateo, California 94403, is a wholly-owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Fiduciary Trust, Mutual Series, and Darby Investments subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and $781.8 billion in assets under management as of December 31, 2012. Of this amount, approximately $924.7 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Franklin serves as a sub-advisor to the American Beacon High Yield Bond Fund.

Eric Takaha, Senior Vice President and Director of Corporate Credit and High Yield for the Franklin Templeton Fixed Income Group, is the lead portfolio manager of the team that has primary responsibility for managing Franklin’s portion of the Fund. Mr. Takaha joined Franklin’s High Yield team in 1989 and has been Senior Vice President since 2004. He has managed Franklin’s portion of the Fund since September 2006. Chris Molumphy and Glenn Voyles share responsibility for investment decision-making with Mr. Takaha. Mr. Molumphy, Executive Vice President and Chief Investment Officer for the Franklin Templeton Fixed Income Group, joined Franklin in 1988 and has held his current position since 2000. He has managed Franklin’s portion of the Fund since September 2006. Mr. Voyles, Vice President for the Franklin Templeton Fixed Income Group, joined Franklin in 1993 and has been a research analyst and portfolio manager at Franklin since 2000. Mr. Voyles has managed Franklin’s portion of the Fund since September 2006.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“Hotchkis”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional investment management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2012, Hotchkis had approximately $18.8 billion in assets under management, including approximately $3.4 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value and American Beacon Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis’ investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for each Fund are generated by Hotchkis’ investment team.

Although portions of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund are managed by Hotchkis’ investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis’ portion of each Fund’s

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assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the
American Beacon Balanced and American Beacon Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, Patricia McKenna, and Sheldon Lieberman participate in the investment research review and decision making process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds:

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Davis has been a Portfolio Manager since 1989 and Chief Executive Officer since 2001. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999 and has been a Portfolio Manager since 2003. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001 and has been a Portfolio Manager since 2004. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995 and has been a Principal since 2001. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994 and has been a Principal since 2001. Hotchkis’ investment team has managed Hotchkis’ portion of the Funds since 1987.

Hotchkis Portfolio Managers for the
American Beacon Small Cap Value Fund

David Green and Jim Miles participate in the investment research review and decision-making process for the Fund. Mr. Green and Mr. Miles coordinate the day-to-day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1997. Mr. Miles, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Hotchkis’ investment team has managed Hotchkis’ portion of the Fund since its inception in 1999.

LAZARD ASSET MANAGEMENT LLC (“Lazard”), 30 Rockefeller Plaza, 55th Floor, New York, New York 10112, an investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $151.7 billion as of December 31, 2012, including approximately $244 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the American Beacon International Equity Fund.

The following individuals comprise Lazard’s International Equity management team, which is responsible for the day-to-day management of a portion of the American Beacon International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard’s portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity and Global Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has co-managed Lazard’s portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard’s portion of the Fund since November 2005.

Michael Powers is a Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard’s portion of the Fund since May 2003.

LEE MUNDER CAPITAL GROUP, LLC (“LMCG”), located at 200 Clarendon Street, Twenty-Eighth Floor, Boston, MA 02116, provides investment management solutions to institutional and high net worth individuals. LMCG was founded in August 2000. In 2009, LMCG became an affiliate of Convergent Capital Management, LLC (CCM) which acquired a majority ownership stake in the firm. As of December 31, 2012, LMCG had assets of approximately $5.0 billion under management. LMCG serves as a sub-advisor to the American Beacon Mid-Cap Value Fund. Donald Cleven, is the lead Portfolio Manager for LMCG’s Mid Cap Value strategy. He joined LMCG in June 2002 and has been a Portfolio Manager for the Value Team since 2005. Prior to joining LMCG, Mr. Cleven served as an Investment Analyst for American Century Investments.

LOGAN CIRCLE PARTNERS, L.P. (“Logan”), 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, is a wholly-owned subsidiary of Fortress Investment Group LLC. As of September 30, 2012, Logan had more than $20.6 billion in assets under management. Logan serves as a sub-advisor to the American Beacon High Yield Bond Fund.

Timothy L. Rabe, CFA, has been a senior portfolio manager at Logan since 2007 and is responsible for the day-to-day management of Logan’s high yield strategy and for managing Logan’s portion of the Fund. Prior to joining Logan in 2007, Mr. Rabe was head of the high yield team at Delaware Investment Advisors from 2000 to 2007 and led the team responsible for investment strategies for all high yield fixed-income funds and strategies at the firm. From 1995 to 2000, Mr. Rabe was a High Yield Portfolio Manager for Conseco Capital Management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”), 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2012, net assets under management of the MFS organization were approximately $321billion, including approximately $1.3 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. MFS serves as sub-advisor to the American Beacon Large Cap Value Fund.

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Steven Gorham and Nevin Chitkara co-manage MFS’ Large Cap Value Equity strategy. Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992. Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM Inc.”), 522 Fifth Avenue, New York, New York 10036, is a direct subsidiary of Morgan Stanley. As of December 31, 2012, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $338.1 billion, including approximately $204 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MSIM Inc. serves as a sub-advisor to the American Beacon Emerging Markets Fund.

The team consists of portfolio managers and analysts who work collaboratively when making portfolio decisions. Members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, Paul Psaila and Eric Carlson, each a Managing Director of MSIM Inc., Munib Madni,, a Managing Director of MSIM Company and Samuel Rhee, an Executive Director of MSIM Company and Ana Cristina Piedrahita, an Executive Director of MSIM Limited.

MSIM Inc.’s Emerging Markets Equity team manages a portion of the American Beacon Emerging Markets Fund.

Mr. Sharma has been associated with MSIM Inc. in an investment management capacity since 1996 and has managed MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since its inception in 2000. Mr. Psaila has been associated with MSIM Inc. in an investment management capacity since 1994 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since its inception in 2000.  Mr. Carlson has been associated with MSIM Inc. in an investment management capacity since 1997 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since August 2006. Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since May 2012. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since May 2012. Ms. Piedrahita has been associated with MSIM Limited in an investment management capacity since 2002 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since August 2006.

Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

OPUS CAPITAL GROUP, LLC (“Opus”), 1 West Fourth Street, Suite 2500, Cincinnati, Ohio 45202, is an employee-owned registered investment advisor established in 1996. As of December 31, 2012, Opus had assets under management of approximately $1.8 billion, including approximately $643 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Opus serves as a sub-advisor to the American Beacon Small Cap Value Fund.

The Investment Committee at Opus is comprised of Len Haussler, President and Portfolio Manager, Kevin Whelan, Vice President and Portfolio Manager, and Jonathon Detter, Vice President and Portfolio Manager. Opus has a team approach to the buying and selling of individual securities, and a consensus is formed before any purchase or sale of a security is initiated. All of the Portfolio Managers are generalists and look at every potential sale or trade.

Len A. Haussler co-founded Opus in 1996 and serves as the President and Portfolio Manager for the firm. Mr. Haussler conducts equity research and directs investments for all portfolios. He has over 30 years of investment experience and has managed Opus’ portion of the American Beacon Small Cap Value Fund since January 2005.

Kevin P. Whelan has served as Vice President and Portfolio Manager of Opus since 1998. He is primarily responsible for conducting research. Mr. Whelan has over 15 years of investment experience and has managed Opus’ portion of the Fund since January 2005.

Jonathon M. Detter has served as Vice President and Portfolio Manager for Opus since 2003. He is primarily responsible for conducting research and directing trades. Prior to joining Opus, Mr. Detter valued private and public firms at Valuation Research Company and Arthur Andersen LLP. He has over 12 years of investment and valuation experience and has managed Opus’ portion of the Fund since January 2005.

PENN CAPITAL MANAGEMENT COMPANY, INC. (“PENN”), The Navy Yard Corporate Center, Three Crescent Drive, Suite 400, Philadelphia, PA 19112, provides investment management services with emphasis on U.S. high yield fixed income and U.S. micro-cap to mid-cap equity. PENN was founded in 1987 and is an independent, 100% employee owned company. As of December 31, 2012, PENN had assets of approximately $7 billion under management. PENN serves as a sub-advisor to the American Beacon High Yield Bond Fund.

PENN maintains a team approach to decision making, drawing on the expertise of eighteen (18) Portfolio Managers and Analysts. The Team is led by Richard Hocker, the firm’s founder, Chief Investment Officer, and Chairman of PENN’s Credit Committee. Mr. Hocker has managed institutional high yield corporate bond portfolios for over 30 years and has held his current position since founding the firm. Martin Smith, Partner, Senior Portfolio Manager, and member of PENN’s Credit Committee, serves as the Lead Risk Manager for PENN’s Opportunistic High Yield style. Mr. Smith began his career with PENN Capital Management in

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July 1999 and has served in his current position for the past five years. Prior to joining PENN, Mr. Smith served in a research role at both Merrill Lynch Asset Management and Cantone Research.

PZENA INVESTMENT MANAGEMENT, LLC (“Pzena”), 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2012, Pzena had assets of approximately $17.1 billion under management, including approximately $38 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the American Beacon Mid-Cap Value Fund.

Investment decisions for the portion of the American Beacon Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard S. Pzena, Manoj Tandon and Eli Rabinowich. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Mr. Pzena is Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. He has served on the portfolio management team since the inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January 1996. Manoj Tandon is a Principal and Portfolio Manager at Pzena. Mr. Tandon joined Pzena in 2002 as a Sr. Research Analyst. He became a Principal of the firm in 2004 and a Portfolio Manager at the end of 2005. Mr. Tandon has managed Pzena’s portion of the Fund since January 2006. Mr. Rabinowich joined Pzena in 2004 as a Research Analyst.  He became a Principal of the firm in 2008 and a Portfolio Manager at the beginning of 2012.  Mr. Rabinowich has managed Pzena’s portion of the Fund since January 2012.

TEMPLETON INVESTMENT COUNSEL, LLC (“Templeton”), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and more than $781.8 billion in assets under management as of December 31, 2012. Of this amount, approximately $924.7 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the American Beacon International Equity Fund.

Cindy L. Sweeting is an Executive Vice President of Templeton Investment Counsel, LLC and   Director of Portfolio Management for the Templeton Global Equity Group.  Ms. Sweeting has served in these positions since 2001.  Antonio T. Docal has served as an Executive Vice President and Portfolio Manager for the Templeton Global Equity Group since 2003.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“The Boston Company”), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of The Bank of New York Mellon Corporation. Assets under management as of December 31, 2012 were $41.3 billion, including approximately $546 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the American Beacon Small Cap Value and American Beacon Emerging Markets Funds.

The Boston Company Portfolio Managers for the
American Beacon Small Cap Value Fund

Joseph M. Corrado, Senior Managing Director, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Edward R. Walter, Managing Director, has served as US Small Cap Value Equity portfolio manager for The Boston Company since May 2004. Prior to becoming a portfolio manager, Mr. Walter served as research analyst, and he continues to fulfill certain research responsibilities in conjunction with his portfolio management duties. Mr. Walter focuses on the Health Care, Technology, and Industrial sectors. Mr. Corrado and Mr. Walter have managed a portion of the American Beacon Small Cap Value Fund since September 2004.

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The Boston Company Portfolio Managers for the
American Beacon Emerging Markets Fund

D. Kirk Henry is the Senior Managing Director of Non US Value Equities for The Boston Company. He is the lead portfolio manager for the Non US Value and Emerging Markets Value strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the American Beacon Emerging Markets Fund since August 2000. Clifford A. Smith, Senior Managing Director, has been with The Boston Company since 1998. Prior to becoming a portfolio manager in March 2003,he served as research analyst. Mr. Smith continues to conduct research on a variety of regions and sectors. Mr. Smith also serves as Director of Research for The Boston Company’s non-US Value Investment Team. Warren Skillman joined The Boston Company in September 2005 as a Senior Research Analyst. He serves as Managing Director and portfolio manager for a portion of the Emerging Markets Fund since September 2006. As a member of the portfolio management team, Mr. Skillman provides research on Latin America, Asia, Europe, Middle East and Africa.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. The NAV of AMR Class shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when you are unable to buy or sell shares.

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Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Debt securities and certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing under these procedures may be used by any of the Funds, but certain Funds are more likely to hold securities requiring these procedures. The American Beacon Emerging Markets Fund and American Beacon International Equity Fund (the “International Funds”) often fair value securities as a result of significant events occurring after the close of the foreign markets in which these Funds invest. In addition, the American Beacon High Yield Bond Fund may invest in illiquid securities requiring these procedures. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

About Your Investment

Purchase and Redemption of Shares
Eligibility

AMR Class shares are offered only to investors in the retirement and benefit plans of the Manager, AMR Corporation and their affiliates.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge.

Each Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third party checks.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies
If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to sell shares of a Fund.

If you purchased your shares directly from the Funds, your shares may be redeemed by telephone by calling 1-800-658-5811, via the Funds’ website, or by mail on any day that the Funds are open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first). You should contact your broker-dealer or other financial intermediary to find out by what time your order must be received so that it can be processed the same day.

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

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A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the American Beacon Emerging Markets Fund or American Beacon High Yield Bond Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee.

The redemption fee does not apply to:

●	shares acquired through the reinvestment of dividends and distributions;
●	shares acquired through payroll contributions to a retirement or employee benefit plan;
●	shares redeemed through systematic redemption plans;
●	shares redeemed to return excess IRA contributions;
●
certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals; or other transactions that are initiated by a party other than the plan participant.

●	redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans;
●	redemption and exchange transactions made within a “Qualified Wrap Program” as defined in the section titled “Frequent Trading and Market Timing “or
●	shares acquired to commence operations of a Fund.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by a Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

A 90-day exchange restriction applies to the Funds. Pursuant to this restriction, participants will be limited to one purchase and one sale during a rolling 90-day period. Participants exceeding one purchase and one sale of the same Fund within a 90-day period cannot purchase shares of that Fund via an exchange for an additional 90 days.

The exchange restriction does not apply to the following transaction types:

●	payroll contributions;
●	reinvestment of dividends and distributions;
●	minimum required distributions, loans, and hardship withdrawals; or
●	other transactions that are initiated by a party other than the plan participant.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

General Policies

The following policies apply to instructions you may provide to the Funds by telephone:

●
The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

●	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
●	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

●
liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

●	charge a fee and to modify or terminate the exchange privilege at any time, and
●	limit the number of exchanges between Funds a shareholder may exercise.

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund’s NAV, (ii) an increase in a Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund’s NAV is known as market timing. The American Beacon International Equity, American Beacon Emerging Markets, and American Beacon High Yield Bond Funds are particularly at risk for market timing activity. Please see “Market Timing Risk” under the description of each of these Funds.

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The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the American Beacon Emerging Markets and American Beacon High Yield Bond Funds that are sold within 90 days of purchase. The redemption fee is described further in the “Redemption Policies” section. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this prospectus. Additionally, the Manager may, in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of a Fund’s shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types;

●	shares acquired through the reinvestment of dividends and other distributions;
●	systematic purchases and redemptions;
●	shares redeemed to return excess IRA contributions; or
●
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions. The Funds do not have a fixed dividend rate and do not guarantee they will pay any dividends or capital gain distributions in any particular period. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Monthly distributions are paid on the first business day of the following month. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
Balanced	Quarterly	Annually
Large Cap Value	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually
International Equity	Annually	Annually
Emerging Markets	Annually	Annually
High Yield Bond	Monthly	Annually

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

54

Additional Information

Distribution and Service Plans

The Funds do not incur any direct distribution expenses related to AMR Class shares. However, the Funds have each adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares.

Portfolio Holdings

A complete list of each Fund’s holdings is made available on the Funds’ website on a monthly basis. The holdings information is generally posted to the website approximately twenty days after the end of the month and remains available for six months thereafter. A list of each Fund’s ten largest holdings is made available on the Funds’ website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund’s ten largest holdings may also be accessed by selecting a particular Fund’s data sheet.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

55

Delivery of Documents

If you are interested in electronic delivery of the Funds’ summary prospectuses  or shareholder reports, please go to www.americanbeaconfunds.com and click on “Quick Links” and then “Register for E-deliver.”  To reduce expenses, your financial institution may mail only one copy of the prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

56

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds’ financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which you may obtain upon request.

	Balanced Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.27	$12.02	$11.31	$10.19	$15.49

Income from investment operations:
Net investment income	0.31	0.34	0.35	0.39	0.49
Net gains (losses) on securities (both realized and unrealized)	1.34	0.27	1.07	1.24	(4.52)

Total income (loss) from investment operations	1.65	0.61	1.42	1.63	(4.03)

Less distributions:
Dividends from net investment income	(0.38)	(0.36)	(0.71)	(0.51)	(0.48)
Distributions from net realized gains on securities	—	—	—	—	(0.79)

Total distributions	(0.38)	(0.36)	(0.71)	(0.51)	(1.27)

Net asset value, end of period	$13.54	$12.27	$12.02	$11.31	$10.19

Total returnA	13.55%	5.09%	12.84%	16.95%	(28.08)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$710,816	$734,927	$748,422	$681,197	$604,209
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.32%	0.33%	0.33%	0.35%	0.31%
Expenses, net of reimbursements	0.32%	0.33%	0.33%	0.35%	0.31%
Net investment income, before reimbursements	2.57%	2.75%	2.92%	3.75%	3.62%
Net investment income, net of reimbursements	2.57%	2.75%	2.92%	3.75%	3.62%
Portfolio turnover rate	58%	47%	40%	57%	53%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	Large Cap Value Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011c	2010	2009	2008
Net asset value, beginning of period	$18.81	$18.37	$16.14	$14.88	$25.80

Income from investment operations:
Net investment income (loss)A	0.52	0.41	0.34	0.37	0.51
Net gains (losses) on securities (both realized and unrealized)	2.54	0.32	2.22	1.38	(10.26)

Total income (loss) from investment operations	3.06	0.73	2.56	1.75	(9.75)

Less distributions:
Dividends from net investment income	(0.51)	(0.29)	(0.33)	(0.49)	(0.46)
Distributions from net realized gains on securities	—	—	—	—	(0.71)

Total distributions	(0.51)	(0.29)	(0.33)	(0.49)	(1.17)

Net asset value, end of period	$21.36	$18.81	$18.37	$16.14	$14.88

Total returnB	16.75%	3.94%	16.04%	12.59%	(39.43)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$602,667	$568,768	$558,089	$520,799	$497,127
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.33%	0.33%	0.34%	0.36%	0.32%
Expenses, net of reimbursements	0.33%	0.33%	0.34%	0.36%	0.32%
Net investment income (loss), before reimbursements	2.51%	2.21%	1.98%	2.62%	2.44%
Net investment income, net of reimbursements	2.51%	2.21%	1.98%	2.62%	2.44%
Portfolio turnover rate	30%	90%	28%	27%	28%

A
For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

c	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

58

	Mid-Cap Value Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011A	2010	2009	2008
Net asset value, beginning of period	$9.73	$9.27	$7.59	$5.97	$11.07

Income from investment operations:
Net investment income	0.24	0.15	0.10	0.07	0.18
Net gains (losses) on securities (both realized and unrealized)	1.14	0.43	1.66	1.70	(4.35)

Total income (loss) from investment operations	1.38	0.58	1.76	1.77	(4.17)

Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.08)	(0.15)	(0.17)
Distributions from net realized gains on securities	—	—	—	—	(0.76)

Total distributions	(0.15)	(0.12)	(0.08)	(0.15)	(0.93)

Redemption fees added to beneficial interestsB	—	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.96	$9.73	$9.27	$7.59	$5.97

Total return,C,D	14.34%	6.20%	23.28%	30.56%	(40.82)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$76,273	$56,963	$64,012	$53,604	$34,253
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.78%	0.83%	0.77%	0.82%	0.82%
Expenses, net of reimbursements	0.78%	0.83%	0.77%	0.83%	0.82%
Net investment income (loss), before reimbursements	1.46%	1.34%	1.19%	1.38%	1.68%
Net investment income, net of reimbursements	1.46%	1.34%	1.19%	1.38%	1.68%
Portfolio turnover rate	87%	107%	40%	42%	28%

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011

B	Amounts represent less than $0.01 per share.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

59

	Small Cap Value Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.71	$17.76	$14.32	$12.48	$22.05

Income from investment operations:
Net investment income	0.34	0.13	0.18	0.11	0.33
Net gains (losses) on securities (both realized and unrealized)	2.08	0.92	3.38	1.97	(7.15)

Total income (loss) from investment operations	2.42	1.05	3.56	2.08	(6.82)

Less distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.12)	(0.24)	(0.28)
Distributions from net realized gains on securities	—	—	—	—	(2.47)

Total distributions	(0.13)	(0.10)	(0.12)	(0.24)	(2.75)

Net asset value, end of period	$21.00	$18.71	$17.76	$14.32	$12.48

Total returnA,B	13.00%	5.85%	25.00%	17.30%	(34.71)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$306,545	$338,723	$320,715	$271,066	$209,927
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.56%	0.56%	0.57%	0.59%	0.56%
Expenses, net of reimbursements	0.56%	0.56%	0.57%	0.59%	0.56%
Net investment income (loss), before reimbursements	1.14%	0.72%	0.76%	1.11%	1.62%
Net investment income (loss), net of reimbursements	1.14%	0.72%	0.76%	1.11%	1.62%
Portfolio turnover rate	51%	59%	59%	61%	62%

A
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	International Equity Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012	2011	2010	2009		2008
Net asset value, beginning of period	$15.31	$16.78	$15.61	$13.25		$27.54

Income from investment operations:
Net investment income	0.49	0.53	0.39	0.37		0.72
Net gains (losses) on securities (both realized and unrealized)	0.87	(1.44)	1.30	2.99		(11.58)

Total income (loss) from investment operations	1.36	(0.91)	1.69	3.36		(10.86)

Less distributions:
Dividends from net investment income	(0.59)	(0.56)	(0.52)	(0.67)		(0.77)
Distributions from net realized gains on securities	—	—	—	(0.33)		(2.66)

Total distributions	(0.59)	(0.56)	(0.52)	(1.00)		(3.43)

Redemption fees added to beneficial interest	—	—	—	0.00	A	0.00	A

Net asset value, end of period	$16.08	$15.31	$16.78	$15.61		$13.25

Total return,B,C	9.47%	(5.62)%	11.05%	27.70%		(44.65)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$387,197	$388,185	$469,414	$431,499		$328,083
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.45%	0.45%	0.46%	0.48%		0.41%
Expenses, net of reimbursements	0.45%	0.45%	0.46%	0.48%		0.41%
Net investment income (loss), before reimbursements	3.16%	3.15%	2.45%	3.00%		3.24%
Net investment income, net of reimbursements	3.16%	3.15%	2.45%	3.00%		3.24%
Portfolio turnover rate	60%	33%	38%	41%		31%

A	Amounts represent less than $0.01 per share.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable..

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	Emerging Markets Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012		2011A		2010		2009	2008
Net asset value, beginning of period	$12.74		$14.62		$12.02		$9.06	$24.37

Income from investment operations:
Net investment income	0.14		0.18		0.11		0.09	0.33
Net gains (losses) on securities (both realized and unrealized)	0.12		(1.97)		2.68		4.43	(11.91)

Total income (loss) from investment operations	0.26		(1.79)		2.79		4.52	(11.58)

Less distributions:
Dividends from net investment income	(0.15)		(0.09)		(0.19)		(0.25)	(0.18)
Distributions from net realized gains on securities	(1.41)		—		—		(1.31)	(3.55)

Total distributions	(1.56)		(0.09)		(0.19)		(1.56)	(3.73)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	—	—

Net asset value, end of period	$11.44		$12.74		$14.62		$12.02	$9.06

Total returnC,D	3.26%		(12.30)%		23.47%		61.01%	(55.48)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$103,363		$113,894		$128,841		$109,985	$72,516
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.24%		1.31%		1.34%		1.42%	1.17%
Expenses, net of reimbursements	1.24%		1.31%		1.34%		1.42%	1.17%
Net investment income (loss), before reimbursements	1.15%		1.29%		0.79%		1.27%	1.46%
Net investment income (loss), net of reimbursements	1.15%		1.29%		0.79%		1.27%	1.46%
Portfolio turnover rate	44%		101%		64%		70%	82%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.

B	Amounts represent less than $0.01 per share.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	High Yield Bond Fund-AMR Class
	Year Ended October 31,
For a share outstanding throughout the period:	2012		2011D		2010		2009	2008A
Net asset value, beginning of period	$8.68		$9.06		$8.42		$6.77	$10.11

Income from investment operations:
Net investment income	0.70		0.74		0.78		0.81	0.80
Net gains (losses) on securities (both realized and unrealized)	0.42		(0.38)		0.63		1.65	(3.34)

Total income (loss) from investment operations	1.12		0.36		1.41		2.46	(2.54)

Less distributions:
Dividends from net investment income	(0.70)		(0.74)		(0.77)		(0.81)	(0.80)
Distributions from net realized gains on securities	—		—		—		—	—

Total distributions	(0.70)		(0.74)		(0.77)		(0.81)	(0.80)

Redemption fees added to beneficial interestsB	0.00	B	0.00	B	0.00	B	—	—

Net asset value, end of period	$9.10		$8.68		$9.06		$8.42	$6.77

Total returnC	13.46%		3.96%		17.59%		39.41%	(26.84)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$86,030		$73,298		$89,992		$92,659	$44,060
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.62%		0.60%		0.54%		0.53%	0.58%
Expenses, net of reimbursements	0.62%		0.60%		0.54%		0.53%	0.58%
Net investment income (loss), before reimbursements	7.91%		8.18%		8.91%		10.34%	8.64%
Net investment income, net of reimbursements	7.91%		8.18%		8.91%		10.34%	8.64%
Portfolio turnover rate	100%		149%		176%		212%	157%

A	On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.

B	Amounts represent less than $0.01 per share.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

D	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.

61

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (“SAI”)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658- 5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	americanbeaconfunds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon International Equity Fund, American Beacon Emerging Markets Fund and American Beacon High Yield Bond Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984

STATEMENT OF ADDITIONAL INFORMATION
AMERICAN BEACON FUNDSSM
February 28, 2013

American Beacon Balanced Fund
A CLASS [ABFAX]
C CLASS [ABCCX]
Y CLASS [ACBYX]
ADVISOR CLASS [ABLSX]
AMR CLASS [AABNX]
INSTITUTIONAL CLASS [AADBX]
INVESTOR CLASS [AABPX]

American Beacon Large Cap Value Fund
A CLASS [ALVAX]
C CLASS [ALVCX]
Y CLASS [ABLYX]
ADVISOR CLASS [AVASX]
AMR CLASS [AAGAX]
INSTITUTIONAL CLASS [AADEX]
INVESTOR CLASS [AAGPX]
RETIREMENT CLASS [ALCRX]

American Beacon Mid-Cap Value Fund
A CLASS [ABMAX]
C CLASS [AMCCX]
Y CLASS [ACMYX]
ADVISOR CLASS [AMCSX]
AMR CLASS [AMDIX]
INSTITUTIONAL CLASS [AACIX]
INVESTOR CLASS [AMPAX]

American Beacon Small Cap Value Fund
A CLASS [ABSAX]
C CLASS [ASVCX]
Y CLASS [ABSYX]
ADVISOR CLASS [AASSX]
AMR CLASS [AASVX]
INSTITUTIONAL CLASS [AVFIX]
INVESTOR CLASS [AVPAX]
RETIREMENT CLASS [ASCVX]

 American Beacon Small Cap Value II Fund
Y CLASS [ABBYX]
INVESTOR CLASS [ABBVX]

American Beacon International Equity Fund
A CLASS [AIEAX]
C CLASS [AILCX]
Y CLASS [ABEYX]
ADVISOR CLASS [AAISX]
AMR CLASS [AAIAX]
INSTITUTIONAL CLASS [AAIEX]
INVESTOR CLASS [AAIPX]
RETIREMENT CLASS [ABIRX]

American Beacon Emerging Markets Fund
A CLASS [AEMAX]
C CLASS [AEMCX]
Y CLASS [ACEYX]
AMR CLASS [AAMRX]
INSTITUTIONAL CLASS [AEMFX]
INVESTOR CLASS [AAEPX]

American Beacon High Yield Bond Fund
A CLASS [ABHAX]
C CLASS [AHBCX]
Y CLASS [ACYYX]
AMR CLASS [ABMRX]
INSTITUTIONAL CLASS [AYBFX]
INVESTOR CLASS [AHYPX]

American Beacon Retirement Income and Appreciation Fund
A CLASS [AAPAX]
C CLASS [ABACX]
Y CLASS [ACRYX]
INVESTOR CLASS [AANPX]

American Beacon Intermediate Bond Fund
A CLASS [AITAX]
C CLASS [AIBCX]
Y CLASS [ACTYX]
INSTITUTIONAL CLASS [AABDX]
INVESTOR CLASS [ABIPX]

American Beacon Short-Term Bond Fund
A CLASS [ANSAX]
C CLASS [ATBCX]
Y CLASS [ACOYX]
INSTITUTIONAL CLASS [AASBX]
INVESTOR CLASS [AALPX]

This Statement of Additional Information (“SAI”) should be read in conjunction with the A Class, C Class, Y Class, Advisor Class, Institutional Class, Investor Class, and Retirement Class Prospectus dated February 28, 2013 (the “Combined Prospectus”) and the AMR Class Prospectus dated February 28, 2013 (the “AMR Prospectus,” and together with the Combined Prospectus, the “Prospectuses”) for the separate series of the above named American Beacon Funds (each, a “Fund” and collectively, the “Funds”), a Massachusetts business trust. Copies of the Combined Prospectus and the AMR Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectuses without charge by visiting the Funds’ website at www.americanbeaconfunds.com. This SAI is incorporated herein by reference to the Funds’ Prospectuses. In other words, it is legally a part of each Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

The American Beacon Funds’ Annual Report to shareholders for the period ended October 31, 2012 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. Copies of the Funds’ Annual Report may be obtained, without charge, upon request by calling (800) 658-5811.

Organization and History of the Funds	1
Additional Information About Investment Strategies and Risks	1
Non-Principal Investments Strategies and Risks	22
Investment Restrictions	23
Temporary Defensive and Interim Investments	24
Portfolio Turnover	25
Disclosure of Portfolio Holdings	25
Lending of Portfolio Securities	27
Trustees and Officers of the Trust	27
Code of Ethics	34
Proxy Voting Policies	34
Control Persons and 5% Shareholders	34
Investment Sub-Advisory Agreements	48
Management, Administrative and Distribution Services	50
Other Service Providers	52
Portfolio Managers	53
Portfolio Securities Transactions	75
Additional Purchase and Sale Information for A Class Shares	78
Additional Information Regarding Contingent Deferred Sales Charges	80
Redemptions in Kind	80
Tax Information	81
Description of the Trust	85
Financial Statements	85
Appendix A: Proxy Voting Policy and Procedures for the Trust	A-1
Appendix B: Proxy Voting Policies — Investment Sub-Advisors	B-1
Appendix C: Ratings Definitions	C-1

ORGANIZATION AND HISTORY OF THE FUNDS

Each Fund is a separate investment portfolio of the American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. All of the Funds are diversified. Each Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, Advisor Class, AMR Class, Institutional Class, Investor Class, and Retirement Class shares of the Trust. Prior to December 2009, the American Beacon Retirement Income and Appreciation Fund’s name was American Beacon Enhanced Income Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of each Fund are described in the Combined Prospectus and the AMR Prospectus. This section contains additional information about the Funds’ investment policies and risks and types of securities a Fund may purchase. The composition of a Fund’s portfolio and the strategies a Fund may use in selecting portfolio securities may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing their investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. In the following table, Funds with an “X” in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an “X”.

Strategy/Risk	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small Cap Value II Fund	International Equity Fund	Emerging Markets Fund	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short Term Bond Fund
Asset-Backed Securities	X							X	X	X	X
Bank Deposit Notes								X			X
Borrowing Risks	X	X	X	X	X	X	X	X	X	X	X
Callable Securities	X							X	X	X	X
Cash Equivalents	X	X	X	X	X	X	X	X	X	X	X
Commercial Paper	X							X	X	X	X
Common Stock	X	X	X	X	X	X	X		X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X
Cover and Asset Segregation	X	X	X	X	X	X	X		X	X
Currencies						X	X
Debentures	X								X	X	X
Depositary Receipts	X	X	X	X	X	X	X		X
Derivatives	X	X	X	X	X	X	X	X	X	X	X
Dollar Rolls									X	X
Emerging Market Investments	X	X	X	X	X	X	X	X	X	X
Eurodollar and Yankeedollar Obligations	X							X	X	X	X
Fixed Income Securities	X							X	X	X	X
Foreign Securities	X	X	X	X	X	X	X	X	X	X	X
Forward Contract and Forward Foreign Currency Exchange Contracts						X	X

Futures Contracts	X	X	X	X	X	X	X		X	X
Growth Stocks Risk	X	X	X	X	X	X	X		X	X
High-Yield Bonds								X	X
Illiquid and Restricted Securities	X	X	X	X	X	X	X	X	X	X	X
Indebtedness, Loan Participations, and Assignments									X	X	X
Index Futures Contracts and Options on Index Futures Contracts	X	X	X	X	X	X	X		X
Inflation-Indexed Securities									X
Initial Public Offerings	X	X	X	X	X	X	X		X
Interfund Lending	X	X	X	X	X	X	X	X	X	X	X
Issuer Risk	X	X	X	X	X	X	X	X	X	X	X
Large Capitalization Companies Risk	X	X	X			X	X		X	X	X
Limited Liability Companies	X	X	X	X	X			X	X
Loan Transactions				X	X	X
Market Events	X	X	X	X	X	X	X	X	X	X	X
Master Demand Notes	X								X	X	X

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Strategy/Risk	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small Cap Value II Fund	International Equity Fund	Emerging Markets Fund	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short Term Bond Fund
Mid-Capitalization Companies Risk	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Backed Securities	X								X	X	X
Municipal Securities	X								X	X	X
Options									X
Other Investment Company Securities and Other Exchange Traded Products	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X	X	X	X	X	X
Publicly Traded Partnerships; Master Limited Partnerships	X	X	X	X	X		X		X
Real Estate Related Investments	X	X	X	X	X	X	X	X	X
Repurchase Agreements								X	X	X	X
Reverse Repurchase Agreements								X	X	X	X
Rights and Warrants	X	X	X	X	X	X	X	X	X
STRIPs and Zero Coupons	X							X	X	X	X
Small Capitalization Companies Risk	X	X	X	X	X	X	X	X	X	X	X
Structured Products									X
Synthetic Convertible Securities									X
Time-Zone Arbitrage						X	X
U.S. Government Agency Securities	X							X	X	X	X
U.S. Treasury Obligations	X	X	X	X	X	X	X	X	X	X	X
Value Stocks	X	X	X	X	X	X	X		X	X
Variable or Floating Rate Obligations	X							X	X	X	X
Variable Rate Auction and Residual Interest Obligations	X							X	X	X	X
When-Issued and Forward Commitment Transactions	X								X	X	X

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Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so called plastic bonds, backed by credit card receivables. A Fund is permitted to invest in asset-backed securities, subject to a Fund’s rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are occasionally supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Deposit Notes — Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt.  Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

Borrowing Risks — A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund’s return.

Callable Securities — A Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by a Fund may be invested in securities paying lower coupon rates. Thus, a Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Fund’s total return.

Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

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Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit (“CDs”) are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee dollar CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper — A Fund may invest in commercial paper and other short-term notes. Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Cover and Asset Segregation — A Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the “SEC”) and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if a Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid securities having a value at least equal to the value of the deliverable currency. Alternatively, a Fund could cover its obligation by entering into an offsetting transaction to acquire an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price received by the Fund under the currency forward contract.

A Fund’s approach to asset coverage may vary among different types of investments. With respect to certain investments, the Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, the Fund’s current obligations will generally be equal only to the net amount to be paid by the Fund based on the relative values of the positions held by each party to the agreement (the “net amount”).

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Inasmuch as a Fund covers its obligations under these transactions as described above, the Manager and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the sub-advisors’ ability to manage the Fund’s portfolio.

Currencies — A Fund may have significant exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures, swaps for cross-currency investments, direct investments in non- U.S. currencies and in securities denominated in non-U.S. currencies.

Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Debentures — Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

A Fund may invest in one or more of the following types of derivatives, including options, futures, forwards, warrants, structured products, interest rate caps, floors, collars, reverse collars, and other derivative instruments. The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of derivatives, including the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. The Dodd-Frank Act requires the SEC and the U.S. Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all swaps and security-based swaps to CFTC and SEC jurisdiction, respectively.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the Funds, have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5.  The CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options  that are “in-the-money” at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  Further, to qualify for the exclusion in amended Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.

Amended Regulation 4.5 was effective on April 24, 2012, but the compliance date for advisers to existing funds, such as the Funds, is January 1, 2013.  However, the Manager is not registered as a commodity pool operator (“CPO”) in reliance on the delayed

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compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight (“Division”) of the Commodity Futures Trading Commission (“CFTC”).  Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”).  Such guidance is expected to clarify how to calculate compliance with the thresholds given the Fund’s investments in investment vehicles, such as securitization vehicles, which may cause a Fund to be deemed to be indirectly trading commodity interests.  Prior to the Deadline, the Manager will determine whether it must register as a CPO or whether it may rely on an exemption or exclusion with respect to the Funds.  If the Manager determines that it can rely on the exclusion in Regulation 4.5 with respect to the Fund, the Manager will reaffirm its current Regulation 4.5 exclusion, as previously filed, and comply with the thresholds in Regulation 4.5 with respect to any other commodity interests in the Fund’s portfolio.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Derivatives may be illiquid and may be more volatile than other types of investments. A Fund may buy derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk.

Transactions in derivatives, other than purchased options, may expose a Fund to an obligation to another party and, as a result, the Fund may need to “cover” the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed under “Cover and Asset Segregation.”

Dollar Rolls — A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. When applicable, each Fund maintains with its custodian a segregated amount of liquid securities in an amount at least equal to the forward purchase obligation.

Emerging Market Investments — A Fund may invest in the securities and derivatives of issuers domiciled in various countries with emerging capital markets. Investments in the securities and derivatives of issuers domiciled in countries with emerging capital markets involve significantly higher risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

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A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Eurodollar and Yankeedollar Obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Fixed Income Securities — A Fund may hold debt, including corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. See “High Yield Bonds” disclosure below for the risks associated with low-quality, higher-risk corporate bonds, a type of fixed income security.

Foreign Securities — A Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce each Fund’s rights as an investor.

A Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

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Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Forward Contracts and Forward Foreign Currency Exchange Contracts — A Fund may enter into forward contracts and forward foreign currency exchange contracts (“forward currency contracts”). Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges — for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

A Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. In addition, a Fund may use forward currency contracts when a sub-advisor wishes to “lock in” the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

A Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A Fund may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies a Fund’s exposure to foreign currency exchange rate fluctuations.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

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Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor.

Non-Deliverable Forwards — A Fund also may enter into non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

A Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s respective returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5.  Therefore, Funds with respect to which the Manager is claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under “Derivatives.”

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF.  With respect to NDFs that are centrally-cleared, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

Futures Contracts — Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial deposit” consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures

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contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

Growth Stocks Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s investments in growth stocks may underperform value or non-growth stocks that have a broader investment style.

High-Yield Bonds — High-yield, non-investment grade bonds (also known as junk bonds) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, Standard & Poor’s and Fitch, Inc. rate them below Baa, BBB and BBB, respectively. Please see “Appendix C Ratings Definitions” below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by

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smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among multiple bond issuers.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuers default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.

Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund that agrees they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

The Manager and the applicable sub-advisors will carefully monitor a Fund’s investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or a sub-advisor acting under guidelines established by the Trust’s Board of Trustees (“Board”), may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Historically, illiquid securities have included securities that have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

 Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to

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predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Indebtedness, Loan Participations and Assignments — A Fund may purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any rating organization.

A Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, a Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, a Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. A Fund may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or a sub-advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

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Index Futures Contracts — A Fund may invest in index futures contracts for investment purposes, including for short-term cash management purposes.

Index Futures Contracts — U.S. futures contracts traded on exchanges that have been designated “contracts markets” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets.

At the same time a futures contract on an index is purchased or sold, a Fund must allocate cash or securities as a deposit payment (“initial deposit”) based on the contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.

Futures Contracts on Stock Indices — A Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Index Futures Contracts”). This technique is used only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund.

In general, each transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount that approximately offsets the decline in value of the portion of a Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by a Fund.

Inflation-Indexed Securities — Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation.

In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments. The U.S. Treasury guarantees to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity.

Changes in market expectations for real interest rates may result in volatility in a Fund’s share price. There can be no assurance that the designated inflation index for an inflation-indexed security will accurately reflect the real inflation rate.

Initial Public Offerings — A Fund can invest in initial public offerings (“IPOs”). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds and American Beacon Select Funds may participate in a credit facility whereby each American Beacon Fund and American Beacon Select Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds and/or American Beacon Select Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report on credit facility activities to the Board.  The credit facility can provide a borrowing Fund with savings at times when the cash position of a Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce a Fund’s need to borrow from banks, a Fund remains free to establish lines of credit or other borrowing arrangements with banks.

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Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Limited Liability Companies — A Fund may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States. These securities are similar to common or preferred stock.

Loan Transactions — Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. Such loan transactions are referred to in this SAI as “qualified” loan transactions.  The purpose of a qualified loan transaction is to capture a demand premium paid by the borrower or to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held or reinvested by it. Cash collateral received through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board. Please see the “Lending of Portfolio Securities” section for additional information.

Market Events — Turbulence in the financial sector has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on a Fund.

Master Demand Notes — Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

These notes are direct lending arrangements between the lender and borrower and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payment on demand. The sub-advisors will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. Investments in master demand notes are subject to the limitation on investments in illiquid securities.

Mid-Capitalization Companies Risk — Investments in medium-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Mortgage-Backed Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

Commercial Mortgage-Backed Securities (“CMBS”) — CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the

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underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations (“CMOs”) — CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), government sponsored corporations owned entirely by private stockholders. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

Mortgage Pass-Through Securities — Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”), or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

(1) GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) — GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

(2) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

(3) FHLMC Mortgage Participation Certificates (“Freddie Macs”) — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely

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payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States and do not constitute a debt or obligation of the United States. Please see additional information regarding Freddie Mac and Fannie Mae below for further information.

(4) FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”) — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States. Please see additional information regarding Freddie Mac and Fannie Mae below for further information.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend emergency funds to Fannie Mae and Freddie Mac and to purchase their stock. In September 2008, those capital concerns lead the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, the Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Freddie Mac and Fannie Mae through its preferred stock purchases through 2012, no assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Freddie Mac and Fannie Mae will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.

In addition, the problems faced by Fannie Mae and Freddie Mac resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. From the end of 2007 through the second quarter of 2012, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187 billion through draws under the preferred stock purchase agreements.  However, they have repaid approximately $46 billion in dividends.  Both Fannie Mae and Freddie Mac ended the second quarter of 2012 with positive net worth, and as a result, neither required a draw from the U.S. Treasury. Serious discussions among policymakers continue, however, as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See

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“Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Municipal Securities — Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. A Fund may invest in both taxable and tax-exempt municipal securities. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities are facing severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by a Fund. Municipal securities are also subject to interest rate risk.

General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation.

Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Private activity bonds are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in

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the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. See “Tax Information — Taxation of the Funds’ Shareholders.”

Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

Options — A Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. A Fund will only write (sell) covered call and put options. For a further description, see “Cover and Asset Segregation.”

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When a Fund writes an option, an amount equal to the net premium received by a Fund is included in the liability section of a Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Other Investment Company Securities and Other Exchange Traded Products — A Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. A Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments.  If a Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable money market Funds sponsored by the Manager.

A Fund may purchase shares of ETFs. ETFs trade like a common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares may have advantages over futures in certain circumstances. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage. As a shareholder of an ETF, a Fund would be subject to its ratable share of ETFs expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a

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wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. A Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Publicly Traded Partnerships; Master Limited Partnerships — A Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amount a Fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects

Real Estate Related Investments — A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject a Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of a Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund’s portfolio. A Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, U.S.-qualified REITs are subject to the possibility of failing to a) qualify for tax-free pass-through of income under the Internal Revenue Code and b) maintain exemption eligibility from the investment company registration requirements.

Repurchase Agreements — A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Fund to earn income while retaining “overnight” flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio’s rights. The Fund’s Board of Trustees has

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established procedures pursuant to which the sub-advisors monitor the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

A Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of a sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depository Receipts, exchange-traded funds, corporate obligations and convertible securities.

Reverse Repurchase Agreements — A Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets a Fund may invest in rights and warrants.

Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations — Separately traded registered interest and principal securities or “STRIPS” and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. A Fund will take into account as income a portion of the difference between these obligations’ purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

Small Capitalization Companies Risk — Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Structured Products — A Fund may invest in structured products, including instruments such as credit-linked securities, and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.

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Credit-Linked Securities - Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Synthetic Convertible Securities — A sub-advisor to the Fund or third party may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to a true convertible security, the character of a synthetic convertible security allows the combination of components representing more than one issuer, when the investment advisor believes that such a combination would better promote a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A Fund faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, a Fund also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

A Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to “time- zone arbitrage.” If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

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Value Stocks — Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While a Fund’s investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

Variable or Floating Rate Obligations — The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are generally less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every one to six months. Floaters provide a Fund with a certain degree of protection against rises in interest rates, but a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Variable Rate Auction and Residual Interest Obligations — Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by a Fund to purchase or sell securities at a future date. These transactions enable a Fund to “lock-in” what the Manager or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, a Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

A Fund maintains with the Custodian segregated (or earmarked) liquid securities  in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, a Fund may be disadvantaged.

NON PRINCIPAL INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectuses, the American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Small Cap Value II Fund may:

Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one rating organization if it is the only rating organization rating that security. Obligations rated in

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the fourth highest rating category are limited to 25% of each of these Funds’ debt allocations. These Funds, at the discretion of the Manager, or the applicable sub-advisor, may retain a debt security that has been downgraded below the initial investment criteria.

The American Beacon High Yield Bond Fund may invest more than 20% in investment grade debt securities and more than 25% in obligations rated in the fourth highest rating category.

The American Beacon International Equity Fund may invest up to 20% of its total assets in non-U.S. debt securities that are rated at the time of purchase in one of the three highest rating categories by any rating organizations or, if unrated, are deemed to be of comparable quality by the applicable sub-advisor and traded publicly on a world market.

Each Fund may (except where indicated otherwise):

1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the 1940 Act, or exemptive relief granted by the SEC.

3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of a Fund to the extent required by law.

4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5. Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”). A Fund will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust’s Board of Trustees (“Board”) that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by a Fund will be a Fund’s interest in the investment company.

All Funds

Fundamental Investment Restrictions. The following discusses the investment policies of each Fund.

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In addition to the investment objectives noted in the Prospectus, the following restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund’s outstanding interests. “Majority of the outstanding voting securities” under the 1940 Act and as used herein means, with respect to each Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.

No Fund may:

1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund’s total assets.

8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries. For purposes of this restriction, a Fund will regard tax exempt securities issued by municipalities and their agencies not to be an industry.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board. Each Fund may not:

1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin or effect short sales, except that a Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or a sub-advisor believes it is appropriate and in a Fund’s best interest, a Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these type of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

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These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of other investment companies, including open-end funds, exchange-traded funds; or money market funds, including investment companies advised by the Manager or a sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund’s transaction costs and generate additional capital gains or losses. The portfolio turnover rate for the American Beacon Large Cap Value Fund declined to 30% during  the fiscal year ended October 31, 2012, which is within its expected range, from 90% during the fiscal year ended October 31, 2011. During the previous fiscal year the turnover ratio was elevated due to the termination of a sub-advisor, the addition of a new sub-advisor and the reallocation of assets to a different sub-advisor. The portfolio turnover rate of the American Beacon International Equity Fund increased from 33% during the fiscal year ended October 31, 2011 to 60% during the fiscal year ended October 31, 2012 due to a sub-advisor termination and the reallocation of assets to the remaining sub-advisors. The portfolio turnover rate of the American Beacon Emerging Markets Fund declined from 101% for fiscal year ended October 31, 2011 to 44% for fiscal year ended October 31, 2012 due to the transition of assets to a newly added sub-advisor in 2011. The portfolio turnover rate for the American Beacon Intermediate Bond Fund increased to 144% for the fiscal year ended October 31, 2012 from 75% during the fiscal year ended October 31, 2011. It is not unusual for this Fund to have significant turnover.  Historically its turnover has been high (75%, 90%, 157%, 105%, and 85% in the previous five fiscal years).  In addition to its active portfolio management style, the Fund was subject to significant cash flow activity during the year, causing additional trading activity.   The turnover rate in the American Beacon Short-Term Bond Fund declined during the fiscal year ended October 31, 2012 to 18% from 65% during fiscal year ended October 31, 2011 as the Fund held its positions while the credit markets improved and market volatility subsided.  The Fund was positioned for an improvement in market fundamentals during the year, as such, heavy trading activity was not deemed necessary.  Going forward, the turnover ratio is likely to increase as the Short-Term Bond Fund is repositioned to reflect the relatively low level of credit spreads and potential for rising interest rates.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund publicly discloses portfolio holdings information as follows:

1.
a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the Securities and Exchange Commission within ten days thereafter;

2.
a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the Securities and Exchange Commission within sixty days of the end of the fiscal quarter;

3.	a complete list of holdings for each Fund as of the end of each month on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

4.
ten largest holdings for each Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of a Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund’s best interest.

Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds’ policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. The purpose of this policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders.

Third Party Service Providers. The Funds have ongoing arrangements with third party service providers that require access to Fund holdings to provide services to the Funds or to assist the Manager and the sub-advisors in managing the Funds (“service providers”). These service providers routinely receive

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complete portfolio holdings information prior to the public disclosure of such information. The service providers have a duty to keep the Funds’ nonpublic information confidential either through written contractual arrangements with the Funds (or another Fund service provider) or by the nature of their role with respect to the Funds (or the service provider). The Funds have determined that complete disclosure of nonpublic holdings information to the following categories of service providers fulfills a legitimate business purpose and is in the best interest of shareholders: investment managers, custodian banks, pricing services, fund accounting agents, independent registered public accounting firms, trade execution analytics providers, securities lending agents, and portfolio analytic services. These service providers may have access to complete Fund holdings on a daily basis with no lag.  The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers: the Manager, the sub-advisors, State Street Bank and Trust Company (“State Street”), Investment Technology Group, Inc., Ernst & Young LLP (“Ernst & Young”), Elkins McSherry LLC, and Brown Brothers Harriman & Co. (“BBH”). The Manager and the sub-advisors serve as investment managers to each Fund and have access to complete holdings on an intraday basis with no lag. State Street serves as the Trust’s custodian, accounting, and pricing agent. State Street has access to complete Fund holdings on a daily basis with no lag. Investment Technology Group, Inc. provides fair valuation services to certain Funds that have significant holdings in foreign securities and receives the complete list of holdings for those Funds on a daily basis with no lag.  Ernst & Young serves as the Funds’ independent registered public accounting firm and has access to the complete list of holdings on an annual basis with no lag. In addition, Ernst & Young may be provided with holdings information on an ad hoc basis when the Manager seeks their advice on matters related to those holdings. Elkins McSherry LLC has access to daily holdings with no lag in order to provide execution cost analysis for the Funds’ portfolio trades.  BBH serves as the securities lending agent to the Funds that participate in securities lending activities and has access to the complete list of holdings of those Funds on a daily basis with no lag.  FactSet Research Systems, Inc. receives daily holdings with a one-day lag in order to provide performance and portfolio analytics to the Funds’ investment managers.

Certain third parties are provided with nonpublic information on particular holdings (not a complete list) by the Manager and sub-advisors on an ad hoc basis. These third parties include: proxy voting research providers, broker-dealers, borrowers of the Funds’ portfolio securities, pricing services, legal counsel, and issuers (or their agents). Proxy voting research providers receive holdings information for securities that are soliciting shareholder votes, and the holdings information may be as recent as prior day. Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities receive limited holdings information on a current basis with no lag. For the Funds that participate in securities lending activities, potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

Rating and Ranking Organizations. The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Funds have determined that complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Funds have the following arrangements with rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Organization	Frequency of Disclosure	Lag
Bloomberg	Quarterly	Week following disclosure on Funds’ website
Lipper/Reuters	Monthly	5 business days
Morningstar	Monthly	Week following disclosure on Funds’ website

The rating and ranking organizations receiving holdings information prior to disclosure on the American Beacon Funds’ website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Funds withhold disclosure of fund holdings information until at least one day following disclosure on the Funds’ website.

Other Disclosure. Disclosure of nonpublic portfolio holdings information to parties other than rating and ranking organizations or service providers must meet all of the following conditions:

1.	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds’ website and not to trade based on the information;

2.	Holdings may only be disclosed as of a month-end date;

3.	No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4.	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, the Compliance  shall consider the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g. passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. In its analysis, the Compliance staff shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Manager or any affiliated person of the Fund on the other. For example, the Compliance staff will inquire whether the Manager has entered into any special arrangements with the requestor to share nonpublic portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for disclosures that were approved during the period.

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The Compliance staff will determine whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and thus requires disclosure in the Funds’ SAI.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. However, it is the Funds’ policy to attempt to terminate loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 33-1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds that invest in U.S. Government and agency securities advised by the Manager.

For all Funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, BBH. The amount of such compensation depends on the income generated by the loan of the securities. Each Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including American Beacon Advisors, Inc. (“American Beacon”), which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s Chief Compliance Officer. The Board also is assisted by the Trust’s independent registered public accounting firm (who reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, American Beacon, each Fund’s investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds’ investment advisers.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the

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Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves each Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of the 24 series within the Trust and 2 series within the American Beacon Select Funds. The same persons who constitute the Board also constitute the board of trustees of American Beacon Select Funds.

The Board holds four regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

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The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee serves for an indefinite term, or until his or her removal, resignation, or retirement*.  Each Trustee has and continues to serve the same term as a Trustee of the American Beacon Select Funds as he or she has with the Trust.

Name (Age)	Position And Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Gerard J. Arpey ** (54)	Trustee since 2012
Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present).

Alan D. Feld*** (76)	Trustee since 1996
Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, American Beacon Mileage Funds (1996-2012).

NON-INTERESTED TRUSTEES
W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008
Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits);  Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (69)	Trustee since 2004 Chairman since 2008
Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).

R. Gerald Turner (67)	Trustee since 2001
President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

Paul J. Zucconi, CPA (72)	Trustee since 2008
Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012).

*
The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

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**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.

***
Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, and service to several charitable organizations.

W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a trustee to a private university, a children’s hospital and a school, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, and member of numerous financial services industry associations.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.

Paul J. Zucconi: Mr. Zucconi has extensive financial experience as partner with a large public accounting firm auditing financial services firms, including investment companies, organizational management and financial experience as a director to various publicly held and private companies, including acting as chairman or as a member of their audit and/or audit and compliance committees, service as a board member to a local chapter of not-for-profit foundation; and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”), consisting of Messrs. Zucconi (Chair), Duffy and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are “interested persons” of the Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the

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Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s Chief Compliance Officer in connection with his or her implementation of the Trust’s Compliance Program. The Audit Committee met four times during the fiscal year ended October 31, 2012.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair) and Turner. Mr. Massman, as Chairman of the Trust, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund. The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2012.

The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms Cline (Vice-Chair), Mr. Arpey, and Ms. McKenna. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met fivetimes during the fiscal year ended October 31, 2012.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2012.

INTERESTED

American Beacon Fund	Arpey	Feld
Balanced	Over $100,000	None
Emerging Markets	None	None
High Yield Bond	None	None
Intermediate Bond	None	None
International Equity	Over $100,000	None
Large Cap Value	Over $100,000	None
Mid-Cap Value	None	None
Retirement Income and Appreciation	None	None
Short-Term Bond	None	None
Small Cap Value	None	None
Small Cap Value II	None
Aggregate Dollar Range of Equity Securities in all Trusts (26 Funds)	Over $100,000	Over $100,000

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American Beacon Fund	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner	Zucconi
Balanced	None	$ 50,001- $100,000	None	None	$50,001-$100,000	None	None	None
Emerging Markets	None	$ 10,001- $50,000	None	None	$10,001-$50,000	None	None	None
High Yield Bond	None	None	None	None	$10,001-$50,000	None	None	None
Intermediate Bond	None	None	None	None	$10,001-$50,000	None	None	None
International Equity	None	$50,001- $100,000	None	None	$50,001-$100,000	None	None	None
Large Cap Value	None	None	None	Over $100,000	$50,001-$100,000	None	$50,001 - $100,000	$10,001- $50,000
Mid-Cap Value	None	None	None	None	$10,001-$50,000	None	$ 10,001- $50,000	None
Retirement Income and Appreciation	None	None	None	$50,001- $100,000	None	None	None	None
Short-Term Bond	None	None	None	Over $100,000	$10,001-$50,000	None	None	None
Small Cap Value	$10,001- $50,000	$1-$10,000		Over $100,000	$50,001-$100,000	None	$50,001- $100,000	None
Small Cap Value II	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (26 Funds)	$10,001- $50,000	Over $100,000	None	Over $100,000	Over $100,000		Over $100,000	$10,001- $50,000

Trustee Compensation

As compensation for their service to the Trust and the American Beacon Select Funds (collectively, the “Trusts”), each Trustee is compensated as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee, and (d) $2,500 for attendance by any Trustee at an annual Investment Committee meeting to review the Trust’s management and investment advisory agreements; and (3) reimbursement of reasonable expenses incurred in attending such Board and Committee meetings.

Mr. Massman was elected as Chairman April 15, 2008. For his service as Chairman, Mr. Massman receives an additional annual payment of $15,000. He also receives an additional $2,500 per quarter for his services as an ex-officio member of multiple committees. The following table shows total compensation (excluding reimbursements) that will be earned by each Trustee for the fiscal year ended October 31, 2012.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts (26 funds)
INTERESTED TRUSTEES
Gerard J. Arpey	$30,813		$32,500
Alan D. Feld	$118,039	$0	$124,500
NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$127,994	$0	$135,000
Brenda A. Cline	$127,994	$0	$135,000
Eugene J. Duffy	$123,253	$0	$130,000
Thomas M. Dunning	$125,624	$0	$132,500
Richard A. Massman	$142,215	$0	$150,000
Barbara J. McKenna	$30,813	$0	$32,500
R. Gerald Turner	$118,039	$0	$124,500
Paul Zucconi	$125,624	$0	$132,500

The Boards have adopted an Emeritus Trustee and Retirement Plan (“Plan”). The Plan provides that a Trustee who has served on the Boards as of June 4, 2008, and who has reached a mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. The Boards, through a majority vote, may determine to grant one or more annual exemptions to this mandatory retirement requirement. Additionally, a Trustee who has served on the Board of one or more Trusts for at least 5 years as of June 4, 2008, may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status.

A person may serve as a Trustee Emeritus and receive related benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Currently, two individuals have assumed Trustee Emiritus status.  One receives an annual stipend of $20,000 from the American Beacon Funds complex.  The other individual receives annual flights benefits from the American Beacon Funds complex of up to $40,000, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company).

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Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations during the past five years are as set forth below. The address of each Officer is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal.  Each Officer has and continues to hold the same position with the American Beacon Select Funds as listed below for the Trust.

Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (58)	President since 2009 Executive Vice President 2009
President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO, Lighthouse Holdings Parent, Inc. (2009-Present); Member and President, American Private Equity Management, L.L.C. (2012-Present); President, Touchstone Investments (2008-2009); President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	Vice President, Secretary and Chief Legal Officer since 2006
General Counsel and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary, Lighthouse Holdings Parent, Inc. (2008-Present); Secretary (2008-Present) and Asst. Secretary (2007-2008), American Private Equity Management, L.L.C.

Brian E. Brett (52)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (46)	Vice President since 2007
Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Vice President, American Private Equity Management, L.L.C. (2012-Present).

Erica B. Duncan (42)	Vice President since 2011
Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011); Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	Vice President since 1989
Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments (1988-2011), American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010
Treasurer (2010-Present), Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Terri L. McKinney (49)	Vice President since 2010	Vice President, Enterprise Services (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	Vice President since 2010
Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (50)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Sonia L. Bates (56)	Asst. Treasurer since 2011
Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-Present); Asst. Treasurer, Lighthouse Holdings Parent, Inc. (2011-Present); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

John J. Okray (38)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present), Asst. General Counsel (2010-

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Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years

2012) and Asst. Secretary (2010-Present), American Beacon Advisors, Inc.; Asst. Secretary, Lighthouse Holdings, Inc. (2010-Present); Asst. Secretary, Lighthouse Holdings Parent, Inc. (2010-Present); Asst. Secretary, American Private Equity Management, L.L.C. (2012-Present); Vice President, OppenheimerFunds, Inc. (2004-2010).

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc., (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

CODE OF ETHICS

The Manager, the Trust and the sub-advisors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and Trust’s Code of Ethics require employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of each Fund’s shareholders and has delegated proxy voting authority to the Manager.  The Manager in turn has delegated proxy voting authority to the sub-advisors with respect to each Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Voting Policy and Procedures (the “Policy”) that governs proxy voting by the Manager and sub-advisors, including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the sub-advisors or their affiliates. The Trust’s Board of Trustees has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Policy. Each sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. Each Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of a Fund as of January 31, 2013. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses. The Trustees and officers of the Trusts, as a group, own more than 1% of the American Beacon Emerging Markets (Investor Class) 1.07%. All Trustees and officers, as a group, own less than 1% of all other classes of each Fund’s shares outstanding.

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LIST OF 5% SHAREHOLDERS
(as of January 31, 2013)

American Beacon Funds

Balanced Fund	Institutional Class	Y Class	Investor Class	Advisor Class	A Class	C Class	AMR Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784							44%
Long Term Disability Trust 2 Ave. De Lafayette Boston, MA 02111							23%
American Airlines Prefund Co Match Union 2 Ave. De Lafayette Boston, MA 02111							20%
State Street Bank FBO Master TR American Airlines Prefund FA Union ER TR Fund 5Y5R 1776 Heritage DR North Quincy, MA 02171-2119							6%
T Rowe Price Retirement Plan Services FBO Retirement Plan Clients* 4515 Painters Mill Rd. Owings Mills, MD 21117-4903	9%*
Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484		9%*
LPL Financial FBO Customer Accounts* 9785 Towne Center Drive San Diego, CA 92121-1968	23%*	33%*		7%*	9%*
First Clearing LLC* Special Custody Acct for the Exclusive Benefit of Customers 2801 Market St. ST Louis, MO 63103-2523		12%*
Mid Atlantic Trust Company FBO Jet Industries 401K Profit Sharing Plan & Trust 1251 Waterfront PL STE 525 Pittsburgh, PA 15222-4228		24%
C.R. Smith Museum P.O. Box 619617 DFW Airport, TX 75261-9617	11%
Community Foundation of North Texas 306 W 7th ST Fort Worth, TX 76102-4906	6%
Charles Schwab & Co. * 9601 E. Panorama Circle Englewood, CO 80112			25%*
National Financial Services Corp.* FBO Our Customers 200 Liberty Street New York, NY 10281	5%*		26%*
Wells Fargo Bank FBO* Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288				31%*
Saxon and Co. FBO Customer P.O. Box 7780-1888 Philadelphia, PA 19182-0001				32%
State Street Bank and Trust Co. FBO Taynik and Co. S/O C/O Investors Bank & Trust 200 Clarendon ST Boston, MA 02116-5021				22%

35

Balanced Fund	Institutional Class	Y Class	Investor Class	Advisor Class	A Class	C Class	AMR Class
Great-West Trust Company LLC Trust/Retirement Plans* 8515 E Orchard Road Greenwood VLG, CO 80111-5002	34%*
TD Ameritrade Inc for the Exclusive Benefit of our Customers* PO Box 2226 Omaha, NE 68103-2226			7%*
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001			17%
*	Denotes record owner of Fund shares only.

Emerging Markets Fund	Institutional Class	Y Class	Investor Class	A Class	AMR Class	C Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784					51%
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Aggressive Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784					8%
Long Term Disability Trust 2 Ave. De Lafayette Boston, MA 02111					14%
American Airlines Prefund Co Match Union 2 Ave. De Lafayette Boston, MA 02111					13%
Benefit Trust Co as CUST FBO Akin Gump Straus Hauer & Feld LLP Master Trust 5901 College BLVD STE 100 Overland Park, KS 66211-1834	54%
William F. and Doreen J. Quinn C/O American Beacon Advisors 4151 Amon Carter Blvd. FT Worth, TX 76155	18%
National Financial Services Corp.* 200 Liberty Street New York, NY 10281	17%*		34%*
Saxon & Co. FBO Customers PO Box 7780-1888 Philadelphia, PA 19182-0001			15%
Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104			25%*
American Beacon Advisors 4151 Amon Carter BLVD FT Worth, TX 76155-2601						15%
Steve Venick & Holly Venick JT WROS 3314 Old Forest RD Baltimore, MD 21208-3101						85%
Lincoln Retirement Services Co. FBO Dimension Data North America PO Box 7876 Fort Wayne, IN 46801-7876		90%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405				13%
NFS LLC FEBO NFS/FMTC Rollover IRA FBO William Thomson 16833 E Parlin Dr. Fountain HLS, AZ 85268-5020				8%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405				12%

36

Emerging Markets Fund	Institutional Class	Y Class	Investor Class	A Class	AMR Class	C Class
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405				8%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405				6%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405				6%
NFS LLC FEBO The Sawyer Family LLC 10 Peach Tree Path Andover, MD 01810-6139				5%

*	Denotes record owner of Fund shares only.

High Yield Bond Fund	Institutional Class	Y Class	Investor Class	A Class	AMR Class	C Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784					35%
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Conservative Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784					11%
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Moderate Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784					23%
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Aggressive Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784					31%
Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104			37%*			18%*
National Financial Services Corp.* 200 Liberty St. New York, NY 10281-1003			16%*
TD Ameritrade Inc. for the Exclusive Benefit of our Clients * PO Box 226 Omaha, NE 68103-2226			11%*
William J. Quinn Stacy D. Quinn JTWROS 2500 Stone Haven CT Arlington, TX 76012-5554	5%
William F. and Doreen J. Quinn C/O American Beacon Advisors 4151 Amon Carter Blvd. FT Worth, TX 76155	5%
First Clearing LLC * Special Custody ACCT for the ExclusiveBenefit of Customers 2801 Market St. St. Louis, MO 63103-2523	76%*			8%*		14%*
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052				6%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405				7%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405				5%

37

High Yield Bond Fund	Institutional Class	Y Class	Investor Class	A Class	AMR Class	C Class
Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484		54%*
LPL Financial FBO Customer Accounts* 9785 Towne Centre Drive San Diego, CA 92121-1968		7%*
Raymond James & ASSOC INC FBO Pledged Account – SBL Thorlee LLC 28104 Copperleaf Boerne, TX 78015-6523						8%
UBS Financial Services Inc. FBO Kenneth L Battcher IRA 24 Brightwater PL Massapequa, NY 11758-8202						6%
Raymond James & ASSOC INC FBO Peter Eric Perrine & Susan M Perrine TIC 20124 High Bluff RD LOT 3 Helotes, TX 78023-2977						9%

*	Denotes record owner of Fund shares only.

Intermediate Bond Fund	Institutional Class	Y Class	A Class	C Class	Investor Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784	77%
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Conservative Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784	10%
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Moderate Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784	8%
National Financial Services Corp.* 200 Liberty Street New York, NY 10281					43%*
FIIOC FBO Alper Services LLC Serp IRA 100 Magellan Way Covington, KY 41015-1999					5%
Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104					31%*
Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484		97%*
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405			30%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405			8%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405			5%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405			7%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405			7%

38

Intermediate Bond Fund	Institutional Class	Y Class	A Class	C Class	Investor Class
First Clearing LLC * Special Custody ACCT for the Exclusive Benefit of Customers 2801 Market St. St. Louis, MO 63103-2523				9%
Raymond James & Assoc Inc FBO Kristine J Hansen TTEE Kristine J Hansen TRUST 700 West Harbor Drive San Diego, CA 92101-7758				13%
UBS Financial Services Inc. FBO Olympic Computer Services INC 64 US Highway 46 Pine Brook, NJ 07058-9629				18%
NFS LLC FEBO NFS/FMTC IRA FBO Michael L Simpson 14 River Bottom RD Irmo, SC 29063-9470				5%
Morgan Keegan & CO FBO David R Fender IRA 5732 Fairwood DR NW Acworth, GA 30101-7840				10%
Morgan Keegan & CO FBO John H Waters IRA 3288 Standing Peachtree Trail Kennesaw, GA 30152				5%

*	Denotes record owner of Fund shares only.

International Equity Fund	Institutional Class	Y Class	Investor Class	Advisor Class	AMR Class	A Class	Retirement Class	C Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784					62%
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Moderate Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784					6%
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Aggressive Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784					8%
Long Term Disability Trust 2 Ave. De Lafayette Boston, MA 02111					8%
American Airlines Prefund Co Match Union 2 Ave. De Lafayette Boston, MA 02111					7%
Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	23%*	19%*	18%*	9%*
First Clearing LLC * Special Custody ACCT for the Exclusive Benefit of Customers 2801 Market St. St. Louis, MO 63103-2523	10%*
National Financial Services Corp.* 200 Liberty Street New York, NY 10281	26%*		24%*
Saxon & Co. FBO Customers PO Box 7780-1888 Philadelphia, PA 19182-0001	12%

39

Colorado County Officials & EE’s Retirement ASSOC TTEE CCOERA 401A & 457 Plan 8515 E Orchard RD Greenwood VLG. CO 80111-5002	7%
TD Ameritrade Trust Company For the Exclusive Benefit of ourClients* PO Box 2226 Omaha, NE			21%*
Hartford Securities Distribution Company Inc. as Agent for Reliance Trust CO FBO Agents Plan Customers PO Box 2999 Hartford, CT 06104-2999			19%
Saxon & Co. VI Omnibus Account PO Box 7780-1888 Philadelphia, PA 19162-0001			14%
Fidelity Investment Inst. OPS Co. Inc. CUST FBO Texas Process Equipment 100 Magellan Way KWIC Covington, KY 41015-1999			6%
DCGT as TTEE And/Or CUST FBO Principal Financial Group Qualified PRIN ADVTG Omnibus 711 High Street Des Moines, IA 50392-0001					54%
Frontier Trust Company FBO Brian W Dossett MD LTD Profit SHA 140746 PO Box 10758 Fargo, ND 58106-0758					23%
FIIOC FBO Century Strategies LLC 401 (K) Profit Sharing Plan 100 Magellan Way KWIC Covington, KY 41015-1999					10%
DCGT as TTEE And/Or CUST FBO Principal Financial Group Qualified FIA Omnibus 711 High Street Des Moines, IA 50392-0001			5%		8%
Fidelity Investment Inst. OPS Co. Inc. CUST FBO Dover Motorsports Inc. Savings & Investment Plan 100 Magellan Way KWIC Covington, KY 4105-1999				6%
NFS LLC FEBO NFS/FMTC Rollover IRA FBO William C Thomson 16833 E Parlin DR Fountain HLS, AZ 85268-5020				6%
FIIOC FBO ECFA Inc. 401 (K) Profit Sharing Plan 100 Magellan Way KWIC Covington, KY 41015-1999				5%
Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484		12%*
Great-West Trust Company LLC TTEE Employee Benefits Clients 401K* 8515 East Orchard RD 2T2 Greenwood VLG, CO 80111-5002		5%*
FIIOC FBO Hornback Offshore Services Inc. 401 (K) Profit Sharing Plan 100 Magellan Way KWIC Covington, KY 41015-1999		46%

40

Raymond James & ASSOC INC FBO Thomas Laming 2228 Stillwell Beckett RD Hamilton, OH 45013-9384	5%
Raymond James & ASSOC INC FBO Charles Wentworth & Penelope Wentworth TTEE DTD May 10 2006 1421 N Wanda RD STE 140 Orange, CA 92867-5343	20%
Raymond James & ASSOC INC FBO Sandra P Sinex IRA 1702 Sandamont DR Lawrenceburg, IN 47025-9050	8%
Raymond James & ASSOC INC FBO Doering Family LimitedPartnership Ruth M Doering Partner 10885 Clydesdale CT Walton, KY 41094-8386	7%
Raymond James & ASSOC INC FBO Sue K Marting CSDN Bill Marting UTMA 6338 Moundview PL Grove City, OH 43123-9715	6%
Steve Halpern 1344 Victor RD NE Atlanta, GA 30324-2733	6%
*	Denotes record owner of Fund shares only.

Large Cap Value Fund	Institutional Class	Y Class	Investor Class	Advisor Class	AMR Class	A Class	Retirement Class	C Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784					88%
LPL Financial FBO Customer Accounts* 9785 Towne Centre Drive San Diego, CA 92121-1968						18%*
DWS Trust Co TTEE/CUST FBO ADP Enterprise Product PO Box 1757 Salem, NH 03079-1143		6%
National Financial Services Corp. * For the Exclusive Benefit of Their Customers 100 Crosby PKWY Covington, KY 41015-4325	56%*	19%*	48%*
Charles Schwab & Co.* 9601 E. Panorama Circle Englewood, CO 80112	8%*	18%*	19%*
PIMS/Prudential Retirement as Nominee for the TTEE/CUST Evonik Corporation 401K 299 Jefferson RD Parsippany, NJ 07054-2827		31%
Wells Fargo Bank FBO* Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-0001				19%*			10%*
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001				28%
Taynik and Co. S/O State Street Bank and Trust Co. C/O Investors Bank & Trust 200 Clarendon ST Boston, MA 02116-5021				6%

41

Large Cap Value Fund	Institutional Class	Y Class	Investor Class	Advisor Class	AMR Class	A Class	Retirement Class	C Class
Wilmington Trust CO TTEE FBO St. Vincent Mercy Med CTR DEF Contribution PO Box 8880 Wilmington, DE 19899-8880				15%
UBS Financial Services Inc. FBO Graco Foundation ATTN Treasury PO Box 1441 Minneapolis, MN 55440-1441						17%
ING Life Insurance & Annuity Co. ATTN Michael Kaminski One Orange Way Windsor, CT 06095-4773							35%
DCGT as TTEE And/Or CUST FBO Principal Financial Group Qualified FIA Omnibus 711 High Street Des Moines, IA 50392-0001							6%
Reliance Trust Company FBO Arcturis EMP PO Box 48529 Atlanta, GA 30362-1529							5%
Mid Atlantic Trust Company FBO Audiotel Leasing Inc. 401K PSP & Trust 1251 Waterfront PL STE 525 Pittsburgh, PA 15222-4226							6%
DCGT as TTEE And/Or CUST FBO Principal Financial Group Qualified Prin ADVTG Omnibus 711 High Street Des Moines, IA 50392-0001							9%
Frontier Trust Company FBO Shorelands Water CO Inc. PO Box 10758 Fargo, ND 58106-0758							10%
MG Trust Company CUST FBO Quest Corporation 700 17th Street Suite 300 Denver, CO 80202-3531							10%

*Denotes record owner of Fund shares only

Mid-Cap Value Fund	Institutional Class	Y Class	Investor Class	Advisor Class	A Class	C Class	AMR Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784							45%

42

Mid-Cap Value Fund	Institutional Class	Y Class	Investor Class	Advisor Class	A Class	C Class	AMR Class
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Conservative Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784							7%
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Moderate Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784							19%
JP Morgan Chase Bank TTEE $uper $aver Cap PTP AMR Corp Aggressive Lifestyle Portfolio PO Box 419784 Kansas City, MO 64141-6784							29%
LPL Financial FBO Customer Accounts* 9785 Towne Centre Drive San Diego, CA 92121-1968	5%*	15%*	24%*	6%*	14%*
Raymond James & Assoc. Inc. FBO Tom Kemper IRA R/O 17986 Buckeye CT Fontana, CA 92336-2386		5%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052		8%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052		7%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052		5%
NFS LLC FEBO NFS/FMTC Rollover IRA FBO Mary T. Wesson 13 Marwood Fr. Andover, MA 01810-2934					10%
UBS Financial Services Inc. FBO Peter J. Bruckner Joyce E. Bruckner JTWROS 9 Wilson ST Rochester, NH 03867-3441					17%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405					41%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402-2405					6%
State Street Bank and Trust Co. FBO Baylor Health Care Systemn Retirement Savings Plan 401(k) 105 Rosemont RD Westwood, MA 02090-2318	85%
TD Ameritrade Inc. For the Exclusive Benefit of our Clients * PO Box 2226 Omaha, NE 68103-2226
National Financial Services Corp.* 200 Liberty Street New York, NY 10281			14%*
Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104			41%*
VRSCO FBO AIGFSB FBO Caldwell Memorial Hospital 403(B) 2929 Allen Parkway Houston, TX 77019-7117				83%

43

Mid-Cap Value Fund	Institutional Class	Y Class	Investor Class	Advisor Class	A Class	C Class	AMR Class
VRSCO FBO AIGFSB FBO Caldwell Memorial Hospital 457(B) 2929 Allen Parkway Houston, TX 77019-7117				6%
NFS LLC FEBO NFS/FMTC IRA FBO David M Ihnat 5741 N Sacramento AVE Chicago, IL 60659-4806						10%
NFS LLC FEBO Boone County NATL Bank CUST IRA of Pameal S Bruson 3176 S Winding TR DR Columbia, MO 65201-3122						6%
UBS Financial Services Inc. FBO John E Beeskow TTEE U/A DTD 5/8/1988 John E Beeskow TR 36348 Fairway DR Livonia, MI 48152-4129						8%
UBS Financial Services Inc. FBO John E Beeskow Carol S Beeskow JTWROS 36348 Fairway DR Livonia, MI 48152-4129						10%
UBS Financial Services Inc. FBO Glen Greeley Rollover IRA 1 Union Square South APT 10J New York, NY 10003-4184						38%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052						7%
Robert W Baird & Co. Inc. 777 East Wisconsin Ave. Milwaukee, WI 53202-5391						13%

*	Denotes record owner of Fund shares only.

Retirement Income and Appreciation Fund	Y Class	Investor Class	A Class	C Class
National Financial Services Corp.* 200 Liberty Street New York, NY 10281		88%*
LPL Financial FBO Customer Accounts* 9785 Towne Centre Drive San Diego, CA 92121-1968			15%*
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052			14%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052			19%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052			11%
Ameriprise Enterprise Inv. SVCS 707 2nd Ave. S Minneapolis, MN 55402-2405			8%
Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	14%*	10%*
William F. and Doreen J. Quinn C/O American Beacon Advisors 4151 Amon Carter Blvd. FT Worth, TX 76155	17%
First Clearing LLC * Special Custody ACCT for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	67%*

44

Retirement Income and Appreciation Fund	Y Class	Investor Class	A Class	C Class
Raymond James & Assoc Inc FBO Kristine J Hansen TTEE Kristine J Hansen Trust 700 West Harbor Drive # 1901 San Diego, CA 92101-7758				5%
Raymond James & Assoc Inc FBO Judith A Duncan TTEE Judth A Duncan Trust 102 372 S Berkshire DR Lake Forest, IL 60045-4823				5%

*	Denotes record owner of Fund shares only.

Short-Term Bond Fund	Institutional Class	Y Class	Investor Class	A Class	C Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accum Plan For EE Of PTP AMR Corp Subsid PO Box 419784 Kansas City, MO 64141-6784	68%
National Financial Services Corp.* 200 Liberty Street New York, NY 10281	16%		25%*
Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	7%*	14%*	28%*
Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484		74%*
LPL Financial FBO Customer Accounts* 9785 Towne Centre Drive San Diego, CA 92121-1968		8%*		7%*
TD Ameritrade Inc. for the Exclusive Benefit of our Clients* PO Box 2226 Omaha, NE 68103-2226			16%*
UBS Financial Services Inc. FBO Joanne Minieri Revocable Trust Joanne Minieri Trustee 359 W 11th ST PH A New York, NY 10014-2397				40%
UBS Financial Services Inc. FBO Olympic Computer Services Inc. 64 US Highway 46 Pine Brook, NJ 07058-9629				12%
UBS Financial Services Inc. FBO Francis Boulton Karen Boulton JNT TEN 43 S Bay Ave Brightwaters, NY 11718-2005				10%
UBS Financial Services Inc. FBO Ray S Pantel 71 Wisner Ave #73 Middletown, NY 10940-3618				10%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052					25%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052					8%
UBS Financial Services Inc. FBO Murray Young IRA 113 Upland RD Syracuse, NY 13207-1119					5%
Raymond James & Assoc Inc FBO Elisabeth Schoener 12936 W 159th ST Homer Glen, IL 60491-6645					13%

45

Raymond James & Assoc Inc FBO Alan Wakal Revocable Trust Number 12250 PO Box 157 Wanblee, SD 57577	13%
UBS Financial Services Inc. FBO Schwartz Decedents TR Lee Schwartz TTEE DTD 9/15/2010 9403 E Grapevine Spring PL Tucson, AZ 85710-8128	5%
UBS Financial Services Inc. FBO Heulwen Elizabeth Schwartz IRA 7867 N La Cholla BLVD Tucson, AZ 85741-4351	5%
Ameriprise Enterprise Inv. SVCS 707 2nd Ave. S Minneapolis, MN 55402-2405	13%

*	Denotes record owner of Fund shares only.

Small Cap Value Fund	Institutional Class	Y Class	Investor Class	Advisor Class	AMR Class	A Class	C Class	Retirement Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accum Plan For EE Of PTP AMR Corp Subsid PO Box 419784 Kansas City, MO 64141-6784					87%
Charles Schwab & Co.* 101 Montgomery Street San Francisco, CA 94104	13%*	15%*	14%*
National Financial Services Corp.* 100 Crosby PKWY Covington, KY 41015-4325	45%*		47%*	25%*
Vanguard Fiduciary Trust Company PO Box 2600 Valley Forge, PA 19482-2600			8%
Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999				8%
Mellon Financial C/F Florida Retirement Systems PEORP P.O. Box 3198 Pittsburgh, PA 15230-3198	5%
PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL 008 The Infirmary 401(K) Plan 5 Mobile Infirmary CIR Mobile, AL 36607-3513				13%
Saxon & Co. Partnership PO Box 7780-1888 Philadelphia, PA 19182-0001				9%
Great-West Trust Company LLC TTEE Employee Benefits Clients 401K* 8515 East Orchard RD 2T2 Greenwood VLG, CO 80111-5002				8%*
Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484		12%*
LPL Financial FBO Customer Accounts* 9785 Towne Centre Blvd. San Diego, CA 92150-9046		14%*				6%*
Wells Fargo Bank FBO* Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-0001		35%*
Wells Fargo Bank FBO Adecco Inc. NQ Savings Plan 1525 West WT Harris Blvd. Charlotte, NC 28288-0001		6%

46

Small Cap Value Fund	Institutional Class	Y Class	Investor Class	Advisor Class	AMR Class	A Class	C Class	Retirement Class
Great West Trust Company LLC FBO Putnam FBO Recordkeeping for Various Beneficiaries* 8515 East Orchard RD 2T2 Greenwood VLG, CO 80111-5002						6%*
Reliance Trust Company FBO Retirement Plans Serviced by MetLife C/O Fascore LLC* 8515 East Orchard RD 2T2 Greenwood VLG, CO 80111-5002						16%*
ING Life Insurance & Annuity Co. ATTN Michael Kaminski One Orange Way Windsor, CT 06095-4773								32%
MG Trust Company Trustee Wadman Corportation 401(K) Profit Sharing 300 17th Street Denver, CO 80202-3531								7%
DCGT as TTEE And/Or CUST FBO Principal Financial Group Qualified Prin ADVTG Omnibus 711 High Street Des Moines, IA 50392-0001								19%
DCGT as TTEE And/Or CUST FBO Principal Financial Group Qualified FIA Omnibus 711 High Street Des Moines, IA 50392-0001							5%	12%

*	Denotes record owner of Fund shares only.

Small Cap Value II Fund	Investor Class	Y Class
American Beacon Advisors 4151 Amon Carter Blvd FT Worth, TX 76155-2601	96%	99%

47

INVESTMENT SUB-ADVISORY AGREEMENTS

The Funds’ sub-advisors are listed below with information regarding their controlling persons or entities. According to the 1940 Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with each sub-advisor are considered affiliates for the portion of Fund assets managed by that sub-advisor.

Sub-Advisor	Controlling Person / Entity	Basis of Control	Nature of Controlling Person / Entity Business
Barrow, Hanley, Mewhinney & Strauss, LLC	Old Mutual Asset Managers (US) LLC	Parent Co.	Financial Services
Brandes Investment Partners, L.P.	Brandes Worldwide Holdings, L.P.	Majority Owner	Financial Services
Brandywine Global Investment Management, LLC	Legg Mason, Inc.	Parent Co.	Financial Services
Calamos Advisors LLC	Calamos Asset Management, Inc.	Parent Co.	Financial Services
Causeway Capital Management LLC	Sarah H. Ketterer and Harry W. Hartford	Officers and Owners	Financial Services
Dean Capital Management, LLC	Patrick Krumm, Kevin Laub, Doug Leach, Steve Roth	Minority Owners	Financial Services
Dreman Value Management, LLC	Dreman Family 1988 Trust, David N. Dreman, Mark Roach, E. Clifton Hoover	Majority Owners	Financial Services
	Robert Weiner, Emily Mead	Minority Owners	Financial Services
Fox Asset Management LLC	Eaton Vance Corp.	Parent Co.	Financial Services
Franklin Advisers, Inc.	Franklin Resources, Inc.	Parent Co.	Financial Services
Hotchkis and Wiley Capital Management, LLC	HWCap Holdings, LLC	Majority Owner	Financial Services
	Stephens-H&W, LLC	Minority Owner	Financial Services
Lazard Asset Management LLC	Lazard Freres & Co. LLC	Parent Co.	Financial Services
Lee Munder Capital Group LLC	Convergent Capital Management LLC	Majority Owner	Financial Services
Logan Circle Partners, L.P.	Fortress Investment Group LLC	Parent Co.	Financial Services
Massachusetts Financial Services Company	Sun Life Financial, Inc.	Majority Owner	Financial Services
Morgan Stanley Investment Management Inc.	Morgan Stanley	Parent Co.	Financial Services
Opus Capital Group, LLC	Jakki L. Haussler, Len A. Haussler. Jonathon M. Detter and Kevin P. Whelan	Officers and Owners Minority Owner	Financial Services
PENN Capital Management Company, Inc.	Richard A. Hocker and Marcia A. Hocker	Majority Owners	Financial Services
Pzena Investment Management, LLC	Richard S. Pzena Pzena Investment Management, Inc.	Majority Owner Minority Owner	Financial Services
Signia Capital Management, LLC	Anthony Bennett, Daniel Cronen, Richard Beaven, Larry Braitman, Paul Greenwood, David Krebs	Officers and Owners	Financial Services
Templeton Investment Counsel, LLC	Franklin Resources, Inc.	Parent Co.	Financial Services
The Boston Company Asset Management, LLC	Bank of New York Mellon Corporation	Parent Co.	Financial Services

*
Morgan Stanley Investment Management Inc. (“MSIM Inc.”) may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”) or Morgan Stanley Investment Limited (“MSIM Limited”), affiliated investment advisers.

48

The following table reflects the fees paid to the sub-advisors from the Funds (as applicable) for the fiscal years ended October 31, 2010, 2011 and 2012:

Sub-Advisor	Investment Advisory Fees for 2010	Investment Advisory Fees for 2011	Investment Advisory Fees for 2012
Barrow, Hanley, Mewhinney & Strauss, LLC	$5,739,360	$6,765,296	$6,332,528
Brandes Investment Partners, L.P. (1)	N/A	$ 289,204	$ 318,615
Brandywine Global Investment Management, LLC	$8,539,800	$9,708,991	$9,417,426
Calamos Advisors LLC	$ 199,383	$ 227,761	$ 246,942
Causeway Capital Management LLC	$ 750,382	$ 778,472	$ 786,129
Dean Capital Management, LLC (2)	N/A	N/A	$ 5,832
Dreman Value Management, LLC (3)	$ 29,380	$ 506,013	$1,178,897
Fox Asset Management LLC (2)	N/A	N/A	$ 5,410
Franklin Advisers, Inc.	$ 421,859	$ 300,351	$ 181,169
Hotchkis and Wiley Capital Management, LLC	$2,812,121	$5,206,872	$5,582,809
Lazard Asset Management LLC	$ 999,303	$1,047,243	$1,304,888
Lee Munder Capital Group LLC	N/A	$ 41,967	$ 273,444
Logan Circle Partners, L.P.	$ 339,642	$ 240,274	$ 148,071
Massachusetts Financial Services Company (4)	N/A	$ 26,330	$2,348,918
Metropolitan West Capital Management, LLC (5)	$4,466,446	$2,631,047	N/A
Morgan Stanley Investment Management Inc. (6).	$ 572,648	$ 494,961	$ 374,084
Opus Capital Group, LLC	$1,949,403	$2,652,546	$2,629,438
PENN Capital Management Company Inc.	N/A	$ 6,321	$ 177,246
Pzena Investment Management, LLC	$ 304,771	$ 320,903	$ 321,011
Signia Capital Management, LLC (2)	N/A	N/A	$ 5,677
Templeton Investment Counsel, LLC	$1,140,719	$1,152,809	$1,233,119
The Boston Company Asset Management, LLC	$3,686,946	$4,047,322	$3,331,824

(1)	Brandes Investment Partners, L.P. became a sub-advisor to the American Beacon Emerging Markets Fund on December 30, 2010.
(2)	Sub-advisor to the American Beacon Small Cap Value II Fund which commenced operations on November 15, 2011.
(3)	Dreman Value Management, LLC was allocated assets from the American Beacon Small Cap Value Fund on July 29, 2010.
(4)	Massachusetts Financial Services Company became a sub-advisor to the American Beacon Large Cap Value Fund on November 22, 2010.
(5)	Metropolitan West Capital Management no longer served as a sub-advisor to the American Beacon Large Cap Value Fund and Small Cap Value Fund as of November 22, 2010.
(6)
To the extent that MSIM Inc. delegates certain of its investment advisory services to MSIM Company or MSIM Limited, MSIM Inc. compensates MSIM Company or MSIM Limited from the investment advisory fee paid to MSIM Inc. by the Manager on behalf of the American Beacon Emerging Markets Fund. References to MSIM Inc. throughout the remainder of this SAI refer to MSIM Inc., MSIM Company and MSIM Limited.

49

Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager is a wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”). Lighthouse is indirectly majority owned by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”). The Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust with advisory and asset allocation services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class.  Operating expenses directly attributable to a specific class are charged against the operations of that class. Pursuant to management and administrative services agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

●	complying with reporting requirements;

●	corresponding with shareholders;

●	maintaining internal bookkeeping, accounting and auditing services and records; and

●	supervising the provision of services to the Trust by third parties.

In addition to its oversight of the sub-advisors, the Manager invests the portion of each Fund’s assets that the sub-advisors determine to be allocated to short-term investments, except for the American Beacon High Yield Bond Fund.

Each Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of each Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

The management agreement provides for the Manager to receive an annualized management fee that is calculated and accrued daily, equal to the sum of: 0.20% of the net assets of the American Beacon Short-Term Bond Fund and American Beacon Intermediate Bond Funds, and 0.05% of the net assets of all other Funds. In addition, the American Beacon Balanced, American Beacon Emerging Markets, American Beacon Retirement Income and Appreciation, American Beacon High Yield Bond, American Beacon Intermediate Bond, American Beacon International Equity, American Beacon Large Cap Value, American Beacon Mid-Cap Value, American Beacon Small Cap Value, and American Beacon Small Cap Value II Funds pay the Manager the amounts due to their respective sub-advisors. The Manager then remits these amounts to the sub-advisors.

Management Fees
Fund	2010	2011	2012

Balanced	$1,946,289	$1,921,894	$2,036,633
Large Cap Growth	$407,077	$514,051	$0
Large Cap Value	$17,872,727	$20,127,944	$19,393,671
Mid-Cap Value	$551,044	$632,294	$862,480
Small Cap Value	$11,692,633	$14,813,515	$15,275,180
Small Cap Value II	N/A	N/A	$19,440
International Equity	$4,277,659	$4,553,462	$4,189,040
Emerging Markets	$1,047,049	$1,207,344	$1,016,903
High Yield Bond	$878,110	$622,580	$571,159
Retirement Income and Appreciation	$368,328	$460,128	$505,736
Intermediate Bond	$514,388	$560,805	$882,122
Short-Term Bond	$323,725	$356,241	$358,550
Total	$39,879,029	$45,770,259	$45,110,915

Subadvisor Fees
Fund	2010	2011	2012

Balanced	$1,518,476	$1,493,031	$1,574,304
Large Cap Growth	$369,076	$466,180	$0
Large Cap Value	$14,112,469	$15,810,806	$15,302,270
Mid-Cap Value	$46,190	$580,013	$788,046
Small Cap Value	$10,415,544	$13,205,766	$13,626,067
Small Cap Value II	N/A	N/A	$17,894
International Equity	$3,589,815	$3,843,223	$3,523,463
Emerging Markets	$978,907	$1,129,490	$952,206
High Yield Bond	$764,988	$548,088	$504,314
Retirement Income and Appreciation	$310,453	$388,368	$427,405
Intermediate Bond	$213,388	$230,036	$361,122
Short-Term Bond	N/A	N/A	N/A
Total	$32,319,306	$37,695,003	$37,077,092

Management Fees Waived

Fund	2010	2011	2012
Balanced	$(1)	$(5,859)	$(1,232)
Large Cap Growth	$(2)	$(4,632)	$0
Large Cap Value	$0	$(4,264)	$(91)
Mid-Cap Value	(16,632)	(57,025)	(36,005)
Small Cap Value	$(2)	$(1)	$(5,000)
Small Cap Value II	N/A	N/A	$(113,706)
International Equity	$(5)	$(3,363)	$(19,485)
Emerging Markets	$(28,821)	$(67,582)	$(28,834)
High Yield Bond	$(12)	$(5,571)	$(7,197)
Retirement Income and Appreciation	$(254)	$(9,176)	$(12,160)
Intermediate Bond	$(2,321)	$(3,532)	$(7,593)
Short-Term Bond	$(64,864)	$(47,109)	$(29,141)
Total	$(112,913)	$(208,115)	$(260,444)

Administrative Service Fees

Fund	2010	2011	2012
Balanced	$752,974	$739,128	$809,545
Large Cap Growth	$38,282	$49,386	$0
Large Cap Value	$21,194,290	$24,576,105	$23,279,990
Mid-Cap Value	$126,021	$161,434	$172,725
Small Cap Value	$6,713,833	$8,744,629	$9,146,889
Small Cap Value II	N/A	N/A	$9,273
International Equity	$3,039,068	$3,184,145	$3,137,100
Emerging Markets	$121,179	$143,009	$113,945
High Yield Bond	$425,131	$243,821	$206,086
Retirement Income and Appreciation	$347,324	$432,176	$472,904
Intermediate Bond	$135,659	$156,881	$257,049
Short-Term Bond	$168,428	$168,267	$166,122
Total	$33,062,189	$38,598,981	$37,771,628

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid up to 1.00% per annum of the average daily net assets of the C Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares, up to 0.25% per annum of the average daily net assets of the Advisor Class shares and up to 0.50% per annum of the average daily net assets of the Retirement Class shares of each Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation

50

and distribution of C Class, A Class, Advisor Class and Retirement Class advertising material and sales literature. Certain sub-advisors contribute to the Manager to support a Fund’s distribution activities. The Manager will receive Rule 12b-1 fees from the C Class, A Class, Advisor Class and the Retirement Class regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the C Class, A Class, Advisor Class and the Retirement Class. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal years ended October 31, 2010, 2011 and 2012 were $412,772, $448,769, and $417,301, respectively for the Advisor Class. Distribution fees for the Retirement Class were $814, $6,821, and $29,609 for the fiscal years ended October 31, 2010, 2011 and 2012, respectively. Distribution fees for the A Class which began offering Fund shares on May 17, 2010 were $371, $17,040, and $43,172 for the fiscal years ended October 31, 2010, 2011, and 2012, respectively. Distribution fees for the C Class which began offering Fund shares on September 1, 2010 were $952, $31,950, and $96,929 for the fiscal years ended October 31, 2010, 2011, and 2012, respectively.

The Manager also may receive up to 25% of the net monthly income generated from the Funds securities lending activities as compensation for administrative and oversight functions with respect to securities lending of the Funds. Currently, the Manager receives 10% of such income. Fees received by the Manager from securities lending for the fiscal years ended October 31 were approximately as follows: 2010, $274,000, 2011, $2,724,000, and 2012, $37,380,353. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Investor, Advisor, A, C, Y and Retirement Classes have each adopted a Service Plan (collectively, the “Plans”). The Service Plan for the Investor Class provides that each Fund will pay up to 0.375% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Service Plans for the Advisor Class, A Class, C Class and the Retirement Class provide that each Fund will pay up to 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Service Plan for the Y Class provides that each Fund will pay up to 0.10% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Investor, Advisor, A, C, Y and Retirement Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for each Class will be paid on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the respective Class and its Service Plan. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees for the last three fiscal years ended October 31 were as follows: 2010, $412,772, 2011 $448,769, and 2012 $417,301 for the Advisor Class; 2010 $20,996,149, 2011 $21,877,004, and 2012 $18,940,480 for the Investor Class. Service fees for Retirement Class shares for the years ended October 31, 2010, 2011 and 2012 were $406, $3,411 and $14,804 respectively; and for Y Class shares for the fiscal year ended October 31, 2010, 2011 and 2012 were  $1,907, $76,141 and $200,378 respectively. Service fees for A Class shares for the years ended October 31, 2010, 2011 and 2012 were $222, $10,225 and $25,903 respectively; and for C Class shares for the fiscal year ended October 31, 2010, 2011 and 2012 were $144, $4,776 and $14,496 respectively.

The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for certain Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

The Distributor

Foreside Fund Services, LLC (“Foreside” or “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Funds’ shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A

51

and C Class shares. For A and C Class shares, the Distributor receives commission revenue consisting of the portion of A and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers, for use only to pay distribution related expenses.

The aggregate commissions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charge (“CDSC”) retained by the Distributor on the redemption of shares during each of the Fund’s three most recent fiscal years ended October 31, 2010, 2011 and 2012 are shown in the table below.

American Beacon Fund	Fiscal Year	Aggregate Commissions	Amount Retained by the Distributor
Balanced	2012	$17,513	$605
	2011	$1,936	$0
	2010	N/A	N/A

Emerging Markets	2012	$116	$0
	2011	$357	$0
	2010	N/A	N/A

High Yield Bond	2012	$1,119	$1,934
	2011	$113	$10
	2010	N/A	N/A

Intermediate Bond	2012	$1,623	$44
	2011	$0	$0
	2010	N/A	N/A

International Equity	2012	$2,270	$0
	2011	$1,471	$0
	2010	N/A	N/A

Large Cap Value	2012	$9,056	$886
	2011	$2,106	$182
	2010	N/A	N/A

Mid-Cap Value	2012	$1,159	$0
	2011	$0	$0
	2010	N/A	N/A

Retirement Income and Appreciation	2012	$317	$817
	2011	$431	$658
	2010	N/A	N/A

Short-Term Bond	2012	$51	$2,782
	2011	$86	$10
	2010	N/A	N/A

Small Cap Value	2012	$6,089	$391
	2011	$1,825	$0
	2010	N/A	N/A

Small Cap Value II	2012	$0	$0
	2011	N/A	N/A
	2010	N/A	N/A

OTHER SERVICE PROVIDERS

State Street, located at Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, Massachusetts 02111, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located at 330 W. 9th Street, Kansas City, Missouri 64105. State Street also serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may invest certain excess cash balances for certain series of the Trust in various futures contracts or forwards. The Fund’s independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.

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PORTFOLIO MANAGERS

The portfolio managers to each Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below. The number of accounts and assets is shown as of October 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
American Beacon Advisors, Inc.
Kirk L. Brown	6 ($2.3 bil)	N/A	2 ($4.2 bil)	N/A	3 ($165 mil)	N/A
Wyatt L. Crumpler	23 ($17.1 bil)	N/A	3 ($12.6 bil)	N/A	3 ($165 mil)	N/A
Michael W. Fields	4 ($677.0 mil)	N/A	4 ($7.8 bil)	N/A	N/A	N/A
Erin Higginbotham	4 ($677 mil)	N/A	4 ($7.8 bil)	N/A	N/A	N/A
Gene L. Needles, Jr.	23 ($17.1 bil)	N/A	N/A	N/A	N/A	N/A
Adriana R. Posada	10 ($13.2 bil)	N/A	3 ($4.2 bil)	N/A	N/A	N/A
Samuel Silver	2 ($1.0 bil)	N/A	2 ($4.9 bil)	N/A	N/A	N/A
Patrick A. Sporl	4 ($677 mil)	N/A	4 ($7.8 bil)	N/A	N/A	N/A
Cynthia Thatcher	7 ($1.7 bil)	N/A	1 ($2.0 bil)	N/A	N/A	N/A

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow1	9 ($28.3 bil)	4 ($646.4mil)	56 ($4.3 bil)	3 ($27.1 bil)	N/A	N/A
Mark Giambrone1	12 ($4.7 bil)	5 ($674.9 mil)	74 ($4.8 bil)	1 (3.2 bil)	N/A	N/A
James S. McClure	4 ($560.0 mil)	N/A	19 ($931.4 mil)	N/A	N/A	N/A
John P. Harloe	4 ($560.0 mil)	N/A	19 ($931.4 mil)	N/A	N/A	N/A
John S. Williams	4 ($389.4 mil)	3 ($548.9 mil)	144 ($11.1 bil)	N/A	N/A	1 ($774.2 mil)
David R. Hardin	4 ($389.4 mil)	3 ($548.9 mil)	144 ($11.1 bil)	N/A	N/A	1 ($774.2 mil)
J. Scott McDonald	4 ($389.4 mil)	3 ($548.9 mil)	144 ($11.1 bil)	N/A	N/A	1 ($774.2 mil)
Mark C. Luchsinger	4 ($389.4 mil)	3 ($548.9 mil)	144 ($11.1 bil)	N/A	N/A	1 ($774.2 mil)
Deborah A. Petruzzelli	4 ($389.4 mil)	3 ($548.9 mil)	144 ($11.1 bil)	N/A	N/A	1 ($774.2 mil)
1 Messrs. Barrow and Giambrone are part of a team managing 60 other accounts in the large cap value strategy.

Brandes Investment Partners, L.P.
Alphonse Chan	4 ($430 mil)	6 ($697 mil)	465 ($1.4 bil)	N/A	N/A	N/A
Douglas Edman	4 ($430 mil)	6 ($697 mil)	465 ($1.4 bil)	N/A	N/A	N/A
Christopher Garrett	4 ($430 mil)	6 ($697 mil)	465 ($1.4 bil)	N/A	N/A	N/A
Louis Lau	4 ($430 mil)	6 ($697 mil)	465 ($1.4 bil)	N/A	N/A	N/A
Greg Rippel	4 ($430 mil)	6 ($697 mil)	465 ($1.4 bil)	N/A	N/A	N/A
Gerardo Zamorano	4 ($430 mil)	6 ($697 mil)	465 ($1.4 bil)	N/A	N/A	N/A

Brandywine Global Investment Management, LLC
Henry Otto	4 ($2.5 bil)	9 ($81.1 mil)	2 ($316.3 mil)	N/A	N/A	1 ($109.3 mil)
Steve Tonkovich	4 ($2.5 bil)	9 ($81.1 mil)	2 ($316.3 mil)	N/A	N/A	1 ($109.3 mil)
Paul Lesutis	1 ($110.3 mil)	3 ($32.4 mil)	34 ($1.0 bil)	N/A	N/A	2 ($7.9 mil)
Patrick Kaser	1 ($110.3 mil)	3 ($32.4 mil)	34 ($1.0 bil)	N/A	N/A	2 ($7.9 mil)
James Clarke	1 ($110.3 mil)	3 ($32.4 mil)	34 ($1.3 bil)	N/A	N/A	2 ($7.9 mil)
Steve Smith	5 ($2.9 bil)	35 ($9.2 bil)	107 ($19.9 bil))	N/A	N/A	16 (5.4 bil)

Calamos Advisors, LLC
John P. Calamos, Sr.	23 ($24.4 bil)	11 ($2.0 bil)	2,573 ($5.0 bil)	3 ($1.4 bil)	N/A	N/A
John P. Calamos, Jr.	22 ($24.3 bil)	11 ($2.0 bil)	2,573 ($5.0 bil)	3 ($1.4 bil)	N/A	N/A
Gary D. Black	23 ($24.4 bil)	12 ($2.0 bil)	2,573 ($5.0 bil)	3 ($1.4 bil)	1 ($24.9 mil)	N/A
John Hillenbrand	22 ($24.3 bil)	11 ($2.0 bil)	2,573 ($5.0 bil)	3 ($1.4 bil)	N/A	N/A
Steve Klouda	22 ($24.3 bil)	11 ($2.0 bil)	2,573 ($5.0 bil)	3 ($1.4 bil)	N/A	N/A
Jeff Scudieri	22 ($24.3 bil)	11 ($2.0 bil)	2,573 ($5.0 bil)	3 ($1.4 bil)	N/A	N/A
Jon Vacko	22 ($24.3 bil)	11 ($2.0 bil)	2,573 ($5.0 bil)	3 ($1.4 bil)	N/A	N/A
Christopher Hartman	22 ($24.3 bil)	11 ($2.0 bil)	2,573 ($5.0 bil)	3 ($1.4 bil)	N/A	N/A
Joe Wysocki	22 ($24.3 bil)	11 ($2.0 bil)	2,573 ($5.0 bil)	3 ($1.4 bil)	N/A	N/A

Causeway Capital Management LLC

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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sarah H. Ketterer	12 ($4.6bil)	10 ($1.4 bil)	60 ($8.1 bil)	N/A	N/A	2 ($0.7 bil)
Harry W. Hartford	12 ($4.6bil)	10 ($1.4 bil)	64 ($8.0 bil)	N/A	N/A	2 ($0.7 bil)
James A. Doyle	12 ($4.6bil)	10 ($1.4 bil)	65 ($8.0 bil)	N/A	N/A	2 ($0.7 bil)
Jonathan P. Eng	12 ($4.6bil)	10 ($1.4 bil)	62 ($8.0 bil)	N/A	N/A	2 ($0.7 bil)
Kevin Durkin	12 ($4.6bil)	10 ($1.4 bil)	60 ($8.0 bil)	N/A	N/A	2 ($0.7 bil)
Conor Muldoon	12 (4.6 bil)	10 ($1.4 bil)	66 ($8.0 bil)	N/A	N/A	2 ($0.7 bil)

Dean Capital Management, LLC
Steve Roth	2 ($71.2 mil)	None	440 ($342.2 mil)	N/A	N/A	N/A

Dreman Value Management, LLC
E. Clifton Hoover.	12 ($3.0 bil)	N/A	546 ($560 mil)	N/A	N/A	N/A
Mark Roach	10 ($2.9 bil)	N/A	13 ($127 mil)	N/A	N/A	N/A
Mario Tufano	7 ($2.9 bil)	N/A	13 ($127 mil)	N/A	N/A	N/A

Fox Asset Management LLC
Gregory R. Greene	4 ($178.2 mil)	N/A	33 ($124.6 mil)	N/A	N/A	N/A
J. Bradley Ohlmuller	2 ($166.7 mil)	N/A	27 ($20.1 mil)	N/A	N/A	N/A
Robert J. Milmore	2 ($166.7 mil)	N/A	17 ($4.8 mil)	N/A	N/A	N/A

Franklin Advisers, Inc.
Eric Takaha	6 ($11.8 bil)	4 ($4.5 bil)	3 ($200.0 mil)	N/A	N/A	N/A
Chris Molumphy	9 (17.5 bil)	5 ($1.9 bil)	N/A	N/A	N/A	N/A
Glenn Voyles	1 ($220.0 mil)	N/A	N/A	N/A	N/A	N/A

Hotchkis and Wiley Capital Management, LLC
Patricia McKenna	13 ($6.9 bil)	4 ($453 mil)	57 ($7.0 bil)	1 ($2.3 bil)	N/A	3 ($265 mil)
Sheldon Lieberman	13 ($6.9 bil)	4 ($453 mil)	57 ($7.0 bil)	1 ($2.3 bil)	N/A	3 ($265 mil)
George Davis	13 ($6.9 bil)	4 ($453 mil)	57 ($7.0 bil)	1 ($2.3 bil)	N/A	3 ($265 mil)
Stan Majcher	13 ($6.9 bil)	4 ($453 mil)	57 ($7.0 bil)	1 ($2.3 bil)	N/A	3 ($265 mil)
David Green	13 ($6.9 bil)	4 ($453 mil)	57 ($7.0 bil)	1 ($2.3 bil)	N/A	3 ($265 mil)
Jim Miles	13 ($6.9 bil)	4 ($453 mil)	57 ($7.0 bil)	1 ($2.3 bil)	N/A	3 ($265 mil)
Judd Peters	13 ($6.9 bil)	4 ($453 mil)	57 ($7.0 bil)	1 ($2.3 bil)	N/A	3 ($265 mil)
Scott McBride	13 ($6.9 bil)	4 ($453 mil)	57 ($7.0 bil)	1 ($2.3 bil)	N/A	3 ($265 mil)

Lazard Asset Management LLC
John Reinsberg	5 ($1.2 bil)	5 ($127.7 mil)	62 ($5.2 bil)	N/A	4 ($123.1 mil)	N/A
Michael A. Bennett	8 ($3.3 bil)	4 ($77.1 mil)	263 ($10.2 bil)	1 ($1.9 bil)	N/A	N/A
Michael G. Fry	7 ($2.9 bil)	4 ($144.3 mil)	225 ($8.0 bil)	1 ($1.9 bil	N/A	N/A
Michael S. Powers	7 ($2.9 bil)	3 ($72.4 mil)	224 ($8.0 bil)	1 ($1.9 bil)	N/A	N/A

Lee Munder Capital Group LLC
Donald E. Cleven	6 ($347.4 mil)	9 ($46.9 mil)	19 ($43.9 mil)	N/A	N/A	N/A

Logan Circle Partners, L.P.
Timothy L. Rabe, CFA	2 ($394 mil)	2 ($104 mil)	17 ($2.3 bil)	N/A	N/A	($226 mil)

Massachusetts Financial Services Company
Steven Gorham	18 ($43.2 bil)	5 ($2.9 bil)	37 ($12.3 bil)	N/A	N/A	N/A
Nevin Chitkara	19($43.2 bil)	6($2.9 bil)	37($12.3 bil)	N/A	N/A	N/A

Morgan Stanley Investment Management Inc.
Ruchir Sharma	6 ($2.6 bil)	9 ($4.1 bil)	17 ($5.4 bil)	N/A	N/A	3 ($1.8 bil)
Paul Psaila	6 ($2.1 bil)	8 ($3.1 bil)	17 ($5.4 bil)	N/A	N/A	3 ($1.8bil)
Munib Madni	6 ($2.5 bil)	5 ($2.9 bil)	23 ($11.6 bil)	N/A	N/A	2 ($862 mil)
Samuel Rhee	5 ($2.2 bil)	8 ($2.9 bil)	24 ($12.5 bil)	N/A	N/A	3 ($1.8 bil)

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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Eric Carlson	5 ($2.1 bil)	8 ($3.1 bil)	17 ($5.4 bil)	N/A	N/A	3 ($1.8 bil)
Ana CristinaPiedrahita	4 ($2.0 bil)	9 ($3.8 bil)	19 ($7.5 bil)	N/A	N/A	4 ($3.9 bil)

Opus Capital Group, LLC
Len A. Haussler	1 ($619 mil)	N/A	239 ($1.1 bil)	N/A	N/A	1 ($49 mil)
Kevin P. Whelan	1 ($619 mil)	N/A	239 ($1.1 bil)	N/A	N/A	1 ($49 mil)
Jonathon M. Detter	1 ($619 mil)	N/A	239 ($1.1 bil)	N/A	N/A	1 ($49 mil)

PENN Capital Management Company, Inc.
Richard A. Hocker	1 ($131mil)	1 ($128 mil)	18 ($783 mil)	N/A	N/A	N/A
Martin A. Smith	1 ($131mil)	1 ($128 mil)	18 ($783 mil)	N/A	N/A	N/A

Pzena Investment Management, LLC
Richard S. Pzena	8 ($5.5 bil)	37 ($498 mil)	149 ($4.5 bil)	N/A	N/A	4 ($122 mil)
Eli Rabinowich	1 ($39 mil)	N/A	5 ($288 mil)	N/A	N/A	N/A
Manoj Tandon	1 ($39 mil)	2 ($8 mil)	15 ($305 mil)	N/A	N/A	N/A

Signia Capital Management, LLC
Richard Beaven	106 ($506 mil)	2 ($119 mil)	N/A	N/A	N/A	N/A
Anthony Bennett	106 ($506 mil)	2 ($119 mil)	N/A	N/A	N/A	N/A
Daniel Cronin	106 ($506 mil)	2 ($119 mil)	N/A	N/A	N/A	N/A

Templeton Investment Counsel, LLC
Cindy Sweeting	16 ($16.1 bil)	4 ($2.1 bil)	38 ($9.9 bil)	N/A	N/A	N/A
Antonio Docal	8 ($1.9 bil)	5 ($1.9 bil)	47 ($6.8 bil)	N/A	N/A	N/A

The Boston Company Asset Management, LLC
D. Kirk Henry	11 ($3.38 bil)	10 ($3.42 bil)	20 ($3.38 bil)	N/A	N/A	N/A
Clifford A. Smith	11 ($3.38 bil)	10 ($3.42 bil)	20 ($3.38 bil)	N/A	N/A	N/A
Warren Skillman	11 ($4.71 bil)	10 ($3.42 bil)	20 ($3.38 bil)	N/A	N/A	N/A
Joseph M. Corrado	4 ($1.33 bil)	3 ($221 mil)	20 ($1.26 bil)	N/A	N/A	N/A
Edward R. Walter	4 ($1.33 bil)2	3 ($221 mil)	20 ($1.26 bil)	N/A	N/A	N/A

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of a Fund and other accounts. The information regarding potential conflicts of interest of each sub-advisor was provided by each firm.

The Manager The Manager’s Portfolio Managers are responsible for managing the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

Portfolio Managers of the Manager with responsibility for the Funds are also responsible for managing, among other accounts, the pension assets for AMR Corporation and its subsidiaries (“AMR Pension Accounts”). These Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors who invest the assets of the Funds and AMR Pension Accounts. The same investment process and overall investment strategies are used for both the Funds and the AMR Pension Accounts. Potential conflicts of interest may occur when the Manager’s Portfolio Managers

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allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. This potential conflict of interest is disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund(s)). Barrow manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Brandes Investment Partners, L.P. (“Brandes”) The Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts. Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.

Brandywine Global Investment Management, LLC (“Brandywine Global”) Brandywine Global does not foresee any potentially material conflicts of interest as a result of concurrent management of the American Beacon Balanced, American Beacon Large Cap Value and American Beacon Small Cap Value Funds and other accounts. Brandywine Global follows the same buy and sell discipline for all positions across all portfolios, subject to client specific restrictions. Portfolios may differ in a strategy slightly due to differences in available cash, contributions and withdrawals.

Calamos Advisors LLC (“Calamos”) Calamos does not foresee any potentially material conflicts of interest as a result of concurrent management of the American Beacon Retirement Income and Appreciation Fund and other accounts.

Potential conflicts that could arise include the allocation of investment opportunities and securities purchased among these multiple accounts. Similarly, trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. Calamos does not believe that any of these potential conflicts of interest are material, and Calamos has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment advisor.

Causeway Capital Management LLC (“Causeway”) The Causeway portfolio managers who manage a portion, or “Sleeve,” of the American Beacon International Equity Fund (the “Sleeve”) also manage their own personal accounts and other accounts, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts, wrap fee programs, and other institutions (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Sleeve, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Sleeve that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. The Other Accounts pay higher management fee rates than the Sleeve or pay performance-based fees to Causeway. Causeway is the investment adviser and sponsor of a number of mutual funds (“Causeway Mutual Funds”). All of the portfolio managers have personal investments in one or more of the Causeway Mutual Funds. Each of Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway’s equity and Messrs. Doyle, Eng, Durkin and Muldoon have minority interests in Causeway’s equity.

Actual or potential conflicts of interest arise from the Sleeve’s portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway’s global absolute return strategy takes both long and short positions in securities. Causeway has a policy that it will not enter into a short position in a security on behalf of any client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Dean Capital Management, LLC. (“DCM”) Potential Conflicts of Interest: DCM’s Portfolio Manager responsible for the Fund also is responsible for managing other accounts including separate and registered funds under the same process. DCM also participates as an investment manager to wrap fee programs, and as such provides discretionary advisory services to wrap fee program clients,

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utilizing the same investment strategy. (DCM is not a sponsor of the wrap programs). Finally, DCM manages additional strategies with similar objectives that may have overlapping holdings. The Portfolio Managers may have a potential conflict of interest in determining how to allocate their time among these accounts. In addition, to the extent a Fund and other accounts of DCM seek to acquire the same security at about the same time, a Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other clients desire to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata basis or, if necessary, in another manner which the Sub-adviser deems fair and reasonable.

DCM has adopted a Code of Ethics which sets forth appropriate ethical standards of business conduct that DCM requires of its employees, including compliance with applicable federal securities laws. DCM’s Code of Ethics permits its members and employees to trade in securities, subject to review and reporting of such transactions according to the firm’s policies. Therefore, personnel of DCM may from time to time have acquired or sold, or may subsequently acquire or sell, for their personal accounts, securities that may also be held, or have been purchased or sold, in client accounts, including the affiliated Fund. DCM’s Code of Ethics is designed to monitor and protect the interests of clients, and to prevent conflicts of interest or abuse of DCM’s or its employee’s position of trust.

With regard to proxy voting, our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to our clients about the voting of proxies for their portfolio securities and maintaining relevant and required records

Dreman Value Management, LLC (“Dreman”) Dreman manages clients’ accounts using a contrarian value investment strategy. Dreman utilizes a model portfolio and rebalances client accounts whenever changes are made to the model portfolio. In addition, Dreman aggregates its trades and allocates the trades to all client accounts in an equitable manner. Dreman strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of Dreman eliminates any potential or apparent conflicts of interest that could arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Dreman does not receive any performance-based fees. Dreman’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

Fox Asset Management LLC (“Fox”) Both Fox and Eaton Vance Management, the management company of several mutual funds to which Fox provides advisory services, are indirect subsidiaries of Eaton Vance Corp. This may present a conflict in that Fox is under common control with an entity to which it provides investment advice. Fox maintains controls to ensure that material dispersion in the investment management services offered across products within the same strategy are within acceptable parameters.

Franklin Advisers, Inc. (“Franklin”) The management of multiple funds, including the American Beacon High Yield Bond Fund and other accounts may give rise to potential conflicts of interest if the American Beacon High Yield Bond Fund and other accounts have different objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment strategies that are used in connection with the management of the American Beacon High Yield Bond Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the American Beacon High Yield Bond Fund may outperform the securities selected for the American Beacon High Yield Bond Fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the American Beacon High Yield Bond Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a Portfolio Manager’s compensation may give rise to potential conflicts of interest. A Portfolio Manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a Portfolio Manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While Franklin has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited

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activities by Portfolio Managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) The American Beacon Balanced, American Beacon Large Cap Value and American Beacon Small Cap Value Funds are managed in part by Hotchkis’ investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

Lazard Asset Management LLC (“Lazard”) Lazard’s Portfolio Managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exist because Lazard and the Portfolio Managers manage other accounts with similar investment objectives and strategies as the American Beacon International Equity Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager’s time dedicated to each account, Lazard periodically reviews each Portfolio Manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are

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generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

Lee Munder Capital Group, LLC (“LMCG”) LMCG’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Logan Circle Partners, L.P. (“Logan”) Logan managers manage other accounts with similar investment objectives and strategies as the American Beacon High Yield Bond Fund and conflicts of interest may arise as a result. Logan has adopted procedures that it believes are reasonably designed to mitigate the potential for conflicts of interest; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Logan and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the fund and other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the fund’s investments could be adversely affected by the manner in which the Logan enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as Logan may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. Logan has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with Logan’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. Logan will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of Logan permits a fair and equitable allocation over time.

Logan will manage the fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, Logan may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice Logan may give to the fund, or may involve a different timing or nature of action than with respect to the fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the fund may differ significantly from the results achieved by Logan for other client accounts.

Massachusetts Financial Services Company (“MFS”) MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A fund’s trade allocation policies may give rise to conflicts of interest if the fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund. MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

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Morgan Stanley Investment Management Inc. (“MSIM Inc.”) Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Opus Capital Group, LLC (“Opus”) Opus does not foresee any potentially material conflicts of interest as a result of concurrent management of the American Beacon Small Cap Value Fund and other accounts. Opus has implemented policies and procedures reasonably designed to prevent potential conflicts of interest that may arise, including trade allocation policies and procedures which are monitored and reviewed internally.

PENN Capital Management Company, Inc (“PENN”) PENN does not foresee material conflicts as a result of the concurrent management of the Fund and other accounts. PENN also manages institutional accounts and other mutual funds. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. PENN has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including allocation decisions. Since all PENN accounts are managed to a target portfolio, adequate time and resources are consistently applied to each account in the same investment strategy.

Pzena Investment Management, LLC (“Pzena”) In Pzena’s view, conflicts of interest may arise in managing the American Beacon Mid-Cap Value Fund’s portfolio investment, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all mid cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts that are designed to ensure each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any hot issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or hot issue investment include the account having Financial Industry Regulatory Authority (“FINRA”) restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments

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having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Signia Capital Management, LLC (“Signia”) Because Signia engages in an investment advisory business and manages more than one account, there may be conflicts of interest over Signia’s time devoted to managing any one account and the allocation of investment opportunities among all accounts managed by Signia. Signia attempts to resolve all such conflicts in a manner that is generally fair to all of its clients. Signia may give advice and take action with respect to any of its clients that may differ from any other client. It is Signia’s policy to allocate investment opportunities over a period of time on a fair and equitable basis relative to all clients.

Templeton Investment Counsel, LLC (“Templeton”) The management of multiple funds, including the American Beacon International Equity Fund and other accounts may give rise to potential conflicts of interest if the American Beacon International Equity Fund and other accounts have different objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. Templeton seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment strategies that are used in connection with the management of the American Beacon International Equity Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the American Beacon International Equity Fund may outperform the securities selected for the American Beacon International Equity Fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the American Beacon International Equity Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a Portfolio Manager’s compensation may give rise to potential conflicts of interest. A Portfolio Manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a Portfolio Manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While Templeton has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by Portfolio Managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The Boston Company Asset Management, LLC (“TBCAM”) This disclosure statement is intended to describe the general conflicts of interest that have been identified at TBCAM and the corresponding mitigants.   A conflict of interest is a scenario whereby a person or firm has an incentive to serve one interest at the expense of another interest.
This is not intended to be an exhaustive list of all conflicts that currently exist or that may exist in the future.

Side by Side Issues

1.	Same investment team managing multiple client accounts

2.	Allocation of Investment Opportunities

3.	Favoring clients with performance based fees

Description of Perceived Conflicts:  A portfolio manager may favor one account over another account.

Mitigant:  All accounts in the same strategy are managed and traded identically with the exception of client imposed restrictions.  Accounts in the same strategy are categorized in the same product group(s) and traded accordingly.  Trades are typically allocated to accounts on a pre-trade pro-rata basis.  Compliance conducts monthly dispersion reviews by strategy.

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Related Party Arrangements

1.	Management of proprietary accounts alongside other accounts

2.	Management of affiliated accounts alongside other accounts

3.	Affiliated brokerage

4.	Affiliated underwriting

Description of Perceived Conflicts:  Affiliated and proprietary accounts will be advantaged over other accounts.  TBCAM will participate in syndicate deals (IPO’s and secondary offerings) where an affiliate is part of the underwriting syndicate to benefit the affiliate.  TBCAM will execute trades with affiliated broker-dealers for reasons other than best execution.

Mitigants:  All accounts (including affiliated and proprietary accounts) in the same strategy are managed identically as described in the Side by Side Issues section.  Trading does not use affiliate brokers to execute trades unless expressly instructed to do so by clients.  Compliance is notified of all syndicate deals that the firm is participating in and confirms whether or not an affiliate is part of the underwriting syndicate.  Where an affiliate is involved, the affiliate is never the executing broker and Compliance ensures that only permissible accounts participate.

Brokerage Related Conflicts

1.	Soft dollars

2.	Broker selection

3.	Simultaneous trading

Description of Perceived Conflicts:  Client commissions are used to purchase research and brokerage that is outside of the Section 28(e) safe harbor.  Client commissions are used to purchase research and brokerage that is duplicative.

Brokers are selected for reasons other than for purposes of best execution.

Simultaneous trading occurs when a single investment decision results in multiple buyers or sellers being in the market at the same time.  Multiple orders create the appearance of increased supply or demand that may increase or decrease prices.  Such simultaneous trading may occur any time where TBCAM makes portfolio decisions, but does not execute the corresponding trades (i.e. model or UMA business, total return swaps).

Mitigants:  All requests for services paid for with soft dollars are approved by the following individuals:  requester’s manager, Director of Commission Management, CIO, Head Trader, CCO and COO.  In addition, all services paid for with soft dollars are reviewed by the Brokerage Practices Committee no less often than annually.

Executing brokers are selected by TBCAM traders and must be on one of the approved broker lists.  TBCAM has commissioned a 3rd party vendor to perform trade cost analysis (TCA).  The head trader reviews TCA reports with lead portfolio managers along with the designated trader responsible for executing trades for the strategy.  TCA reports are also reviewed at the Brokerage Practices Committee at least annually.  TBCAM has entered into commission sharing arrangements (CCA’s or CSA’s) with several counterparties pursuant to which TBCAM may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to TBCAM.  These arrangements allow the execution decision to be independent of the research decision.

The impact of simultaneous trading is mitigated through coordinated trading arrangements and monitored through trade cost analysis.

Personal Interests

1.	Personal trading

2.	Outside affiliations and directorship

3.	Gifts and entertainment

Description of Perceived Conflicts:  Employees are permitted to trade in stocks that the firm recommends and trades in for its clients.

Employees outside interests may be in direct or indirect conflict with their job responsibilities at TBCAM.

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There is a perception that portfolio managers and research analysts purchase research with client commissions from brokers and independent providers that provide gifts and/or entertainment.  Likewise, there is a perception that traders may execute trades with brokers that provide gifts and/or entertainment without taking into account execution capabilities.

Mitigants:  TBCAM has in place a comprehensive Securities Trading Policy which requires that all personal trades (with few exceptions) be precleared; prohibits short term trading; and requires extensive reporting and certification of compliance.  Monitoring and back testing is performed by the Compliance Department on an on-going basis.

Employees that hold positions at unaffiliated entities must disclose such positions and in certain cases obtain approval.

TBCAM has in place a Gifts and Entertainment Policy that requires all employees to report all gifts and any entertainment accepted that has a value greater than $10.00.  The Compliance Department reviews gifts and entertainment received to identify concerning patterns or trends.

TBCAM has implemented policies and procedures to comply with Rule 206(4)-5 of the Investment Advisers Act of 140, as amended.  Certain employees that are considered “covered persons” must report and obtain approval prior to making any campaign donations for state or local elections.

Compensation Conflicts

Description of perceived conflict:  Portfolio managers will provide preferential treatment to certain types of accounts, such as those that pay a higher advisory fee and/or have a performance fee, include an investment by the portfolio manager or otherwise result in an increase in compensation payable to the portfolio manager.

Mitigant:  Compensation of investment personnel includes both a fixed base salary and a discretionary bonus.  The discretionary bonus is not tied to the performance of any one account.  Compensation of investment teams that manage hedge funds alongside other accounts is subject to long-only account performance hurdles.

Operational Conflicts

1.	Valuation and pricing

2.	Product development

3.	Disclosure practices

4.	Error correction

5.	Proxy Voting

Description of Perceived Conflicts:  Securities may be improperly valued and priced resulting in inflated performance results and advisory fees.

Products may be developed or new activities undertaken that create new conflicts or undermine the mitigation of pre-existing conflicts.

Certain clients may be provided with information that other clients do not have access to.

Errors resulting in client accounts may have a negative impact on performance and result in lower advisory fees.  As a result, unnecessary risks may be assumed in an effort to reverse the impact of the error.

Proxies associated with companies of clients or prospects may be voted in a manner that places the firm’s interests ahead of the interests of client accounts.

Mitigants:  All securities are priced through a 3rd party pricing service.  Where a security is not priced or where the price is stale or otherwise impeded, TBCAM has in place fair value pricing procedures implemented by a Valuation Working Group and overseen by a Valuation Steering Committee.  Portfolio managers and research analysts serve as an input, but are not the determining factor in matters of pricing and valuation of securities.

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New activities and products are vetted through the Product Development Committee.  If the committee approves the new activity or product, a pre-defined on-boarding process occurs where a component of the process is a risk assessment that factors in whether the new activity or product introduces new conflicts or impacts existing mitigants to current conflicts.

The Disclosure Policy provides guidance when information may be released to clients, prospects, consultants and other third parties.  In addition, TBCAM’s Form ADV is made available to all clients, prospects, consultants and other third parties upon request.  The Form ADV provides detailed information regarding the firm’s policies and practices.

TBCAM participates in the BNY Mellon Proxy Policy Committee.  This committee applies detailed, predetermined proxy voting guidelines in an objective and consistent manner based upon internal and external research and recommendations.

Compensation

The following is a description provided by the Manager and each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

The Manager Compensation of the Manager’s Portfolio Managers is comprised of base salary and annual cash bonus. Each Portfolio Manager’s base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager’s annual cash bonus plan. The amount of the total bonus pool is based upon the profitability of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility. Additionally, the Portfolio Managers participate in the Manager’s Equity Option Plan.

Barrow In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a long-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

Brandes- The firm’s compensation structure for portfolio managers/analysts is four-fold:

●	Competitive base salaries

●	Participation in an annual bonus plan

●	Participation in profit sharing plan

●	Eligibility for participation in the firm’s equity through partnership or phantom equity

Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. Compensation is not based on the performance of a fund or other accounts.

Brandywine Global All portfolio managers, research analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion

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that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. We have found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global’s staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which we believe leads to responsibility, accountability, and low turnover of people.

The percentage of compensation derived from each of the above components changes over time.  In general, the larger the percentage of total compensation that will result from incentive pay will be paid to the more senior and successful group.

We believe that our compensation structure allows our investment team members to focus on generating premium returns and building lasting client relationships in which our interests are properly aligned with our clients’ interests.

Calamos As of October 31, 2012, John P. Calamos, Sr. and John P. Calamos, Jr. receive all of their compensation from Calamos Advisors. Each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus, on a pre-tax basis. For example, the target bonus for a Team Leader who earns $500,000 would range from $1,500,000 to $3,000,000 and the Team Leader’s maximum annual bonus opportunity would range from $2,250,000 to $4,500,000. Also, due to the ownership and executive management positions with Calamos Asset Management, Inc., additional multiple corporate objectives are utilized to determine the target bonus for John P. Calamos, Sr. and John P. Calamos, Jr. For 2012, the additional corporate objectives were distribution effectiveness, as measured by redemption rates and sales growth; investment performance, as measured by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; income growth, as measured by operating margin and return on invested capital and the corporate investment portfolio; management evaluation, based upon several factors including the execution of strategic initiatives; and stockholder return relative to the  industry peer group.

As of August 31, 2012, Mr. Black has also entered into an employment agreement that provides for compensation in the form of an annual base salary, target bonus, and a long-term incentive (“LTI”) target bonus. His annual cash target bonus is 300% of base salary, the annual LTI target bonus is 300% of base salary, and he will receive up to 12.5% of certain incentive fee payments collected by an affiliated entity of Calamos Advisors.

Causeway Causeway provides subadvisory services to a portion or “Sleeve” of the American Beacon International Equity Fund. Sarah Ketterer and Harry Hartford, the Chief Executive Officer and President of Causeway, respectively, and portfolio managers of the Sleeve, receive annual salary and are entitled, as controlling owners of Causeway, to certain distributions of Causeway’s net profit based on their ownership interests. They do not receive incentive compensation. James Doyle, Jonathan Eng, Kevin Durkin and Conor Muldoon, the other portfolio managers of the Sleeve, receive salary, incentive compensation, grants of equity-related interests and distributions of firm net profit based on their ownership interests.

Incentive compensation is paid in the discretion of Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and incentive compensation is not based on the specific performance of any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation for Messrs. Doyle, Eng, Durkin and Muldoon: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

DCM- Compensation of DCM’s Portfolio Managers is comprised of a fixed guaranteed distribution (salary) adjusted for inflation on an annual basis. Portfolio Managers also participate in the profits of the LLC based their respective percentage ownership in the firm.

Dreman All of Dreman’s investment professionals are evaluated primarily on their ability to achieve excellent investment results, over full market cycles, relative to their benchmark, peers and client objectives.

Dreman’s compensation plans are designed to attract and retain experienced and exceptional professionals. We have a competitive compensation plan made up of a fixed salary component, a variable bonus component, and comprehensive benefits. A profit sharing plan and ownership in the firm is currently offered to Dreman partners. The variable bonus allows Dreman to compensate its investment professionals based on results, which aligns their interests directly with its clients’ interests.

Base salaries are a factor of job function. Dreman offers competitive pay by many measures including compensation surveys compiled for the asset management industry and the broader financial services industry in the New York City met area.

Variable bonuses, which are based on performance, may include cash and the possibility of stock grants. There are many measures of performance. For portfolio managers and associate portfolio managers, success is defined largely by their ability to

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generate superior investment results for our clients relative to their benchmarks, peer group and client objectives. For Dreman’s client service team, important factors are retention and other measures of general client satisfaction.

In addition to offering employees a comprehensive compensation package with full benefits (medical, dental, vision, disability, vacation), Dreman is committed to maintaining a rewarding work environment that fosters teamwork, innovation and camaraderie. Dreman offers continuing education and training to its professionals and actively encourage people to avail themselves of those resources. Importantly, Dreman knows that workplace diversity provides real benefits to its firm and clients and strives to maintain a professional environment supportive of that diversity.

Fox The compensation structure for the investment professionals includes a competitive base salary, a subjective bonus, and a performance bonus. The amounts in each category vary by job descriptions. A Portfolio Manager/Analyst might have a baseline mix of 45-50% base salary, 15% subjective bonus, and 35-40% as a midpoint performance bonus. A Sr. Analyst might have a similar mix of 35-40% base, 15% subjective, and 45-50% performance bonus. A Jr. Analyst mix might be 50% base, 10-15% subjective and 35-40% performance bonus.

The mixes for each level are set in consideration of industry compensation surveys. The performance portion varies depending on whether the person is an analyst or portfolio manager. Portfolio managers are evaluated relative to their benchmarks and their peer groups. Analysts at all levels have performance bonuses based on their recommendations relative to their respective benchmarks.

Management has clearly delineated these components of compensation and set the performance guidelines to eliminate confusion concerning the calculus that is used. The compensation levels are compared to industry levels via various measures, including the McLagan survey.

Franklin The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

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Hotchkis The investment team, including portfolio managers, is compensated in various forms, which may include a base salary, an annual bonus, and equity ownership. Compensation is used to reward, attract and retain high quality investment professionals. The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and form performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of the Advisor using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The majority of the portfolio managers own equity in the Advisor. The Advisor believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. The Advisor believes that the combination of competitive compensation levels and equity ownership provides the Advisor with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in the Advisor receive their pro rata share of the Advisor’s profits. Investment professionals may also receive contributions under the Advisor’s profit sharing/401 (k) plan.

Finally, the Advisor maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, the Advisor has the right to repurchase their ownership to place back in the equity bank. This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.

The Advisor believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

Lazard Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager’s compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the Portfolio Manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. The benchmark for the American Beacon International Equity Fund is the Morgan Stanley Capital International Europe Australasia Far East Index.

LMCG Portfolio managers at LMCG are compensated through a combination of competitive base salary and incentive bonus. Bonuses are formula driven based on assets managed in the strategy, strategy revenues, and performance relative to peer groups. Incentive bonuses are not calculated on specific client or specific Fund assets.  LMCG's incentive compensation plans for investment teams are dependent on actual composite performance for the strategy relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. The performance of the account composite is compared to that of this blended universe over one-year, three-year, and since-inception periods.

Logan Logan compensation program is structured to align the firm’s compensation and incentive programs with the interests of our clients. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of Logan, their contribution towards team objectives and their ability to generate long-term investment success for the firm’s clients. The incentive program is primarily comprised of four elements:

(i) Fixed base salary: This is generally the smallest portion of compensation and is generally within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

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(ii) Discretionary incentive compensation in the form of an annual cash bonus: Logan’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Logan considers the contribution to his/her team or discipline, as well as his/her contribution to the overall firm. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer groups or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

(iii) Long-Term Incentive Plan: As a long-term incentive and performance bonus, Logan and its parent company, have structured a Long-Term Incentive Plan. Shares of this earnings bonus plan are distributed to Logan’s key investment and non-investment personnel as a means of incentive and retention.

(iv) Contributions under the 401(k) Plan: The contributions are based on the overall profitability of Logan’s parent company and the amount and allocation of the contributions are determined at its sole discretion.

MFS Portfolio manager compensation is reviewed annually. The portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). The following benchmarks were used to measure the portfolio manager’s performance for the Fund and/or comparable accounts:

Portfolio Manager	Benchmark(s)
Nevin P. Chitkara	Russell 1000 Value Index
Steven R. Gorham	Russell 1000 Value Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that include performance of different indices for different portions of the time period may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

MSIM Inc. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

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Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary year-end compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Discretionary year-end compensation may include:
● Cash Bonus.

● Long Term Incentive Compensation awards:
●
A mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.  All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of the Firm’s consolidated financial results; or constitutes a violation of the Firm’s risk policies and standards.

●
Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

● Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
● The investment performance of the funds/accounts managed by the portfolio manager.
● Contribution to the business objectives of the Adviser.
● The dollar amount of assets managed by the portfolio manager.
● Market compensation survey research by independent third parties.
● Other qualitative factors, such as contributions to client objectives.
● Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Opus Opus compensates the Portfolio Managers with a combination of salary and annual bonus. Salaries are fixed and based on merit and market rates/conditions; annual bonuses are based on merit and Opus’s overall profitability. Ownership of Opus is available to all employees based on their contribution to the firm. The Portfolio Managers have equity ownership in Opus. Portfolio Managers salaries are not measured by performance.

PENN There are three components to an investment professional’s compensation package: salary, performance bonus pool, and direct equity ownership. Each of PENN’s portfolio managers and analysts participate in the performance bonus pool. If all of PENN’s investment styles outperform their benchmarks over a 1, 3, & 5 year time period:

●	For Portfolio Managers, the performance bonus pool can exceed 100% the aggregate salaries.

●	For Research Analysts, the performance bonus pool can exceed 75% of the aggregate salaries.

Any allocation to the bonus pool is linked to the pre-tax investment performance of the BofA Merrill Lynch US High Yield Constrained Index for the most recent 1, 3, and 5 year time periods. The performance bonus pool is paid out to the portfolio team over a three year period. The deferred portion of the bonus is invested in PENN’s styles, which strengthens the alignment of interest with our clients.

The allocations of the performance bonus pool are based on a scoring system that takes into consideration the following points:

●	Attribution of covered names

●	Database updates (quality and quantity)

●	New ideas

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●	Management calls

●	Conference calls

●	Investment style performance

●	Leadership of style

●	Contribution to discussions in meetings and recommendations made by other team members

The weighting of these points will vary depending on the specific responsibilities and seniority of the individual. The allocations are ultimately determined by PENN’s Executive Committee.

PENN equity is distributed directly to investment professionals that qualify. PENN’s Executive Committee determines the levels and recipients of PENN equity distribution. An investment professional can be considered for equity after 3 years employment with PENN.

Pzena Portfolio Managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. The equity ownership in Pzena of each Portfolio Manager to the American Beacon Mid-Cap Value Fund was as follows:

Richard S. Pzena	Greater than 25% but less than 50%
Eli Rabinowich	None
Manoj Tandon	Less than 5%

Signia All portfolio managers are owners in Signia Capital Management. Compensation consists of a fixed salary and respective share of profits. As owners in the firm, portfolio managers are highly incentivized and take a longer-term view toward the success of the firm. Signia also provides a defined contribution retirement plan along with competitive health care benefits to the portfolio managers. The portfolio managers’ compensation is not based on Fund pre- or after-tax performance or the value of assets in the Fund.

Templeton The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the

Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

§ Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

§ Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

§ Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

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§ Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager's appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

TBCAM Individual performance is at the heart of every compensation decision, and all of The Boston Company's employees are assessed on their ability to meet goals set during the year and to work productively as a team member to achieve those goals. Skills, qualities, outcomes and achievement of annual goals are evaluated and rated on both an absolute and relative basis. Beyond the employee's individual performance, other broader variables and metrics affect decisions tied to compensation, compensation pools, and allocation of dollars to each investment team and, ultimately, to individual team members. These include current margin levels, aggregate firm investment performance and The Boston Company's performance against our financial plan. Investment performance by team and strategy is factored into decisions tied to the distribution of the overall incentive pool, the team allocation and individual awards.

Ownership of Funds

A Portfolio Manager’s beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager’s beneficial ownership of the Fund(s) under that Portfolio Manager’s management as provided by each investment advisor. In the following tables, “N/A” indicates that the Portfolio Manager does not have responsibility for that Fund.

Name of Investment Advisor and Portfolio Managers	Balanced Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
American Beacon Advisors, Inc.
Wyatt L. Crumpler	None	None	$50,001-$100,000	None
Michael W. Fields	None	None	None	None
Gene L. Needles, Jr.	None	None	None	None
Adriana R. Posada	$10,001-$50,000	N/A	$10,001-$50,000	N/A
Patrick A. Sporl	None	None	None	None
Cynthia Thatcher	N/A	$1-$10,000	N/A	N/A
Erin Higginbotham	None	None	$1-$10,000	$10,001-$50,000

Name of Investment Advisor and Portfolio Managers	Emerging Markets Fund	High Yield Bond Fund	Int’l Equity Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
American Beacon Advisors, Inc.
Kirk L. Brown	$100,001- $500,000	$50,001- $100,000	$100,001- $500,000	N/A	N/A	N/A
Wyatt L. Crumpler	$50,001- $100,000	None	$100,001- $500,000	$100,001- $500,000	$50,001- $100,000	$50,001- $100,000
Adriana R. Posada	N/A	N/A	N/A	$100,001- $500,000	$50,001- $100,000	$100,001- $500,000
Gene L. Needles, Jr.	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Name of Investment Advisor and Portfolio Managers	Small Cap Value II Fund
American Beacon Advisors, Inc.
Wyatt Crumpler	None
Gene L. Needles, Jr.	None
Adriana R. Posada	$10,001-$50,000

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Name of Investment Advisor and Portfolio Managers	Balanced Fund	Intermediate Bond Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow	None	None	None	None	None
Mark Giambrone	None	None	None	None	None
James S. McClure	None	None	None	None	None
John P. Harloe	None	None	None	None	None
John S. Williams	None	None	None	None	None
David H. Hardin	None	None	None	None	None
J. Scott McDonald	None	None	None	None	None
Mark C. Luchsinger	None	None	None	None	None
Deborah A. Petruzzelli	None	None	None	None	None

Name of Investment Advisor and Portfolio Managers	Emerging Markets Fund
Brandes Investment Partners, L.P.
Alphonse Chan	None
Douglas Edman	None
Christopher Garrett	None
Louis Lau	None
Greg Rippel	None
Gerardo Zamorano	None

Name of Investment Advisor and Portfolio Managers	Balanced Fund	Large Cap Value Fund	Small Cap Value Fund
Brandywine Global Investment Management, LLC
Henry F. Otto	None	None	Over $1,000,000
Steven M. Tonkovich	None	None	$100,001-$500,000
Paul R. Lesutis	None	None	Over $1,000,000
Patrick Kaser	None	$50,001-$100,000	None
James J. Clarke	None	$100,001- $500,000	None
Stephen S. Smith	None	None	None

Name of Investment Advisor and Portfolio Managers	Retirement Income and Appreciation Fund
Calamos Advisors LLC
John P. Calamos, Sr.	None
John P. Calamos Jr.	None
Gary D. Black	None
Chris Hartman	None
John Hillenbrand	None
Steve Klouda	None
Jeff Scudieri	None
Jon Vacko	None
Joe Wysocki	None

Name of Investment Advisor and Portfolio Managers	International Equity Fund
Causeway Capital Management LLC
Sarah H. Ketterer	None
Harry W. Hartford	None
James A. Doyle	None
Jonathan Eng	None
Kevin Durkin	None
Conor Muldoon	None

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Name of Investment Advisor and Portfolio Managers	Small Cap Value II Fund
Dean Capital Management, LLC
Steve Roth	None

Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Dreman Value Management, LLC
E. Clifton Hoover, Jr.	None
Mark Roach	None
Mario Tufano	None

Name of Investment Manager and Portfolio Managers	High Yield Bond Fund
Franklin Advisers, Inc.
Eric Takaha	None
Chris Molumphy	None
Glenn Voyles	None

Name of Investment Advisor and Portfolio Managers	Small Cap Value II Fund
Fox Asset Management LLC
Gregory R. Greene	None
J. Bradley Ohlmuller	None
Robert J. Milmore	None

Name of Investment Advisor and Portfolio Managers	Balanced Fund	Large Cap Value Fund	Small Cap Value Fund
Hotchkis and Wiley Capital Management, LLC
George Davis	None	None	N/A
Patricia McKenna	None	None	N/A
Sheldon Lieberman	None	None	N/A
Stan Majcher	N/A	N/A	N/A
David Green	N/A	N/A	None
Jim Miles	N/A	N/A	None
Judd Peters	None	None	N/A

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Name of Investment Advisor and Portfolio Managers	International Equity Fund
Lazard Asset Management LLC
Michael A. Bennett	None
John R. Reinsberg	None
Michael Powers	None
Michael G. Fry	None

Name of Investment Advisor and Portfolio Manager	Mid-Cap Value Fund
Lee Munder Capital Group, LLC
Donald Cleven	None

Name of Investment Advisor and Portfolio Manager	High Yield Bond Fund
Logan Circle Partners, L.P.
Timothy L. Rabe	None

Name of Investment Advisor and Portfolio Managers	Large Cap Value Fund
Massachusetts Financial Services Company
Steven Gorham	None
Nevin Chitkara	None

Name of Investment Advisor and Portfolio Managers	Emerging Markets Fund
Morgan Stanley Investment Management Inc.
Ruchir Sharma	None
Paul Psaila	None
Munib Madni	None
Samuel Rhee	None
Eric Carlson	None
Ana Cristina Piedrahita	None

Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Opus Capital Group, LLC
Len A. Haussler	$100,001-$500,000
Kevin P. Whelan	None
Jonathon M. Detter	$10,001-$50,000

Name of Investment Advisor and Portfolio Managers	High Yield Bond Fund
PENN Capital Management Company, Inc.
Richard A. Hocker	None
Martin A. Smith	None

Name of Investment Advisor and Portfolio Managers	Mid-Cap Value Fund
Pzena Investment Management, LLC
Richard S. Pzena	None
Eli Rabinowich	None
Manoj Tandon	None

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Name of Investment Advisor and Portfolio Managers	Small Cap Value II Fund
Signia Capital Management, LLC
Richard Beaven	None
Anthony Bennett	None
Daniel Cronin	None

Name of Investment Advisor and Portfolio Manager	International Equity Fund
Templeton Investment Counsel, LLC
Cindy Sweeting	None
Antonio Docal	None

Name of Investment Advisor and Portfolio Managers	Emerging Markets Fund	Small Cap Value Fund
The Boston Company Asset Management, LLC
Kirk Henry	None	N/A
Clifford A. Smith	N/A	N/A
Warren Skillman	None	N/A
Joseph M. Corrado	N/A	None
Edward R. Walter	N/A	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund’s net asset value), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisors, as applicable, to benefit their other accounts under management.

The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund’s investment objective and policies. In placing such orders, each sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. A Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio activity increases a Fund’s transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

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The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek best execution. In assessing available execution venues, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the value of any eligible research, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Funds may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor’s participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available. For the fiscal year ended October 31, 2012, the following Funds received the amounts shown as a result of participation in the commission recapture program:

American Beacon Fund	Amount Received (in thousands)
Balanced	$34
Emerging Markets	$6
International Equity	$30
Large Cap Value	$121
Mid-Cap Value	$60
Retirement Income and Appreciation	$0
Small Cap Value	$90
Small Cap Value II	$0

For the fiscal years ended October 31, 2010, 2011, and 2012, the following brokerage commissions were paid by the Funds. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets resulting in increased trading. Shareholders of these Funds bear only their pro-rata portion of such expenses.

American Beacon Fund	2010	2011	2012
Balanced	$296,605	$351,369	$447,944
Emerging Markets	$381,933	$403,187	$231,560
High Yield Bond	$192	$96	$3,244
Intermediate Bond	$0	$0	$5,017
International Equity	$1,310,057	$1,335,985	$969,236
Large Cap Value	$4,263,508	$5,813,546	$4,265,507
Mid-Cap Value	$98,131	$122,976	$262,039
Retirement Income and Appreciation	$0	$4,355	$3,617
Small Cap Value	$3,959,812	$4,360,511	$4,049,584
Small Cap Value II	N/A	N/A	$9,990

For the fiscal year ended October 31, 2012, the Funds directed $849,732,197 in transactions to brokers in part because of research services provided and paid $1,476,941 in commissions on such transactions.

During the fiscal year ended October 31, 2010, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Emerging Markets	Morgan Stanley HK	Morgan Stanley Investment Management Inc.	$870
Emerging Markets	Morgan Stanley India	Morgan Stanley Investment Management Inc.	$572
Emerging Markets	Morgan Stanley & Co.	Morgan Stanley Investment Management Inc.	$231
International Equity	Pershing	The Boston Company Asset Management	$1,644
Small Cap Value	Abel Noser	The Boston Company Asset Management	$438
Small Cap Value	Pershing	The Boston Company Asset Management	$5,489

The percentages of total commissions of the American Beacon Emerging Markets Fund, the American Beacon Small Cap Value Fund, and the American Beacon International Equity paid to affiliated brokers in fiscal year 2010 were 0.44%, 0.15%, 0.13%, respectively. The transactions represented 0.74% of the American Beacon Emerging Markets Fund, 0.20% of the, 0.74% of the

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American Beacon Small Cap Value Fund, and 0.18% of the American Beacon International Equity Fund’s total dollar value of portfolio transactions for the fiscal year ended October 31, 2010

During the fiscal year ended October 31, 2011, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Emerging Markets	Morgan Stanley India	Morgan Stanley Investment Management Inc.	$399
Emerging Markets	Morgan Stanley & Co.	Morgan Stanley Investment Management Inc.	$17

The percentage of total commissions of the American Beacon Emerging Markets Fund, paid to affiliated brokers in fiscal year 2011 was 0.40%. The transactions represented 0.12% of the American Beacon Emerging Markets Fund’s total dollar value of portfolio transactions for the fiscal year ended October 31, 2011.

During the fiscal year ended October 31, 2012, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Emerging Markets	Morgan Stanley India	Morgan Stanley Investment Management Inc.	$16
Emerging Markets	Morgan Stanley & Co.	Morgan Stanley Investment Management Inc.	$26
Emerging Markets	Morgan Stanley Asia Ltd.	Morgan Stanley Investment Management Inc.	$213
Small Cap Value	Pulse Trading	The Boston Company Asset Management	$87
Small Cap Value	Guggenheim Securities	The Boston Company Asset Management	$1,043
Small Cap Value	Cuttone & Company	The Boston Company Asset Management	$335
Small Cap Value	BlockCross/State Street Global Markets LLC	The Boston Company Asset Management	$1,154

The percentage of total commissions of the American Beacon Emerging Markets Fund and the American Beacon Small Cap Value Fund, paid to affiliated brokers in fiscal year 2012 were 0.11% and 0.06%, respectively. The transactions represented 0.0001% of both the American Beacon Emerging Markets Fund and American Beacon Small Cap Value Fund’s total dollar value of portfolio transactions for the fiscal year ended October 31, 2012.

The following table lists each Fund that as of the end of its fiscal year held securities issued by a broker-dealer (or by its parent) through which the Fund regularly executes transactions.

Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities
J.P. Morgan Securities	Balanced	$28,017,000
The Charles Schwab Corp.	Balanced	$3,008,000
Wells Fargo & Company	Balanced	$14,968,000
UBS Financial Services Inc.	Balanced	$1,242,000
Merrill Lynch	Balanced	$3,683,000
Bank of America Securities LLC	High Yield Bond	$687,000
Wells Fargo & Company	High Yield Bond	$231,000
Bank of America Securities LLC	Intermediate Bond	$5,351,000
UBS Securities LLC	Intermediate Bond	$2,367,000
Goldman Sachs and Co.	Intermediate Bond	$5,238,000
Barclays Bank PLC	Intermediate Bond	$1,201,000
Deutsche Bank AG New York	Intermediate Bond	$422,000
UBS Financial Services Inc.	Intermediate Bond	$2,367,000
Credit Suisse Securities	International Equity	$5,525,000
Deutsche Bank Securities	International Equity	$24,039,000
UBS Asia Ltd.	International Equity	$11,117,000
J.P. Morgan Securities	Large Cap Value	$315,117,000
Morgan Stanley Co.	Large Cap Value	$29,414,000
The Charles Schwab Corp.	Large Cap Value	$38,583,000
Wells Fargo & Company	Large Cap Value	$226,517,000
JP Morgan Securities Inc.	Retirement Income and Appreciation	$2,899,000
Merrill Lynch Pierce Fenner & Smith Inc.	Retirement Income and Appreciation	$301,000
Barclays Capital	Retirement Income and Appreciation	$1,105,000

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Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities
UBS Financial Services Inc.	Retirement Income and Appreciation	$1,124,000
Morgan Stanley Co.	Short Term Bond	$2,892,000
Citigroup Global Markets	Short Term Bond	$2,875,000
JP Morgan Securities Inc.	Short Term Bond	$1,017,000
Jefferies & Company Inc.	Small Cap Value	$4,414,000

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

Letter of Intent (“LOI”). The LOI may be revised upward at any time during the 13-month period of the LOI (“LOI Period”), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before the shareholder’s death.

All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in A Class shares of the Funds to determine your sales charge on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in A Class shares of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

●	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

●	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

●
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

●	endowments or foundations established and controlled by you or your immediate family; or

●	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

●	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

●	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

●
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

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●
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of a broker- dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining purchases of A Class shares of the Funds subject to a sales load.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Funds may be sold at net asset value (without the imposition of a front-end sales charge) to:

1.
current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their spouses, and children, including children in step and adoptive relationships, sons-in- law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

4.	insurance company separate accounts;

5.	accounts managed by the Manager, a sub-advisor to the Funds and its affiliated companies;

6.	the Manager or a sub-advisor to the Funds and its affiliated companies;

7.
an individual or entity with a substantial business relationship with the Manager, which may include the officers and employees of a Fund’s custodian and transfer agent,x or a sub-adviser to the Funds and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8.	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9.	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10.
banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12.
Employer-sponsored defined contribution — type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds in the American Beacon Funds fund family; and

13.	Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

●	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

●	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and;

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●	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge (“CDSC”) if you redeem your shares within 12 months of purchase. In addition, if you purchased $250,000 or more of A Class shares of the American Beacon Retirement Income and Appreciation Fund and the American Beacon Short-Term Bond Fund (therefore paid no initial sales charges) and subsequently redeem your shares within 12 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

●
Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

●
Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund’s transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

●
Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code of 1986. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

●	Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

●	Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

●	Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

●	To return excess contributions made to a retirement plan.

●	To return contributions made due to a mistake of fact.

Example

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner; the shareholder assumes the risk of a subsequent

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change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that each Fund qualifies as a regulated investment company (“RIC”) (as discussed below). Such information is only a summary of certain key federal tax considerations affecting the Funds and their shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of each Fund or the tax implications to their shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The information is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Funds

Each Fund intends to elect and qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. Each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

●
Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” other than a partnership at least 90% of the gross income of which satisfies the Gross Income Requirement.

●
Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

●
Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and, in the case of the American Beacon International Equity and American Beacon Emerging Markets Funds, net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”).

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends it distributes would be taxable to its shareholders as ordinary income (or possibly as “qualified dividend income” (as described in the Prospectus)) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would therefore have a negative impact on a Fund’s income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that a Fund will not qualify as a RIC in any given taxable year. (See the next section for a discussion of the tax consequences to each Fund of certain investments and strategies.)

Taxation of Certain Investments and Strategies

A Fund may acquire zero coupon or other securities issued with original issue discount. The Fund may also acquire “market discount bonds” (i.e. bonds purchased by the Fund at a price less than their issue price plus the portion of original issue discount previously accrued thereon). Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount or market discount to satisfy the Distribution Requirement and avoid imposition of the Excise

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Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or the proceeds of sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

If a Fund acquires stock in a foreign corporation that is a “passive foreign investment company” (“PFIC”) and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on any “excess distribution” the Fund receives on the stock or any gain realized by the Fund from disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income”. A Fund may avoid this tax and interest if it elects to treat the PFIC as a “qualified electing fund”; however, the requirements for that election are difficult to satisfy. If such an election were made, the Fund would be required to include in its income each year a portion of the ordinary income and net capital gains of the PFIC, even if this income is not distributed to the Fund. Any such income would be subject to the Distribution Requirement and to the calendar year Excise Tax distribution requirement.

A Fund may elect to “mark-to-market” its stock in a PFIC. Under such an election, a Fund (1) would include in gross income each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock and (2) would be allowed a deduction for the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. A Fund’s adjusted basis in PFIC stock would be adjusted to reflect the amounts included in income or deducted under this election. Amounts included in income pursuant to this election, as well as gain, if any, realized on the sale or other disposition of PFIC stock, would be treated as ordinary income, while the deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge discussed above with respect to PFIC stock for which a mark-to-market election has been made.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein.

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Funds may realize in connection therewith. In general, any Fund’s (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Gross Income Requirement.

The Funds may invest in one or more LLCs and LPs that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which a Fund may invest may include (1) a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement.

If an LLC or LP in which a Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income to the Fund under the Gross Income Requirement. A Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets in order to satisfy the Diversification Requirements. In addition, a Fund’s holding of more than 10% of a QPTP’s equity securities will not count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to a Fund would likely be treated as “qualified dividend income” and disposition of a Fund’s interest therein would be gain from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, the investing Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity’s income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by such Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which a Fund invests may generate income and gains that is not qualifying income under the Gross Income Requirement. Each Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a regulated investment company.

Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities.

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Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Internal Revenue Code also may apply to a Fund’s forward currency contracts, options, and futures, on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

Offsetting positions a Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

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Taxation of the Funds’ Shareholders

Dividends and other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution. So, if an investor purchases Fund shares shortly before the record date for a distribution, the investor will pay full price for the shares and (except for an exempt interest dividend) receive some portion of the price back as a taxable distribution even though it represents in part a return of invested capital.

If more than 50% of the value of the total assets of a Fund at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (“IRS”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to its share of any foreign and U.S. possessions income taxes paid by it. If a Fund makes this election, it will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend the Fund pays that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against his federal income tax or, alternatively, deduct the taxes deemed paid by him in computing his taxable income. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund’s income from foreign and U.S. possessions sources and foreign taxes paid. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Cost Basis Election and Reporting

Pursuant to legislation passed by Congress in 2008, a Fund shareholder who wants to use an acceptable method for basis determination other than the average cost method for determining basis with respect to Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a shareholder of the Fund fails to affirmatively elect that method, the basis determination will be made in accordance with the Fund’s default cost basis method of average cost. The basis method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

That 2008 legislation also requires that, in addition to the current requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term or long-term holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law will apply to them.

Fund shareholders who acquire and hold shares through a financial intermediary should contact their financial intermediary for information related to cost basis defaults, cost basis selection and cost basis reporting.

Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a specified percentage of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded.

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Other Taxes

Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The following individuals (and members of that individual’s “immediate family”), are eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000 (i) employees of the Manager, (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) officers and directors of AMR Corporation, (iv) members of the Trust’s Board of Trustees, (v) employees of TPG/Pharos, and (vi) members of the Manager’s parent’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Advisor Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The Retirement Class was created for smaller pension and profit sharing plans. The Institutional and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the funds through their broker-dealers or other financial intermediaries. The AMR Class is offered to tax-exempt retirement and benefit plans of the Manager, AMR Corporation and its affiliates.

FINANCIAL STATEMENTS

The Trust’s independent registered public accounting firm, Ernst & Young LLP audits and reports on each Fund’s annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm and are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders for the period ended October 31, 2012.

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APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”).  AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients' best interests.  Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds.  As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio.  Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon.  In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio.  For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds (the “Beacon Funds”) and the American Beacon Select Funds (the “Select Funds”).  AmBeacon may invest a Beacon Fund in shares of one or more Select Funds.  If a Select Fund solicits a proxy for which a Beacon Fund is entitled to vote, AmBeacon’s interests as manager of the Select Fund seeking shareholder votes may conflict with the interests of the Beacon Fund as shareholder of the Select Fund.  To avoid the appearance of a conflict of interests in these cases, AmBeacon will vote the Beacon Fund’s shares in accordance with the Beacon Fund’s Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS

PROXY VOTING POLICY AND PROCEDURES

Last Amended July 1, 2012

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly.  The Funds’ Boards of Trustees have delegated proxy voting authority to the Manager.   The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor.  For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund’s Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors  and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the

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sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

 When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client.  The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter.  In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each American Beacon Fund has the ability to invest in the shares of any of the American Beacon Select Funds. For example, the American Beacon High Yield Bond Fund may purchase shares of the American Beacon Money Market Select Fund. If the American Beacon Money Market Select Fund issues a proxy for which the American Beacon High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the American Beacon Select Funds Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible.  The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares.  The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts.  The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Oversight

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

PROXY VOTING POLICIES —INVESTMENT SUB-ADVISORS

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
Proxy Voting

For clients who so elect, BHMS has the responsibility to vote proxies for portfolio securities consistent with the best economic interests of the beneficial owners.  BHMS maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about the Firm's proxy policies and procedures to clients.  BHMS provides information to clients about how their proxies were voted and retains records related to proxy voting.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co.  Glass Lewis provides research on corporate governance, financial statements, business, legal and accounting risk and supplies proxy voting recommendations.  Glass Lewis also provides proxy execution, record keeping, and reporting services.

Proxy Oversight Committee

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BHMS’ Proxy Oversight Committee reviews and evaluates the data and recommendations provided by the proxy service along with its own internal research on each company to ensure that all votes are consistent with the Firm’s policies and are in the best interest of the beneficial owners.  Every proxy vote must be approved by BHMS before submitting to the proxy service provider.

❖	The Proxy Oversight Committee includes two portfolio managers, five research analysts, one client service specialist and proxy coordinator. Research analysts participate based on industry coverage.
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All domestic ballots and research recommendations are reviewed by the Proxy Coordinator and referred to analysts, portfolio managers or members of the proxy committee if the Glass Lewis recommendations are against management.

Types of Accounts

❖	All Domestic Equity Accounts
The proxy coordinator reviews each proposal and evaluates the proxy service provider’s recommendations.  If further research is required, the proxy coordinator will direct the proxy service provider’s research to the analyst following the security. For small cap portfolios, the portfolio managers will review and make the voting decision. Generally, proposals are voted in accordance with the proxy service provider’s recommendations unless BHMS overrides a specific issue.  The proxy coordinator approves all voting decisions through the proxy service provider’s secure, proprietary, online system.

❖	International and Diversified Small Cap Value Accounts
All proxies are voted uniformly in accordance with the proxy service provider’s recommendations.  The proxy service provider verifies that every vote is received, voted, and recorded.

Conflicts of Interest

❖	All proxies are voted uniformly in accordance with the Firm’s policies, including proxies of companies that are also clients, thereby eliminating any potential conflicts of interest.
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BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine whether the Firm or any of its employees have any financial, business, or personal relationship with the issuer.

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If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict with the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

❖	BHMS will maintain a record of the voting resolution of any conflict of interest.

Policies and Procedures

The Director of Equity Operations, who serves as proxy coordinator, is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.  The Proxy Oversight Committee conducts regular reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate.

❖	BHMS sends a daily electronic transfer of all stock positions to the proxy service provider.
❖	The proxy service provider identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
❖	Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.
❖	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing the number of shares voted and disclosing how each proxy was voted.
❖	All voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.
❖	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing: clientservices@barrowhanley.com.
❖	The proxy coordinator retains the following proxy records in accordance with the SEC's five-year retention requirement:

■	These policies and procedures and any amendments;
■	A record of each vote cast; and
■	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision.

The director of equity operations, who serves as proxy coordinator, is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining the Firm’s voting guidelines in its procedures.

BRANDES INVESTMENT PARTNERS, L.P.
PROXY VOTING POLICY

Brandes Investment Partners, L.P. (“Brandes”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA Plans”). This document sets forth Brandes’ policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

●	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

●	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

●	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

I. OBJECTIVE

Where Brandes is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, Brandes generally votes in accordance with the recommendations of management and/or a third-party proxy service provider (see discussion below) on these issues, although, on occasion Brandes abstains from voting on these issues.

When making proxy-voting decisions, Brandes generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by Brandes’ Corporate Governance Committee. The Guidelines are described generally in an insert to our Form ADV, Part II and on our website, and are made available to clients on request. The Guidelines, which have been developed with reference to the positions of certain third party proxy service providers, set forth Brandes’ positions on recurring issues and criteria for addressing non-recurring issues.

II. ACCOUNTS FOR WHICH BRANDES HAS PROXY VOTING RESPONSIBILITY

Brandes generally is responsible for voting proxies with respect to securities selected by Brandes and held in client accounts. Brandes’ form Investment Advisory Agreement provides that Brandes is generally responsible for proxy voting unless the client has directed Brandes to the contrary in writing. As a general rule, Brandes does not, however, vote proxies for securities not selected by Brandes but that are nevertheless held in a client account or where Brandes otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA Plans. Where authority to manage ERISA Plan assets has been delegated to Brandes, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Brandes has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Plan should:

●	Be in writing;

●	State that Brandes is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

●	Be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

III. ADHERENCE TO CLIENT PROXY VOTING POLICIES

Although clients do not always have proxy voting policies, if a client has such a policy and instructs Brandes to follow it, Brandes will follow those instructions except in any instance in which doing so would be contrary to the economic interests of the plan or otherwise imprudent or unlawful. In the case of ERISA Plans, Brandes, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

Brandes must, to the extent possible, comply with each client’s proxy voting policy (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

IV. ARRANGEMENTS WITH PROXY SERVICE PROVIDERS

Brandes presently uses the following firms as third-party proxy service providers (“PSP”) to assist in voting proxies.

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Institutional Shareholder Services Inc. (“ISS”), formerly Risk Metrics Group (“RMG”) is a proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. ISS’ primary function with respect to Brandes is to appraise it of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

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Broadridge Financial Solutions’ Proxy Edge service is an electronic proxy voting and vote-tracking service. Broadridge’s primary function with respect to Brandes is to apprise it of the shareholder meeting dates of securities holdings, forward copies of proxy materials, and vote proxies in accordance with our instructions.

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Glass, Lewis & Co., LLC is a leading research and professional services firm that assists institutions globally that have investment, financial or reputational exposure to public companies. It provides research and recommendations for Brandes for voting on proxy proposals.

Although we may consider ISS’ and others’ recommendations on proxy issues, Brandes bears ultimate responsibility for proxy voting decisions. For ERISA Plans for which Brandes votes proxies, Brandes is not relieved of its fiduciary responsibility by following directions of a PSP or the ERISA Plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

V. CONFLICTS

Brandes is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Brandes; (ii) Brandes has material business relationships with participants in proxy contests, corporate directors or director candidates; or (iii) a Brandes employee has a material personal interest in the outcome of a particular matter before shareholders.

Brandes is committed to resolving all such and similar conflicts in its clients’ best interests. Brandes has developed these policies and procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to its Guidelines when conflicts of interest arise. Proxy voting proposals that give rise to conflicts of interest that are not addressed by the Guidelines, including conflicts that may arise when Brandes holds both equity and fixed income securities of the same issuer on behalf of its clients and there are contested situations, will be evaluated on a case-by-case basis by the Corporate Governance Committee, in consultation with the Global Head of Compliance (“GHOC”) and the steps taken to address the issue will be documented in writing. If necessary, the Corporate Governance Committee, GHOC and senior management will consult with an independent consultant or outside counsel to resolve any material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Brandes and the issuer, its officers or directors, director candidates, or proxy proponents; or (iv) voting in other ways that are consistent with Brandes’ obligation to vote in its clients’ best interests.

Brandes has taken various steps to neutralize potential conflicts that may arise with PSPs, such as ISS, that also provide other products and services to issuers. ISS has made a copy of its policies, procedures and practices regarding potential conflicts of interest available to Brandes. In addition, ISS shall, on a periodic basis, provide Brandes with a list of those companies that have a business relationship with ISS. Brandes exercises best efforts to compare this list to proxies it votes on behalf of clients so that potential conflicts of interest are made known at the time of voting proxies. In addition, Brandes' Corporate Governance Committee reviews, not less than annually, potential material conflicts of interest disclosed to Brandes by ISS. Finally, Brandes obtains additional proxy voting information from other PSPs as an additional check on the independence of the voting recommendations provided to Brandes by ISS.

VI. SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Although Brandes has arrangements with PSPs, voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

●	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions, and share blocking.
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To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Brandes may refrain from voting shares of foreign stocks subject to blocking restrictions where, in Brandes’ judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

●	Often it is difficult to ascertain the date of a shareholder meeting because certain countries do not require companies to publish announcements in any official stock exchange publication.

●	Time frames between shareholder notifications, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

●	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

●	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

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Lack of a “proxy voting service” by custodians in certain countries. In countries in which custodians do not offer a “proxy voting service”, Brandes will attempt, on a best efforts basis, to lodge votes in such countries.

●	Presence of voting fees in countries in which custodians do not offer a “proxy voting service”, may limit Brandes’ ability to lodge votes in such countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Brandes may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VII. REPORTS

An insert to Brandes’ Form ADV, Part II and the Brandes website describe how clients may obtain information from Brandes about how we voted proxies with respect to their securities. If requested, Brandes provides clients with periodic reports on Brandes’ proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA Plans, the named fiduciary that appointed Brandes is required to monitor periodically Brandes’ activities, including our decisions and actions with regard to proxy voting. Accordingly, Brandes provides these named fiduciaries on request with reports to enable them to monitor Brandes’ proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

VIII. OPERATIONAL PROCEDURES

A. Role of the Reorganization Department

Brandes’ Reorganization Department is primarily responsible for receiving, processing and voting proxies for securities held in the portfolios of our clients.

Once a client account is established, the Reorganization Department will monitor the client’s custodian, to ensure that they forward proxy materials to Brandes and certain PSPs. The Reorganization Department is also responsible for monitoring the PSPs receipt and utilization of security positions on a regular basis to enable them to track meeting dates and notify Brandes of upcoming meetings.

The Reorganization Department retains materials received from various sources in a central folder until the PSPs provide research and voting recommendations electronically. The Reorganization Department confirms that the correct amount of shares, as of the record date, is generally reflected on the proxy.

It is Brandes’ general policy to have proxies voted at least forty-eight (48) hours prior to the deadline. Unfortunately, in some instances, proxy materials are received with less than a week’s time before the deadline, and in such cases, Brandes uses reasonable efforts to exercise its vote.

The Reorganization Department also has procedures in place to access and compile information, for each client for which Brandes votes proxies, showing the issuer’s name, meeting date and manner in which it voted on each proxy proposal. The Reorganization Department is also responsible for developing compliance procedures with respect to client proxy voting policies.

B. Role of the Investments Group in Voting Proxies

Once the PSP’s recommendations and associated research are received electronically, the recommendations and associated materials are transmitted to the relevant investment research team(s) and/or investment committee(s) for consideration. In determining how to vote a given proxy, Brandes generally adheres to the Guidelines, as revised from time to time by the Corporate Governance Committee, except to the extent superseded by client proxy voting policies. Proposals not covered by the Guidelines and contested situations are, at the relevant analyst’s request, evaluated on case-by-case basis by a member of the Corporate Governance Committee and/or the relevant investment research team(s) or investment committee(s). The firm’s voting decisions are then communicated by the Reorganization Department to Broadridge, or other 3rd party voting agents.

C. Role of the Corporate Governance Committee

Brandes’ Corporate Governance Committee is responsible for setting, reviewing from time to time, but at least annually, and making appropriate changes to the firm’s position on various corporate governance issues, as set forth in the Guidelines. The Corporate Governance Committee shall also provide oversight to the firm’s investment research teams and/or investment committees from time to time on significant proxy voting proposals or issues. In the event that Brandes feels it is appropriate to vote proxies contrary to the recommendation of the PSPs or contrary to Brandes’ internal voting guidelines, an e-mail will be sent by a member of the Investments Group to the members of the Corporate Governance Committee outlining the issue and voting recommendation. Any member of the Corporate Governance Committee may provide direction or approval of the recommendation by e-mail. The Reorganization Department will review and collect any responses received from members of the Corporate Governance Committee. In the event of disagreement among the members of the Corporate Governance Committee, the Reorganization Department will call a meeting of the Corporate Governance Committee to vote on the recommendation.

D. Disclosures of Proxy Voting Intentions

Brandes personnel should not discuss with members of the public how Brandes intends to vote on any particular proxy proposal without the advance approval of its General Counsel. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA Plans or other clients for which Brandes votes proxies. Disclosure of Brandes’ proxy voting intentions — especially where done with the purpose or effect of influencing the management or control of a company — could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934.

E. Engagement Policy and Practices

Brandes believes that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies and the execution of proxies and voting instructions is an important mechanism by which shareowners can influence a company's operations and corporate governance. We also believe that engaging in dialogue with companies provides opportunities to improve long-term corporate performance. As a result, Brandes seeks to address strategic or structural governance weaknesses with solutions that are long-term in nature and any change we encourage the board to make will be in support of the company's ability to perform over time and in the interests of all long-term shareholders.

Our preference is one of private engagement with portfolio companies when we perceive shortcomings in their governance practices, strategic or capital matters or their long-term performance. This strategy of discrete engagement reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, has a better likelihood of a positive outcome. However, where no progress is made, Brandes may, in rare cases, use the press and other public forums to help drive change. Brandes' Corporate Governance Committee monitors governance activities to ensure the consistency and integrity of its proxy policy implementation.

We put significant effort into understanding the reasons for a company's poor performance and the appropriate course of action for the board and management team to take to rectify the situation. To be effective as responsible and active shareowners, we need to have constructive, informed discussions with boards and management teams based on a thorough understanding of the company's past and its future prospects. It is important to highlight that we believe in the delegated nature of corporate management; we are very clear that we do not want to micro-manage company affairs. We see our role as providing to the company the perspective of a long-term owner and working with and supporting the company to address weaknesses that may have a negative impact on company performance. In prioritizing issues for engagement, we take into account their materiality, their potential impact on corporate performance, their relevance to the marketplace and the applicability of our policies. We believe that one size does not fit all and, therefore, we are committed to applying our corporate governance and voting policies in the most practical manner possible.

Our preference is for positive engagement strategies that can utilize private communication, minimize public confrontation and attain a mutually beneficial resolution. While private communication remains our main strategy Brandes’ engagement policies and practices may involve many different activities and initiatives, including, but not limited to, the following:

●	Submitting shareholder resolutions;

●	Withholding or voting against director(s);

●	Reaching out to other investors for support on our initiative;

●	Engaging in public dialogue and commentary;

●	Engaging in collective action with other investors when appropriate;

●	Supporting an election contest or change of control transaction.

Depending on circumstances and local regulations, Brandes may be prepared to discuss price sensitive information and, as a result, will cease active trading in the affected securities for the relevant period.

IX. SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Brandes is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. Brandes will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan are perceived to outweigh the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Brandes may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Brandes’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

X. RECORDKEEPING

The Brandes Reorganization Department will maintain copies of the following records for a period of five years, the first two in an easily accessible place, in accordance with the Investment Advisers Act of 1940. Specifically, Rule 204-2 requires that we retain or have access to via a third party vendor:

●	Copies of all policies and procedures relating to proxy voting;

●	Proxy statements received regarding client securities;

●	Records of each vote cast on behalf of a client;

●	Copies of any document created by Brandes that was material to making a decision how to vote proxies on behalf of the client or that memorializes the basis for that decision;

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Copies of each written client request for information on how Brandes voted proxies on behalf of the client, and a copy of any written response by Brandes to any (written and oral) client request for information on how Brandes voted proxies on behalf of the requesting client.

XI. PROXY VOTING REVIEW COMMITTEE

No less frequently than annually, the Proxy Voting Review Committee shall meet to review and discuss the operation of Brandes’ proxy voting procedures. The Committee shall consist of, at least, the following individuals:

●	The GHOC or Global Head of Compliance (who shall act of the Chair of the committee);

●	The General Counsel or his/her designee;

●	A representative of the Corporate Governance Committee;

●	A representative of the Corporate Reorganization Department;

●	A representative of the Research Department.

In reviewing the proxy voting procedures, the Committee shall consider the operation of the policies and procedures since the previous review, including but not limited to the following areas:

●	Operational aspects of the policies and procedures (e.g., is information getting to the necessary people in a timely fashion or have any votes been missed);

●	Maintenance of all required records;

●	Performance of service providers (Institutional Shareholders Services, Broadridge and Glass Lewis);

●	Conflict of interest issues;

●	Any instances where Brandes has failed to comply with its policies;

●	Any suggested revisions to the policies and procedures.

The GHOC shall meet with the Office of the CEO no less frequently than annually to discuss the results of the Proxy Voting Committee’s review of the policies and procedures.

BRANDES INVESTMENT PARTNERS, L.P.

XII. PROXY VOTING GUIDELINES SUMMARY

Summary

With the understanding that many of the issues below are dealt with in detail in these Proxy Voting Guidelines (the “Guidelines”), Brandes’ current policies with respect to a number of more common issues are briefly summarized as follows:

●	Brandes generally votes with the recommendations of a company’s Board of Directors on routine or non-controversial issues.

●	In general, Brandes opposes anti-takeover proposals and supports the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.

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In general, Brandes supports proposals that enhance shareholder rights through protecting the ability to call special meetings, act by written consent, access proxy voting materials, and by lowering the requirement for supermajority shareholder vote requirements on certain important governance issues.

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It is not possible to represent fairly the diverse views of our clients on proposals regarding social, political, and environmental issues and, therefore, unless directed by a client to vote in a certain manner, we will generally vote in accordance with the recommendations of management and/or ISS or abstain from voting on the respective issues.

●
Proposals not covered by the Guidelines, including conflicts that may arise when Brandes acquires both equity and fixed income securities of the same issuer for and on behalf of its clients and contested situations, will be evaluated on a case-by-case basis by the Corporate Governance Committee, in consultation with the GHOC and the steps taken to address the issue will be documented in writing. If necessary, the Corporate Governance Committee, GHOC and senior management will consult with an independent consultant or outside counsel to resolve any material conflicts of interest.

XIII. PROXY VOTING GUIDELINES

The following guidelines have been developed with reference to the positions of Institutional Shareholders Services, Inc, (“ISS”) formerly Risk Metrics Group (“RMG”), . Exceptions and modifications to these guidelines may occur with respect to issues that arise relating to certain companies and/or unique circumstances in certain countries.

A. The Board of Directors

1. Voting on Director Nominees in Uncontested Elections

We generally support the election of a company’s nominees for director and believe that the board’s nominating committee is in the best possible position to evaluate the qualification of directors and the needs of a particular board. Brandes believes that the election of a majority of independent directors is critical to long term shareholder value. In determining whether to support a board nominee, we will consider the following factors:

●	Long-term corporate performance record relative to industry peers; Composition of board and key board committees;

●	Nominee’s attendance at meetings (past two years);

●	Nominee’s investment in the company;

●	Whether a retired CEO sits on the board; and

●	Whether the chairman is also serving as CEO;

●	Disclosure of Director names.

In cases of significant votes and when information is readily available, we also review:

●	Corporate governance provisions and takeover activity;

●	Board decisions regarding executive pay;

●	Director compensation;

●	Directors’ other board positions held in publicly listed companies. As a general rule we prefer that:

●
Non-Executive Directors (NED) should hold no more than a total of 5 board appointments. We prefer that a Director who serves as an Executive Officer of any public company should hold no more than two other public company board seats;

●	Chairmen should not hold other executive positions or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships;

●	NEDs who do not hold executive or chairmanship positions should not hold more than four other non-executive directorships;

●	Interlocking directorships.

2. Voting on Director Nominees in Contested Elections

We review on a case-by-case basis the directors nominated for election in contested elections, considering the following factors:

●	Long-term financial performance of the target company relative to its industry;

●	Management’s track record;

●	Background to the proxy contest;

●	Qualifications of director nominees (both slates);

●	Strategic plan of dissident nominated directors and quality of critique against management;

●	Likelihood that the proposed goals and objectives can be achieved (both slates);

●	Stock ownership positions.

3. Voting on Director Nominees by Bundled Slate

In countries where directors are voted on by slate, we will generally vote against the board of directors when presented as a slate and there is no disclosure on the individual directors.

Disclosure of director background, experience, performance and accountability to shareholder interests is favored in order that shareholders may vote appropriately for the most qualified director nominees who would add value to the oversight of the company.

4. Separating Chairman/CEO

We will generally vote for resolutions to separate the Chairman and CEO positions unless the company has a strong countervailing governance structure, which includes an independent lead director that is elected by and from the independent board members with clearly delineated duties, a minimum two-thirds independent board, all key committees comprised of independent directors, and established governance guidelines. While we generally support the separation of the CEO and Chairman positions, though we may allow for flexibility in cases where there are important compelling reasons for retaining a combined chair/CEO, such as negative effect the separation would have on a company’s competitive position or shareholder value.

5. Majority of Independent Directors

We generally vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining whether a director is independent or not we take into consideration both compliance with any applicable independence listing requirements as well as the profile of the director. We will look at the mix of director traits, qualifications, experiences and skill sets that will allow them to effectively evaluate the company and its executives.

We generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

6. Stock Ownership Requirements

We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7. Term of Office

We generally vote against shareholder proposals to limit the tenure of outside directors.

8. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We generally vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

B. Auditors

We generally rely on the judgment of the board’s audit committee in selecting the independent auditors that will provide the best service to the company. In doing so, we generally vote for the ratification or reappointment of the company’s auditor unless:

●	The auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence;

●	There is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

●	There have been recent material restatements of annual financial statements under the same auditor.

●	The auditors receive a significant amount of compensation for non-auditing activities or consulting activities.

C. Proxy Contests, Tender Offer Defenses, and Miscellaneous Governance Provisions

1. Board Structure: Staggered or Classified vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

2. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote for proposals that require director nominees to be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, provided such proposals include adequate provisions which address vote standards in contested elections of directors.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting and will generally vote for proposals to provide for or restore cumulative voting unless the company currently provides for Proxy Access or a similar structure or has adopted a Majority Vote Standard.

In situations where insider voting power is greater than 50%, i.e. controlled company, we will generally vote for proposals to provide for cumulative voting.

4. Shareholder Ability to Call Special Meetings

We vote against management or shareholder proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for management or shareholder proposals that remove restrictions on the right of shareholders to act independently of management. In determining whether to support a proposal, we will consider the following factors:

●	Shareholder’s current right to call special meetings;

●	Minimum threshold to call special meeting (5% preferred);

●	Presence of prohibitive language (hurdles);

●	Current voting/Capital structure;

●	Management’s response to previous shareholder proposals;

●	Market capitalization ;

●	Percentage ownership of shareholder sponsoring the proposal;

●	Presence of anti-takeover protections.

5. Shareholder Ability to Act by Written Consent

We vote against management or shareholder proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for management or shareholder proposals to allow or make easier shareholder action by written consent.

6. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We generally vote for shareholder proposals to redeem a company's poison pill.

We generally vote against management proposals to ratify a poison pill.

We generally advocate withholding votes from board members who adopt or renew dead-hand poison pills or their variants.

7. Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on case-by-case basis anti-greenmail proposals, when they are bundled with other charter or bylaw amendments.

8. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

9. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws or to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote.

We vote for shareholder proposals to repeal or lower supermajority shareholder vote requirements.

In determining whether to support a proposal, we will also consider the following factors:

●	Current ownership/voting structure;

●	Quorum requirements;

●	Current Supermajority vote requirements.

10. Confidential Voting

We vote for shareholder proposals that request corporations adopt confidential voting, use independent tabulators and use independent inspectors of elections. We vote for management proposals to adopt confidential voting.

11. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

12. Bundled Proposals

We review on a case-by-case basis, bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

13. Majority-Supported Shareholder Proposals

We will consider a recommendation on withholding votes from board members who fail to take action on shareholder proposals supported by a majority of votes cast or a majority of shares outstanding for one year on a case-by-case basis. A vote to withhold votes will be based, in part, on the following principles:

●	Our “withhold” policy applies to incumbent board members and excludes new nominees to the board (i.e., those being nominated for the first time).

●	A board ignoring two different majority-supported proposals in back-to-back years will face a “withhold” recommendation.

●
If after two or more years of majority votes the proposal is not resubmitted, our decision to continue withholding votes in subsequent years will be case-by-case, based on whether or not shareholders are still engaging the company on the issue in some manner, such as a “vote no” campaign.

14. Notification of Shareholder Meetings and other Regulatory Changes

We will generally vote against specific proposals that reduce meeting notification timeframes for general or extraordinary meetings. These meetings may contain proposals that may adversely affect shareholder rights and may not allow shareholders adequate time to receive ballots, review issues and submit votes. We believe a reduction in the notification period may not provide sufficient time to properly assess complex transactions that may appear on general meeting agendas.

We will generally vote for regulatory changes that do not adversely affect shareholder’s interests.

15. Miscellaneous Governance Provisions

All other governance related issues not specifically addressed elsewhere in these Guidelines are voted on a case-by-case basis upon evaluating each proposal on its merits, based on the particular facts and circumstances.

D. Capital Structure

1. Common Stock Authorization

We review on case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We generally vote against proposed common stock authorizations that increase the existing issued share capital by more than 100% unless a clear need for the excess shares is presented by the company.

We generally vote against proposed common stock authorizations without preemptive rights that are in excess of 5% of the company’s issued share capital.

In determining whether to support a proposal, we will consider the following factors:

●	Past performance

¡	Current governance structure;

¡	Previous use of authorized shares over last three years;

¡	1-3 year total shareholder return.

●	Current request rationale

¡	Specific reason(s) for the issuance disclosed in proxy statement;

¡	Dilution risks to shareholders when not approving the request;

¡	Existence of a class of stock with superior voting rights.

2. Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis, proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

4. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

We generally vote against proposals to abolish preemptive rights on proposed common stock authorization without preemptive rights that are in excess of 5% of the company’s issued share capital. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

7. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

●	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

●	Change in Control — Will the transaction result in a change in control of the company?

●	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we vote for proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms and the repurchase cannot be used for takeover defenses.

E. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value. In markets where certain plan terms require disclosure and a company has not disclosed this information, we generally a vote against plans due to substandard disclosure.

In evaluating a compensation plan, we consider equity-based compensation along with the cash components of pay and attempt to determine the dilutive effect both on shareholder wealth and on voting power. However, in recognition of the fact that it is difficult, if not impossible, for us to develop specific quantitative rules regarding compensation plans that apply to all companies, we instead tend to focus on the following:

●	The process used by a company to establish compensation plans. Is it fundamentally sound (i.e., is the process logical; are outside experts employed) and replete with independence?

●	The structure of the overall compensation program. Does the total potential compensation (cash and non-cash elements) appear reasonable and fair for this company and industry?

●	The link between compensation and the creation of long-term shareholder value. Does the plan:

●	Incentivize long-term thinking and stewardship of the company instead of focusing on achieving short-term metrics?

●	Provide for adequate compensation to attract and retain competent managerial talent suitable to the challenges and opportunities faced by the individual company?

●	Directly tie incentive compensation to performance with above-average rewards only being earned if shareholders are being rewarded with above-average corporate performance?

●	Include downside potential as well as upside rewards without the possibility for a material “second chance” (i.e. repricing of options)?

●	Measure performance on clearly objective criteria that are consistent with increases in shareholder value (i.e., ROIC, EVA, etc.)?

●	Require significant ongoing share ownership by the executive or director?

Other factors we consider in evaluating compensation plans include the following:

1. Advisory Votes on Executive Compensation — Say-on-Pay

We will generally vote for shareholder sponsored Say-on-Pay proposals, calling for advisory votes on executive compensation, unless the company currently provides for Proxy Access or a similar structure and/or has adopted a Majority Vote Standard.

In cases where a company has adopted an Advisory Vote on Executive Compensation, we will generally vote on a case-by-case basis, considering the above mentioned factors.

2. Say When on Pay

We generally vote for proposals to require annual executive advisory votes on compensation, unless the company has adopted a Majority Vote Standard, the Board stands for annual elections and the composition of the Compensation Committee is made up entirely of independent Directors, in which case we may defer to a bi-annual or tri-annual vote.

In the case where companies maintain poor compensation policies year after year without showing any steps to address the issues, we may also vote against members of the compensation committee.

3. Discounted Options and Restricted Stock

We oppose discounted options and restricted stock without performance criteria, with the exception of restricted stock in U.S.-style stock option plans, which will be reviewed on a case-by-case basis.

We consider supporting option plans that allow for discounted options if exercise is contingent on the achievement of well defined and challenging performance criteria.

4. Option Repricing

We generally oppose the repricing of options, which includes all of the following that constitute repricings:

●	Reduction in exercise price of outstanding options;

●	Cancellation and regrant of options at lower exercise prices. This will include 6&1 (six-month and one-day) cancellations/regrants and bullet options (a type of 6&1 with accelerated vesting);

●	Substitution of restricted stock for underwater options;

●	Buyback of underwater options and issuance of new awards.

5. Performance-Based Stock Options

We will examine shareholder proposals advocating the use of performance-based stock options on a case-by-case basis. Voting decision will therefore take into account the following:

●	Whether the proposal mandates that all awards be performance-based;

●	Whether the proposal extends beyond executive awards to those of lower ranking employees;

●	Whether the company’s stock-based compensation plans meet certain shareholder value transfer criteria and do not violate our repricing guidelines.

6. Plan Amendments

We generally vote for amendments that improve the overall structure of given compensation plan, even if the underlying plan does not necessarily meet our guidelines.

7. Golden Parachute Arrangements (Non-binding)

We generally vote on a case-by-case basis on golden parachute arrangements, taking into account executives position, amount of payments and other triggers.

F. Mergers and Corporate Restructurings

1. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

●	Anticipated financial and operating benefits;

●	Offer price (cost vs. premium);

●	Prospects of the combined companies;

●	How the deal was negotiated; and

●	Changes in corporate governance and their impact on shareholder rights.

2. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

3. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet, value received for the asset, and potential elimination of diseconomies.

5. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Reincorporation

Proposals to change a company’s state or country of incorporation are reviewed on a case-by-case basis, giving consideration to both financial and corporate governance factors including the reason for reincorporation, a comparison of the governance provisions, the presence of anti-takeover protections and jurisdictional laws, and potential economic costs and benefits.

H. Money Market Funds

For money market funds in which we have not selected the fund, we will not review proxies, but instead we will vote with the recommendations of a third party proxy service provider on all proposals. In rare circumstances when no such entity provides recommendations, we vote proposals in accordance with the recommendations of management.

I. Social, Political, and Environmental Issues

In the case of social, political, and environmental responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, we generally vote in accordance with the recommendations of ISS on these issues, although, on occasion we abstain or vote against these issues.

XIV. PROXY VOTING POLICY AND PROCEDURES FOR BRANDES INVESTMENT TRUST

The Board of Trustees of Brandes Investment Trust (the “Company”) has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company’s investment portfolio (“Fund”).

A. Proxy Voting Policy

The policy of the Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to Brandes Investment Partners (the “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

B. Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Company. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

C. Proxy Voting Procedures

1.
At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser shall notify the Board promptly of materials changes to any of these documents.

2.
At least annually, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or an affiliated person of the Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

D. Revocation of Authority to Vote

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund may be revoked by the Board, in whole or in part, at any time.

E. Annual Filing of Proxy Voting Record

1.	The Company shall include in its Form N-1A registration statement:

a.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

b.
A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

2.	The Company shall include in it Annual and Semi-Annual Report to shareholders:

a.
A statement that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by either calling the Company’s toll-free telephone number or through a specified Internet address, and on the SEC website.

b.
A statement that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free number (or through a specified Internet address or both) and on the SEC website.

Brandywine Global Investment Management, LLC

Proxy Voting

I.	Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.	General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles.  Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies.  In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.    Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.

III.	How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II.  In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues.  Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible.  Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.	Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes.  Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider.  The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.

V.	Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients.  Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.           Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.           Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.           As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1.           All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

2.           The Investment Committee shall determine whether a conflict of interest is material.  A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  A written record of all materiality determinations made by the Investment Committee shall be maintained.

3.           If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1.           If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.  Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.
in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2.           A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.	Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.”  This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary.  In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.  Brandywine Global typically does not direct or oversee such securities lending activities.  To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income).  The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers.  Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures.  This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information.  Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response.  Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A.  Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client.  Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof.  Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.	Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;
B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;
C.	a record of each vote cast by Brandywine Global on behalf of a client;
D.	documentation relating to the identification and resolution of conflicts of interest;
E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;
F.
a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global.  Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request.  Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Brandywine Global Diversified Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts.  The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.  We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B.
We vote for employee stock purchase programs.  Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price.  Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.
We vote for compensation plans that are tied to the company achieving set profitability hurdles.  Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D.	We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E.	We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.

F.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G.	We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H.	We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.

II.	Governance

A.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.  Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …).  We generally prefer not to dictate to companies on matters of business strategy.  As long as the company is operating responsibly, we believe management’s role is to make these decisions.

Brandywine Global Large Cap Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Large Cap Portfolio Management Team generally follows when voting proxies for securities held in client accounts.  The Team may decide to deviate from these   guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.
We vote for employee stock purchase programs.  Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price.  Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.
We vote for compensation plans that are tied to the company achieving set profitability hurdles.  This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

II.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:
A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

III.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.  Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

IV.	Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …).  We generally prefer not to dictate to companies on matters of business strategy.  As long as the company is operating responsibly, we believe management’s role is to make these decisions.

Brandywine Global Fixed Income Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts.  The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price.  Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.
We vote for compensation plans that are tied to the company achieving set profitability hurdles.  This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.	Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.  Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …).  We generally prefer not to dictate to companies on matters of business strategy.  As long as the company is operating responsibly, we believe management’s role is to make these decisions.

Calamos Advisors LLC
Calamos Partners LLC
Calamos Wealth Management LLC

Proxy Voting Policies and Procedures

Introduction

Calamos Advisors LLC, Calamos Partners LLC and Calamos Wealth Management LLC (hereinafter collectively referred to as “Calamos”), as an investment adviser to clients who have granted them proxy voting discretion (including, in the case of Calamos Advisors LLC the Calamos mutual funds and closed-end funds (the “Funds”)), have adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting. Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest. To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

Calamos has adopted and implemented these policies and procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Responsibility of Calamos to Vote Proxies

Calamos has assigned its administrative duties with respect to the analysis and voting of proxies to its Risk Management Group within the Portfolio Management Department (“Proxy Group”) and administrative processing to its Corporate Actions Group (“Corporate Actions”) within the Operations Department. Additionally, to assist in analyzing, voting, administration, and reporting its proxy voting obligations, Calamos subscribes to a supplementary unaffiliated third party corporate proxy research service (“Proxy Voting Service(s)”) that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping, voting, administration, reporting, and vote disclosure services. In addition, this service facilitates the voting of each proxy in accordance with our proxy voting policy. The Proxy Group is responsible for maintaining oversight of all facets of the processes described above.

As a matter of policy, the officers, directors and employees of Calamos and the Proxy Group will not be influenced by outside sources whose interests may conflict with the interests of Advisory Clients. Calamos votes each proxy while the Proxy Voting Service ensures that the decisions are implemented for each client. Calamos will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise. All proxies will be voted based upon Calamos' instructions and/or policies.
Responsibility and Oversight

Calamos has delegated its duties with respect to analysis and voting of proxies to its Proxy Group. The Proxy Group’s responsibilities consist of ensuring proxy statements of issuers whose stock is owned by any client (including the Calamos Funds and any separate accounts managed by Calamos) are voted according to our proxy policy. Unless otherwise directed by the client, the Proxy Group seeks to vote all proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client’s investment. The Proxy Group shall have responsibility for: i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures;
(iv) consulting with analysts for the relevant portfolio security (and the Proxy Committee if necessary); and
(v) maintaining proxy voting records.

Based on the instruction provided by the Proxy Group and/or the principles inherent in our proxy policy, Corporate Actions will vote and process proxies. Proxies are voted solely in the interests of, the Calamos Funds, separate account clients, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility to Calamos. Corporate Actions shall have responsibility for: (i) identifying potential conflicts of interest and reporting them to the Proxy Review Committee; (ii) maintaining appropriate records pursuant to these procedures and applicable SEC rules; (iii) monitoring proxies are voted as directed by the Proxy Group or Proxy Review Committee; and (iv) ensuring that the voting process is timely.

Limitations Relating to Proxy Voting

Voting of Proxies on Securities Not Held.The Proxy Group will also decide whether to vote proxies for securities that are sold following a record date, but before a shareholder meeting date. In most cases, Calamos will vote all proxies received for securities not held on the shareholder meeting date. The Proxy Group considers various factors in deciding whether to vote such proxies, including Calamos' long-term view of the issuer's securities for investment.

Securities Lending. Certain Calamos Funds and Advisory Client accounts may participate in securities lending programs with various counterparties. If a fund or account participates in a securities lending program, the Proxy Group may attempt to recall the portfolio securities and vote proxies relating to such securities under certain circumstances. For example, if the Proxy Group determines that the votes involve matters that could have a material effect on the fund’s or account’s investment in such loaned securities. There can be no guarantee that any such securities can be retrieved for such purpose. With respect to securities lending transactions, the Proxy Group seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. As a result, Calamos generally will not attempt to recall portfolio securities to vote proxies relating to routine matters.

Fund of Funds. Calamos Multi-Fund Blend is structured as a fund of funds and invests its assets in shares of other Calamos Funds. The Proxy Group will vote Calamos Multi-Fund Blend shares in the underlying Calamos Funds in the same proportion as the vote of all other shareholders in the underlying Calamos Fund.

Securities of Foreign Issuers. In certain foreign jurisdictions the voting of proxies on portfolio securities may result in additional restrictions that may have an economic impact or cost to the security holder. We believe that in some instances the best interest of our clients is served by abstaining or not voting such proxies. Examples of issues unique to foreign securities include, but are not limited to, the following

(i) Share Blocking. In certain non-U.S. jurisdictions, a security holder that votes a proxy is prohibited from selling the security until the meeting for which the proxy has been voted is completed. This period of time may range from days to weeks. Since this blocking of sales prevents the sale of a security regardless of market conditions and developments, we believe it increases risk. Therefore, it often may be in the best interests of our investors not to vote such proxies. Whether we vote such proxies will be determined on a case by case basis.

(ii) Lack of Notice or Information. Foreign regulations do not standardize the notification period for a proxy vote. In some instances, the notice period is so short that we cannot research the issues presented. In instances where we have insufficient notice to permit us to cast a reasoned vote, we will abstain from voting on particular issues or not vote at all.

Conflicts of Interest

  A. Identification of Conflicts of Interest. All conflicts of interest will be resolved in the interests of the Advisory Clients. Calamos makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

(i)	The issuer is a client of Calamos or its affiliates;

(ii)	The issuer is a vendor whose products or services are material or significant to the business of Calamos or its affiliates;

(iii)	The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Calamos or its affiliates (e.g., a broker, dealer or bank);

(iv)	An employee of Calamos or its affiliates, also serves as a director or officer of the issuer;

(v)	A director of Calamos Asset Management, Inc. or a Trustee of a Calamos Fund, also serves as an officer or director of the issuer; or

(vi)	The issuer is Calamos Asset Management, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

B. Establishment and Operation of Proxy Review Committee. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by Calamos, if any, to a Proxy Review Committee comprised of representatives from Portfolio Management (which may include portfolio managers and/or research analysts employed by Calamos), Operations, Legal and Compliance Departments within Calamos for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of its proxy voting service, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Calamos' clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Calamos' long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

C. Records of Corporate Actions. Corporate Actions will prepare a Conflicts Report for each situation where a material conflict of interest is identified that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported. The Conflicts Report will also include written confirmation that any recommendation provided under circumstances where a conflict of interest is found to exist was made solely on the investment merits and without regard to any other consideration.

General Proxy Voting Guidelines

In keeping with its fiduciary obligations to its Advisory Clients, Calamos has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Calamos may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Calamos anticipate all future situations. Corporate governance issues are diverse and continually evolving and Calamos devotes significant time and resources to monitor these changes. Calamos generally will vote proxies for securities over which we do not have trading authority that may be held in Advisory Client accounts.

Calamos' proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Calamos' organization, including Portfolio Management, Legal, Compliance, and Calamos' officers. The Board of Trustees of the Calamos Funds is asked to approve the proxy voting policies and procedures annually.

One of the primary factors Calamos considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Calamos considers in determining how proxies should be voted. However, Calamos does not consider recommendations from management to be determinative of Calamos' ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Calamos will not support the position of a company's management in any situation where it determines that the support of management's position would adversely affect the investment merits of owning that company's shares.

The following guidelines reflect what Calamos believes to be good corporate governance and behavior:

1. Corporate Governance and Structure

a. Board of Directors/Trustees. The election of directors and an independent board are vital to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, Calamos generally supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. For all other votes regarding boards of directors, we will vote on a case-by-case basis.

b. Ratification of Auditors. As needed, Calamos will examine proposals relating to non-audit relationships and non-audit fees. Calamos will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

c. Merger, Acquisitions, Reincorporation and Other Transactions. Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets. Voting on such proposals involves considerations unique to each transaction. Therefore, we will vote on proposals to effect these types of transactions on a case-by-case basis.

d. Anti-Take Over Measures and Shareholder Voting Rights. Calamos generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Calamos conducts an independent review of each anti-takeover proposal. On occasion, Calamos may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Calamos generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Calamos will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support.

Calamos will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.
e. Capital Structure. Calamos realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. In general Calamos respects management’s capital structure judgment and forecasting abilities. As needed, and with collaboration from our research analysts, Calamos will carefully review material proposals by companies to increase authorized shares and the purpose for the increase.

f. Social and Corporate Policy Issues. As a fiduciary, Calamos is primarily concerned about the financial interests of its Advisory Clients. Calamos will generally give management discretion with regard to social, environmental and ethical issues although Calamos may vote in favor of proposals regarding those issues that are believed to have significant economic benefits or implications.

g. Global Corporate Governance. Calamos manages investments in countries worldwide. Many of the tenets discussed above are applied to Calamos' proxy voting decisions for international investments. However, Calamos must be flexible in these worldwide markets and must be mindful of the varied market practices of each region.

1.   Executive Compensation and Option Plans. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. Calamos evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Calamos may review its proxy voting service’s analysis to assess such plans. Severance compensation arrangements will be reviewed on a case-by-case basis, although Calamos will oppose "golden parachutes" that are considered excessive. Calamos will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

2.   Other Business Matters. Many proxy statements include the approval of routine business matters, such as changing the company’s name, and procedural matters relating to the shareholder meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, we will generally vote for board-approved proposals seeking to approve such matters.

Record Retention and Disclosure

A. Record Retention. The Adviser shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced. Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) Security Identifier; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination. The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

B. Disclosure. The Adviser shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law. Corporate Actions, in conjunction with legal staff responsible for coordinating Calamos Fund disclosure, will file all required Forms N-PX, on a timely basis with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC. Corporate Actions, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

Reports to the Funds’ Boards and Non-Investment Company Clients of Calamos

Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client. Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.

Causeway Capital Management LLC
Summary of Proxy Voting Policies and Procedures

Causeway votes proxies solely in the best interests of the client in accordance with its Proxy Voting Policies and Procedures. Causeway votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally opposes cumulative voting and votes against anti-takeover mechanisms and attempts to classify boards of directors. Causeway votes other matters — including equity-based compensation plans — on a case-by-case basis.

Causeway’s interests may conflict with the client on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway’s Chief Operating Officer in consultation with the General Counsel decides if a vote involves a material conflict of interest. If so, Causeway will either (i) obtain instructions or consent from the client on voting, (ii) vote in accordance with a “for” or “against” or “with management” guideline if one applies, or (iii) if no such guideline applies, will follow the recommendation of a third party proxy voting consultant unaffiliated with Causeway, such as Institutional Shareholder Services.

Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway’s ability to vote. As a result, a client’s non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

Dean Capital Management Proxy Voting Policies and Procedures

RESPONSIBILITY TO VOTE PROXIES

Dean Capital Management (“DCM”) provides investment management services for client accounts, which may include proxy voting services.  As a fiduciary, DCM is obligated to vote proxies in the best interests of its clients.  DCM has adopted its Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  Dean Investment Associates, LLC (“DIA”) has assumed the responsibility of voting proxies on behalf of certain clients who have properly delegated such responsibility to DIA (each a “Client and collectively the “Clients”).  (DCM is an affiliate of DIA and DCM is a sub-adviser for certain DIA accounts).   DIA’s Portfolio Administration Department executes DCM’s Proxy Voting Policy on behalf of DCM.  DCM’s proxy books and records are located at C.H. Dean, Inc., the parent of Dean Investment Associates, LLC (please see ADV Part 1, Section 1.L).

DCM is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 (“ERISA”). The proxy voting policies and procedures described herein are designed to meet the applicable proxy voting standards for both ERISA and non-ERISA Clients. Therefore, these proxy voting policies and procedures apply to all of the Clients.

A copy of the Proxy Voting Policies and Procedures will be retained in DCM’s files.  DCM may amend its proxy policies and procedures from time to time without prior notice to its Clients, except as required by law.  Information about how DCM voted with respect to the securities held in the portfolio of a Client is available to the Client upon written request.  Any request from a Client for information about how DCM voted with respect to the securities held in the Client’s portfolio and any written response of DCM will be retained in DCM’s files.  Clients may obtain a copy of DCM’s proxy voting policy or for a record of how DCM voted proxies, by contacting DCM’s Chief Compliance Officer at (913) 944-4444.

Information about how DCM voted with respect to the securities held in the portfolios of its Clients and all documentation related to the proxy voting procedures discussed below will be retained in DCM’s files for a period of five years from the end of the fiscal year during which the last entry was made on such record.

PROXY VOTING PROCESS

Dean Capital Management (“DCM”) manages assets for a variety of clients, including its affiliate, Dean Investment Associates (“DIA”).  DCM’s proxy voting process is delegated to and administered by DIA’s Portfolio Administration Department located in Beavercreek, Ohio, which reports to DIA’s Chief Operations Officer.   Oversight of the administration of the process is provided by DIA’s Chief Compliance Officer and by DCM’s Chief Compliance Officer.   DIA’s Portfolio Administration Department determines the manner in which a proxy will be voted based on review of Management’s recommendation and/or a third-party service provider’s recommendation and analysis.  Generally, DIA’s Portfolio Administration Department will vote with management when there are management recommendations, although DCM portfolio managers can override the management recommendation, such as with mergers or activist investing, where an issue may adversely affect the value of a security.  When there are no management recommendations, DIA’s Portfolio Administration Department generally votes with Glass Lewis recommendations, or utilizes analysis, including assistance by DCM portfolio managers to vote such proxies in a manner that is in the best interest of client’s.

DCM’s general policy is to vote proxies on a given issue the same for all of its clients.  This Policy is based on the view that DCM, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

Consistent with applicable fiduciary standards, DCM will vote proxies with respect to the securities held in a client’s portfolio unless DCM determines that any benefit that the client might gain from voting a proxy would be outweighed by the costs associated with voting.  In voting such proxies, DCM will act prudently, taking into consideration those factors that may affect the value of the security, and will vote such proxies in a manner that, in its opinion, is in the best interest of the Client.

For clients for whom DCM has proxy voting authority, DCM maintains written policies and procedures as to the handling, research, voting, reporting and recordkeeping of proxy voting and makes appropriate disclosures about DCM’s proxy policies and practices.  DCM’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Role of Third Parties

To assist it in its proxy-voting responsibilities, DIA’s Portfolio Administration Department utilizes “ProxyEdge,” the suite of voting services from Broadridge that simplify the management of institutional proxies, to execute DCM and DIA’s proxy voting process.  ProxyEdge provides proxy information through an automated electronic interface based on share positions provided directly to Broadridge by client custodians.  DIA’s Portfolio Administration Department receives notification via email and alerts from ProxyEdge on upcoming and outstanding votes which assist DIA’s Portfolio Administration Department in assuring all proxies are voted on a timely basis.  Votes are electronically submitted through ProxyEdge.  ProxyEdge also provides DIA’s Portfolio Administration Department with vote execution, recordkeeping and reporting support services.

DIA also subscribes to the research services provided by Glass Lewis for additional information and research on topics as deemed necessary.

Conflicts of Interest

DCM is required to vote proxies in the best interests of its clients.   It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.  Potential conflicts of interest are inherent in DCM’s and its affiliates’ organizational structure and in the nature of its clients.

There may be occasions where the voting of proxies may present an actual or perceived conflict of interest between DCM and its Clients.

Potential conflict of interest situations include, but are not limited to, the following situations:

-
where DCM or an affiliated person of DCM (a “DCM Affiliate”) manages assets, administers employee benefit plans, or provides other financial services or products to a company whose management is soliciting proxies,

-	where DCM or a DCM Affiliate manages assets of a proponent of a proxy proposal or has another business relationship with the proponent,

-	where DCM or a DCM Affiliate has personal or business relationships with participants in a proxy contest or with corporate directors or candidates for corporate directorships, or

-	where DCM or a DCM Affiliate has a personal interest in the outcome of a particular matter before shareholders.

Proposals not covered by the Policy, including conflicts that may arise, will be evaluated on a case-by-case basis and the steps taken to address the issue will be documented in writing.  In order to avoid even the appearance of impropriety, if DCM determines that voting a proxy for a Client presents an actual or potential conflict of interest, DCM will disclose the conflict to the Client and obtain the Client’s consent before voting such proxy.

If necessary, DCM will consult with an independent consultant, outside counsel or the client to resolve any material conflicts of interest.

Summary:

DCM considers each proposal on its own merits.  Typically, DCM will vote in line with management recommendations.  If no recommendation is provided, DCM will vote in accordance with research provided by Glass Lewis or abstain from voting on the respective issue if in the best interest of clients.  Portfolio managers may override recommendations of management, generally for mergers or activist investing, or may override research provided by Glass Lewis if deemed to be in the best interest of clients.

Proxy Voting Guidelines

The following guidelines provide a broad outline of how DCM generally votes with respect to a number of more common proxy voting issues:

Basic Corporate Governance Issues:

DCM generally will vote for corporate proposals recommended by management of a company unless the proposal will have a negative impact on the value of the company’s stock.

DCM generally will vote FOR management proposals related to:

-	Annual election of directors

-	Appointment of auditors

-	Reasonable indemnification of management or directors or both

-	Confidentiality of voting

-	Equal access to proxy statements

-	Cumulative voting

-	Declassification of boards

-	Majority of independent directors

DCM generally will vote AGAINST management proposals related to:

-	Removal of directors from office only for cause or by a supermajority vote

-	“Sweeteners” to attract support for proposals

-	Unequal voting rights (“superstock”)

-	Staggered or classified election of directors

-	Limitations on shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors,

-	Actions designed to limit or abolish shareholder rights to act independently such as acting by written consent

-	Voting unmarked proxies in favor of management

-	Eliminating existing pre-emptive rights

Anti-Takeover Defense and Related Actions

DCM generally will vote AGAINST management sponsored anti-takeover proposals since they tend to reduce shareholders rights.

DCM generally will vote FOR proposals related to:

-	Fair price provisions

-	Certain increases in authorized shares and/or creation of new classes of common or preferred stock

-	Eliminating greenmail provisions

-	Eliminating poison pill provisions

-	Re-evaluating or eliminating existing “shark repellents”

DCM generally will vote AGAINST:

-	Proposals authorizing the company’s board of directors to adopt, amend or repeal by-laws without shareholder approval

-	Proposals authorizing the company’s management or board of directors to buy back shares at premium prices without shareholder approval

Compensation Plans

DCM believes that, in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans.  DCM generally will vote FOR management sponsored compensation plans that are reasonable, industry competitive and not unduly burdensome to the company.

DCM generally will vote FOR:

-	Stock option plans and/or stock appreciation right plans

-	Profit incentive plans if the option is priced at 100% fair market value

-	Extension of stock option grants to non-employee directors in lieu of cash compensation if the option is priced at or about the then fair market value

-	Profit sharing, thrift or similar savings plans

DCM generally will vote AGAINST:

-	Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment

-	Stock option plans that are overly generous (below market price or with appreciation rights paying the difference between the option price and the stock price)

-
Stock options plans that permit pyramiding or permit the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available

-	Incentive plans that become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

-	Proposals creating an unusually favorable compensation structure in advance of a sale of the company

-	Proposals that fail to link executive compensation to management performance

-	Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

-	Grant of stock options to non-employee directors in lieu of cash compensation at a price below 100% fair market value

-	Adoption of a stock purchase plan at less than 85% of fair market value

Social, Political and Environmental Issues

Regarding social, political, and environmental issues, unless directed by a client to vote in a certain manner, we will generally vote in accordance with the recommendations of management , or research provided by Glass Lewis, or abstain from voting on the respective issues.  DCM generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, DCM has adopted its Policy to vote on a case-by-case basis for most social and political issue proposals.  DCM will generally vote for the approval of anti-discrimination policies.

Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, DCM’s Policy is to vote on each of these transactions on a case-by-case basis.

Capital Structure and Recapitalization

DCM recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets or to restructure their financial position.  DCM generally will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and attain a better financial position. DCM generally will vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

DCM generally will vote FOR:

-	Proposals to reincorporate or reorganize into a holding company

-
Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been shown

DCM generally will vote AGAINST:

-	Proposals designed to discourage mergers and acquisitions in advance

-	Proposals to change the company’s state of incorporation to a state less favorable to shareholders interests

-	Reincorporating in another state to implement anti-takeover measures

PROXY VOTING POLICY AND PROCEDURES- DREMAN VALUE MANAGEMENT

Rule 206(4)-6 under the Advisers Act relates to the exercise of voting authority with respect to client securities. Under the rule, it is a fraudulent, deceptive or manipulative act, practice or course of business within the meaning of the Advisers Act for an investment adviser to exercise voting authority with respect to “client securities” unless it adopts and implements written policies and procedures that are reasonably designed to ensure that it votes such securities in the best interests of its “clients.”  Rule 206(4)-6 requires each investment adviser to:

(i)           adopt and implement written policies and procedures that are reasonably designed to ensure that it votes client securities in the best interests of clients, which procedures include how the adviser will address material conflicts that arise between its interests and those of its clients;

(ii)           disclose to clients how they may obtain information from the adviser about how it voted with respect to a client’s securities; and

(iii)           describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
DVM, in turn, has adopted procedures setting forth how it will address material conflicts that may arise between its interests and those of its shareholders. DVM’s proxy voting policies and procedures are set forth below:

A.           Policy.

DVM recognizes that proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Where DVM has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with its Proxy Voting Policies and Procedures. DVM’s proxy policies are administered by its Chief Compliance Officer who has the responsibility to ensure that DVM votes proxies for accounts in which it has been designated by the client to vote proxies and also maintain a record of all proxy voting.

Unless specifically directed by the client, DVM generally will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. The Portfolio Manager and Chief Investment Officer shall identify any conflicts that exist between the interests of DVM and its clients. The Chief Compliance Officer shall examine the relationship between DVM and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM. If a material conflict exists, DVM will determine whether voting in accordance with its Proxy Voting Policy is in the best interest of the client.

DVM will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the client’s agreement reserves to the ERISA client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA client the opportunity to vote the proxies themselves.

If a client would like to obtain information on how DVM voted proxies for their account they may contact the Adviser’s Compliance Department, via e-mail at COMPLIANCEGROUP@DREMAN.COM or telephone at 201-793-2000. A client may also receive a copy of the Adviser’s Proxy Voting Policy and Procedures upon request. The Chief Compliance Officer shall maintain files relating to DVM’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM.

If DVM does not have discretion to vote proxies on behalf of a client, the proxies will be received by the client directly from the custodian of their assets, or will be handled otherwise agreed between client and custodian.

A client may instruct DVM to vote a particular proxy or how to vote all proxies for securities held in its account with DVM. If a client would like to exercise this right, they may call 201-793-2000 and speak to the VP of Operations to facilitate this/these request(s).

B.	Proxy Voting Procedures.

All proxies received by DVM shall be sent to the Compliance Officer.  The Compliance Officer shall:

1.	Keep a record of each proxy received.
2.	Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).
3.	Determine which accounts managed by DVM holds the security to which the proxy relates.
4.           Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5.           Absent material conflicts, the Portfolio Manager and CIO shall determine how DVM should vote the proxy.  The Portfolio Manager and the CIO shall send their decision on how DVM will vote the proxy to the Compliance Officer.  The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6.           DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities.  If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7.           Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client.  If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8.           DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act.  Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote.  Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th.  DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

●	the name of the issuer of the portfolio security;
●	the exchange ticker symbol of the portfolio security ;
●	the CUSIP number of the portfolio security;
●	the shareholder meeting date;
●	a brief description of the matter voted on;
●	whether the matter was put forward by the issuer or a shareholder;
●	whether the investment company Client voted;
●	how the investment company Client cast its vote; and
●	whether the investment company Client cast its vote for or against management.

C.	Voting Guidelines.

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer.  DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.
Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

1.           Whether the proposal was recommended by management and DVM’s opinion of management;

2.           Whether the proposal acts to entrench existing management; and

3.           Whether the proposal fairly compensates management for past and future performance.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

D.	Conflicts of Interest.

The CCO shall identify any conflicts that exist between the interest of DVM and its Clients.  This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exists, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client.  DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to ERISA, give the Clients the opportunity to vote their proxies themselves.  In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

E.	Disclosure.

DVM will disclose in its Form ADV, Part 2A that Clients may contact the CCO or Compliance Group, via e-mail or telephone at ComplianceGroup@dreman.com or 201-793-2046 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures.  If a Client requests this information, the CCO or her designee shall prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part 2A, and will be updated whenever these policies and procedures are updated.  The CCO or her designee shall arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.  Generally, ADV Part 2A and all required attachments are sent to the clients by the Operations department and Wrap Program Director for Wrap clients.

F.	Record Keeping.

The Compliance Officer shall maintain files relating to DVM proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM.  Records of the following will be included in the files:

1.           Copies of these proxy voting policies and procedures and any amendments thereto.

2.           A copy of each proxy statement that DVM receives; provided, however that DVM may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.  DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

3.           A record of each vote that DVM casts.  DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

4.           A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes the basis for that decision.

5.           A copy of each written Client request for information on how DVM voted such Client’s proxies, and a copy of any written response to any (written or oral) Client request for information on how DVM voted its proxy.

6.           DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

FOX ASSET MANAGEMENT LLC
PROXY VOTING POLICY

Introduction

Fox Asset Management LLC (“Fox”) has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  Fox’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation.  These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

For those accounts which Fox has undertaken to vote proxies, Fox retains the final authority and responsibility for such voting.  On behalf of its valued clients, Fox:

1.	applies a proxy voting policy consistently;
2.	documents the reasons for voting; and
3.	maintains records of voting activities for clients and regulating authorities.

To facilitate the proxy voting process, Fox utilizes Broadridge’s ProxyEdge system to assist in the process of meeting notifications, voting, tracking, mailing, reporting and record maintenance necessary for the appropriate management of client accounts.  ProxyEdge provides proxy information based on share positions provided directly to Broadridge by the custodian and facilitates Fox’s proxy votes through an automated electronic interface.

Voting Policy
Fox manages client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing.  Industry standards of care, skill, prudence and diligence are brought to bear on every investment action.  This philosophy of prudence is applied to proxy voting as well.

Fox purchases an equity, focusing on the ability of the company’s board of directors and senior management to improve shareholder value.  However, the confidence in management shown by Fox’s purchase of the stock does not transfer to automatic voting procedures whereby Fox “rubber stamps” its wishes on the proxy ballot.

Fox views the proxy as an economic instrument, and makes proxy voting decisions based on financial criteria when present.  At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders.  Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights.

For Fox’s clients who are supportive of timely--and sometimes controversial--social issues, Fox will attempt to vote proxies in a manner that reflects their perspective.  However, it should be noted that Fox will support a social ballot item only after a careful assessment of the extent to which the outcome that is advocated in the social proposal would impair or injure the company’s chances to fulfill its mission and meet its growth targets.

Therefore, to summarize all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review and the account for which Fox is voting.  In other words, proxy voting guidelines are just that – guidelines.  When company- and client-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no company- and client-specific reasons for voting to the contrary.

Approval of Independent Auditors
Fox believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, and closely allied audit–related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee.  Fox will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

Taft-Hartley Voting
Fox’s Taft-Hartley proxy voting standards are based on the AFL-CIO Proxy Voting Guidelines, which comply with all fiduciary standards delineated by the U.S. Department of Labor.  Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act, or ERISA.  ERISA sets forth the tenets under which pension fund assets must be managed and invested.  Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence.  The duty of loyalty requires that the voting fiduciary exercise proxy-voting authority solely in the interest of participants and plan beneficiaries.  The duty of prudence requires that decisions be made based on financial criteria, when present, and that a clear process exists for evaluating proxy issues.

This policy crafted to meet these requirements by promoting long-term shareholder value.  Fox will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan beneficiaries and participants.

Fox’s Taft-Hartley proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests and tender offer defenses—major voting items that can have a significant effect on long-term shareholder value.  In addition, Fox considers  workplace issues that may have an impact on corporate performance, including:

●	Corporate policies that affect job security and wage levels;

●	Corporate policies that affect local economic development and stability;
●	Corporate responsibility to employees and communities; and
●	Workplace safety and health issues.

Management Proposals

1)	When voting on common, management-sponsored initiatives, Fox generally, although not always, votes in support of management.

a)	Uncontested election of directors

i)
Fox will assess the attendance.  Poor attendance can be defined as failing to attend 75% of the scheduled board meetings.  Other factors to consider are poor company performance as measured against industry group, the independent nature of board and committees, past executive compensation practices, and negligent director oversight.

ii)
In re-electing incumbent directors, the long-term performance of the company relative to its peers—Fox will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company’s performance.

iii)
Existence of any prior SEC violations and/or other criminal offenses—Fox will not vote in favor of a director nominee who, to Fox’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

b)	Approval of auditors provided they are independent as per the Sarbanes-Oxley Act.
c)	Directors’ liability and indemnification proposals will be supported if the provisions conform to state law. However, provisions which limit liability for breach of duty and gross negligence.
d)	General updating or passing corrective amendments to charter.
e)	Elimination of preemptive rights.
f)	Approval of a stock split.
g)	Separate the positions of Chairman and Chief Executive Officer.

2)	When voting items that have a potential positive financial or best interest impact, Fox generally, although not always, votes in support of management.

a)	Capitalization changes which eliminate other classes of stock and differential voting rights.
b)	Changes in common stock authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization.
c)	Stock purchase plans that conform to Section 423 of the Internal Revenue Code.
d)	Other stock-based plans which are appropriately structured.
e)	Reductions in supermajority vote requirements.
f)	Adoption of antigreen mail provisions.
g)
Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price  (cost v. premium); prospects of the combined companies; how the deal was negotiated; changes in corporate governance and their impact on shareholder rights, long-term shareholder value preserved by assessing the impact on the company stakeholders including community and work force, and competitiveness strengthened through synergy, not devaluation of assets.

h)	Mutual Funds: Approve or amend investment advisory agreement if there is no fee increase or if the fee is comparable to similar funds.
i)	Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

3)	When voting items that have potential negative financial or best interest impact, Fox generally, although not always, votes to oppose management.

a)	Elimination of cumulative voting.
b)	Capitalization changes which add classes of stock that are “blank check” in nature or that dilute the voting interests of existing shareholders.

c)
Increases in capitalization authorization greater than 50% where management does not offer an appropriate rationale for the increase or that appears to be contrary to the best interests of existing shareholders.

d)	Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.
e)	Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.
f)	Classified board of directors.
g)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.
h)	Excessive Compensation or non-salary compensation-related proposals.
i)
Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

j)	Approve or amend director age restrictions.
k)	Adjournment of meeting in order to solicit additional votes.
l)	“Other businesses as properly come before the meeting” proposals which give a “blank check” to those acting as proxy.

Shareholder Proposals
Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.

All shareholder proposals are examined closely to determine long-term economic impact and the impact on the interests of shareholders.

1)	When voting shareholder proposals, Fox in general supports the following items:

i)	Adoption of CERES Principles.
ii)	Anti-greenmail provisions.
iii)	Auditors should attend the annual meeting of shareholders.
iv)	Bylaw or charter amendments to be made only with shareholder approval.
v)	Confidential voting.
vi)	Election of the board on an annual basis (declassify the board).
vii)	Elimination of outside directors' retirement benefits.
viii)	Establishing independent audit, nominating, or compensation committees.
ix)	Expanded reporting of financial or compensation information, within reason.
x)	Opting-out of state business combination provisions.
xi)	Reduction or elimination of supermajority vote requirements.
xii)	Requiring a majority of independent directors on the board.
xiii)	Submit shareholder rights plan (poison pill) to vote, or redeem the plan.
xiv)	Undo various anti-takeover related provisions.

b)	Specific Considerations for Labor Organizations or Mandates
i)	Corporate conduct and human rights. Principles relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union and China).
ii)	Equality principles on sexual orientation.
iii)	Fair lending resolutions that call for financial institutions to comply with lending regulations and/or establish fair lending goals.
iv)	Proposals regarding equal employment opportunities and discrimination.
v)	Reports on foreign military sales and economic conversion facilities.

c)	Specific Considerations for Religious Organizations or Mandates
i)	Human resources issues.
ii)	Maquiladora Standards and International Operations Policies.
iii)	McBride Principles.
iv)	Military Business.
v)	Proposals regarding equal employment opportunities and discrimination.
vi)	Requests that companies end their production of legal, but socially questionable, products.

d)	Specific Considerations for Socially Conscious Organizations or Mandates

i)	Energy and the environment.
ii)	Equal credit opportunity.
iii)	Equality principles on sexual orientation.
iv)	Human resources issues.
v)	Maquiladora Standards and International Operations Policies.
vi)	Military business.
vii)	Northern Ireland and other human rights related issues.
viii)	Proposals regarding equal employment opportunities and discrimination.
ix)	Requests that companies end their production of legal, but socially or morally questionable, products.

2)	When voting shareholder proposals, Fox in general opposes the following items:

i)	Adoption of labor standards for foreign and domestic suppliers.
ii)	Establishing a mandatory retirement age for directors.
iii)	Limiting tenure of directors.
iv)	Proposals which require inappropriate endorsements or corporate actions.
v)
Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

vi)	Requiring directors to own stock before being eligible to be elected.
vii)	Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.

b)	Specific Considerations for Labor Organizations or Mandates
i)	Spin-off of defense business and tobacco-related business.

c)	Specific Considerations for Religious Organizations or Mandates
i)	Equality principles on sexual orientation.

d)	Specific Considerations for Socially Conscious Organizations or Mandates
i)	No specific provisions.

3)	When voting shareholder proposals, Fox in general abstains on the following items:

i)	Energy and the environment.
ii)	Equality principles on sexual orientation.
iii)	Human resources issues.
iv)	Maquiladora Standards and International Operations Policies.
v)	Military business.
vi)	Northern Ireland.
vii)	Proposals regarding equal employment opportunities and discrimination.
viii)	Requests that companies end their production of legal, but socially questionable, products.

b)	Specific Considerations for Labor Organizations or Mandates
i)	No specific provisions.

c)	Specific Considerations for Religious Organizations or Mandates
i)	No specific provisions.

d)	Specific Considerations for Socially Conscious Organizations or Mandates
i)	No specific provisions.

Corporate Governance
Corporate governance issues may include, but are not limited to, the following:

1.
Corporate Defenses.  Although Fox will review each proposal on a case-by-case basis, Fox will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  Fox will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders or greatly alter the balance of power between shareholders on one side, and management and the board on the other.

2.
Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining the vote on these types of proposals, Fox will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

Identification and Resolution of Conflicts with Clients
As fiduciaries of their clients, Fox puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel at Fox are able to identify potential conflicts of interest, Fox will take the following steps:

1)
Quarterly, the Fox Compliance department will seek information from the heads of each department of Fox.  Each department head (operations, wrap, marketing and trading) will be asked to provide a list of significant business relationships or prospective significant business relationships of Fox.  An example would be a brokerage firm or corporate client that represents a large source of assets for Fox.

2)	The CCO will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
3)
The Proxy Administrator will then compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Fox CCO and the Chief Investment Officer.

The CCO and the CIO will then determine if a conflict of interest exists between Fox and the client.  If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

1)
If the Proxy Administrator expects to vote the proxy (in consultation with the appropriate Investment Committee member) of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies), he or she will 1) inform the CCO and the CIO of that fact and, 2) vote the proxies and 3) record the existence of the conflict and the resolution of the matter.

2)
If the Proxy Administrator intends to vote (in consultation with the appropriate Investment Committee member) in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material on the client(s) involved, Fox will seek instruction on how the proxy should be voted from:

a)	The client, in the case of an individual or corporate client;
b)	In the case of a Fund its board of directors, or any committee identified by the board; or
c)	The advisor, in situations where Fox acts as a sub-advisor to such advisor.

Fox Asset Management will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or the advisor, as the case may be, fails to instruct Fox on how to vote the proxy, Fox will generally abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of Fox to vote its client’s proxies would have a material adverse economic impact on Fox’s clients’ securities holdings in the Conflicted Company, Fox may vote such proxies to protect its clients’ interests.  In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

Recordkeeping
Fox will maintain records relating to the proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

●	A copy of Fox’s proxy voting policies and procedures;
●
Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to Fox, Fox does not need to retain a separate copy of the proxy statement);

●	A record of each vote cast;
●	A copy of any document created by Fox that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and
●	Each written client request for proxy voting records and Fox’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Fox for two years after they are created.

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies.  The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.  The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940.   To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser.  The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service.  These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, ballot reconciliation, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS's and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client1 of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.
The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);2

4.	The issuer is a significant executing broker dealer; 3

5.	An Access Person4 of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member5 of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider. If management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.  The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly

1  For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates.  Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

2 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest.  In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

3 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

4 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

5  The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan.  The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date.  The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances:  (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law.  Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services.  Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote.  In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients.  These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.  The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests.  Investment Manager believes that executive compensation should be directly linked to the performance of the company.  Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.  The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent.  However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.  The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets.  Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets.  As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers.  As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings.  Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities.  However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.  Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.  Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed.  Split voting occurs when a position held within an account is voted in accordance with two differing instructions.  Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1.
The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager.  The Proxy Group will periodically review and update this list.  If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.
The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.
In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.
The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision.  Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken.  Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.
The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date.  However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.
The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.
If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities.  However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities.  Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue.  Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.
The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs.   The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster.  Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.
The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process.  The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.

18.
The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed.  Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order.  Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above.  For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year.  For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year.  The Proxy Group will periodically review web site posting and update the posting when necessary.  In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

Hotchkis & Wiley Capital Management
Proxy Voting Policies and Procedures

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management (“H&W”) to enable the firm to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

POLICY

H&W acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, H&W will vote proxies and act on all other corporate actions in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

In certain situations as permitted under the investment management agreement, H&W may consider written direction from a client on how to vote on a specific proxy proposal that would be applicable only to shares specifically owned by the respective client.  In this situation, the shares voted under client direction may not be consistent with proxies voted by H&W for other clients or with the established guidelines contained in these Proxy Voting Policies and Procedures.

When voting proxies for clients, H&W’s primary concern is that all decisions be made solely in the best interest of the shareholder (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  H&W will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules.  The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time.  With respect to matters that do not fit in the categories stated below, H&W will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Management Proposals

H&W recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Generally, in the absence of any unusual or non-routine information, the following items if recommended by management are likely to be supported:

●	Ratification of appointment of independent auditors
●	General updating/corrective amendments to charter
●	Increase in common share authorization for a stock split or share dividend
●	Stock option plans that are incentive based and not excessive
●	Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

●	Directors' liability and indemnity proposals
●	Executive compensation plans
●	Mergers, acquisitions, and other restructurings submitted to a shareholder vote
●	Anti-takeover and related provisions

Shareholder Proposals

Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact.  In general, H&W will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals.  However, H&W will support shareholder proposals that are consistent with H&W’s proxy voting guidelines for board-approved proposals.  For example, H&W will generally support a proposal requiring a majority vote for the election of directors.

Generally, shareholder proposals related to the following items are not supported:

●	Declassification of the board
●	Cumulative voting
●
Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

●	Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Conflicts between H&W’s interests and its client’s interests may arise in the proxy decision process due to significant business or personal relationships between H&W or its managers, members, employees or affiliates and the company or its management.  If a potential conflict of interest arises, it will typically involve a proxy for a company that is also H&W’s client.  In the event that any proxies raise a conflict of interest, the Proxy Oversight Committee (consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services) will review H&W’s proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.

H&W may receive proxies for companies which are clients of Stephens Inc. ("Stephens"), a full service broker-dealer and investment bank and an affiliate of H&W.  Stephens does not directly or indirectly participate in H&W's policies or decisions with respect to proxy voting.

H&W employees may own the same securities held by client accounts.  The employees vote their securities independently from H&W’s proxy voting policy.

The Proxy Oversight Committee will also review proposed proxy votes in situations where the H&W analyst with responsibility for proxy voting decision owns shares of the company and where the H&W analyst has an immediate family member (spouse, child, parent, or sibling) that is a corporate director or executive officer of the company.

PROCEDURES

All proxy solicitations from a company in which clients of H&W own shares are received by H&W’s Portfolio Services Department and routed to the analyst responsible for research into that company.  The analyst reviews the proxy statement and any reports from the independent third-party proxy research firm engaged by H&W with respect to the company.  Based on the information in the proxy statement and the proxy research firm’s reports, among other factors, the analyst will determine how to vote the proxies for that company.

H&W’s Portfolio Services Department is responsible for ensuring that proxies received by H&W are voted in a timely manner, voted in a manner consistent with the proxy voting policies and voted consistently across all portfolios. The Portfolio Services Department is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by H&W are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

On specific items where the analyst indicates that the board-approved recommendation and the proxy research firm’s recommendation do not agree, the analyst generally will determine to vote the proxies with the board-approved recommendation if it is consistent with the established guidelines.

Although many proxy proposals can be voted in accordance with the established guidelines, H&W’s analysts recognize that some proposals require special consideration, which may dictate that H&W make an exception to the broad guidelines.

In the event of a conflict of interest or whenever an analyst is proposing to vote against the board-approved recommendations or against its established guidelines, the proposed vote will be submitted to the Proxy Oversight Committee, which will review the proxy voting determination to make sure that H&W’s vote is not prompted by any conflict of interest.

LIMITATIONS

If H&W is authorized to exercise proxy voting rights for a client account, H&W will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date).  Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted by H&W.  In addition, H&W will not vote proxies if it does not receive adequate information from a client’s custodian in sufficient time to cast the vote.

H&W may determine not to vote proxies in respect of securities of any company (i) if H&W determines that it would be in the client’s overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client’s proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client’s economic interests, or (ii) if the security is no longer held in the clients’ portfolios by the proxy meeting date.  For example, to the extent that H&W receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner (“legacy securities”), H&W will generally refrain from voting such proxies.  In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client’s interest in maximizing the value of its investments.  H&W may consider an institutional client’s special request to vote a legacy security proxy and, if agreed, would vote such proxy in accordance with H&W’s guidelines.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent H&W’s ability to vote. As a result, a client account’s non-U.S. proxies will be voted on a best efforts basis only.

Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.

Certain clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios and receive their proxies or other solicitations directly from their custodian.  H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients’ voting of proxies.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, H&W will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that H&W may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by  H&W that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.

H&W will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how H&W voted their securities.  Clients may obtain information about how their securities were voted or a copy of H&W’s Proxy Voting Policies and Procedures free of charge by written request addressed to H&W.  For its mutual fund clients, H&W will provide information about how H&W voted each mutual fund’s securities within the appropriate time frame for the public filing of Form N-PX within 60 days of June 30th.  Form N-PX for each mutual fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC’s website at www.sec.gov.

PROXY VOTING POLICY OF
LAZARD ASSET MANAGEMENT LLC
AND
LAZARD ASSET MANAGEMENT (CANADA), INC.

A. Introduction

Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.

C. General Administration

1. Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, LAM’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2. Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3. Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy-specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

D. Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

●	routine election or re-election of directors;

●	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

●	issues relating to the timing or conduct of annual meetings; and

●	name changes.

2. Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Directors and Its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

●	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

●	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;

●	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;

●	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;

●
For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

●	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

●	On a case-by-case basis on all proposals relating to cumulative voting;

●
Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

●	Against shareholder proposals seeking union or special-interest representation on the board;

●	Against shareholder proposals seeking to establish term limits or age limits for directors;

●	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

●	Against shareholder proposals seeking to establish director stock-ownership requirements; and

●	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

            b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

●	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

●	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

●	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

●	Against “blank check” preferred stock; and

●	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

●	Against proposals to adjourn meetings;

●	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

●	For proposals providing for confidential voting;

●	Against efforts to eliminate or restrict right of shareholders to act by written consent;

●	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

●	On a case-by-case basis on changes to quorum requirements.

3. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

●	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

●	For stock splits and reverse stock splits;

●	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

●	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

●	For management proposals to adopt or amend dividend reinvestment plans;

●	Against changes in capital structure designed to be used in poison pill plans; and

●	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4. Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

●	On a case-by-case basis regarding all stock option plans;

●	Against restricted stock plans that do not involve any performance criteria;

●	For employee stock purchase plans;

●	On a case-by-case basis for stock appreciation rights plans;

●	For deferred compensation plans;

●	Against proposals to approve executive loans to exercise options;

●	Against proposals to re-price underwater options;

●
On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6. Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E. Voting Non-U.S. Securities

Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F. Conflicts of Interest

1. Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

●
Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

●	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

●	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

●	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3. Monitoring for Conflicts and Voting When a Material Conflict Exists

ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to LAM’s Chief Compliance Officer or General Counsel.

a. Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote “case-by-case”, then ProxyOps will vote in accordance with the concurring recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service. If the two ISS services’ recommendations are contrary to each other, ProxyOps will obtain a recommendation from a third independent source that provides voting advisory services, and will defer to the majority recommendation. If a recommendation from the Proxy Committee approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will vote shares for or against the proposal in proportion to shares voted by other shareholders.

G. Other Matters

1. Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard's obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H. Review of Policy

The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

LEE MUNDER CAPITAL GROUP

Proxy Voting Policy and Procedures

At Lee Munder Capital Group, LLC (“LMCG”) we recognize that many decisions regarding proxy voting may affect the value of a client’s account and therefore should be based on careful consideration. The following proxy voting policy sets forth our general principles and our process for voting on securities held in client accounts where LMCG has discretion to vote proxies. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts as well.

General Principles
In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

●
As a fiduciary under ERISA or otherwise, the discretion to vote proxies for client’s account should be exercised keeping in mind a fiduciary’s duty to use its best efforts to preserve or enhance the value of the client’s account. LMCG should vote on proxy questions with the goal of fostering the interests of the client or the participants in the case of an ERISA account.

●
Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

●
It is LMCG’s general policy that when we are given authority to vote proxies for a client’s account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority or instructions from clients on how to vote on specific issues. Certain clients may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances in which case we will not have voting discretion but will vote in accordance with a client’s direction. Our clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

LMCG maintains a set of proxy voting guidelines that describe in greater detail how we will generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions. These guidelines are available upon request. LMCG will from time to time review our proxy voting policy and guidelines and may adopt changes from time to time. Clients may contact their Client Service Officer or the Compliance Office by calling (617) 380-5600 or via e-mail at compliance@leemunder.com for a copy of our current guidelines or to obtain a record of how proxies were voted for their account.

Process
LMCG is responsible for fair and accurate proxy voting and for ensuring that proxies are voted in a timely manner. A dedicated Proxy Voting Administrator in the Operations Department works with ISS, a third party proxy voting vendor, and oversees the proxy voting process. LMCG works with ISS to ascertain that proxy voting is taking place, as well as maintaining all of the proxy voting records. Each day we send a list of portfolio holdings to ISS and they notify us of shareholder meetings and provide us with an electronic platform on which to vote proxies. ISS also provides analysis and recommendations for voting based on criteria and guidelines LMCG has established and approved.

For proxy voting on behalf of private client accounts, LMCG may follow an accepted industry practice of voting shares on a rolled-up basis when the same security is held across multiple client accounts. In general this process is utilized when numerous accounts are held at the same custodian bank. For accounts in which proxy ballots are voted in this manner, proxy votes are reported in the aggregate.

Limitations
LMCG may abstain from voting a client proxy if, in its opinion, the value obtained by voting the proxy is outweighed by the unique cost or the operational or trading constraints to a client account or situation. In accordance with fiduciary duties, LMCG weighs the costs and benefits of voting certain proxy proposals and makes an informed decision with respect to whether voting a given proxy proposal is prudent.
Some of LMCG’s clients engage in securities lending programs under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Shares that are on loan are not eligible to be voted. Generally, LMCG does not recall shares out on loan and therefore, shares that are on loan over record date are not voted.

Conflicts of Interest
LMCG recognizes that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where LMCG has material business relationships or material personal or family relationships. A conflict of interest may exist when client portfolios hold shares of a publicly traded company that is also an LMCG client. To address potential conflicts, we have established a Proxy Voting Committee (“Committee”). The Committee consists of representatives from the Compliance and Operations departments including the Chief Compliance Officer, Head of Operations and relevant Portfolio Manager (or their designee). The Committee will use reasonable efforts to determine whether a potential conflict exists, including maintaining a list of clients or securities that may pose a potential conflict.

Securities identified as potential conflicts will be provided to ISS and flagged on the proxy voting system. Members of the Committee will receive an email weekly from ISS notifying them of a proxy vote taking place on a security from the list. Generally, votes cast for a security that represents a potential conflict of interest will default to LMCG’s standard voting policies. If a portfolio manager wishes to change the vote, the rationale for the change must be provided in writing to the Committee and the Committee will review the request for conflicts. If no conflicts exist, the Committee will authorize the Proxy Voting Administrator to process the vote change. All meeting minutes and Committee decisions will be kept by the designated Committee member.

Lee Munder Capital Group, LLC is an indirect majority owned subsidiary of City National Corporation (CYN), a public company. It is LMCG’s general policy not to acquire or hold CYN stock on behalf of our clients. However, in the event that a client were to hold CYN in a portfolio which we manage, and LMCG was responsible for voting CYN on behalf of the client, the Proxy Voting Committee would default to the standard voting guidelines to vote the proxy.

Recordkeeping
LMCG shall maintain proxy voting records pursuant to Section 206-2 of the Advisers Act. Such records will include a copy of policies and procedures, proxy statements, a record of each vote that is cast, any document created that was material to the decision on how to vote, as well as a copy of client requests for proxy voting information and responses to such requests. LMCG’s Compliance Office also relies on ISS to provide certain proxy voting details promptly upon request in order to respond to certain requests for information or records.

LOGAN CIRCLE PARTNERS

Proxy Voting Policy and Procedures

Logan Circle Partners, L.P. (“Logan Circle”) is a fixed income manager and the securities purchased for client accounts are predominantly fixed income securities. Accordingly, Logan Circle is seldom if ever called upon to vote securities on clients’ behalf. However, in the event that Logan Circle is expressly granted the discretion to vote proxies for a client’s account and an occasion arose where a security needed to be voted, Logan Circle has adopted this following proxy voting policy and procedures to facilitate the voting of proxies for client accounts.

I.   General

This policy defines procedures for voting securities held on behalf of each client for which the Firm has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client. The objective of voting a security in each case under this policy is to seek to enhance the value of the investment that the security represents or to reduce the potential for a decline in the value of the investment that the security represents.

This policy does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. This policy does not prescribe voting requirements or specific voting considerations. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Logan Circle’s personnel on a timely basis in pursuit of the above stated voting objectives, and (ii) addressing conflicts of interest, if applicable.

A further element of this policy is that, while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment.

II.   Proxy Voting Procedures

At Logan Circle, Research Analysts are responsible for performing research on the companies and issuers in which Logan Circle invests. The same Research Analyst would be responsible for advising on proxy voting for the issuer, as they would be the most familiar with issuer and company-specific issues. Portfolio Managers may also provide input when appropriate.

The following sets forth the procedures for effectuating proxy voting:

1.   Operations shall collect and assemble proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions.

2.   Operations shall review the issuer vote agenda, the meeting date and cut-off date in which all votes must be submitted.

3.   Operations will promptly forward all applicable research, proxy material, participating accounts and agenda items to the respective Research Analyst, Portfolio Manager and the CCO.

4.   The CCO will review the proxy to determine if a conflict of interest is present when voting a particular proxy.

5.   The Research Analyst and Portfolio Manager shall review the proxy materials to determine how to vote in the best interests of clients and shall provide voting instructions to Operations.

6.   Operations shall provide the voting instructions whether in the form of a proxy statement, electronic or other voting communication to custodians, brokers, nominees, tabulators or others in a manner to permit the voting in a timely manner.

7.   Operations is responsible for recording the following information with respect to each proxy vote that relates to a portfolio security held for a client to the extent applicable:

a.   The name of the issuer of the portfolio security;
b.   The CUSIP number or other identifying number for the portfolio security;
c.   The shareholder meeting date;
d.   A brief identification of the matter voted on;
e.   Whether a vote was cast on the matter; and
f.    How the vote was cast for the matter (e.g., for or against the proposal, or abstain, etc.)

8.   Subsequent to the vote, the CCO will review the proxy voting records to confirm that all accounts were voted according to this policy and procedures.

III.   VOTING GUIDELINES

Logan Circle will review all proxy solicitation materials it receives concerning securities held in a client account for which Logan Circle has investment discretion. Logan Circle will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Logan Circle considers it appropriate and when it is reasonably available.

In the absence of specific voting guidelines from the client, Logan Circle will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Logan Circle believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Logan Circle will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

1.   The proposal has a positive economic effect on shareholder value;

2.   The proposal poses no threat to existing rights of shareholders;

3.   The dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

4.   The proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, Logan Circle will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

1.   The proposal has an adverse economic effect on shareholder value;

2.   The proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

3.   The proposal causes significant dilution of shares that is not warranted by the benefits of the proposal; the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

4.   The proposal is a shareholder initiative that Logan Circle believes wastes time and resources of the company or reflects the grievance of one individual.

Logan Circle will ABSTAIN from voting proxies when it believes that it is appropriate. Logan Circle may abstain from voting or decline a vote in those cases where, in Logan Circle’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote. Logan Circle may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with Logan Circle’s fiduciary duties, Logan Circle would weigh the costs and benefits of voting proxy proposals relating to foreign securities taking into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of a client’s investment and whether this expected effect would outweigh the cost of voting.

IV.   CONFLICTS OF INTEREST

Though unlikely, it is possible for conflicts of interest to arise in the context of Logan Circle’s proxy voting. Examples of potential conflicts of interest include but are not limited to:

1.   Managing a pension plan for a company whose management is soliciting proxies.

2.   Significant business relationships (ex. having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast).

3.   Significant personal / family relationship (ex. adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships).

Each Portfolio Manager, Research Analysts and the CCO are responsible for identifying potential conflicts of interest in regard to the proxy voting process. Portfolio Managers and Research Analysts must alert the CCO of any potential conflicts of interest. If a Portfolio Manager or Research Analyst conflict is identified with respect to a given proxy vote, Logan Circle will remove such vote from the conflicted Portfolio Manager or Research Analyst and will instead consider and cast the vote through other means. The Chief Compliance Officer will consult with the General Counsel to determine whether the conflict of interest is material.

In the event that a potential material conflict of interest between Logan Circle and a client does arise and is not addressed by the foregoing procedures, the primary means by which Logan Circle avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients with the intent of maximizing the value of their portfolio holdings. Any material conflicts of interest between Logan Circle and clients with respect to proxy voting shall be resolved in the best interest of clients.

V.   VOTING RECORD DISCLOSURE

Logan Circle will provide a copy of these policies and procedures to clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request to the CCO. It is the policy of Logan Circle not to comment on specific proxy votes with respect to securities held for a client in response to inquiries from persons who are not a specifically authorized representative of such client. Logan Circle may authorize comments in specific cases, in its discretion.

VI.   RECORD KEEPING

Logan Circle shall maintain the following and records relating to the proxy voting:

1.   Copies of this policy as from time to time revised or supplemented;

2.   A copy of each proxy statement that Logan Circle receives regarding client securities, except that Logan Circle may rely on the Securities and Exchange Commission’s EDGAR database for proxy statements;

3.   Voting Results for each client;

4.   A copy of any document created by Logan Circle, if any, that was material to making a decision on how to vote proxies on behalf of a client;

5.   A copy of each written client request for information on how Logan Circle voted proxies on behalf of the client and Logan Circle’s response thereto; and

6.   Client communications that relate to conflicts of interest with respect to proxy votes.

’Logan Circle shall maintain and preserve the foregoing records for a period of not less than five years from the end of Logan Circle’s fiscal year during which the last entry was made on the record. Logan Circle may engage one or more service providers to perform any portion of this recordkeeping function provided that: (1) the function is performed in accordance with applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to Logan Circle promptly upon request.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.           Voting Guidelines;

B.           Administrative Procedures;

C           Records Retention; and

D.	Reports.

A.      VOTING GUIDELINES

1.     General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.           ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.6 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

6 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.           Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices.  In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote.  In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.7  However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.           Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.           Engagement

7 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.         RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.         REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.           POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.           GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.           Routine Matters.

We generally support routine management proposals.  The following are examples of routine management proposals:

●	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

●	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

●
Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.           Board of Directors.

1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.
We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.
We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.
At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.
Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.
We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.
We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.
Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.
Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.
Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.
Reimbursement for dissident nominees:  We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.
Proposals to elect directors more frequently:  In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal.  As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.      Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.
Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.  In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.
Director retirement age and term limits:  Proposals setting or recommending  director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.
Proposals to limit directors’ liability and/or broaden indemnification of officers and directors:  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.           Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.           Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

●	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

●
U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

●
U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

●
Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority.  We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

●	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

●	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

●	Management proposals to effect stock splits.

●
Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

●	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

●	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

●
Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

●
Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

●	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.
Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.
Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.
Shareholders right to call a special meeting:  We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.
Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.
Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.           Auditors.   We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.           Executive and Director Remuneration.

1.	We generally support the following:

●
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

●
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

●
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

●	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.
In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus). We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.
Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider  factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.
We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.
Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.
Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.           Social, Political and Environmental Issues.  Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value.  We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.           Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.           ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy.  The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”).  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.           Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.           Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.
Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.           Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.
Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then  AIP  may exercise  its voting rights with respect to such matter.

Opus Capital Management
Proxy Voting Policies & Procedures
Fiduciary Responsibility

Opus Capital Group, LLC d/b/a Opus Capital Management (“Opus”) has assumed fiduciary responsibility for voting proxy statements for those Clients that have delegated such responsibility to Opus.  As an investment advisor, Opus analyzes and votes the proxies of securities held by our Clients in a manner that Opus views as in the best interest of our Clients.  Opus acts with care and loyalty as we view very seriously the responsibility that our Clients have bestowed upon us.  It is the responsibility of Opus’ Chief Compliance Officer to ensure these guidelines are followed by all Investment Committee members who are charged with voting Client proxies.

Clients have been provided a concise summary of the Opus Proxy Voting Policies and Procedures.  At any time, a Client can request a full copy of Opus’ Proxy Voting Policies & Procedures.  A Client may also at any time request a history of Opus’ proxy votes.

Material Conflicts of Interest

Opus has no historical or current conflicts of interest with Clients regarding proxy voting.  However, Opus does acknowledge that a conflict of interest in proxy voting could arise in the future with a Client.

If a material conflict of interest does arise with the Client, Opus will present information regarding the vote directly to the Client.  Opus will outline our proxy voting procedures and provide all information that was included in Opus’ decision making process.

However, if the Client disagrees with Opus’ vote, Opus will vote according to the Client’s wishes.  The Client holds absolute voting authority as they are the owner of the shares.

Procedure for Proxy Voting & Recordkeeping

1.
All routine proxy voting decisions are reviewed by a member of the Investment Committee.  Issues of more complexity are discussed by the Investment Committee and voted upon with simple majority gaining approval.

2.	After making a voting decision, an Investment Committee member marks the respective proxy cards to indicate how the vote is to be cast.

3.	An assistant to the Investment Committee may then vote and sign proxies in accordance with an Investment Committee member’s recommendation.

4.	The assistant then inputs the vote into a historical proxy database. The proxy database tracks all proxies voted by Opus.

5.
Opus also maintains records of written Client requests for proxy voting information, written advisor responses to any Client request for proxy voting information, and any documents prepared internally by Opus material to making a voting decision.

Proxy Voting Guidelines

It is the policy of Opus to vote all proxy issues in the best interest of each Client.  We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our Clients’ investments.

Opus has provided below an overview of some specific examples of voting decisions for the types of proposals that are most frequently presented.  The guidelines recognize that a company’s management is entrusted with the day-to-day operations of a company and is often in better position than an outsider to determine the best course of action for the business. The guidelines also recognize that the company’s shareholders must have final say over how management is performing and how shareholders’ rights and ownership interests are handled.  In the majority of cases, Opus will vote in agreement with the company’s management.  However, Opus retains all rights to vote against management’s recommendations and has done so in the past.  If Opus deems management’s recommendations to be in conflict with the best interests of the Client, Opus will vote accordingly.

Please note that the guidelines outlined below address a broad range of issues and are meant to be voting parameters on issues that arise most frequently.  The guidelines are not absolute and can be changed on a case-by-case basis if Opus believes it is in the Client’s best interest.  Proposals do arise that are not covered by Opus’s Proxy Voting Policies & Procedures.  In these cases, Opus votes the proxies on a case-by-case basis.  Opus will analyze each issue and make a decision based on what Opus views will have the most positive long-term effect for the Client.

The guidelines below are designed to be representative of the considerations given when voting our Clients’ proxies:

Compensation

Opus generally believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. Conversely, Opus opposes plans that substantially dilute shareholders’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

a.	Equity Compensation and Stock Option Plans: Opus votes on a CASE-BY-CASE basis; in general, Opus votes for pay-for-performance plans and against excessive compensation plans.

b.	Employee Stock Purchase/Ownership Plans: Opus votes FOR employee ownership plans that align the employees’ interests with the shareholders’ interests.

c.	Performance Based Awards: Opus votes FOR plans that reward performance.

d.
Compensation Limits: Opus votes on a CASE-BY-CASE basis with consideration given to the company’s historical compensation practice, the company’s current needs and industry compensation practices.  Opus recognizes that a company needs multiple options to incent key employees.

e.	Golden Parachutes: Opus votes AGAINST compensation plans which are not related to performance.

f.	401(k) Benefits: Opus votes FOR 401(k) benefits as they can help to align the employees’ interests with shareholders’ interests.

g.	Advisory Votes on Compensation: Opus votes FOR advisory votes as they are a feedback mechanism for shareholders.

h.	Cumulative Voting: Opus votes AGAINST cumulative voting, preferring that shareholders get one vote.

Board of Directors

Opus generally votes with company management in proposals concerning the Board of Directors; in certain circumstances Opus will oppose, such as when Opus believes that a change in management is in the best interests of the shareholders.  Opus supports independent board members that have excellent financial and social track records.

a.
Election of Directors: Opus generally votes FOR management’s recommendation regarding directors; however, when Opus feels management has underperformed, Opus will review the directors on a CASE-BY-CASE basis.

b.	Staggered Terms: Opus votes AGAINST staggered boards as they can lead to an entrenched management team.

c.	Independent Directors: Opus votes CASE-BY-CASE when proposals seek a required minimum number of independent directors; Opus favors proposals that reasonably increase board independence.

d.	Independent Board Chairman: Opus votes CASE-BY-CASE when proposals seek a required independent Board Chairman; Opus prefers that the chairman be intimately familiar with the business.

Shareholders’ Rights

Opus generally believes shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

a.
Super-majority: Opus votes FOR proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. Opus votes AGAINST proposals to impose super-majority requirements.

b.	Poison Pills: Opus votes AGAINST shareholder rights plans (poison pills) as such provisions often help entrench current management and restrict shareholder value.

Mergers & Acquisitions

Opus votes on a CASE-BY-CASE basis as merger and acquisition proposals often vary widely with regards to perceived value for the shareholder.  In general, Opus votes FOR mergers and acquisitions that bring value to the shareholder.  Opus gives consideration to the price, risks, potential opportunity costs, and market reaction to the proposal.

Capital Structure

Opus recognizes that a company’s capital structure can significantly impact shareholder value.  As such, Opus votes CASE-BY-CASE on proposals regarding a company’s equity and debt levels as well as its use of cash.  Opus gives consideration to the cost and proposed use of new capital, potential dilution of shareholders’ equity and the company’s performance.

a.	Capital Stock Authorizations: Opus votes FOR proposals that raise capital in line with the company’s business plan with consideration for the potential dilutive effects of such an authorization.

b.	Debt Restructuring: Opus votes FOR debt restructuring and supports management’s efforts to improve the terms of a company’s outstanding debt.

c.	Share Repurchase Plans: Opus votes FOR share repurchases plans. Opus purchases value stocks and believes that share repurchases are a good use of the company’s capital.

Social & Environmental

Opus takes a long-term view to investing; as such, a company’s potential impact on social and environmental issues is of particular concern.  Opus generally supports proposals which require reasonable reporting requirements, especially in situations where social or environmental regulations require such reporting.  Most social and environmental proposals are reviewed on a CASE-BY-CASE basis; Opus will favor proposals which increase a shareholder’s long-term value.

General

Opus recognizes that it is not feasible to provide guidelines for all proxy proposals.  Listed below are some frequently occurring issues.

a.	Date/Location of Annual Meeting: Opus votes FOR management’s proposals regarding changes to date or location of annual meetings.

b.
Approval of Auditors: Opus votes FOR independent auditors which management recommends.  Opus generally supports auditors that are limited primarily to the audit engagement, although the auditors’ duties may include closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

c.
Charitable Contributions: Opus votes FOR proposals supporting reasonable charitable contributions; Opus believes that companies play an integral part of their communities and can improve their goodwill through charitable endeavors.

d.
Political Contributions: Opus recognizes that political contributions can bring shareholders considerable benefits as well as considerable risk; Opus votes on a CASE-BY-CASE basis when political contributions may affect shareholder value.

e.	Workplace Diversity: Opus votes FOR proposals for reports detailing a company’s compliance with legal regulations and mandates.

PENN Capital Management Company
Proxy Voting Policy

Introduction

PENN has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best economic interests of its clients.

This policy sets forth the guidelines that PENN uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios.

How Adviser Votes Proxies

For clients that give us authority to vote proxies, we have the ability to tailor voting.  We vote proxies based on a client’s instruction or a client’s legal structure, such as an ERISA pension plan.  Absent legal structure considerations or specific instructions, clients’ proxies are voted in accordance with what we believe is in the best interest of the shareholders, in consultation with our proxy research provider, as described below.    Additionally, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

We utilize the services of the research firm of Glass Lewis & Co. (“Glass Lewis”) to provide proxy research and voting recommendations. Recommendations are based on objective analysis. PENN reserves the right to vote against Glass Lewis recommendations in the event that PENN determines that it is in the client’s best interest.

We utilize the services of the Proxy Edge automated voting system provided by Broadridge to electronically vote ballots as recommended by Glass Lewis.  Broadridge notifies PENN in advance of the board meetings, provides the appropriate proxies to be voted, and maintains records of proxy statements received and votes cast.

Proxy Voting Guidelines

The following Glass Lewis guidelines have been adopted by PENN to objectively evaluate proxy votes that are in the best interest of our clients:

1.  Board of Directors: The election of directors and an independent board is essential to ethical and effective corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser generally votes against management efforts to classify a board and generally supports proposals to declassify the board of directors. Adviser considers withholding votes from directors with an unsatisfactory attendance record. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis, considering other factors, including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

2.   Ratification of Auditors: In light of several high profile accounting scandals, Glass Lewis closely scrutinizes the role and performance of auditors. On a case-by-case basis, Glass Lewis examines proposals relating to non-audit relationships and non-audit fees. Glass Lewis considers, on a case-by-case basis, proposals to rotate auditors, and votes against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

3.  Management & Director Compensation: A company's equity-based compensation plan should align with the shareholders' long-term interests. Glass Lewis evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser generally opposes plans that have the potential to be excessively dilutive. The Adviser generally supports employee stock option plans. Severance compensation arrangements are reviewed on a case-by-case basis, although Adviser generally opposes "golden parachutes" that are considered excessive. Adviser normally supports proposals that require a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser reviews on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and continues to closely monitor any future developments in this area.

4.   Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, GlassLewis   conducts   an   independent   review   of   each   anti-takeover   proposal. Occasionally, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders.  Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser evaluates shareholder rights' plans on a case-by-case basis to determine whether they warrant support. Adviser generally votes against any proposal to issue stock that has unequal or subordinate voting rights. Additionally, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

5.  Changes to Capital Structure: Adviser realizes that a company's financing decisions significantly impact its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Glass Lewis will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser generally votes against dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser generally votes in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Glass Lewis reviews proposals seeking preemptive rights on a case-by-case basis.

6.   Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser generally gives management discretion with regard to social, environmental and ethical issues, although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Responsibility and Oversight

PENN has established a Proxy Voting Committee, which is responsible for the review and approval of the firm’s written Proxy Policy procedures and guidelines.   The firm’s Chief Compliance Officer monitors regulatory developments with respect to proxy voting and works with the Proxy Voting Committee to develop policies that implement those requirements.  Daily administration of the proxy voting process is the responsibility of the Portfolio Accounting department.

Conflicts of Interest

Conflicts of interest will be resolved in favor of the clients’ interests. The Chief Compliance Officer is responsible for identifying potential conflicts of interest in the proxy voting process. Examples of potential conflicts of interest include:

1.   Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directories or candidates for directorships;

2.   The adviser or principals have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast.

When a potential conflict of interest exists, PENN will obtain client consent before voting. PENN will provide the client with sufficient information regarding the shareholder vote and the adviser’s potential conflict, so the client can make an informed decision whether to consent.

If you need further information, please direct your written requests to:

Director of Client Services
PENN Capital Management Company, Inc.
Navy Yard Business Center
Three Crescent Drive, Suite 400
Philadelphia, PA 19112

PZENA INVESTMENT MANAGEMENT PROXY VOTING

I.	Introduction

As a registered investment adviser, Pzena Investment Management, LLC (“PIM” or “the Firm”) is required to adopt policies and procedures reasonably designed to (i) ensure that proxies are voted in the best interests of clients, (ii) disclose to clients information about these policies and procedures and how clients can obtain information about their proxies, and (iii) describe how conflicts of interest are addressed.  The following policies and procedures have been established to ensure decision making consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act and Advisers Act. These policies, procedures and guidelines are meant to convey PIM’s general approach to certain issues. Nevertheless, PIM reviews all proxies individually and makes final decisions based on the merits of each issue.

II.	Procedures

A.	ISS

PIM subscribes to a proxy monitor and voting agent service offered by Institutional Shareholder Services (“ISS”).  Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client.  They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling).  PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting.  If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system.  A direct link download has been established between PIM and ISS providing data from the Indata System.  ISS assists us with our recordkeeping functions, as well as the mechanics of voting.  As part of ISS’ recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us.  To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to ensure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

B.	Compliance Procedures

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account.  In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it.  In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below.  The Directors of Research are responsible for monitoring the PIM Analyst’s compliance with such procedures when voting.  The Chief Compliance Officer (“CCO”) is responsible for monitoring overall compliance with these procedures.

C.	Voting Procedures

1.	Determine Proxies to be Voted

Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts.  Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received.  If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians.  Pending votes will be forwarded first to the Firm’s CCO, or her designee, who will perform the conflicts checks described in Section 2 below.  Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy.  Specifically, the Analyst will receive a folder containing the proxy statement, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.*  The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System.  Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the folder.

If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Directors of Research  and the Chief Executive Officer and/or Directors of Research  shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts.  If the Chief Executive Officer and/or Directors of Research  agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the folder and/or e-mailing such documentation to the Proxy Coordinator and CCO for filing.)  When the Analyst has completed all voting, the Analyst will return the folder to the Proxy Coordinator who will enter the votes in the ISS system.  Votes may not be changed once submitted to ISS unless such change is approved in writing by both the CCO and the Directors of Research.

2.	Identify Conflicts and Vote According to Special Conflict Resolution Rules

*
A separate ballot and vote record form may be included in the folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS.  In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

The primary consideration is that PIM act for the benefit of its clients and place its client’s interests before the interests of the Firm and its principals and employees.  The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts.  In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s CCO, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a.	PIM has identified the following areas of potential concern:

●	Where PIM manages any pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

●	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

●
Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

●
Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.  For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b.           To address the first potential conflict identified above, PIM’s CCO, or her designee, will maintain a list of public company clients that will be updated regularly as new client relationships are established with the Firm.  Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s CCO who will check to see if the company soliciting the proxy is also on the public company client list.  If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the CCO, or her designee, will note this in the folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

c.           To address the second potential conflict identified above, PIM’s CCO, or her designee, will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients.  If the proponent of a shareholder proposal is a PIM client, the CCO, or her designee, will note this in the folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d.           To address the third potential conflict identified above, PIM’s CCO, or her designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Indata).  For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof.  If a director or director nominee is a PIM client, the CCO, or her designee, will note this in the folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e.           To address the fourth potential conflict identified above, PIM’s CCO, or her designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written  responses of PIM personnel to an annual questionnaire in this regard).  If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the CCO, or her designee, will note this in the folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

f.	The following special rules shall apply when a conflict is noted in the folder:

i.           In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii.           The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.

iii.           If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.

iv.           If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies.  If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

v.           In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi.           In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Directors of Research, the Chief Executive Officer, and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation, and PIM’s recommendation).  The client then will be asked to direct PIM how to vote on the issue.  If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.

When PIM’s conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case-by-case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote.  PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares that PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM’s model.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website.

3.           Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients.  We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability).  In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance.  We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios.  This process includes periodic meetings with senior management of portfolio companies.  PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services.  Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Research Analyst who is responsible for following the company votes the proxies for that company.  If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each folder), and the Directors of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator.  It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials.  Any other owner, partner, officer, director, or employee of the Firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a.	Support management recommendations for the election of directors and appointment of auditors (subject to j below).

b.           Give management the tools to motivate employees through reasonable incentive programs.  Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals.  In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i.	With respect to incentive option arrangements:

●	The proposed plan is in excess of 10% of shares, or

●	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

●
The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns, or

●
The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price.  This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value.  However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

A = the number of shares reserved under the new plan/amendment

B = the number of shares available under continuing plans

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii.	With respect to severance, golden parachute or other incentive compensation arrangements:

●
The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

●
The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment.  Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

●	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

c.           PIM prefers a shareholder vote on compensation plans in order to provide a mechanism to register discontent with pay plans.  In general, PIM will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans.  However, PIM may oppose these proposals if PIM deems that the proposal:

i.  restricts the company’s ability to hire new, suitable management, or

ii.  restricts an otherwise responsible management team in some other way harmful to the company.

d.           Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

e.           Consider each environmental, social or corporate governance (ESG) proposal on its own merits.

f.           Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

g.           Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.

h.           Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

i.           Oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

j.           Make sure management is complying with current requirements such as of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation.  Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

●	PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

In applying the above fee formula, PIM will use the following definitions:

-	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

-
Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

-
Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

●
PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

●
PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

●
PIM generally will withhold votes from any insiders flagged by ISS on audit compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

●
In general, PIM will not support shareholder proposals to vote against directors unless PIM determines that clear shareholder value destruction has occurred as a consequence of the directors’ actions.  When shareholders propose voting against directors serving on compensation committees, PIM will evaluate ISS’ opinions and recommendations, but will vote on the issue based on PIM’s assessment of the matter and independently of ISS’ criteria.

●
PIM will apply a CASE-BY-CASE approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

●
PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

k.           Support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

l.           Support proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so.  However, on a CASE-BY-CASE basis as determined by the Research Analyst voting the proxy, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

m.           PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies.  PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares.  For these votes only, we will defer to ISS’ recommendations, however, since we will not have first hand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted.  Since PIM’s clients and not PIM control these securities lending decisions, PIM may not be able to recall a security for voting purposes even if the issue is material; however, it will use its best efforts.

4.	Return Proxies

The Chief Administrative Officer shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.  For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the CCO, or her designee, will periodically verify that votes are being sent to the companies.

5.	Changing a Vote

Votes may not be changed once submitted to ISS unless such change is approved in writing by both the CCO and the Directors of Research.

III.	Corporate Actions

PIM shall work with the clients’ Custodians regarding pending corporate actions.  Corporate action notices received from our portfolio accounting system's Xcitek and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending.  If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date.  The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given.  The Research Analyst shall consult with the Firm’s Directors of Research and applicable Portfolio Manager when making this determination.  Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel.  PIM’s Operations Administrative Personnel also will check the Company’s website for any corporate action processing information it may contain.  On the date the action should be processed, the transactions will be booked in our portfolio management system.  If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the website.  All faxes, notes and other written materials associated with the corporate action will be filed.

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.  PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM.  This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information.  It will include any proof of claims forms, payment vouchers and other similar items.

IV.	Client Disclosures

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients.  It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed.  Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request.  With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

V.	Recordkeeping

A.           PIM will maintain a list of dedicated proxy contacts for its clients.  Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies.  With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B.           PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records.  Such records will be maintained for a minimum of five years.  Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.

i.	Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.

ii.
Copies of the proxy materials received by PIM for client securities.  These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii.	The vote cast for each proposal overall as well as by account.

iv.	Records of any correspondence made regarding specific proxies and the voting thereof.

v.	Records of any reasons for deviations from broad voting guidelines.

vi.	Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii.	A record of proxies that were not received, and what actions were taken to obtain them.

viii.
Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

VI.	Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee.  This committee consists of PIM’s Directors of Research, CCO, and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings).  The committee reviews these policies, procedures and guidelines at least annually, and makes such changes as it deems appropriate in light of current trends and developments in corporate governance and related issues, as well as operational issues facing the Firm.

SIGNIA CAPITAL MANAGEMENT, LLC
Voting Client Securities:
Signia votes all proxies on behalf of each account over which it has proxy voting authority based on its determination of the best interests of that client’s account. Signia contracts the services of Broadridge in the proxy voting process. Signia will generally vote proxies with management if it determines the proposal serves the best interests of a client’s account. Signia will only vote proxies for which the proxy materials and related communications are received in a timely manner. In determining whether a proposal serves the best interests of a client’s account, Signia considers a number of factors, including the economic effect of the proposal on shareholder value, the threat posed by the proposal to existing rights of shareholders, the dilution of existing shares that would result from the proposal, the effect of the proposal on management or director accountability to shareholders, and, if the proposal is a shareholder initiative, whether it wastes time and resources of the company or reflects the grievance of one individual. If a material conflict of interest over proxy voting arises between Signia and a client, Signia will vote all proxies in accordance with the policy described above. If Signia determines that this policy does not adequately address the conflict of interest, Signia will notify the client of the conflict and request that the client consent to Signia’s intended response to the proxy solicitation. If the client consents to Signia’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Signia will vote the proxy as described in the notice. If the client objects to Signia’s intended response, Signia will vote the proxy as directed by the client.

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Templeton Investment Counsel, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies.  The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.  The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940.   To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser.  The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service.  These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, ballot reconciliation, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS's and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

8.	The issuer is a client8 of Investment Manager or its affiliates;

9.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

10.
The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);9

8  For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates.  Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

9 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest.  In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

11.	The issuer is a significant executing broker dealer; 10

12.	An Access Person11 of Investment Manager or its affiliates also serves as a director or officer of the issuer;

13.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member12 of such director or trustee, also serves as an officer or director of the issuer; or

14.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider. If management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.  The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan.  The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date.  The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances:  (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of

10 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

11 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

5  The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law.  Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services.  Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote.  In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients.  These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.  The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests.  Investment Manager believes that executive compensation should be directly linked to the performance of the company.  Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.  The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent.  However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.  The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets.  Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets.  As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers.  As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings.  Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities.  However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.  Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.  Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed.  Split voting occurs when a position held within an account is voted in accordance with two differing instructions.  Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

20.
The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager.  The Proxy Group will periodically review and update this list.  If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

21.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

22.
The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

23.
In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

24.
The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision.  Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken.  Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

25.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

26.
The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date.  However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

27.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

28.
The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

29.
If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities.  However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities.  Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue.  Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

30.
The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs.   The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster.  Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

31.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

32.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

33.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

34.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

35.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

36.
The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process.  The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.

37.
The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed.  Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

38.	At least annually, the Proxy Group will verify that:
a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order.  Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above.  For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year.  For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year.  The Proxy Group will periodically review web site posting and update the posting when necessary.  In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

The Boston Company Asset Management, LLC
Proxy Voting Policy

The Boston Company Asset Management, LLC (“TBCAM”) through its participation on BNY Mellon’s Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. TBCAM recognizes that stock ownership rights must be exercised for the exclusive benefit of our clients for whom the stock is held.  TBCAM utilizes the services of Institutional Shareholder Services (ISS), to provide proxy-voting services for clients.  ISS votes proxies according to standing guidelines as instructed.  TBCAM has adopted the BNY Mellon Proxy Voting Guidelines for domestic securities and follows the Global Proxy Voting Guidelines issued by ISS for international securities (the “Guidelines”).

1.
Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants.  With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

2.
Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

3.
Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  We will carefully review proposals that would limit shareholder control or could affect shareholder values.

4.
Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders.  We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5.
“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues.  Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 6.

6.
Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time.  Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require.  Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote.  Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

7.
Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients.  We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary  to vote proxies of other issuers in our discretion.

8.
Securities Lending  -  We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

9.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

10.
Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law.  In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request.  The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law.  We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances.  This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

11.
Charter – We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations — The Funds utilize ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. Obligations rated B are deemed to be highly speculative. For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of RR1 (outstanding). Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of RR2 (superior), or RR3 (good) or RR4 (average). Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of RR4 (average) or RR5 (below average). Obligations rated C indicate, for issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of RR6 (poor). Obligations rated RD indicate an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. Obligations rated D indicate an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (a) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (b) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (c) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation. Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Standard & Poor’s and Fitch Ratings apply indicators (such as “+” and “-”) to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2 or P-3, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.

Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

AMERICAN BEACON FUNDS

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)		Amended and Restated Declaration of Trust, dated July 31, 2012 – (lii)
(b)		Bylaws – (i)
(c)
Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(d)	(1)(A)
Management Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, American Beacon Master Trust and American Beacon Advisors, Inc., dated September 12, 2008 – (xx)

	(1)(B)	Amended and Restated Schedule A to Management Agreement, dated May 29, 2012 - (li)
	(2)(A)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated September 12, 2008 – (xxxix)
	(2)(A)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated July 1, 2012 – (lii)
	(2)(B)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated September 12, 2008 – (xxxix)
	(2)(C)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated June 24, 2011 – (xlii)
	(2)(C)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated July 1, 2012- (lii)
	(2)(D)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Calamos Advisors LLC, dated September 12, 2008 – (xxxix)
	(2)(D)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Calamos Advisors LLC, dated July 1, 2012 – (lii)
	(2)(E)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Causeway Capital Management LLC, dated September 12, 2008 – (xxxix)

(2)(F)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Dreman Value Management LLC, dated January 19, 2011 – (xxxix)
(2)(F)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Dreman Value Management LLC, dated July 1, 2012 – (lii)
(2)(G)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Franklin Advisers, Inc., dated January 13, 2011 – (xxxix)
(2)(G)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Franklin Advisers, Inc. dated July 1, 2012 – (lii)
(2)(H)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated September 12, 2008 – (xlii)
(2)(H)(ii)	Amended Schedule A to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated March 17, 2011 – (xlii)
(2)(H)(iii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated July 1, 2012 – (lii)
(2)(I)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Lazard Asset Management LLC, dated September 12, 2008 – (xxxix)
(2)(J)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Logan Circle Partners, L.P., dated January 14, 2011 – (xxxix)
(2)(J)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Logan Circle Partners, L.P., dated July 1, 2012 – (lii)
(2)(K)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated September 12, 2008 – (xxxix)
(2)(K)(ii)	Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated January 1, 2009 – (xxxix)
(2)(L)	Investment Advisory Agreement between American Beacon Advisors, Inc. and NISA Investment Advisors, L.L.C., dated September 12, 2008 – (xxxix)
(2)(M)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Opus Capital Group, LLC, dated January 14, 2011 – (xxxix)

(2)(M)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Opus Capital Group, LLC, dated July 1, 2012 – (lii)
(2)(N)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated September 12, 2008 – (xxxix)
(2)(N)(ii)	Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated April 1, 2009 – (xxxix)
(2)(N)(iii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated July 1, 2012 – (lii)
(2)(O)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Templeton Investment Counsel, LLC, dated September 12, 2008 – (xxxix)
(2)(P)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated September 12, 2008 – (xxxix)
(2)(P)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated July 1, 2012 – (lii)
(2)(Q)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Standish Mellon Asset Management Company LLC dated January 20, 2011 – (xxxix)
(2)(R)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Zebra Capital Management, LLC dated May 25, 2010 – (xxxix)
(2)(R)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Zebra Capital Management, LLC, dated July 1, 2012 – (lii)
(2)(R)(iii)	Amended and Restated Schedule A to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Zebra Capital Management, LLC, dated January 1, 2013 – (liii)
(2)(S)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Strategic Income Management, LLC – (xxxvii)
(2)(S)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Strategic Income Management, LLC, dated July 1, 2012 – (lii)
(2)(T)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Dean Capital Management, LLC (xliii)
(2)(T)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Dean Capital Management, LLC, dated July 1, 2012 – (lii)

(2)(U)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Fox Asset Management, LLC (xliii)
(2)(U)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Fox Asset Management, LLC, dated July 1, 2012 – (lii)
(2)(V)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Signia Capital Management, LLC (xliii)
(2)(V)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Signia Capital Management, LLC, dated July 1, 2012 – (lii)
(2)(W)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandes Investment Partners, L.P. dated January 20, 2011 – (xxxix)
(2)(X)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Massachusetts Financial Services Company – (xxxv)
(2)(X)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Massachusetts Financial Services Company, dated July 1, 2012 – (lii)
(2)(Y)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and GAM International Management Limited, dated June 27, 2011 - (xlii)
(2)(Y)(ii)	Amended and Restated Schedule A to the Investment Advisory Agreement between American Beacon Advisors, Inc. and GAM International Management Limited, dated August 10, 2011 – (xliv)
(2)(Y)(iii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and GAM International Management Limited, dated July 1, 2012 – (lii)
(2)(Z)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Pacific Investment Management Company LLC, dated June 24, 2011 – (xlii)
(2)(Z)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Pacific Investment Management Company LLC, dated July 1, 2012 – (lii)
(2)(AA)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Lee Munder Capital Group, LLC, dated June 13, 2011 – (xlii)
(2)(AA)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors and Lee Munder Capital Group, LLC, dated July 1, 2012 – (lii)
(2)(BB)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Stephens Investment Management Group, LLC, dated November 21, 2011 (xlvi)

	(2)(BB)(ii)		Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Stephens Investment Management Group, LLC, dated July 1, 2012 – (lii)
	(2)(CC)(i)		Investment Advisory Agreement between American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated November 17, 2011 – (xlv)
	(2)(CC)(ii)		Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated July 1, 2012 – (lii)
	(2)(DD)(i)		Investment Advisory Agreement between American Beacon Advisors, Inc. and Holland Capital Management LLC, dated January 6, 2012 – (xlix)
	(2)(DD)(ii)		Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Holland Capital Management LLC, dated July 1, 2012 – (lii)
	(2)(DD)(iii)		Second Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Holland Capital Management LLC, dated October 9, 2012 – (liii)
	(2)(EE)(i)	Inve	Investment Advisory Agreement between American Beacon Advisors, Inc. and PENN Capital Management Company, Inc., dated September 13, 2011 (xlvi)
	(2)(EE)(ii)		Investment Advisory Agreement between American Beacon Advisors, Inc. and PENN Capital Management Company, Inc., dated July 1, 2012 – (lii)
	(2)(FF)		Investment Advisory Agreement between American Beacon Advisors, Inc. and The London Company of Virginia, LLC, dated May 21, 2012 – (li)
(e)	(1)		Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated March 31, 2009 – (xxx)
	(2)		Amended and Restated Appendix A the to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated February 1, 2012 – (xlv)
(f)			Bonus, profit sharing or pension plans – (none)
(g)	(1)		Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997 – (ii)
	(2)		Amended and Restated Schedule D to the Custodian Agreement, dated December 20, 2012 – (liii)
(h)	(1)(A)		Transfer Agency Policy and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998 – (ii)
	(1)(B)		Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated July 24, 2002 – (viii)

(1)(C)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002 – (ix)
(1)(D)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004 – (xviii)

(1)(E)	Amended and Restated Schedule A to the Transfer Agency and Service Agreement, dated March 22, 2012 – (li)
(1)(F)	Securities Lending Agency Agreement between the American Beacon Funds and Brown Brothers Harriman & Co., dated March 15, 2008 – (xxxvi)
(2)(A)	First Amendment to the Securities Lending Agency Agreement, dated May 2, 2008 – (xxxvi)
(2)(B)	Second Amendment to the Securities Lending Agency Agreement, dated May 20, 2009 – (xxxvi)
(2)(C)	Third Amendment to the Securities Lending Agency Agreement, dated November 3, 2009 – (xxxvi)
(3)	Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated May 10, 2012 – (li)
(4)(A)
Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated November 29, 1999 – (iii)

(4)(B)
Amendment to Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company to add Mid-Cap Value Fund and Emerging Markets Fund, dated June 30, 2004 – (xiii)

(4)(C)
Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005 – (xxxvi)

(4)(D)
Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010 – (xxxvi)

(4)(E)
Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 6, 2012 – (xlv)

(4)(F)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated May 29, 2012 – (li)
(4)(G)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company dated January

1, 2013 – (liii)
(5)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009 – (xxiii)

(6)	Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003 – (x)
(7)(A)	Service Plan Agreement for the American Beacon Funds Retirement Class, dated April 30, 2009 – (xxii)
(7)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Retirement Class, dated December 15, 2010 – (xxxvi)
(8)(A)	Service Plan Agreement for the American Beacon Funds Y Class, dated July 24, 2009 – (xxiii)
(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Y Class, dated May 29, 2012 – (li)
(9)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010 – (xxvii)
(9)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated May 29, 2012 – (li)
(10)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010 – (xxxi)
(10)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated May 29, 2012 – (li)
(11)	Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated June 30, 2000 – (iv)
(12)	Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001 – (vii)
(13)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008 – (xix)
(14)(i)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated November 8, 2011 – (xliv)
(14)(ii)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 27, 2012 – (xlv)
(14)(iii)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 31, 2012 – (xlvii)
(14)(iv)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated February 23, 2012 – (l)
(14)(v)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon London Company Income Equity Fund, dated May 14, 2012 – (li)

	14(vi)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 31, 2013 – (filed herewith)
(i)		Opinion and consent of counsel – (filed herewith)
(j)		Consent of Independent Registered Public Accounting Firm – (filed herewith)
(k)		Financial statements omitted from prospectus – (none)
(l)		Letter of investment intent – (i)
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class) – (x)
	(2)	Distribution Plan pursuant to Rule 12b-1 for the Retirement Class – (xxiii)
	(3)(A)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the Retirement Class, dated December 15, 2010 – (xxxvi)
	(3)(B)	Distribution Plan pursuant to Rule 12b-1 for the A Class – (xxx)
	(4)(A)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, date May 29, 2012 – (li)
	(4)(B)	Distribution Plan pursuant to Rule 12b-1 for the C Class – (xxxi)
	(5)(A)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 29, 2012 – (li)
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated March 9, 2011 – (xl)
(p)	(1)	Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, and American Beacon Select Funds, dated March 8, 2012 – (xlviii)
	(2)	Code of Ethics of State Street Master Funds, dated April 1, 2012 – (l)
	(3)	Code of Ethics of Quantitative Master Series LLC, dated April 27, 2011 – (l)
	(4)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010 – (xxxviii)
	(5)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2011 – (xl)
	(6)	Code of Ethics and Insider Trading Policy of Calamos Advisors LLC, dated March 17, 2009 – (xxxvi)
	(7)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005 and revised August 10, 2010– (xxxvi)
	(8)	Code of Ethics and Insider Trading Policy of Dreman Value Management LLC, February 24, 2010 – (xxxvi)
	(9)	Code of Ethics and Policy Statement on Insider Trading of Franklin

Advisers, Inc., revised April 2012– (filed herewith)

(10)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated August 2009 – (xxxvi)
(11)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated January 2012 – (lii)
(12)	Code of Ethics and Personal Trading Guidelines of Morgan Stanley Investment Management Inc., effective September 17, 2010 – (xxxvi)
(13)	Code of Ethics and Standard of Professional Conduct of NISA Investment Advisors, L.L.C., revised February 2012 – (filed herewith)
(14)	Code of Business Conduct and Ethics of Opus Capital Group, LLC, dated January 7, 2005 and revised March 31, 2010 – (xxxvi)
(15)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009 – (xxi)
(16)	Code of Ethics and Policy Statement on Insider Trading of Templeton Investments Counsel, LLC, dated May 2010 – (xxxvi)
(17)
Code of Conduct and Personal Securities Trading Policy of The Bank of New York Mellon, parent company of The Boston Company Asset Management, LLC and Standish Mellon Asset Management LLC, dated March 2012 – (filed herewith)

(18)	Code of Ethics of Zebra Capital Management, LLC, dated November 2011 – (xlviii)
(19)	Code of Ethics for Strategic Income Management, LLC – (xxxiii)
(20)	Code of Ethics for Dean Capital Management, LLC, dated November 2011 – (xlviii)
(21)	Code of Ethics for Fox Asset Management, LLC – (xxxiv)
(22)	Code of Ethics for Signia Capital Management, LLC – (xlviii)
(23)	Code of Ethics of Massachusetts Financial Services Co., dated March 27, 2012 – (filed herewith)
(24)	Code of Ethics of Brandes Investment Partners, L.P., dated August 15, 2010 – (xlii)
(25)	Code of Ethics of Fortress Investment Group LLC (on behalf of Logan Circle Partners, L.P.), dated January 2012 – (xlviii)
(26)	Code of Ethics of GAM International Management Limited – (xli)
(27)	Code of Ethics of Pacific Investment Management Company LLC (PIMCO), dated May 2009 (xl)
(28)	Code of Ethics for Lee Munder Capital Group, LLC, dated March 2011 (xlii)
(29)	Code of Ethics for Stephens Investment Management Group, LLC, dated April 2012 (filed herewith)
(30)	Code of Ethics for Bridgeway Capital Management, Inc., dated June 23,

2011 – (xlv)
(31)	Code of Ethics for Holland Capital Management LLC, dated June 2012 (filed herewith)
(32)	Code of Ethics for PENN Capital Management Company, Inc., dated February 21, 2012 (xlvi)
(33)	Code of Ethics for The London Company of Virginia, LLC, date April 2, 2012 - (li)
Other Exhibits:
Powers of Attorney for Trustees of American Beacon Funds and the American Beacon Select Funds, dated August 9, 2012 – (filed herewith)
Powers of Attorney for Trustees of the State Street Master Funds, dated April 26, 2012 – (l)
Powers of Attorney for Trustees of the Quantitative Master Series LLC, dated September 22, 2011 – (l)
_________________________
(i)
Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 18, 1997. (File Nos. 811-04984 and 033-11387)

(ii)
Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 1998.  (File Nos. 811-04984 and 033-11387)

(iii)
Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 21, 1999.  (File Nos. 811-04984 and 033-11387)

(iv)
Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 7, 2000.  (File Nos. 811-04984 and 033-11387)

(v)
Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 29, 2000.  (File Nos. 811-04984 and 033-11387)

(vi)
Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2001.  (File Nos. 811-04984 and 033-11387)

(vii)
Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2002.  (File Nos. 811-04984 and 033-11387)

(viii)
Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 1, 2002.  (File Nos. 811-04984 and 033-11387)

(ix)
Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2003.  (File Nos. 811-04984 and 033-11387)

(x)
Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 2003.  (File Nos. 811-04984 and 033-11387)

(xi)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange

Commission on July 1, 2003. (File Nos. 811-04984 and 033-11387)
(xii)
Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2004.  (File Nos. 811-04984 and 033-11387)

(xiii)
Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 30, 2004.  (File Nos. 811-04984 and 033-11387)

(xiv)
Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 15, 2004.  (File Nos. 811-04984 and 033-11387)

(xv)
Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2005.  (File Nos. 811-04984 and 033-11387)

(xvi)
Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 30, 2005.  (File Nos. 811-04984 and 033-11387)

(xvii)
Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 31, 2006.  (File Nos. 811-04984 and 033-11387)

(xviii)
Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2007.  (File Nos. 811-04984 and 033-11387)

(xix)
Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 29, 2008.  (File Nos. 811-04984 and 033-11387)

(xx)
Incorporated by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 31, 2008.  (File Nos. 811-04984 and 033-11387)

(xxi)
Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009.  (File Nos. 811-04984 and 033-11387)

(xxii)
Incorporated by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 2009.  (File Nos. 811-04984 and 033-11387)

(xxiii)
Incorporated by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 3, 2009.  (File Nos. 811-04984 and 033-11387)

(xxiv)
Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A of CNL Funds filed with the Securities and Exchange Commission on October 18, 2007 (File Nos. 333-140838 and 811-22017)

(xxv)
Incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 22, 2009.  (File Nos. 811-04984 and 033-11387)

(xxvi)
Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2010.  (File Nos. 811-04984 and 033-11387)

(xxvii)
Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 16, 2010.  (File Nos. 811-04984 and 033-11387)

(xxviii)
Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 18, 2010.  (File Nos. 811-04984 and 033-11387)

(xxix)
Incorporated by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2010.  (File Nos. 811-04984 and 033-11387)

(xxx)
Incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 17, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxi)
Incorporated by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 15, 2010.   (File Nos. 811-04984 and 033-11387)

(xxxii)
Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 31, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxiii)
Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 30, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxiv)
Incorporated by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 14, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxv)
Incorporated by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 30, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxvi)
Incorporated by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 30, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxvii)
Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 14, 2011.  (File Nos. 811-04984 and 033-11387)

(xxxviii)
Incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2011.  (File Nos. 811-04984 and 033-11387)

(xxxix)
Incorporated by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2011.  (File Nos. 811-04984 and 033-11387)

(xl)
Incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 18, 2011.  (File Nos. 811-04984 and 033-11387)

(xli)
Incorporated by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 19, 2011.  (File Nos. 811-04984 and 033-11387)

(xlii)
Incorporated by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 1, 2011.  (File Nos. 811-04984 and 033-11387)

(xliii)
Incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 14, 2011.  (File Nos. 811-04984 and 033-11387)

(xliv)
Incorporated by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 29, 2011.  (File Nos. 811-04984 and 033-11387)

(xlv)
Incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 2, 2012.  (File Nos. 811-04984 and 033-11387)

(xlvi)
Incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 23, 2012.  (File Nos. 811-04984 and 033-11387)

(xlvii)
Incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2012.  (File Nos. 811-04984 and 033-11387)

(xlviii)
Incorporated by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 15, 2012.  (File Nos. 811-04984 and 033-11387)

(xlix)
Incorporated by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 23, 2012.  (File Nos. 811-04984 and 033-11387)

(l)
Incorporated by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2012.  (File Nos. 811-04984 and 033-11387)

(li)
Incorporated by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 25, 2012.  (File Nos. 811-04984 and 033-11387)

(lii)
Incorporated by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 26, 2012.  (File Nos. 811-04984 and 033-11387)

(liii)
Incorporated by reference to Post-Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 27, 2012.  (File Nos. 811-04984 and 033-11387)

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

         Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)      Subject to the exceptions and limitations contained in paragraph (b) below:

(i)     every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)    the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)      No indemnification shall be provided hereunder to a Covered Person:

(i)     who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)    in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)     Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i)      such Covered Person shall have provided appropriate security for such undertaking;

(ii)     the Trust is insured against losses arising out of any such advance payments; or

(iii)    either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 8 of the Management Agreement provides that:

8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandes Investment Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 9 of the Investment Advisory Agreement with Calamos Advisors LLC provides that:

9. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Dean Capital Management, LLC  provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to  any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Dreman Value Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Fox Asset Management, LLC  provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to  any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Franklin Advisers, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with GAM International Management Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Holland Capital Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Lee Munder Capital Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Logan Circle Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 7 of the Investment Advisory Agreement with Morgan Stanley Investment Management, Inc. provides that:

7. (a) Standard of Care. Except as may otherwise be provided by applicable laws and regulations, neither the Adviser nor any of its affiliates or its or their officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Portfolios or any shareholder of a Portfolio or the Trust for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Manager acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or the Assets designated by the Manager to the Adviser, or that the Portfolios or such Assets will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

(b) Indemnification. The Manager shall hold harmless and indemnify the Adviser for any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys fees) (“Losses”) incurred by the Adviser in connection with the performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

The Adviser shall hold harmless and indemnify the Manager for any and all Losses incurred by the Manager that arise from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder; provided, however, that nothing contained herein shall require that the Manager be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties hereunder or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with NISA Investment Advisors, L.L.C. provides that:

8. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Opus Capital Group, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Pacific Investment Management Company LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with PENN Capital Management Company, Inc. provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Signia Capital Management, LLC  provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to  any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Standish Mellon Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to  any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify, defend and hold harmless the Adviser for (a) any action taken, omitted or suffered by Adviser in connection with this Agreement or the services provided hereunder, unless such act or omission shall have resulted from Adviser’s willful misfeasance, bad faith or gross negligence; or (b) any loss arising from Adviser’s adherence to Manager’s instructions.  Adviser shall in no event be liable for any indirect, incidental, special, punitive, exemplary or consequential damages in connection with or arising out of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

9. Liability of Adviser. The  Adviser shall have no  liability to the Trust,  its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to  any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Administration Agreement provides that:

11. Limitation of Liability of American Beacon Advisors, Inc. (“ABA”). ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any

Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.

Section 4.2 of the Distribution Agreement provides that:

(a)   Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), "Foreside Indemnitees") from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a "Foreside Claim"):

(i)   any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;

(ii)  any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

(iii) any material breach of the Clients' agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv)  the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b)   Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the "Clients Indemnitees" and, with the Foreside Indemnitees, an "Indemnitee"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a "Clients Claim" and, with a Foreside Claim, a "Claim"):

(i)   any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.

(ii)  any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

(iii) any material breach of Foreside's agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof

(d)   The Clients or Foreside (for purpose of this Section 4.2(d), an "Indemnifying Party") may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e)   An Indemnifying Party's obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f)   The provisions of this section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)   Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)   Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c)   No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)   Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;

(e)   Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f)   The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside's rights or claims relate in settlement of such rights or claims; and

(g)   Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Administrator

Each of the Trustees of the Trust has entered into an arrangement with the Trust’s Administrator, whereby she or he may be indemnified by the Administrator for liability arising from a failure of the Administrator to carry out its duties under the Administration Agreement with the Trust and for certain securities laws claims.  The arrangement is principally designed to supplement the indemnification afforded under the Trust’s Declaration of Trust as well as liability coverage provided by insurance policies.  The arrangement is limited to civil and administrative claims.

Item 31.	I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant.  It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Michael M. Albert; Director	Director, Lighthouse Holdings, Inc.; Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.
Sonia L. Bates; Asst. Treasurer, Dir. Tax & Financial Reporting	Asst. Treasurer, Lighthouse Holdings, Inc.; Asst. Treasurer, Lighthouse Holdings Parent, Inc; Asst. Treasurer, American Private Equity Management, L.L.C..
Rosemary K. Behan; Secretary, General Counsel	Secretary, Lighthouse Holdings, Inc.; Secretary, Lighthouse Holdings Parent, Inc.; Secretary, American Private Equity Management, L.L.C.
Melinda G. Heika; Treasurer	Treasurer, Lighthouse Holdings, Inc.; Treasurer, Lighthouse Holdings Parent, Inc.; Treasurer, American Private Equity Management, L.L.C.
Jerry W. Miller; Director	Director, Lighthouse Holdings, Inc.; CEO, Sentio Advisors; Senior Advisor, Lightyear Capital
Gene L. Needles, Jr.; Director, President, Portfolio Manager	Director, President, Lighthouse Holdings, Inc.; President, Lighthouse Holdings Parent, Inc.; Manager, American Private

Equity Management, L.L.C.
John J. Okray; Asst. Secretary, Deputy General Counsel	Asst. Secretary, Lighthouse Holdings, Inc.; Asst. Secretary, Lighthouse Holdings Parent, Inc.; Asst. Secretary, American Private Equity Management, L.L.C.; Formerly VP, Legal, OppenheimerFunds, Inc.
William F. Quinn; Director, Chairman
Chairman & Director, Lighthouse Holdings, Inc.; Chairman & Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; Director, American Airlines Federal Credit Union; Director, Hicks Acquisition II, Inc.; Independent Trustee, National Railroad Retirement Investment Trust

Richard P. Schifter; Director
Director, Lighthouse Holdings, Inc.; Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; Partner, TPG Capital; Director, Republic Airways Holdings Inc.; Director, Ariel Holdings Ltd.; Director, LPL Investment Holdings Inc.; Director, Everbank Financial Corp.; Director, 1996 Air G.P., Inc.; Director, Diveo Broadband Networks, Inc; Director, Mtel Latin America Inc.; Director, Controladora Milano, S.A. de C.V.; Director, Alpargatas S.A.I.C.; Director, Bristol Group; Director, Grupo Milano, S.A. Director, Productora de Papel S.A. de C.V. (Proposa); Director, Empresas Chocolates La Corona, S.A. de C.V. (La Corona); Director, Ecoenterprises Fund; Director, Gate Gourmet International; Director, Direct General Corporation; Director, Private Equity Growth Capital Council

Kneeland C. Youngblood; Director
Director, Lighthouse Holdings, Inc.; Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; Partner, Pharos Capital Group, LLC; Director, Energy Future Holdings Corp.; Director, Gap, Inc.; Director, Starwood Hotels & Resorts Worldwide, Inc.; Former Director, Burger King Corp.

The principal address of the Manager, the American Beacon Funds, American Private Equity Management, L.L.C., Lighthouse Holdings, Inc., and Lighthouse Holdings Parent, Inc. is 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.

II.           Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is an investment sub-advisor for the American Beacon Balance Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Intermediate Bond Fund.  The principal address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Barrow is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Barrow	Other Substantial Business and Connections
James P. Barrow; President, Secretary, Treasurer, Executive Director, Member Board of Managers	None
J. Ray. Nixon; Executive Director, Member Board of Managers	None
Patricia B. Andrews; Chief Compliance Officer, Director	None
John S. Williams; Managing Director	None
Linda T. Gibson; Member Board of Managers	None

Brandes Investment Partners, L.P. (“Brandes”) is an investment sub-advisor for the American Beacon Emerging Markets Fund.  The principal address of Brandes is 11988 El Camino Real, Suite 500, San Diego, CA 92130.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandes is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandes	Other Substantial Business and Connections
Charles H. Brandes; Chairman	None
Glenn R. Carlson; Chief Executive Officer	None
Jeffrey A. Busby; Executive Director	None
Ian N. Rose; General Counsel	None

Brent V. Woods; Managing Director	None
Gregory S. Houck; Managing Director of Operations	None
Gary K. Iwamura; Finance Director	None
Roberta L. Loubier; Global Head of Compliance, Chief Compliance Officer	None

Brandywine Global Investment Management, LLC (“Brandywine”) is an investment sub-advisor for the American Beacon Flexible Bond Fund, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund.  The principal address of Brandywine is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandywine is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandywine	Other Substantial Business and Connections
David F. Hoffman, Senior Managing Director	None
Mark P. Glassman, Chief Administrative Officer	None
Patrick S. Kaser, Managing Director	None
Paul R. Lesutis, Senior Managing Director	None
Henry F. Otto, Senior Managing Director	None
Stephen S. Smith, Senior Managing Director	None
Adam B. Spector, Managing Director	None
Steven M. Tonkovich, Senior Managing Director	None
Edward A. Trumpbour, Senior Managing Director	None
Edward A. Whitaker, Jr., Managing Director	None
Thomas C. Merchant, Secretary	None
Elisabeth F. Craig, Assistant Secretary	None

Bridgeway Capital Management, Inc. (“Bridgeway”) is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund.  The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Bridgeway is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Bridgeway	Other Substantial Business and Connections
John N. R. Montgomery, Director/Chairman of the Board of Directors/Chief Investment Officer	Vice President and Director, Bridgeway Funds, Inc.
Linda G. Giuffre, Chief Compliance Officer	Chief Compliance Officer and Treasurer, Bridgeway Funds, Inc.

Michael D. Mulcahy, Director/President/Chief Operating Officer	President and Director, Bridgeway Funds, Inc.
Von D. Celestine, Treasurer/Vice President/Secretary	None
Richard P. Cancelmo, Vice President	Vice President, Bridgeway Funds, Inc.
Franklin J. Montgomery, Director	Andover Properties, Ltd. – Owner Andover Richmond Apartment, Ltd. – General Partner
Ann M. Montgomery, Director	Sage Education Group, LLC - Owner

Calamos Advisors, LLC (“Calamos”) is an investment sub-advisor for the American Beacon Retirement Income and Appreciation Fund.  The principal address of Calamos is 2020 Calamos Court, Naperville, IL 60563-2787.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Calamos is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Calamos	Other Substantial Business and Connections
John P. Calamos; CEO/Global Co-CIO, EVP	Member of Board of Trustees of Benedictine University Member of Board of Trustees of Illinois Institute of Technology Board of Directors – National Hellenic Museum Board of Directors – Choose DuPage
Gary D. Black; EVP, Global Co-CIO, CIO Alternative Strategies	None
J. Christopher Jackson; SVP, General Counsel and Secretary	None
James J. Boyne; Executive Vice President, Chief Operating Officer	Member of Board of Trustees North Central College
Nimish S. Bhatt; SVP, Chief Financial Officer, Head of Fund Administration	Director of NICSA, a not-for profit industry trade organization
Elizabeth A. Watkins; VP, Chief Compliance Officer	None
Randy Zipfel, Senior Vice President, Chief Administrative Officer	None

Causeway Capital Management, LLC (“Causeway”) is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information related to the officers and directors of Causeway is included in its Form ADV, as filed with the U.S. Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Dean Capital Management, LLC (“Dean”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund.  The principal address of Dean is 7450 West 130th Street, Suite 150, Overland Park, KS 66213.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dean is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dean	Other Substantial Business and Connections
Douglas A. Leach; Chief Compliance Officer
Kevin E. Laub; LLC Member
Patrick J. Krumm; LLC Member
Steven D. Roth; LLC Member
Stephen M. Miller; LLC Member

Dreman Value Management, LLC (“Dreman”) is an investment sub-advisor for the American Beacon Small Cap Value Fund.  The principal address of Dreman is 777 South Flagler Drive, Suite 800-West Tower, West Palm Beach, FL 33401.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dreman is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dreman	Other Substantial Business and Connections
Emory C. Hoover; Chief Investment Officer and Managing Director	None
Mark J. Roach; Managing Director	None
David N. Dreman; Chairman	None
Yvonne I. Pytlik; Chief Compliance Officer	None
Robert A. Loverro; Vice President of Finance	None

Fox Asset Management, LLC (“Fox”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund.  The principal address of Fox is 1040 Broad Street, Suite 203, Shrewsbury, NJ 07702.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Fox is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Fox	Other Substantial Business and Connections
Gregory R. Greene; Co-Director
William E. Dodge; Co-Director

Meghann L. Clark; Chief Compliance Officer

Franklin Advisers, Inc. (“Franklin”) is an investment sub-advisor for the American Beacon High Yield Bond Fund.  The principal address of Franklin is One Franklin Parkway, San Mateo, CA 94403-1906.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Franklin is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Franklin	Other Substantial Business and Connections
Edward B. Jamieson; Director, President and CIO	None
Kenneth A. Lewis; Chief Financial Officer	None
Craig S. Tyle; Chief Legal Officer	None
John M. Lusk; Director and Vice President	None
Breda M. Beckerle; Chief Compliance Officer	None
Mark L. Constant; Treasurer	None
William Y. Yun; Executive Vice President	None
Madison S. Gulley; Executive Vice President	None
Rupert H. Johnson	None
Christopher J. Molumphy; Director and Executive Vice President	None

GAM International Management, LTD. (“GAM”) is an investment sub-advisor for the American Beacon Flexible Bond Fund.  The principal address of GAM is 12 St. James Place, London SW1A 1NX, United Kingdom.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of GAM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with GAM	Other Substantial Business and Connections
Andrew N. Hanges, Chief Executive Officer & Chairman of the Board
Nikki M. Cagan, Chief Compliance Officer

Holland Capital Management LLC (“Holland”) is the investment sub-advisor for the American Beacon Holland Large Cap Growth Fund.  The principal address of Holland is One North Wacker Drive, Suite 700, Chicago, Illinois 60606.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Holland is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
Louis A. Holland; Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.
Monica L. Walker; President, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus; Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain; Chief Compliance Officer	None

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) is an investment sub-advisor for the American Beacon Balance Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund.  The principal address of Hotchkis is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90012-5439.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hotchkis is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
George H. Davis; Chief Executive Officer and Executive Committee Member	Trustee of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley (UK) Limited.
James E. Menvielle; Chief Financial Officer	Vice President and Treasurer of the Hotchkis & Wiley Funds and director of Hotchkis & Wiley (UK) Limited and Hotchkis & Wiley (Luxembourg) S.A..
Anna Marie S. Lopez; Chief Operating Officer	President of the Hotchkis & Wiley Funds and director of Hotchkis & Wiley (UK) Limited and Hotchkis & Wiley (Luxembourg) S.A.
Tina H. Kodama; Chief Compliance Officer	Vice President and Chief Compliance Officer of the Hotchkis & Wiley Funds

Lazard Asset Management, LLC (“Lazard”) is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Lazard is 30 Rockerfeller Plaza, 55th Floor, New York, NY 10112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Lazard is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Lazard	Other Substantial Business and Connections
Ashish Bhutani; Director, CEO	Vice Chairman, Lazard Ltd.
Gerard B. Mazzari; COO	Chief Financial Officer, Lazard Asset Management Securities, LLC
Nathan A. Paul; General Counsel	Vice President and Secretary of the Fund; Chief Legal Officer of Lazard Asset Management Securities, LLC
Brian D. Simon; Chief Compliance Officer	Managing Director of Lazard Asset Management, LLC
Kenneth M. Jacobs; Director	None
Alexander F. Stern; Director	None
Charles Carroll; Deputy Chairman	Head of Global Marketing, Lazard Asset Management, LLC; Chief Executive Officer
Andrew Lacey; Deputy Chairman	None
John Reinsberg; Deputy Chairman	None
Robert P. DeConcini; Chairman	None
Andreas Huebner; Senior Managing Director	None
Robert Prugue; Senior Managing Director	None
Bill Smith; Senior Managing Director	None

Lee Munder Capital Group, LLC (“LMCG”) is an investment sub-advisor for the American Beacon Mid-Cap Value Fund.  The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, MA, 02116.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of LMCG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with LMCG	Other Substantial Business and Connections
Jeffrey Davis, Chief Investment Officer	Member of the Presidential Advisory Council, Non-Trustee Member of the Investment Committee for the Endowment and Pension Fund
Lee Munder, Founding partner/general	Managing Partner, Rednum Family Investments, LP
Richard H. Adler, Board Member
President & CEO, Board Member Convergent Capital Management; Board Member, AMBS Investment Counsel, LLC; Board Member, CCM Advisors, LLC; Board Member, Clifford Swan Investment Counsel; Board Member, Convergent Wealth Advisors; Board Member, Mid-Continent Capital; Board Member, SKBA Capital Management; Board Member, City National Asset Management;

Board Member, Rochdale Investment Management LLC
William J. Freeman, Board Member
Senior Vice President, Director of Corporate Development for the Wealth Management Affiliates; Board Member, Convergent Capital Management, LLC; Board Member, Convergent Wealth Advisors, Board Member, City National Asset Management Inc., Board Member, Clifford Swan Investment Counsel; Board Member, City National Securities, Inc.; Board Member, Rochdale Investment Management, LLC

Richard S. Gershen, Board Member	Executive Vice President, Wealth Management; City National Bank; Board Member, Convergent Capital Management LLC; Board Member, Convergent Wealth Advisors

Logan Circle Partners, L.P. (“Logan”) is an investment sub-advisor for the American Beacon High Yield Bond Fund.  The principal address of Logan is 1717 Arch Street, Suite 1500; Philadelphia, PA 19103.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Logan is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Logan	Other Substantial Business and Connections
Jude T. Driscoll; CEO/Chief Investment Officer	None
Jennifer E. Vollmer; General Counsel	None
William C. Gadsden; Chief Operating Officer	None

 MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”) serves as an investment sub-adviser for the American Beacon Large Cap Value Fund.  The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199.  MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director and principal executive officer of MFS is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with MFS	Other Substantial Business and Connections During the Past Two Fiscal Years
Robert J. Manning; Director, Chief	Trustee of various funds within the MFS Funds

Executive Officer & Chairman of the Board of Directors	complex+
Mark N. Polebaum; Executive Vice President, General Counsel & Secretary	N/A+
Michael W. Roberge; President, Chief Investment Officer, Director of Global Research, and Director	N/A+
Amrit Kanwal; Executive Vice President and Chief Financial Officer	N/A+
David A. Antonelli; Vice Chairman	N/A+
Robin A. Stelmach; Executive Vice President and Chief Operating Officer	N/A+
Carol W. Geremia; Executive Vice President	N/A+
James A. Jessee; Executive Vice President	N/A+
Timothy M. Fagan; Chief Compliance Officer	N/A+
Thomas A. Bogart; Director	Executive Vice President, Business Development and General Counsel of Sun Life Financial Inc.
Colm J. Freyne; Director	Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.

+Certain principal executive officers and directors of Massachusetts Financial Services Company ("MFS") serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth above or in Schedules B and D of Form ADV filed by MFS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS' corporate affiliates.

The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Service Center Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS International LTD.	Canon's Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International (U.K.) Limited	Paternoster House, 65 St. Paul 's Churchyard, London EC4M 8AB, U.K.
MFS International (Hong Kong) Limited	Wheelock House, 20 Pedder Street, Level 19, Suite 1901, Central, Hong Kong
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11o Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004
MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880
MFS Investment Management Company (Lux.) S.A.	49, Avenue J.F. Kennedy, L-1855 Luxembourg, R.C.S. Luxembourg No. 76 467
MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
3060097 Nova Scotia Company (NSULC)	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada
MFS McLean Budden Limited (MBL)	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7
MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.

The MFS Funds include the following.  The address of the MFS Funds is:  111 Huntington Ave., Boston, MA  02199.

Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
MFS Series Trust XII
MFS Series Trust XIII
MFS Series Trust XIV
MFS Series Trust XV
MFS Series Trust XVI
MFS Municipal Series Trust
MFS Variable Insurance Trust
MFS Variable Insurance Trust II
MFS Variable Insurance Trust III
MFS Institutional Trust
MFS California Municipal Fund
MFS Charter Income Trust
MFS Government Markets Income Trust
MFS High Income Municipal Trust
MFS High Yield Municipal Trust
MFS InterMarket Income Trust I
MFS Intermediate High Income Fund
MFS Intermediate Income Trust
MFS Investment Grade Municipal Trust
MFS Municipal Income Trust
MFS Multimarket Income Trust
MFS Special Value Trust

Morgan Stanley Investment Management, Inc. (“Morgan Stanley IM”) is an investment sub-advisor for the American Beacon Emerging Markets Fund.  The principal address of Morgan Stanley IM is 522 Fifth Avenue, New York, NY 10036.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Morgan Stanley IM is,

or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Morgan Stanley IM	Other Substantial Business and Connections
Gregory J. Fleming; Managing Director and President	President, MSAM Holdings II, Inc.
Edmond Moriarty; Managing Director and Director	Managing Director and Director, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Director, MSAM Holdings II, Inc.; President of other entities affiliated with MSIM.
Christopher L. O’Dell; Managing Director and Secretary	Managing Director and Secretary, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Secretary, MSAM Holdings II, Inc. and other entities affiliated MSIM.
Mary A. Picciotto; Managing Director and Chief Compliance Officer & Executive Director	Chief Compliance Officer of the Morgan Stanley Funds.
Jeffrey Gelfand, Managing Director, Chief Financial Officer and Treasurer
Managing Director, Chief Financial Officer and Treasurer Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Chief Financial Officer and Treasurer, MSAM Holdings II, Inc.; Treasurer of other entities affiliated with MSIM.

James T. Janover; Managing Director and Director	Managing Director and Director, Morgan Stanley Investment Advisors Inc.; Director, Morgan Stanley MSAM Holdings II, Inc.

NISA Investment Advisors, LLC (“NISA”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of NISA is 150 North Meramec Avenue, Suite 640, St. Louis, MO 63105-3753.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of NISA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with NISA	Other Substantial Business and Connections
Jess B. Yawitz; Chairman & Chief Executive Officer & Managing Member
William J. Marshall; President & Managing Member
Bella L.F., Sanevich; General Counsel & Member

Ellen D. Dennis; Chief Risk Officer
Kenneth L. Lester; Managing Director, Fixed Income and Derivatives & Member
Marianne O’Doherty; Chief Compliance Officer
David G. Eichhorn; Director, Investment Strategies & Member
Clarence R. Krebs; Director, Client Services & Member
Paul L. Jones; Director, Equity Portfolio Management
Joseph A. Murphy; Director, Portfolio Management
Anthony R. Pope; Director, Fixed Income & Member

Opus Capital Group, LLC (“Opus”) is the investment sub-advisor for the American Beacon Small Cap Value Fund.  The principal address of Opus is One West Fourth Street, Suite 2500, Cincinnati, OH 45202.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Opus is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Opus	Other Substantial Business and Connections
Jakki L. Haussler; Chairman & Chief Executive Officer	Board of Director of Cincinnati Bell Inc.
Leonard A. Haussler; President	N/A
Joseph P. Condren; Chief Operating Officer & Chief Compliance Officer	N/A
Kevin P. Whelan; Vice President	N/A
Jonathon M. Detter; Vice President	N/A

Pacific Investment Management Company, LLC (“PIMCO”) is an investment sub-advisor for the American Beacon Flexible Bond Fund.  The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PIMCO is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PIMCO	Other Substantial Business and Connections
Mohamed A. El-Erian; Managing Director, Executive Committee, Chief Executive Officer and Co-Chief Investment Officer	Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF

Trust. Formerly President and CEO of Harvard Management Co.
Jennifer E. Durham; Chief Compliance Officer and Executive Vice President	Chief Compliance Officer, the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
William H. Gross; Managing Director, Executive Committee and Chief Investment Officer	Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Neel T. Kashkari; Managing Director
Trustee and President of the Trust and PIMCO Equity Series VIT. Formerly Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury

Douglas M. Hodge; Managing Director and Chief Operating Officer
Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Trustee, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)

David C. Flattum; Managing Director and General Counsel	Chief Legal Officer of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Brent R. Harris; Managing Director and Executive Committee Member
Director and President, StocksPLUS Management, Inc. Trustee and Chairman of the Trust and PIMCO Equity Series VIT. Trustee, Chairman and President of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II

Ki M. Hong; Managing Director	Formerly, Vice Chairman of Asia Pacific, Bank of America Merrill Lynch
Sabrina C. Callin; Managing Director	Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.
Makoto Takano; Managing Director	Director and President, PIMCO Japan Ltd.
Joseph V. McDevitt; Managing Director	Director and Chief Executive Officer, PIMCO Europe Limited.

Penn Capital Management Company, Inc. (“PENN”) is an investment sub-advisor for the American Beacon High Yield Bond Fund.  The principal address of PENN is Three Crescent Drive, Suite 400, Philadelphia, PA 19112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PENN is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PENN	Other Substantial Business and Connections
Marcia A. Hocker; President & Chief Executive Officer	None
Richard A. Hocker; Chief Investment Officer	None
Gerald McBride; Chief Financial Officer and Chief Operating Officer	None
John G. Livewell; Chief Compliance Officer	None
Eric Green; Director of Research & Senior Portfolio Manager	None
Christian M. Noyes; Director of Marketing & Client Services/ Senior Managing Partner	None
Scott D. Schumacher; Senior Portfolio Manager, Senior Managing Partner	None
J. Paulo Silva; Senior Portfolio Manager	None

Pzena Investment Management, LLC (“Pzena”) is an investment sub-advisor for the American Beacon Mid-Cap Value Fund.  The principal address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Pzena is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Pzena	Other Substantial Business and Connections
John P. Goetz; Managing Principal, Co-Chief Investment Officer, and Member with Class B Units	None
Richard S. Pzena; Managing Principal; Chief Executive Officer, Co-Chief Investment Officer, and Member with Class B Units	None
William L. Lipsey; Managing Principal, Marketing & Client Services, and Member with Class B Units	None
Joan F. Berger; General Counsel, Chief Compliance Officer, and Member with Class B Units	None
Gary J. Bachman; Chief Financial Officer (Gary only has Class A common stock	None

Benjamin Silver; Co-Director of Research, Portfolio Manager, and Member with Class B Units	None
Antonio DeSpirito; Managing Principal, Portfolio Manager, Executive Vice President and Member with Class B Units	None
Michael D. Peterson; Managing Principal, Portfolio Manager, Executive Vice President and Member with Class B Units	None

Signia Capital Management, LLC (“Signia”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund.  The principal address of Signia is 108 N. Washington St., Suite 305, Spokane, WA 99201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Signia is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Signia	Other Substantial Business and Connections
Tony L. Bennett; Manager/Member
David C. Krebs; Chief Compliance Officer
Daniel E. Cronen; Member
Lawrence G. Braitman; Member
Richard L. Thompson; Member
Richard S. Beaven; Member
Steven K. Neff; Member

Standish Mellon Asset Management Company, LLC (“Standish”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of Standish is BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108-4408.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Standish is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Standish	Other Substantial Business and Connections
James D. MacIntyre; President and Chief Executive Officer, Board Member
Julia Braithwaite; Chief Compliance Officer, Secretary
Steven Lipiner; Treasurer
Mitchell E. Harris; Chairman of Fixed Income

Cash and Currency Group, Executive Chairman Board Member, Trustee of Sole Owner
Alexander B. Over; Managing Director of Global Sales and Marketing, Board Member, Chief Executive Officer of BNY Mellon Asset Management (UK) Ltd.
John A. Parks; Trustee of Sole Owner
Phillip N. Maisano; Board Member

Stephens Investment Management Group, LLC (“SIMG”) is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund.  The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SIMG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SIMG	Other Substantial Business and Connections
Joseph W. Simpson; President and Chief Executive Officer, Manager	Executive Vice President, Stephens Inc.
Ryan E. Crane; Chief Investment Officer, Manager, Member Class B	Senior Vice President, Stephens Inc.
Michael W. Nolte; Chief Operating Officer, Senior Vice President, Manager	Senior Vice President, Stephens Inc.
David C. Prince; Chief Compliance Officer, General Counsel	Senior Vice President, Stephens Inc.

Strategic Income Management, LLC (“SiM”) is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund.  The principal address of SiM is 720 Olive Way, Suite 1675, Seattle, WA 98101.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SiM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SiM	Other Substantial Business and Connections
Randall L. Yoakum; Manager, Member, Chief Executive Officer
Gary J. Pokrzywinski; Manager, Member, Chief Investment Officer
Timothy T. Black; Elected Manager, Chief	Partner in IV Technologies LLC

Compliance Officer, Chief Operating Officer

Templeton Investment Counsel, LLC (“Templeton”) is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Templeton is 300 Southeast 2nd Street, Ft. Lauderdale, FL 33301.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Templeton is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Templeton	Other Substantial Business and Connections
Donald F. Reed; Chief Executive Officer and Chairman	None
Gary P. Motyl; President	None
Craig S. Tyle; Chief Legal Officer	None
Mark L. Constant; Treasurer	None
Michael J. D’Agrosa; Chief Compliance Officer	None
Gregory E. McGowan; Exec. Vice President	None
Cynthia L. Sweeting; Exec. VP/Director of Institutional Portfolio Management	None
Madison S. Gulley; Executive Vice President	None

The Boston Company Asset Management, LLC (“Boston Company”) is an investment sub-advisor for the American Beacon Small Cap Value Fund and the American Beacon Emerging Markets Fund.  The principal address of Boston Company is One Boston Place, Boston, MA 02108.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Boston Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Boston Company	Other Substantial Business and Connections
Bart A. Grenier; Chairman, Chief Executive Officer & Chief Investment Officer/Manager	None
Joseph P. Gennaco – President and Chief Operating Officer	None

The London Company Of Virginia, LLC (“London Company”) is the investment sub-adviser for the American Beacon London Company Income Equity Fund.  The principal place of business address of London Company is 180 Bayberry Court, Suite 301, Richmond, Virginia 23226.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of London Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with London Company	Other Substantial Business and Connections During the Past Two Fiscal Years
Stephen, M. Goddard, Founder, Chief Executive Officer and Chief Investment Officer	None
Jonathan Moody, Principal and Portfolio Manager	None
Andrew Wetzel, Chief Compliance Officer	None

Zebra Capital Management, LLC (“Zebra”) is the investment sub-advisor for the American Beacon Zebra Large Cap Equity Fund and American Beacon Zebra Small Cap Equity Fund.  The principal address of Zebra is 612 Wheelers Farms Rd., Milford, CT 06461.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Zebra is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Zebra	Other Substantial Business and Connections
Peter A. Schaffer; Chief Operating Officer, Chief Compliance Officer
Roger G. Ibbotson; Managing Member

Information as to the officers and directors of each of the above investment advisers may also be included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 32.	Principal Underwriter

(a)           Foreside Fund Services, LLC, Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1)	361 Absolute Alpha Fund, Series of Investment Managers Series Trust
2)	361 Long/Short Equity Fund, Series of Investment Managers Series Trust
3)	361 Managed Futures Strategy Fund, Series of Investment Managers Series Trust
4)	AdvisorShares Trust
5)	American Beacon Funds
6)	American Beacon Select Funds
7)	Avenue Mutual Funds Trust
8)	Bennett Group of Funds
9)	Bridgeway Funds, Inc.
10)	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
11)	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
12)	Central Park Group Multi-Event Fund

13)	Direxion Shares ETF Trust
14)	DundeeWealth Funds
15)	FlexShares Trust
16)	Forum Funds
17)	FQF Trust
18)	Gottex Multi-Alternatives Fund - I
19)	Gottex Multi-Alternatives Fund - II
20)	Gottex Multi-Asset Endowment Fund - I
21)	Gottex Multi-Asset Endowment Fund - II
22)	Henderson Global Funds
23)	Ironwood Institutional Multi-Strategy Fund LLC
24)	Ironwood Multi-Strategy Fund LLC
25)	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
26)	Manor Investment Funds
27)	Nomura Partners Funds, Inc.
28)	Performance Trust Mutual Funds, Series of Trust for Professional Managers
29)	Perimeter Small Cap Value Fund, Series of Investment Managers Series Trust
30)	PMC Funds, Series of Trust for Professional Managers
31)	Precidian ETFs Trust
32)	Quaker Investment Trust
33)	RevenueShares ETF Trust
34)	Salient MF Trust
35)	Sound Shore Fund, Inc.
36)	The Roxbury Funds
37)	Turner Funds
38)	Wintergreen Fund, Inc.

(b)           The following are officers and directors of Foreside Fund Services, LLC, the Registrant’s underwriter.  Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None
(c)           Not applicable.

Item 33.                      Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; 3) Boston Financial Data Services, an affiliate of the Trust’s transfer agent, 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust's investment advisers at the addresses listed in Item 31 above.

Item 34.                      Management Services

Not applicable.

Item 35.                      Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 153 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on February 26, 2013.

AMERICAN BEACON FUNDS

By:           /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 153 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	February 26, 2013
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer)	February 26, 2013
Melinda G. Heika

Gerard J. Arpey*	Trustee	February 26, 2013
Gerard J. Arpey

W. Humphrey Bogart*	Trustee	February 26, 2013
W. Humphrey Bogart

Brenda A. Cline*	Trustee	February 26, 2013
Brenda A. Cline

Eugene J. Duffy*	Trustee	February 26, 2013
Eugene J. Duffy

Thomas M. Dunning*	Trustee	February 26, 2013
Thomas M. Dunning

Alan D. Feld*	Trustee	February 26, 2013
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	February 26, 2013
Richard A. Massman

Barbara J. McKenna*	Trustee	February 26, 2013
Barbara J. McKenna

R. Gerald Turner*	Trustee	February 26, 2013
R. Gerald Turner

Paul J. Zucconi*	Trustee	February 26, 2013
Paul J. Zucconi

*By         /s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:
99.h(14)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 31, 2013
99.i	Opinion and Consent of Counsel
99.j	Consent of Independent Registered Public Accounting Firm
99.p(9)	Code of Ethics and Policy Statement on Insider Trading of Franklin Advisers, Inc., revised April 2012
99.p(13)	Code of Ethics and Standard of Professional Conduct of NISA Investment Advisors, L.L.C., revised February 2012
99.p(17)
Code of Conduct and Personal Securities Trading Policy of The Bank of New York Mellon, parent company of The Boston Company Asset Management, LLC and Standish Mellon Asset Management LLC, dated March 2012

99.p(23)	Code of Ethics of Massachusetts Financial Services Co., dated March 27, 2012
99.p(29)	Code of Ethics for Stephens Investment Management Group, LLC, dated April 2012
99.p(31)	Code of Ethics for Holland Capital Management LLC, dated June 2012
Other Exhibits:
Powers of Attorney for Trustees of American Beacon Funds dated August 9, 2012